UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Techpoint, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TECHPOINT, INC.

2550 N. First Street #550

San Jose, California 95131

(408) 324-0588

Dear Techpoint Stockholders:

You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of Techpoint, Inc., a Delaware corporation (“Techpoint,” the “Company,” “we,” “us,” and “our”), to be held at Techpoint’s corporate headquarters, 2550 N. First Street #550, San Jose, California 95131, on May 2, 2025, beginning at 9:00 a.m., Pacific Time (unless the Special Meeting is adjourned or postponed).

As previously announced, on January 15, 2025, Techpoint entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ASMedia Technology Inc., a Taiwanese corporation (“Parent”), and Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent.

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each share of common stock, $0.0001 par value per share, of the Company issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive $20.00 per share in cash, without interest, subject to any withholding taxes (the “Merger Consideration”).

•

Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each option to purchase Shares that is outstanding and vested immediately prior to the Effective Time (if any) (each a “Company Option”) will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that is outstanding under any Company Equity Plan (as defined in the Merger Agreement) immediately prior to the Effective Time (each, a “Company RSU”), will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Listed Foreign Stock Trust Beneficiary Interest Beneficiary Certificate Issuance Trust Agreement and Agreement regarding Issuer dated August 31, 2017 among the Company, Mizuho Securities Co., Ltd., Mitsubishi UFJ Trust and Banking Corporation, and The Master Trust Bank of Japan, Ltd. (together with Mitsubishi UFJ Trust and Banking Corporation, the “Trustees”) (the “Trust Agreement”), which Trust Agreement governs the rights of holders of the Company’s Japanese Depositary Shares (“JDS”), each holder of the Company’s JDS will receive their distribution from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plan will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests (as defined in the Merger Agreement) in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

In connection with the Merger Agreement, the Company, Parent, and the stockholder signatories thereto (collectively, the “Stockholder Signatories” and each, a “Stockholder Signatory”), which include Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, entered into a voting agreement which contains, among other things, an agreement by each Stockholder Signatory to vote or cause to be voted all shares of capital stock of the Company owned or subsequently acquired by such stockholders: (i) for the approval of the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents; and (ii) against any action, proposal, transaction or agreement that would reasonably be expected to, prevent, impede, interfere with, delay or adversely affect in any material respect the consummation of the Merger. As of February 28, 2025, the Stockholder Signatories beneficially owned in the aggregate approximately 43.3% of the total issued and outstanding shares of Techpoint common stock, of which an aggregate of approximately 33.8% is beneficially owned by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu. Pursuant to the Voting Agreement, a portion of the shares of Techpoint common stock held by the Stockholder Signatories representing an aggregate of approximately 32.1% (including 22.5% held in the aggregate by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu) of the outstanding shares of Techpoint common stock (including shares of Techpoint common stock underlying JDS, if applicable) as of February 28, 2025 are subject to the Voting Agreement.

At the Special Meeting, you will be asked to consider and vote on: (a) a proposal to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Merger Agreement Proposal”); (b) a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation that will or may be paid or become payable to Techpoint’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and (c) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”). The affirmative vote of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting, is required to approve the Merger Agreement Proposal. The affirmative vote of the holders of at least a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve the Compensation Proposal and the Adjournment Proposal.

The Board of Directors of Techpoint (the “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has unanimously: (a) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents, are advisable and fair to, and in the best interests of Techpoint and Techpoint stockholders; (b) approved the execution, delivery, and performance of the Merger Agreement and the other transaction documents, and the transactions contemplated by the Merger Agreement; (c) recommended that Techpoint stockholders approve the Merger Agreement; and (d) directed that the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, be submitted for consideration by Techpoint stockholders at the Special Meeting. The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement, and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. You should carefully read and consider the entire enclosed proxy statement and its annexes, including the Merger Agreement, as they contain important information about, among other things, the Merger and how it affects you. You may also obtain more information about Techpoint from documents we file with the United States Securities and Exchange Commission (the “SEC”) from time to time.

Whether or not you plan to attend the Special Meeting, please sign, date, and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet (in accordance with the instructions detailed in the section entitled “The Special Meeting—Voting by Proxy or While Attending the Special Meeting” beginning on page 40 of the proxy statement). If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted.

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the methods described above. Since the proposals are “non-routine matters,” your broker, bank, trust, or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares are held in street name, your broker, bank, trust, or other nominee has enclosed a voting instruction form with the proxy statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust, or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal. We encourage you to authorize your broker, bank, trust, or other nominee to vote your shares “FOR” all of the proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, or by signing, dating, and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically. Holders of Techpoint JDS must instruct the Trustees to vote the shares of Techpoint common stock underlying their JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?” The failure of any stockholder of record to grant a proxy electronically over the Internet, to submit a signed proxy card, or to vote by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will not have any effect on the Compensation Proposal, and will cause such stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be counted as votes “AGAINST” the Merger Agreement Proposal and the Compensation Proposal. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

The Special Meeting will be held in person at 2550 N. First Street #550, San Jose, California 95131, on May 2, 2025, beginning at 9:00 a.m., Pacific Time.

Your vote is very important, regardless of the number of shares that you own. We cannot complete the Merger unless the Merger Agreement Proposal is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting. If you have any questions or need assistance voting your shares, please contact the Company by mail at Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations, or by calling (408) 324-0588.

We are very excited about the opportunities offered by the Merger, and we thank you for your consideration and ongoing support.

Sincerely,
/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer
Techpoint, Inc.
March 17, 2025

Neither the SEC nor any state securities regulatory agency has approved or disapproved the transactions described in this document, including the Merger, passed upon the merits or fairness of the Merger, or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated March 17, 2025, and, together with the enclosed form of proxy card, is first being mailed to Techpoint stockholders on or about March 17, 2025.

TECHPOINT, INC.

2550 N. First Street #550

San Jose, California 95131

(408) 324-0588

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 2, 2025 AT 9:00 a.m., PACIFIC TIME

To the Stockholders of Techpoint, Inc.:

You are hereby notified that Techpoint, Inc., a Delaware corporation (“Techpoint,” the “Company,” “we,” “us,” and “our”), will hold a special meeting of its stockholders on May 2, 2025 at 9:00 a.m., Pacific Time (such special meeting, and any adjournment or postponement thereof, the “Special Meeting”) at Techpoint’s corporate headquarters, 2550 N. First Street #550, San Jose, California 95131, for the following purposes:

1.

To consider and vote upon a proposal to approve the Agreement and Plan of Merger dated January 15, 2025, by and among the Company, ASMedia Technology Inc., a Taiwanese corporation (“Parent”), and Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”) (the “Merger Agreement”), and the transactions contemplated thereby, including the Merger (as defined below) (the “Merger Agreement Proposal”);

2.

To consider and vote upon a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation that will or may be paid or become payable to Techpoint’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.

To consider and vote upon a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

As previously announced, on January 15, 2025, Techpoint entered into the Merger Agreement with Parent and Merger Sub. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent.

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each share of common stock, $0.0001 par value per share, of the Company issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive $20.00 per share in cash, without interest, subject to any withholding taxes (the “Merger Consideration”).

•

Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each option to purchase Shares that is outstanding and vested immediately prior to the Effective Time (if any) (each a “Company Option”) will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that is outstanding under any Company Equity Plan (as defined in the Merger Agreement) immediately prior to the Effective Time (each, a “Company RSU”), will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Listed Foreign Stock Trust Beneficiary Interest Beneficiary Certificate Issuance Trust Agreement and Agreement regarding Issuer dated August 31, 2017 among the Company, Mizuho Securities Co., Ltd., Mitsubishi UFJ Trust and Banking Corporation, and The Master Trust Bank of Japan, Ltd. (together with Mitsubishi UFJ Trust and Banking Corporation, the “Trustees”) (the “Trust Agreement”), which Trust Agreement governs the rights of holders of the Company’s Japanese Depositary Shares (“JDS”), each holder of the Company’s JDS will receive their distribution from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plan will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests (as defined in the Merger Agreement) in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

In connection with the Merger Agreement, the Company, Parent, and the stockholder signatories thereto (collectively, the “Stockholder Signatories” and each, a “Stockholder Signatory”), which include Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, entered into a voting agreement which contains, among other things, an agreement by each Stockholder Signatory to vote or cause to be voted all shares of capital stock of the Company owned or subsequently acquired by such stockholders: (i) for the approval of the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents; and (ii) against any action, proposal, transaction or agreement that would reasonably be expected to, prevent, impede, interfere with, delay or adversely affect in any material respect the consummation of the Merger. As of February 28, 2025, the Stockholder Signatories beneficially owned in the aggregate approximately 43.3% of the total issued and outstanding shares of Techpoint common stock, of which an aggregate of approximately 33.8% is beneficially owned by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu. Pursuant to the Voting Agreement, a portion of the shares of Techpoint common stock held by the Stockholder Signatories representing an aggregate of approximately 32.1% (including 22.5% held in the aggregate by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu) of the outstanding shares of Techpoint common stock (including shares of Techpoint common stock underlying JDS, if applicable) as of February 28, 2025 are subject to the Voting Agreement.

The Board of Directors of Techpoint (the “Board of Directors”) has fixed the close of business on March 13, 2025 as the record date for the Special Meeting (the “Record Date”). Only Techpoint stockholders of record as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement, or other delay thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE: (1) “FOR” THE MERGER AGREEMENT PROPOSAL; (2) “FOR” THE COMPENSATION PROPOSAL; AND (3) “FOR” THE ADJOURNMENT PROPOSAL.

Whether or not you plan to attend the Special Meeting in person, to ensure your representation at the Special Meeting, we urge you to sign, date, and return, as promptly as possible, the enclosed proxy card authorizing the individuals named on your proxy card to vote your shares by: (a) accessing the website listed on the proxy card (www.voteproxy.com) or (b) submitting your completed and signed proxy card or voting instruction form by mail by using the provided self-addressed, stamped envelope. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you sign, date, and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal, and “FOR” the Adjournment Proposal.

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in street name. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the methods described above. Since the proposals are “non-routine matters,” your broker, bank, trust, or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares are held in street name, your broker, bank, trust, or other nominee has enclosed a voting instruction form with the proxy statement. If you hold your shares in street name and give voting instructions to your broker, bank, trust, or other nominee with respect to one of the proposals, but give no instruction as to the other proposal, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to the proposal as to which instructions were given, and will not be voted with respect to any other proposal. We encourage you to authorize your broker, bank, trust, or other nominee to vote your shares “FOR” all of the proposals by following the instructions provided on the enclosed voting instruction form to provide your instructions over the Internet, by telephone, or by signing, dating, and returning the voting instruction form in the postage-paid envelope provided. We encourage you to vote electronically. Holders of Techpoint JDS must instruct the Trustees to vote the shares of Techpoint common stock underlying their JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?” The failure of any stockholder of record to grant a proxy electronically over the Internet, to submit a signed proxy card, or to vote by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will not have any effect on the Compensation Proposal, and will cause such stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be counted as votes “AGAINST” the Merger Agreement Proposal and the Compensation Proposal. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

Techpoint stockholders and beneficial owners who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the fair value of their shares if they deliver a written demand for appraisal to the Company before the vote is taken on the proposal to adopt the Merger Agreement and otherwise comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law, which are summarized in the proxy statement accompanying this notice in the section entitled “Proposal 1: Approval of the Merger Agreement—Appraisal Rights” beginning on page 75 of the proxy statement. A copy of Section 262 of the General Corporation Law of the State of Delaware, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

If you plan to attend the meeting in person, you will need to bring a government-issued picture ID and proof of ownership of shares of Techpoint common stock as of the Record Date. Techpoint stockholders may revoke their proxy in the manner described in the accompanying proxy statement before it has been voted at the Special Meeting.

Our Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy Card are available at www.astproxyportal.com/ast/21723.

By Order of the Board of Directors, Techpoint, Inc.

/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer
March 17, 2025

YOUR VOTE IS VERY IMPORTANT

Regardless of how you choose to participate or how many shares you own, it is important that your shares are represented at the Special Meeting. We cannot complete the Merger unless the Merger Agreement Proposal is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting. The approval of the Merger Agreement Proposal is the only approval of Techpoint stockholders required for the closing of the transactions contemplated by the Merger Agreement. Techpoint will transact no other business at the Special Meeting other than the proposals described above, except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) OVER THE INTERNET OR (2) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE PREPAID ENVELOPE PROVIDED. Holders of Techpoint JDS must instruct the Trustees to vote the shares of Techpoint common stock underlying their JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?” You may revoke your proxy or change your vote before the Special Meeting in the manner described in the enclosed proxy statement.

The failure of any stockholder of record to grant a proxy electronically over the Internet, to submit a signed proxy card, or to vote by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will not have any effect on the Compensation Proposal, and will cause such stockholder’s shares to not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Abstentions will be counted as votes “AGAINST” the Merger Agreement Proposal and the Compensation Proposal. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal.

You should carefully read and consider the entire accompanying proxy statement and its annexes, including the Merger Agreement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting, or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares of Techpoint common stock, please contact the Company by mail at Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations, or by calling (408) 324-0588.

A complete list of Techpoint stockholders will be available for inspection by any Techpoint stockholder for any purpose germane to the Special Meeting during ordinary business hours beginning ten (10) business days after the date of this notice and until the date of the Special Meeting at Techpoint’s principal executive offices located at 2550 N. First Street #550, San Jose, California 95131. The list of eligible Techpoint stockholders will also be available at the Special Meeting for examination by any Techpoint stockholder present at such meeting.

Techpoint will not provide Internet or audio access to the Special Meeting. To attend the Special Meeting, you must be a registered Techpoint stockholder as of the Record Date, or, if your shares are held through a broker, bank, trust, or other nominee, you must obtain a legal proxy from such holder and follow the instructions set forth in the accompanying proxy statement. In order for you to receive timely delivery of this proxy statement in advance of the Special Meeting of Techpoint stockholders to be held on May 2, 2025 and any adjournment or postponement thereof, you must request the information no later than April 22, 2025.

ANNEXES
Annex A —	Agreement and Plan of Merger dated January 15, 2025, by and among Techpoint, Inc., ASMedia Technology Inc., a Taiwanese corporation, and Apex Merger Sub Inc., a Delaware corporation
Annex B —	Voting Agreement, dated as of January 15, 2025, by and among Techpoint, Inc., ASMedia Technology Inc., and the signatories thereto.
Annex C —	Opinion of Greenhill & Co., LLC

SUMMARY

This summary highlights selected information from this proxy statement related to the Merger (as defined below) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement (as defined below), along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in “Where You Can Find More Information; Incorporation by Reference.” You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.

Except as otherwise specifically noted in this proxy statement, “Techpoint,” the “Company,” “we,” “our,” or “us,” and similar words refer to Techpoint, Inc. Throughout this proxy statement, ASMedia Technology Inc. is referred to as “Parent,” Apex Merger Sub Inc. as “Merger Sub,” and each of Techpoint, Parent, and Merger Sub is referred to as a “party” and together as the “parties.” In addition, throughout this proxy statement, the Agreement and Plan of Merger, dated as of January 15, 2025 (as it may be amended from time to time), by and among Techpoint, Parent, and Merger Sub is referred to as the “Merger Agreement,” our common stock, $0.0001 par value per share, as “Techpoint common stock,” and the holders of shares of Techpoint common stock as “Techpoint stockholders.” In addition, Mitsubishi UFJ Trust and Banking Corporation and The Master Trust Bank of Japan, Ltd. are referred to as the “Trustees” and Japanese Depositary Shares are referred to as “JDS.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.

Special Meeting (See “The Special Meeting” beginning on page 38)

Date, Time, and Place of the Special Meeting

The special meeting of the stockholders of Techpoint will be held on May 2, 2025 at 9:00 a.m., Pacific Time, at Techpoint’s corporate headquarters, 2550 N. First Street #550, San Jose, California 95131 (including any adjournments or postponements thereof, the “Special Meeting”).

Techpoint will not provide Internet or audio access to the Special Meeting. To attend the Special Meeting, you must be a registered Techpoint stockholder as of the record date for the Special Meeting (the “Record Date”), or, if your shares are held through a broker, bank, trust, or other nominee, you must obtain a legal proxy from such holder and follow the instructions set forth in this proxy statement.

Proposals

The proposals of the Special Meeting are as follows:

•	Merger Agreement Proposal—to consider and vote upon a proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Merger Agreement Proposal”);

•

Compensation Proposal—to consider and vote upon, on an advisory (non-binding) basis, a proposal to approve the “golden parachute” compensation that will or may be paid or become payable to Techpoint’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

•

Adjournment Proposal—to consider and vote upon a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

The approval of the Merger Agreement Proposal is the only approval of Techpoint stockholders required for the closing of the transactions contemplated by the Merger Agreement.

Record Date and Issued and Outstanding Shares

The Board of Directors of Techpoint (the “Board of Directors”) has fixed the close of business on March 13, 2025 as the Record Date. Accordingly, only Techpoint stockholders of record as of the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. Each share of Techpoint common stock entitles the holder to one vote on each of the proposals to be considered at the Special Meeting.

As of the close of business on the Record Date, there were approximately 18,720,571 shares of Techpoint common stock issued and outstanding and entitled to vote at the Special Meeting.

Record holders of shares of Techpoint common stock on the Record Date may vote their shares of Techpoint common stock in person at the Special Meeting or by proxy as described below under “—Voting by Proxy or While Attending the Special Meeting.” If you hold JDS, you must instruct the Trustees to vote the shares of Techpoint common stock underlying your JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?”

Required Vote (See “The Special Meeting—Required Vote; Abstentions and ‘Broker Non-Voters’—Required Vote” beginning on page 39)

•

Merger Agreement Proposal—The affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting, is required to approve the Merger Agreement Proposal. As of the Record Date, the affirmative vote of 9,360,286 shares of Techpoint common stock constitutes a vote by the majority of the outstanding shares of Techpoint common stock. The Merger will not occur unless the Merger Agreement Proposal is approved.

•

Compensation Proposal—The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve, on an advisory (non-binding) basis, the Compensation Proposal.

•

Adjournment Proposal—The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve the Adjournment Proposal.

Approval of each proposal is not conditioned on the approval of any other proposal. Further, if the Merger closes, the compensation described in the Compensation Proposal may be paid to Techpoint’s named executive officers to the extent payable pursuant to the terms of their respective compensation agreements and contractual arrangements even if Techpoint stockholders do not approve the Compensation Proposal.

Quorum

The presence, in person or represented by proxy, of a majority of the voting power of the Techpoint common stock issued and outstanding and entitled to vote at the Special Meeting, is necessary to constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.

Voting by Proxy or While Attending the Special Meeting

Giving a proxy means that a Techpoint stockholder authorizes the persons named in the enclosed proxy card to vote his or her shares at the Special Meeting in the manner such stockholder directs. A Techpoint stockholder may cause his or her shares to be voted by granting a proxy in advance of the Special Meeting or by voting while attending the Special Meeting in person. Even if you plan to attend the Special Meeting in person, we urge you to promptly follow the instructions on the enclosed proxy card to vote on the matters to be considered at the Special Meeting.

Techpoint stockholders may vote their shares as follows:

1.

Internet—go to the website printed on the enclosed proxy card (www.voteproxy.com) and follow the instructions outlined on the secured website using certain information provided on the front of the proxy card. If you vote using the Internet, there is no need to mail in your proxy card.

2.	Proxy Card—completing, signing, dating, and mailing the proxy card and returning it in the postage-paid, self-addressed envelope provided.

3.

Attending the Special Meeting in Person—voting in person at the Special Meeting if you are a stockholder of record or if you are a beneficial owner and have a legal proxy from the stockholder of record.

Submitting a proxy by Internet provides the same authority to vote shares as if the stockholder had returned his or her proxy card by mail.

Each properly signed proxy received prior to the Special Meeting and not revoked before exercised at the Special Meeting will be voted at the Special Meeting according to the instructions indicated on the proxy or, if no instructions are given on a properly signed proxy, the shares represented by such proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal.

Techpoint requests that Techpoint stockholders complete, date, and sign the accompanying proxy card and return it to Techpoint in the enclosed postage-paid, self-addressed envelope or submit the proxy by the Internet as soon as possible.

If a Techpoint stockholder’s shares are held in “street name” by a broker, bank, trust, or other nominee, such stockholder must obtain a voting instruction form from the nominee that holds such shares and follow the voting instructions given by that nominee.

Holders of Techpoint JDS must instruct the Trustees to vote the shares of Techpoint common stock underlying their JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?”

If a Techpoint stockholder plans to attend the Special Meeting and wishes to vote while attending the Special Meeting, such stockholder will be able to do so. If a Techpoint stockholder’s shares are held in street name (through a broker, bank, trust, or other nominee), such stockholder must obtain a legal proxy from the broker, bank, trust, or other nominee to vote such shares while attending the Special Meeting. Whether or not a Techpoint stockholder plans to attend the Special Meeting in person, Techpoint requests that each Techpoint stockholder complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid, self-addressed envelope, or submit a proxy through the Internet as described in the instructions accompanying this proxy statement as soon as possible. This will not prevent any Techpoint stockholder from voting while attending the Special Meeting, but will assure that such stockholder’s vote is counted if such stockholder is unable to attend the Special Meeting in person.

Voting by Techpoint Directors and Executive Officers (See “The Special Meeting—Certain Ownership of Techpoint Common Stock” beginning on page 43)

As of the Record Date, Techpoint’s directors and executive officers beneficially owned 6,617,242 shares of Techpoint common stock, representing approximately 34.9% of the shares of Techpoint common stock issued and outstanding as of such date. Techpoint currently expects that each of its directors and executive officers will vote their shares of Techpoint common stock in favor of all proposals, although none of them has entered into an agreement to do so, other than Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, who are parties to the Voting Agreement (as defined below).

Voting Agreement (See “The Transaction Documents—Voting Agreement” beginning on page 106).

In connection with the Merger Agreement, Techpoint, Parent, and the stockholder signatories thereto (collectively, the “Stockholder Signatories” and each, a “Stockholder Signatory”), which include Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, entered into a voting agreement (the “Voting Agreement”) which contains, among other things, an agreement by each Stockholder Signatory to vote or cause to be voted all shares of capital stock of Techpoint owned or subsequently acquired by such stockholders (the “Voting Agreement Shares”): (i) for the approval of the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents; and (ii) against any action, proposal, transaction or agreement that would reasonably be expected to, prevent, impede, interfere with, delay or adversely affect in any material respect the consummation of the Merger. The Stockholder Signatories have also agreed not to, among other things, sell, transfer, assign, pledge, give, tender in any tender or exchange offer or similarly dispose of any Voting Agreement Shares, subject to certain exceptions. The Voting Agreement automatically terminates upon the earliest of the Effective Time, the valid termination of the Merger Agreement, a Company Adverse Recommendation Change (as defined in “The Transaction Documents—The Merger Agreement— Termination Fee Payable in Certain Circumstances”), and the date on which any amendment to the Merger Agreement is effected, or any waiver of Techpoint’s rights under the Merger Agreement is granted, in each case, without the Stockholder Signatories’ prior written consent, that (i) diminishes the Merger Consideration to be received by the stockholders of Techpoint or (ii) changes the form in which the Merger Consideration is payable to the stockholders of Techpoint. As of February 28, 2025, the Stockholder Signatories beneficially owned in the aggregate approximately 43.3% of the total issued and outstanding shares of Techpoint common stock, of which an aggregate of approximately 33.8% is beneficially owned by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu. Pursuant to the Voting Agreement, a portion of the shares of Techpoint common stock held by the Stockholder Signatories representing an aggregate of approximately 32.1% (including 22.5% held in the aggregate by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu) of the outstanding shares of Techpoint common stock (including shares of Techpoint common stock underlying JDS, if applicable) as of February 28, 2025 are subject to the Voting Agreement.

Information about the Parties Involved in the Merger

Techpoint, Inc. (“Techpoint,” the “Company,” “we,” “us,” and “our”)

Techpoint, Inc.

2550 N. First Street, #550

San Jose, California 95131 (408) 324-0588

We are a fabless semiconductor company that designs, markets, and sells mixed-signal integrated circuits for multiple video applications in the automotive and security surveillance markets. Our integrated circuits are enabling the transition from standard definition (“SD”) video to high definition (“HD”) video in the automotive and security surveillance markets. Our solutions take HD video signals from a camera and convert them into analog signals for reliable long-distance transmission, then convert the HD analog signal into the appropriate format for video processing and display. Our HD analog technology operates at the same 1080p HD resolution as digital HD, but processes video in an HD analog format and transmits the video in this same analog format, thereby eliminating the need for any compression or decompression. Our integrated circuits are based on our proprietary architecture and mixed signal technologies that we believe provide high video quality, enable high levels of integration, and are cost effective. We derive our revenue from sales of our mixed-signal integrated circuits into the automotive and security surveillance markets. We sell our products to distributors that fulfill third-party orders for our products. We also sell directly to OEM and ODM.

We employ a fabless manufacturing strategy and use market-leading suppliers for all phases of the manufacturing process, including wafer fabrication, assembly, testing and packaging. This strategy significantly reduces the capital investment that would otherwise be required to operate manufacturing facilities of our own.

Techpoint JDSs are listed and traded on The Tokyo Stock Exchange (“TSE”) under the ticker symbol “6697.”

ASMedia Technology Inc. (“Parent”)

ASMedia Technology Inc.

6F, No. 115, Minquan Road

Xindian District, New Taipei City 231

Taiwan

(886) 2-2219-6088

ASMedia, established in Taiwan in 2004, is a leading fabless semiconductor company specializing in high-speed transmission interface IC design. ASMedia boasts strong R&D capabilities in high-speed physical layers, including USB controller chips, PCIe bridge controller chips, SATA controller chips, high-speed switch controller chips, and application-specific integrated circuits.

ASMedia is publicly listed on the Taiwan Stock Exchange in 2012 under the ticker symbol of 5269.

Apex Merger Sub Inc. (“Merger Sub”)

Apex Merger Sub Inc.

c/o ASMedia Technology Inc.

6F, No. 115, Minquan Road

Xindian District, New Taipei City 231

Taiwan

(886) 2-2219-6088

Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent formed on December 13, 2024 solely for the purpose of entering into the Merger Agreement and, subject to the terms and conditions thereof, completing the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and related agreements.

The Merger (See “Proposal 1: Approval of the Merger Agreement—Overview” beginning on page 46)

On January 15, 2025, Techpoint entered into the Merger Agreement with Parent and Merger Sub. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent.

For a more complete discussion of the Merger Agreement, see “The Transaction Documents—The Merger Agreement.”

The Merger; Merger Consideration (See “Proposal 1: Approval of the Merger Agreement—Merger Consideration” beginning on page 49 and “The Transaction Documents—The Merger Agreement—Conversion of Securities in the Merger” beginning on page 87)

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each share of common stock, $0.0001 par value per share, of Techpoint issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive $20.00 per share in cash, without interest, subject to any withholding taxes (the “Merger Consideration”).

•

Each Share held by Techpoint as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of Techpoint, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each option to purchase Shares that is outstanding and vested immediately prior to the Effective Time (if any) (each a “Company Option”) will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying Techpoint Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that is outstanding under any Company Equity Plan (as defined in the Merger Agreement) immediately prior to the Effective Time (each, a “Company RSU”), will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Listed Foreign Stock Trust Beneficiary Interest Beneficiary Certificate Issuance Trust Agreement and Agreement regarding Issuer dated August 31, 2017 among the Company, Mizuho Securities Co., Ltd., Mitsubishi UFJ Trust and Banking Corporation, and The Master Trust Bank of Japan, Ltd. (together with Mitsubishi UFJ Trust and Banking Corporation, the “Trustees”) (the “Trust Agreement”), which Trust Agreement governs the rights of holders of Techpoint’s Japanese Depositary Shares (“JDS”), each holder of Techpoint’s JDS will receive their distribution from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plan (as defined in the Merger Agreement) will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests (as defined in the Merger Agreement) in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

Each of the foregoing shall be effected in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), including with respect to any dissenting shares for which you have properly and validly exercised and do not withdraw your appraisal rights under Section 262 of the DGCL (“Dissenting Shares”) and, on the terms and subject to the conditions in the Merger Agreement, and subject to adjustment for any stock or interest split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization, or other similar transaction, to the extent appropriate to provide the same economic effect as contemplated by the Merger Agreement prior to such action, and without interest and subject to any required tax withholding.

After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Techpoint common stock (subject to certain exceptions set forth in the Merger Agreement) that you own immediately prior to the Effective Time, subject to any required tax withholding, but you will no longer have any rights as a Techpoint stockholder (except that Techpoint stockholders who properly and validly exercise and do not withdraw their demands for appraisal will receive appraisal rights under Section 262 of the DGCL). See “Proposal 1: Approval of the Merger Agreement—Appraisal Rights” beginning on page 75.

Conditions to the Merger (See “The Transaction Documents—The Merger Agreement—Conditions to the Merger” beginning on page 94)

As more fully described in this proxy statement, the obligations of each of the Parties to effect the Closing are subject to the satisfaction or waiver of a number of conditions, including those described below.

Mutual Conditions

The obligations of the Company, Parent, and Merger Sub to effect the Merger, are subject to the satisfaction or waiver of the following conditions:

•	Techpoint stockholder approval of the Merger Agreement Proposal;

•

(a) all required filings have been made and all required approvals obtained (or waiting periods expired or terminated) under applicable Antitrust Laws (as defined in the Merger Agreement) (if any) (collectively, the “Antitrust Filings”), (b) approval has been obtained from the Committee on Foreign Investment in the United States (“CFIUS” and such approval, the “CFIUS Approval”), and (c) approval has been obtained from the Department of Investment Review of the Ministry of Economic Affairs of Taiwan (“Taiwan DIR” and such approval, the “Taiwan DIR Approval”) (collectively, the “Required Regulatory Authorizations”); and

•

absence of the occurrence or imposition of any final, non-appealable laws or orders by a governmental entity having jurisdiction over any party to the Merger Agreement that make illegal, enjoin, or prohibit consummation of the Merger or the transactions contemplated by the Merger Agreement.

Techpoint’s Conditions

Techpoint’s obligations to effect the Merger are subject to the satisfaction or waiver of the following additional conditions:

•

the truth and correctness of the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement, generally both when made as of the date of the Merger Agreement and as of the Closing Date, subject in each case to certain specified materiality standards;

•

the performance or compliance in all material respects by Parent and Merger Sub of all obligations, agreements, and covenants required under the Merger Agreement to be performed by or complied with by them at or prior to the Closing; and

•	the receipt by the Company of a certificate, signed by an officer of Parent, certifying as to the matters set forth in the preceding two bullet points.

Parent’s and Merger Sub’s Conditions

Parent’s and Merger Sub’s obligations to effect the Merger are subject to the satisfaction or waiver of the following additional conditions:

•

the truth and correctness of the representations and warranties of the Company set forth in the Merger Agreement, subject to certain specified exclusions, generally both when made as of the date of the Merger Agreement and as of the Closing Date, subject in each case to certain specified materiality standards;

•

the performance or compliance in all material respects by the Company of all obligations, agreements, and covenants required under the Merger Agreement to be performed by or complied with by the Company at or prior to the Closing;

•	the absence of any continuing material adverse effect to the Company, as set forth in the Merger Agreement;

•

the receipt by Parent of a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in the preceding three bullet points; and

•

the absence of any Burdensome Condition (as defined in “The Transaction Documents—The Merger Agreement—Conditions to the Merger”) as a condition of any Required Regulatory Authorizations or any governmental authorizations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement or as a result of any law or orders by a governmental entity having jurisdiction over any party to the Merger Agreement.

Regulatory Approvals (See “Proposal 1: Approval of the Merger Agreement—Regulatory Approvals” beginning on page 83)

Each of the parties has agreed to (subject to the terms and conditions of the Merger Agreement) use its reasonable best efforts to file all notices, reports, submissions, and other documents with, and respond as promptly as reasonably practicable to any additional information requests by, any governmental authority with respect to the Merger, to consummate the Merger as promptly as reasonably practicable, and to cause to be satisfied the conditions to Closing, and to obtain, as promptly as reasonably practicable, all governmental approvals, including all necessary consents, approvals, clearances, licenses, permits, orders, qualifications, authorizations, registrations, waivers, and expirations or terminations of waiting periods from governmental entities as described in “Proposal 1: Approval of the Merger Agreement—Regulatory Approvals.” These approvals include clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and certain specific other filings and related approvals from CFIUS and Taiwan DIR.

Financing of the Merger (See “Proposal 1: Approval of the Merger Agreement—Financing of the Merger” beginning on page 74 and “The Transaction Documents—The Merger Agreement—Financing” beginning on page 100)

The consummation of the Merger is not conditioned on Parent’s receipt of any financing. Parent currently anticipates financing the Merger Consideration with cash on hand. If Parent is unable to fund the payment of the Merger Consideration, the Merger will not close.

No Solicitation (See “The Transaction Documents—The Merger Agreement—No Solicitation” beginning on page 96, and “Proposal 1: Approval of the Merger Agreement —Recommendation of the Board of Directors and Reasons for the Merger” beginning on page 86)

The Merger Agreement contains provisions restricting Techpoint’s ability to seek an alternative transaction until the earlier of the Effective Time or the valid termination of the Merger Agreement. Under these provisions, The Company agreed that it will not, will cause its subsidiaries not to, and will direct Techpoint’s and its subsidiaries’ respective representatives acting on behalf or at the direction of Techpoint or its subsidiaries not to:

•

directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal (as defined in “The Transaction Documents—The Merger Agreement—No Solicitation”);

•

continue, conduct, or engage in any discussions or negotiations with, disclose any non-public information relating to Techpoint or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of Techpoint or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party (or its potential sources of financing) relating to: (a) a Takeover Proposal; or (b) any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal;

•

enter into letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other contract in each case relating to any Takeover Proposal, subject to certain exclusions, excluding any acceptable confidentiality agreements (each, a “Company Acquisition Agreement”), or approve, submit for stockholder approval or recommend a Takeover Proposal or Company Acquisition Agreement;

•

except where the Board of Directors (A) makes a good faith determination, after consultation with its financial advisor and outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors and (B) substantially concurrently with such determination, grants a waiver or release of any and all standstill or similar agreement that is applicable to the Parent, amend, knowingly fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any Equity Interests of Techpoint or any of its subsidiaries;

•

approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL, except as may be required in connection with a Company Adverse Recommendation Change in accordance with the Merger Agreement; or

•	approve, authorize, agree, or publicly announce any intention to do any of the foregoing.

Additionally, the Merger Agreement provides that neither the Board of Directors nor a committee thereof shall effect a Company Adverse Recommendation Change (as defined in “The Transaction Documents—The Merger Agreement—No Solicitation”) or enter into or permit any subsidiary to enter into a Company Acquisition Agreement, subject to certain exceptions.

Prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal, the Board of Directors may:

•

(a) effect a Company Adverse Recommendation Change with respect to a Superior Proposal or (b) terminate the Merger Agreement in order to enter into a Company Acquisition Agreement with respect to such Superior Proposal; in each case, that did not result, directly or indirectly, from a material breach of the non-solicitation covenants of the Merger Agreement, if: (i) Techpoint promptly notifies Parent, in writing, at least four (4) business days (the “Superior Proposal Notice Period”) before taking the action described in clause (a) or (b) of this paragraph of its intention to take such action with respect to such Superior Proposal, which notice shall state expressly that Techpoint has received a Takeover Proposal that the Board of Directors intends to declare is a Superior Proposal, and that the Board of Directors intends to take the action described in clause (a) or (b) of this paragraph; (ii) Techpoint specifies the identity of the party making the Superior Proposal and the material terms and conditions thereof in such notice and includes an unredacted copy of the Takeover Proposal and attaches to such notice the most current version of any proposed agreement (which version shall be updated on a prompt basis) for such Superior Proposal and any related documents, including financing documents (which financing documents may include customary redactions), to the extent provided by the relevant party in connection with the Superior Proposal; (iii) Techpoint and its representatives during the Superior Proposal Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including any revision in price, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least two (2) business days remain in the Superior Proposal Notice Period subsequent to the time Techpoint notifies Parent of any such material revision (it being understood that there may be multiple extensions)); and (iv) the Board of Directors determines in good faith, after consulting with its financial advisor and outside legal counsel, that such Takeover Proposal continues to constitute a Superior Proposal (after taking into account any adjustments made by Parent during the Superior Proposal Notice Period in the terms and conditions of the Merger Agreement) and that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law; and

•

effect a Company Adverse Recommendation Change with respect to an Intervening Event (as defined in “The Transaction Documents—The Merger Agreement—No Solicitation”), if: (a) Techpoint promptly notifies Parent, in writing (email to Parent and Parent’s outside counsel pursuant to the notice provisions of the Merger Agreement being deemed sufficient), at least four (4) business days (the “Intervening Event Notice Period”) before effecting a Company Adverse Recommendation Change of its intention to take such action with respect to such Intervening Event, which notice shall advise Parent of the Intervening Event, including a description in reasonable detail of the underlying facts and circumstances giving rise to such Intervening Event (and the reasons for taking such action in reasonable detail), and that the Board of Directors intends to effect a Company Adverse Recommendation Change; (b) Techpoint and its representatives during the Intervening Event Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of the Merger Agreement that obviates the need for the Board of Directors to effect, or cause Techpoint to effect, a Company Adverse Recommendation Change as a result of such Intervening Event; and (c) the Board of Directors determines in good faith, after consulting with its financial advisor and outside legal counsel, that an Intervening Event has occurred and that the failure to effect a Company Adverse Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law. The Board of Directors may not effect a Company Adverse Recommendation Change on the basis of any fact or circumstance relating to the time required for obtaining any governmental authorization in connection with the Merger or the transactions contemplated by the Merger Agreement or any condition, undertaking or commitment that may be required or proposed in connection therewith.

The Merger Agreement also provides that the Board of Directors or a committee thereof may disclose to Techpoint stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if Techpoint determines, after consultation with its financial advisor and outside legal counsel, that failure to disclose such position would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law; provided, however, that any public disclosure (other than any “stop, look and listen” statement made under Rule 14d-9(f) under the Exchange Act) by Techpoint, or the Board of Directors, or any committee thereof relating to any determination, position, or other action by Techpoint, the Board of Directors, or any committee thereof with respect to any Takeover Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Board of Directors expressly and publicly reaffirms its recommendation to Techpoint stockholders to adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Techpoint Board Recommendation”) in such disclosure. Nothing in the Merger Agreement will restrict Techpoint, or the Board of Directors, or a committee thereof from making a factually accurate public statement that (a) describes Techpoint’s receipt of a Takeover Proposal; (b) identifies the person, or entity, or group thereof making such Takeover Proposal; (c) provides the material terms of such Takeover Proposal; or (d) describes the operation of the Merger Agreement with respect thereto and any such statement will not, in any case, be deemed to be (i) an adoption, approval, or recommendation with respect to such Takeover Proposal; or (ii) a Company Adverse Recommendation Change.

Termination (See “The Transaction Documents—The Merger Agreement—Termination” beginning on page 100)

The Merger Agreement may be terminated at any time prior to the Closing by the mutual written consent of the parties. In addition, either Techpoint or Parent may terminate the Merger Agreement if:

•

the Merger has not been consummated on or before the nine (9)-month anniversary of the Merger Agreement (as may be extended in accordance with the Merger Agreement, the “End Date”); provided, however, that, if the Closing shall not have occurred prior to such date as a result of any Required Regulatory Authorization not having been obtained, such End Date may be extended by either Parent or Techpoint on only one (1) occasion for a period of three (3) months by written notice to the other party no later than ten (10) Business Days prior to the then existing End Date; provided, further, that this right to terminate the Merger Agreement will not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the principal cause of, or primarily resulted in, the failure of the Merger to be consummated on or before the End Date;

•

any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement, and such law or order shall have become final and non-appealable; provided, however, that this right to terminate the Merger Agreement shall not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement, or entry of any such law or order;

•	the Merger Agreement has been submitted to Techpoint’s stockholders for adoption at the Special Meeting and Techpoint stockholder approval of the Merger Agreement Proposal is not obtained at such meeting (unless such meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); or

•

(a) CFIUS has informed Parent and Techpoint in writing, after reasonable best efforts by Parent and Techpoint to negotiate with CFIUS to CFIUS Approval, that it has unresolved national security concerns with respect to the Merger or the other transactions contemplated by the Merger Agreement and that it will refer or has referred the Merger or the other transactions contemplated by the Merger Agreement to the President, or (b) if the parties fail to file a CFIUS Resubmission within the time period requested or permitted by CFIUS (a “CFIUS Turndown”).

In addition, Parent may terminate the Merger Agreement if:

•	a Company Adverse Recommendation Change has occurred or Techpoint has approved or adopted, or recommended the approval or adoption of, any Company Acquisition Agreement;

•

there has been a breach of any representation, warranty, covenant, or agreement on the part of Techpoint set forth in the Merger Agreement such that the conditions to the closing of the Merger (as described below in “—Conditions to the Merger”) would not be satisfied and, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (a) thirty (30) days after written notice thereof is given by Parent to Techpoint, or (b) the End Date; provided, further, that Parent shall not have this right to terminate the Merger Agreement if Parent or Merger Sub is then in material breach of any representation, warranty, covenant, or obligation thereunder, which material breach would give rise to the failure of a condition to Closing;

•

any applicable governmental entity of competent jurisdiction will have enacted, promulgated, enforced or entered any law or order that would result in, any Burdensome Condition, and such law or order will have become final and non-appealable; provided that Parent shall not have this right to terminate the Merger Agreement if Parent’s or Merger Sub’s material breach of any representation, warranty, covenant or obligation set forth in the Merger Agreement has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement or entry of any such law or order; or

•

if any applicable governmental entity of competent jurisdiction has informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant governmental entity in good faith until the End Date unless Techpoint agrees to a shorter period in writing.

In addition, Techpoint may terminate the Merger Agreement if:

•

prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal at the Special Meeting, the Board of Directors authorizes Techpoint, subject to material compliance with the non-solicitation provisions of the Merger Agreement, to enter into a Company Acquisition Agreement in respect of a Superior Proposal; provided, that prior to or concurrently with such termination, Techpoint shall have paid the termination fees described below under “—Termination Fee Payable in Certain Circumstances;”

•

there has been a breach of any representation, warranty, covenant, or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement such that the conditions to the Closing of Techpoint (as described above in “—Conditions to the Merger”) would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (a) thirty (30) days after written notice thereof is given by Techpoint to Parent, or (b) the End Date; provided further, that Techpoint shall not have this right to terminate the Merger Agreement if Techpoint is then in material breach of any representation, warranty, covenant, or obligation thereunder which material breach would give rise to the failure of a condition to Closing; or

•

(a) the mutual Closing Conditions and the conditions to the Closing of Parent and Merger Sub (as described above in “—Conditions to the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) have been satisfied or waived in accordance with the Merger Agreement, (b) Techpoint has indicated in writing to Parent that Techpoint is ready, willing, and able to consummate the Merger, (c) Parent and Merger Sub fail to consummate the Merger within four (4) business days following the date on which the Closing should have occurred pursuant to the closing provisions of the Merger Agreement (or, if the End Date falls within such four (4)-business day period, by the End Date) and (d) during such four (4)-business day period described in clause (c) above (or, if the End Date falls within such four (4)-business day period, during the period between the date on which the Closing should have occurred pursuant to the closing provisions of the Merger Agreement and the End Date), Techpoint stood ready, willing, and able to consummate the Merger and the other transactions contemplated by the Merger Agreement.

If the Merger Agreement is properly and validly terminated pursuant to the termination provisions thereof, it will become void and of no further force and effect, with no liability on the part of any party to the Merger Agreement (or any stockholder, director, officer, employee, agent, or representative of such party) to any other party or parties to the Merger Agreement, except with respect to (a) certain provisions, including the fees described below under “—Termination Fee Payable in Certain Circumstances,” certain confidentiality agreements, and other general provisions (and any related definitions contained in any such provisions), which shall remain in full force and effect, and (b) any liabilities or damages incurred or suffered by a party or parties to the Merger Agreement, solely to the extent such liabilities or damages were due to a willful breach or fraud by another party of any of its representations, warranties, covenants, or other agreements set forth in the Merger Agreement.

Termination Fee Payable in Certain Circumstances (See “The Transaction Documents—The Merger Agreement—Termination Fee Payable in Certain Circumstances” beginning on page 102)

The Merger Agreement provides that in the event of termination of the Merger Agreement prior to the Closing under the circumstances described below, Techpoint or Parent may be required to pay a termination fee to the other parties.

Techpoint would be required to pay Parent a termination fee in an aggregate amount of $7,520,000 in the event the Merger Agreement is terminated by:

•	Parent if a Company Adverse Recommendation Change (as defined below) has occurred or Techpoint has approved or adopted, or recommended the approval or adoption of, any Company Acquisition Agreement;

•

Techpoint if prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal at the Special Meeting, the Board of Directors authorizes Techpoint, subject to material compliance with the non-solicitation provisions of the Merger Agreement, to enter into a Company Acquisition Agreement in respect of a Superior Proposal;

•

Parent if there is a breach of any representation, warranty, covenant, or agreement on the part of Techpoint set forth in the Merger Agreement such that the conditions to the Closing of Parent and Merger Sub (as described above in “—Conditions to the Merger”) would not be satisfied and, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (a) thirty (30) days after written notice thereof is given by Parent to Techpoint or (b) the End Date, and (1) prior to such termination, a Takeover Proposal is publicly disclosed or otherwise made or communicated to Techpoint or the Board of Directors; and (2) within twelve (12) months following the date of such termination, Techpoint has (x) entered into a definitive agreement with respect to the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration;

•

Techpoint or Parent if, prior to the Techpoint stockholder approval of the Merger Agreement Proposal, the Merger has not been consummated on or before the End Date and (1) prior to such termination, a Takeover Proposal is publicly disclosed or otherwise made or communicated to Techpoint or the Board of Directors; and (2) within twelve (12) months following the date of such termination, Techpoint has (x) entered into a definitive agreement with respect to the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration; or

•

Techpoint or Parent if the Merger Agreement has been submitted to Techpoint’s stockholders for adoption at the Special Meeting and Techpoint stockholder approval of the Merger Agreement Proposal is not obtained at such meeting, and (1) prior to such termination, a Takeover Proposal is publicly disclosed; and (2) within twelve (12) months following the date of such termination, Techpoint has (x) entered into a definitive agreement with respect to the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration.

The Merger Agreement provides that the term “Company Adverse Recommendation Change” means the Board of Directors: (a) failing to make, withholding, withdrawing, amending, modifying, or materially qualifying, in a manner adverse to Parent, the Techpoint Board Recommendation; (b) failing to include the Techpoint Board Recommendation in the proxy statement; (c) adopting, approving, recommending, endorsing, or otherwise declaring advisable a Takeover Proposal; (d) failing to recommend against acceptance of any tender offer or exchange offer for Techpoint common stock for twenty percent (20%) or more of Techpoint common stock within ten (10) business days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by Parent) the Techpoint Board Recommendation within ten (10) business days following receipt of written request from Parent to provide such reaffirmation after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by Techpoint or the person or entity making such Takeover Proposal; provided that Parent may only make such request once with respect to any Takeover Proposal and once with respect to each material amendment to any Takeover Proposal; or (f) resolving or agreeing to take any of the foregoing actions.

Parent would be required to pay Techpoint a termination fee in an aggregate amount of $12,000,000 in the event the Merger Agreement is terminated:

•

by Techpoint or Parent because the Merger has not been consummated on or before the End Date and at the time of such termination, the mutual Closing Conditions and the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger are satisfied or capable of being satisfied (other than those conditions (X) related to Antitrust Filings, CFIUS Approval, Taiwan DIR Approval and a governmental prohibition from any Governmental Antitrust Authority (as defined in the Merger Agreement), the Ministry of Economic Affairs of Taiwan, or CFIUS (each a “Specified Government Entity”), (Y) that by their nature are to be satisfied at the Closing, and (Z) that are not satisfied, in whole or in part, because of actions (or inactions) by Parent or any of its Affiliates (as defined in the Merger Agreement));

•	by Techpoint or Parent due to a governmental prohibition from a Specified Government Entity;

•	by Techpoint or Parent due to a CFIUS Turndown;

•

by Parent if any applicable governmental entity having jurisdiction over any party to the Merger Agreement has enacted, promulgated, enforced or entered any final and non-appealable law or order that would result in, any Burdensome Condition;

•

by Parent if any applicable governmental entity having jurisdiction over any party to the Merger Agreement has informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant governmental entity in good faith; or

•

by Techpoint if (a) the mutual Closing Conditions and the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger are satisfied or capable of being satisfied (other than those conditions that by their nature are to be satisfied at the Closing), (b) Techpoint has indicated in writing to Parent that Techpoint is ready, willing and able to consummate the Merger, (c) Parent and Merger Sub fail to consummate the Merger within four business days following the date on which the Closing should have occurred pursuant to the Merger Agreement (or, if the End Date falls within such four (4)-business day period, by the End Date) and (d) during such four (4)-business day period (or, if the End Date falls within such four (4)-business day period, during the period between the date on which the Closing should have occurred pursuant to the Merger Agreement and the End Date), Techpoint stood ready, willing and able to consummate the Merger and the other transactions contemplated by the Merger Agreement.

Recommendation of the Board of Directors (See “Proposal 1: Approval of the Merger Agreement—Recommendation of the Board of Directors and Reasons for the Merger ” beginning on page 56)

The Board of Directors has unanimously: (a) determined that it is in the best interests of Techpoint and Techpoint stockholders, and declared it advisable, to enter into the Merger Agreement; (b) approved the execution, delivery, and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger; (c) recommended that Techpoint stockholders approve the Merger Agreement; and (d) directed that the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, be submitted for consideration by Techpoint stockholders at the Special Meeting.

The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

Reasons for the Merger (See “Proposal 1: Approval of the Merger Agreement—Recommendation of the Board of Directors and Reasons for the Merger ” beginning on page 56)

In reaching its decision to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (and as a result of the Merger, the delisting of the JDS from the TSE), and the other transaction documents, and recommend that Techpoint stockholders approve the Merger Agreement, the Board of Directors considered, among other things, the amount of the Merger Consideration offered to Techpoint stockholders in the Merger, the results of operations and prospects of Techpoint, the risks and uncertainties associated with the Merger, and alternatives to the Merger, including continuing on a stand-alone basis.

In the process of reaching its decision, the Board of Directors consulted with the Company’s financial and legal advisors and considered a variety of factors, including the following factors as generally supporting its decision, among other things:

•

the fact that the Merger Consideration represents a premium of (i) 171% over Techpoint’s closing JDS price of US$7.38 on January 14, 2025 (JST), the business day prior to the meeting of the Board of Directors during which the Board of Directors approved the Merger and (ii) 161% over the 90-calendar day volume-weighted average price of Techpoint JDS ending on January 14, 2025 (JST);

•	the fact that the Merger was the result of the Board of Directors’ thorough review of Techpoint’s standalone growth prospects and opportunities to maximize stockholder value;

•

the fact that the Merger Consideration of US$20.00 per share paid to stockholders, will be paid in cash, and provides near term value and liquidity to Techpoint stockholders, enabling them to realize value for their interest in Techpoint while eliminating business and execution risk inherent in Techpoint’s business;

•

the fact that, pursuant to the Trust Agreement, which agreement governs the rights of JDS holders, each holder of JDS will receive their distribution of residual assets from the Trustees in accordance with the Trust Agreement and such distributions of residual assets, subject to exchange rates, withholding taxes and fees under the Trust Agreement, will be at the same value per share as offered to stockholders of Techpoint.

•

the Board of Directors’ belief that the value offered to Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) pursuant to the Merger is more favorable to Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) than the potential value from other alternatives reasonably available to Techpoint, including remaining an independent public company and continuing to list the JDS on the TSE as, among other reasons, the Merger Consideration of US$20.00 per share paid to stockholders, will be paid in cash, and provides near term value and liquidity to Techpoint stockholders, enabling them to realize value for their interest in Techpoint while eliminating business and execution risk inherent in Techpoint’s business;

•

the fact that the Merger Consideration was the result of arm’s-length negotiations, and the fact that representatives of Parent informed representatives of Techpoint that the Merger Consideration was the maximum price that Parent was willing to pay;

•

the fact that, subject to customary restrictions, pursuant to the Merger Agreement, Techpoint may respond to and negotiate an alternative acquisition proposal from a third party, if such a proposal is determined to be or would reasonably be expected to lead to a Superior Proposal;

•

the Board of Directors’ belief that the Techpoint Termination Fee of US$7.52 million is reasonable under the circumstances given the size of the Merger and the range of such termination fees in similar transactions and will not preclude or substantially impede a possible Superior Proposal;

•

the Board of Directors’ right, under the Merger Agreement, to fail to make, withdraw, qualify, amend, or modify its recommendation that Techpoint stockholders vote to adopt the Merger Agreement under certain circumstances, subject to the terms of the Merger Agreement, including Techpoint’s payment of the Techpoint Termination Fee of US$7.52 million if Parent elects to terminate the Merger Agreement in certain of such circumstances;

•

the fact that Techpoint, based upon arm’s-length negotiations, was able to increase the proposed price per share of approximately US$16.00-$18.00 in Parent’s first proposal on September 18, 2024, to US$19.00-$20.00 in Parent’s revised proposal on October 28, 2024 after Techpoint’s rejection of the first proposal and to ultimately US$20.00 after further negotiations;

•

the belief of the Board of Directors that, if the Board of Directors declined to approve the Merger Agreement and the transactions contemplated thereby, after discussion with Greenhill & Co., LLC (“Greenhill”), an affiliate of Mizuho Americas, LLC, regarding its views, there likely will not be another opportunity for Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) to receive a better or comparably priced offer with a comparable level of closing certainty in the near term;

•	the business reputation and capabilities of Parent;

•

the Board of Directors’ belief that Parent has access to the resources needed to complete the Merger and the likelihood that the Merger will be consummated, based upon, among other things, the limited number of conditions to the Merger, including the absence of a financing condition, and the remedies available under the Merger Agreement to Techpoint in the event of any breaches by Parent, including specific performance and damages;

•

the financial analysis presented by Greenhill to the Board of Directors as well as the oral opinion of Greenhill rendered to the Board of Directors on January 14, 2025 (which was subsequently confirmed in writing by delivery of Greenhill’s written opinion addressed to the Board of Directors on January 14, 2025), that, the Merger Consideration to be received by Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) in the Merger pursuant to the Merger Agreement was fair to such holders, from a financial point of view, as more fully described in “Proposal 1: Approval of the Merger Agreement—Opinion of Greenhill”; and

•	Techpoint management’s recommendation in favor of the Merger.

Opinion of Greenhill (See “Proposal 1: Approval of the Merger Agreement—Opinion of Greenhill” beginning on page 61)

In connection with the approval of the Merger Agreement by the Board of Directors, Greenhill delivered to the Board of Directors a written opinion, dated January 14, 2025, as to the fairness, from a financial point of view and as of the date of the opinion, to the Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) of the $20.00 in cash per share of Techpoint common stock to be received by such holders in the Merger. The full text of the written opinion, dated January 14, 2025, of Greenhill, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this proxy statement and is incorporated by reference herein in its entirety. Greenhill provided its opinion to the Board of Directors (in its capacity as such) for the benefit and use of the Board of Directors in connection with and for purposes of its evaluation of the $20.00 in cash per share of Techpoint common stock from a financial point of view. Greenhill’s opinion does not address any other aspect of the Merger, and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Techpoint or in which Techpoint might engage or as to the underlying business decision of Techpoint to proceed with or effect the Merger. Greenhill’s opinion does not constitute a recommendation to any Techpoint stockholder as to how to vote or act in connection with the proposed Merger or any other matter.

For more information, see “Proposal 1: Approval of the Merger Agreement—Opinion of Greenhill”

Interests of Directors and Executive Officers in the Merger (See “Proposal 1: Approval of the Merger Agreement—Interests of Techpoint’s Directors and Executive Officers in the Merger” beginning on page 70)

Certain of the executive officers of Techpoint and certain members of the Board of Directors may have interests in the Merger that differ from, or are in addition to, those of the Techpoint stockholders.

Appraisal Rights (See “Proposal 1: Approval of the Merger Agreement—Appraisal Rights” beginning on page 75)

If the Merger is consummated, Techpoint stockholders and beneficial owners who continuously hold or beneficially own, respectively, shares of Techpoint common stock through the effective date of the Merger, do not vote in favor of the adoption of the Merger Agreement and properly demand appraisal of their shares and do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to exercise appraisal rights with respect to their shares under Section 262 of the DGCL. This means that such Techpoint stockholders and beneficial owners may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Techpoint common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any, or in certain circumstances described in further detail in “Proposal 1: Approval of the Merger Agreement—Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each Techpoint stockholder and beneficial owner entitled to appraisal prior to the entry of judgment in any appraisal proceeding. Due to the complexity of the appraisal process, Techpoint stockholders and beneficial owners who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Techpoint stockholders or beneficial owners considering exercising appraisal rights under Section 262 of the DGCL should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

To exercise your appraisal rights, you must: (a) submit a written demand for appraisal to Techpoint before the vote is taken on the adoption of the Merger Agreement; (b) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (c) continue to hold or beneficially own, as applicable, your shares of Techpoint common stock through the effective date of the Merger; and (d) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the Techpoint stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in “Proposal 1: Approval of the Merger Agreement—Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL may be accessed without subscription or cost at the Delaware Code Online (available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262). If you are a beneficial owner of shares of Techpoint common stock held through a bank, brokerage firm, or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. For more information, see “Proposal 1: Approval of the Merger Agreement—Appraisal Rights.”

Material U.S. Federal Income Tax Consequences of the Merger (See “Proposal 1: Approval of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 80)

The exchange of Techpoint common stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state and local and other non-U.S. tax laws. Accordingly, for U.S. federal income tax purposes, a U.S. Holder (as defined in “Proposal 1: Approval of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger”) who receives cash in exchange for Techpoint common stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Techpoint common stock surrendered pursuant to the Merger. A stockholder that is a “Non-U.S. Holder” (as defined in “Proposal 1: Approval of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger”), who receives cash in exchange for Techpoint common stock pursuant to the Merger will generally not be subject U.S. federal income tax unless such Non-U.S. Holder has certain connections with the United States. Backup withholding may apply to the cash payment made pursuant to the Merger unless the stockholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed U.S. Internal Revenue Service Form W-9 or IRS Form W-8 or applicable successor form). This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. This discussion does not address any U.S. federal tax considerations other than those pertaining to income tax (such as estate, gift, or other non-income tax consequences) or any state, local, or non-U.S. income or non-income tax considerations. Consequently, you should consult your tax advisor to determine the particular tax consequences to you of the Merger.

Effect on Techpoint If the Merger Is Not Completed (See “The Transaction Documents—The Merger Agreement—Termination Fee Payable in Certain Circumstances” and “Proposal 1: Approval of the Merger Agreement—Effect on Techpoint If the Merger Is Not Completed”)

If the Merger Agreement is not adopted by Techpoint stockholders, or if the Merger is not completed for any other reason:

•	Techpoint stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Techpoint common stock pursuant to the Merger Agreement;

•

(a) Techpoint will remain an independent public company; (b) Techpoint JDS will continue to be listed and traded on the TSE and registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (c) Techpoint will continue to file periodic and other reports with the Securities and Exchange Commission (the “SEC”);

•	under specified circumstances, in connection with a termination of the Merger Agreement,

•	Techpoint would be required to pay Parent a termination fee in an aggregate amount of $7,520,000; and

•	Parent would be required to pay Techpoint a termination fee in an aggregate amount of $12,000,000;

each as described in “The Transaction Documents—The Merger Agreement—Termination Fee Payable in Certain Circumstances;”

See “The Transaction Documents—The Merger Agreement—Termination Fee Payable in Certain Circumstances.”

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following are brief answers to certain questions that you, as a Techpoint stockholder, may have regarding the Merger and the matters being considered at the Special Meeting. You are urged to carefully read this proxy statement and the other documents referred to or incorporated by reference into this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters. See “Summary” for a summary of important information regarding the Merger. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement. You may obtain the information incorporated by reference into this proxy statement, without charge, by following the instructions under “Where You Can Find More Information; Incorporation by Reference.”

Q:	What is the Merger?

A:

On January 15, 2025, Techpoint entered into the Merger Agreement with Parent and Merger Sub. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent.

Under the Merger Agreement, at the Effective Time:

•

Each Share, consisting of each share of common stock, $0.0001 par value per share, of the Company issued and outstanding immediately prior to the effective time of the Merger (subject to certain exceptions set forth in the Merger Agreement), will be converted into the right to receive the Merger Consideration, consisting of $20.00 per share in cash, without interest, subject to any withholding taxes.

•

Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each Company Option, consisting of each option to purchase Shares that is outstanding and vested immediately prior to the Effective Time (if any), will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each Company RSU, consisting of each restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that is outstanding under any Company Equity Plan immediately prior to the Effective Time, will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger

Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Trust Agreement, which governs the rights of holders of the Company’s JDS, each holder of the Company’s JDS will receive their distribution from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plan will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

The Merger Agreement is attached as Annex A hereto.

Q:	Why am I receiving this proxy statement?

A:

Your vote is required in connection with the Merger. Techpoint is sending this proxy statement to its stockholders to help them decide how to vote their shares with respect to the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal.

Q:	What matters am I being asked to vote on?

A:	To implement the Merger, Techpoint stockholders are being asked to consider and vote upon:

•	the Merger Agreement Proposal to approve the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger;

•

the Compensation Proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid by Techpoint to its named executive officers in connection with the Merger; and

•

the Adjournment Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

The approval of the Merger Agreement Proposal is the only approval of Techpoint stockholders required for the closing of the transactions contemplated by the Merger Agreement.

Q:	When and where will the Special Meeting take place?

A:	The Special Meeting will be held on May 2, 2025 at 9:00 a.m., Pacific Time, at Techpoint’s corporate headquarters, 2550 N. First Street #550, San Jose, California 95131.

Techpoint will not provide Internet or audio access to the Special Meeting. To attend the Special Meeting, you must be a registered Techpoint stockholder as of the Record Date, or, if your shares are held through a broker, bank, trust, or other nominee, you must obtain a legal proxy from such holder and follow the instructions set forth in this proxy statement. If you hold JDS, you must provide your instructions in a valid and timely manner. See “—If I hold Japanese Depositary Shares how do I vote my shares?”

Q:	Will there be a live webcast of the Special Meeting?

A:	There will be no live webcast for the Special Meeting.

Q:	What constitutes a quorum at the Special Meeting?

A:

The presence, in person or represented by proxy, of a majority of the voting power of the Techpoint common stock issued and outstanding and entitled to vote at the Special Meeting, is necessary to transact business at the Special Meeting. This is referred to as a “quorum.” If a Techpoint stockholder submits a properly executed proxy card or vote by the Internet, then such Techpoint stockholder will be considered present at the Special Meeting for purposes of determining the presence of a quorum. Abstentions will be counted, but broker “non-votes” will not be counted, as present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal. If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the methods described above. Since the proposals are “non-routine matters,” your broker, bank, trust, or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares are held in street name, your broker, bank, trust, or other nominee has enclosed a voting instruction form with the proxy statement. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.

Q:	Who can vote at the Special Meeting?

A:

The Board of Directors has fixed the close of business on March 13, 2025 as the Record Date for the Special Meeting. Accordingly, only Techpoint stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. As of the close of business on the Record Date, there were approximately 18,720,571 shares of Techpoint common stock issued and outstanding and entitled to vote at the Special Meeting.

Q:	If I hold Japanese Depositary Shares how do I vote my shares?

A:

You may instruct Mitsubishi UFJ Trust and Banking Corporation and The Master Trust Bank of Japan, Ltd. (collectively, the “Trustees”) to vote the shares of common stock underlying your JDS. Otherwise, you will not be able to exercise your right to vote unless you withdraw the shares of common stock underlying your JDS. However, you do not have sufficient time to withdraw the shares of common stock underlying your JDS for the Special Meeting. In order to be eligible to vote the shares of common stock directly at the Special Meeting, you must withdraw your shares of common stock underlying your JDS before the Record Date.

The Trustees will notify you of an upcoming vote and arrange to deliver voting materials to you. The materials will include (1) a notice of the stockholders’ meeting which will be prepared for you by the Trustees and an instruction regarding exercise of voting rights, or a document which is prepared for you by the Trustees containing matters to be consented or delegated to a proxy and an instruction on consent or a proxy, (2) a document explaining that you will be entitled to instruct the Trustees how to vote the shares underlying your JDS pursuant to laws, the provisions of our Trust Agreement with the Trustees, or our amended and restated certificate of incorporation and bylaws and (3) a document briefly explaining procedures surrounding the voting rights. For instructions to be valid, we will notify the Trustees in writing of the date of the Special Meeting within a reasonable amount of time.

The Trustees will vote or have its agents vote the shares of common stock underlying your JDS in accordance with the voting instructions received from you (including deemed instructions to give a discretionary proxy to a person designated by us in accordance with the next paragraph) unless they judge that such voting and instruction conflicts with laws, the provisions of our Trust Agreement with the Trustees, or our amended and restated certificate of incorporation and bylaws. The Trustees will only vote or attempt to vote as you instructor are deemed to have instructed.

We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the Trustees to vote the common stock underlying your JDS. In addition, the Trustees and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise your right to vote and there may be nothing you can do if the common stock underlying your JDS is not voted as you requested.

In order to give you a reasonable opportunity to instruct the Trustees how to vote the shares of common stock underlying your JDS, we will try to give the Trustees notice of any such meeting and details concerning the matters to be voted upon sufficiently in advance of the date of the Special Meeting.

Q:	Do JDS count for purposes of voting results?

A:	If your instructions to the Trustees are valid and timely received, your JDS will count for purposes of voting results.

Q:	Will JDS without clear or specific instruction be counted for purposes of establishing a quorum?

A:

If the Trustees receive an instruction document without clear or specific instruction, the Trustees shall deem such instruction document to be a blank vote under the provisions of our Trust Agreement, unless the voting materials that are distributed to you specify how your JDS will be voted absent specific or clear instructions. A blank vote is similar to an abstention meaning the vote shall count only for purposes of establishing a quorum and will have the same effect as a vote “AGAINST” the proposal.

Q:	What vote is required to approve each proposal?

A:

Merger Agreement Proposal—The affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting, is required to approve the Merger Agreement Proposal.

Compensation Proposal— The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve, on an advisory (non-binding) basis, the Compensation Proposal.

Adjournment Proposal—The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve the Adjournment Proposal.

Approval of each proposal is not conditioned on the approval of any other proposal. If the Merger does not close, the compensation described in the Compensation Proposal may be paid to Techpoint’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and contractual arrangements even if Techpoint stockholders do not approve the Compensation Proposal.

If a quorum is present at the Special Meeting, the failure of any Techpoint stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet (in accordance with the instructions detailed in “The Special Meeting—Voting by Proxy or While Attending the Special Meeting”); or (c) attend the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, for Techpoint stockholders who attend the Special Meeting or are represented by proxy and abstain from voting, such abstention will have the same effect as if the Techpoint stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal.

If you hold your shares in street name and a quorum is present at the Special Meeting, the failure to instruct your bank, broker, or other nominee how to vote your shares (resulting in “broker non-votes”) will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal. If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in street name. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the methods described above. Since the proposals are “non-routine matters,” your broker, bank, trust, or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares are held in street name, your broker, bank, trust, or other nominee has enclosed a voting instruction form with the proxy statement. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

See “What if a holder does not vote or abstains from voting?” below for information regarding the treatment of abstentions and “broker non-votes,” as well as for the impact of not voting on a specific proposal.

Q:	Why are Techpoint stockholders being asked to consider and vote on a proposal to approve, on an advisory (non-binding) basis, the Compensation Proposal?

A:

The SEC has adopted rules that require Techpoint to seek an advisory (non-binding) vote on “golden parachute” compensation. “Golden Parachute” compensation refers to certain compensation that is tied to or based on the Merger and that will or may be paid by Techpoint to its named executive officers in connection with the Merger.

Q:	What will happen if the Compensation Proposal is not approved at the Special Meeting?

A:

Approval of the Compensation Proposal is not a condition to the Closing. Accordingly, Techpoint stockholders may vote against the Compensation Proposal and vote for the Merger Agreement Proposal. The Compensation Proposal vote is an advisory (non-binding) vote. If the Merger does not close, the compensation described in the Compensation Proposal may be paid to Techpoint’s named executive officers to the extent payable in accordance with the terms of their respective compensation agreements and contractual arrangements even if Techpoint stockholders do not approve the Compensation Proposal.

Q:	How do holders of record vote?

A:	Techpoint stockholders may vote using any of the following methods:

•

By Internet—Stockholders of record may submit proxies by following the Internet voting instructions provided on their proxy materials, including by accessing the website listed on the proxy card (www.voteproxy.com). Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their broker, bank, trust, or other nominee. Please check the voting instruction form for Internet voting availability. Please be aware that if you vote over the Internet, you may incur costs such as internet access charges for which you will be responsible. The Internet voting facilities will close at 11:59 p.m., Eastern Time, the day before the date of the Special Meeting.

•

By Mail—Stockholders of record may submit proxies by completing, signing, and dating the proxy card received and returning it in the prepaid envelope enclosed with the proxy card. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” Merger Agreement Proposal, “FOR,” on an advisory (non-binding) basis, the Compensation Proposal, and “FOR” the Adjournment Proposal. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing, and dating the voting instruction forms provided by their broker, bank, trust, or other nominee.

•

In Person at the Special Meeting—Shares held in your name as the stockholder of record may be voted at the Special Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank, trust, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote on the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.

If you hold JDS, you must instruct the Trustees to vote the shares of Techpoint common stock underlying your JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?”

Q:	What is a Proxy?

A:

A proxy is a legal designation from a Techpoint stockholder to another person to vote shares owned by such Techpoint stockholder on their behalf. If you are a Techpoint stockholder of record, you can vote by proxy over the Internet, or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially in street name, you should follow the voting instructions provided by your broker, bank, trust, or other nominee.

Q:	How do beneficial holders vote?

A:

Beneficial stockholders who hold Techpoint shares in street name through a broker, bank, trust, or other nominee, must give instructions to that nominee to vote on their behalf. Please follow the instructions on the voting form from the broker, bank, trust, or other nominee who holds your shares.

Q:	If a holder’s shares are held in “street name” through a broker, bank, trust, or other nominee, will the broker, bank, trust, or other nominee vote the shares for the holder?

A:

Under the rules applicable to brokers, banks, trusts, and other nominees holding shares in street name, they have the authority to vote on routine proposals when they have not received instructions from beneficial owners. However, brokers, banks, trusts, and other nominees are precluded from exercising their voting discretion with respect to the approval of non-routine matters. Since the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal are non-routine matters, absent specific instructions from you, the brokers, banks, trusts, and other nominees are not empowered to vote those street name shares in connection with such proposals. You should follow the procedures provided by your bank, broker, or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal.

Q:	What happens if I sell or otherwise transfer my shares of Techpoint common stock after the Record Date but before the Special Meeting?

A:

The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Techpoint common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Techpoint in writing of such special arrangements, you will transfer the right to receive the merger consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Techpoint common stock after the Record Date, we encourage you to sign, date, and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet (in accordance with the instructions detailed in “The Special Meeting—Voting by Proxy or While Attending the Special Meeting”).

Q:	If a holder is not going to attend the Special Meeting, should that holder return his or her proxy card, or otherwise submit a proxy to vote his or her shares?

A:

Yes. Completing, signing, dating, and returning the proxy card by mail, or submitting a proxy by accessing the website listed on the proxy card, or calling the toll-free number listed on the proxy card, ensures that the holder’s shares will be represented and voted at the Special Meeting, even if the holder is unable to or does not attend in person.

Q:	Who may attend the Special Meeting?

A:

Only Techpoint stockholders of record as of the close of business on March 13, 2025, or their proxy holders, or the underlying beneficial owners, may attend the Special Meeting. However, seating is limited and will be on a first arrival basis.

To attend the Special Meeting, please follow these instructions:

•	Bring proof of ownership of shares of Techpoint common stock and a form of photo identification; or

•

If a broker, bank, trust, or other nominee holds your shares, bring proof of ownership of shares of Techpoint common stock on or about the Record Date through such broker, bank, or nominee (or a proxy received from such holder) and a form of photo identification.

Q:	Can holders change their vote?

A:

Yes. Holders of record of shares of Techpoint common stock who have properly completed and submitted their proxy card, or proxy by Internet, can change their vote or revoke their proxy in any of the following ways:

•

delivering a signed revocation letter to Techpoint’s Secretary, at Techpoint’s address set forth in this proxy statement, which must be received prior to the Special Meeting, which states that you have revoked your proxy;

•	voting again by Internet (prior to 11:59 p.m., Eastern Time, the day before the date of the Special Meeting), since only the latest vote will be counted;

•

signing and returning, prior to the prior proxy’s exercise at the Special Meeting, another proxy card that is dated after the date of the first proxy card and submitting it following the instructions on the enclosed proxy card; or

•	attending the Special Meeting and voting by ballot. Attending the Special Meeting alone will not in and of itself revoke your previously submitted proxy.

If your shares are held in street name by a broker, bank, trust, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust, or other nominee. You may also vote at the Special Meeting by ballot if you register in advance to attend the Special Meeting and if you provide a valid legal proxy from your broker, bank, trust, or other nominee. Simply attending the Special Meeting will not revoke a proxy.

Q:	What if a holder does not vote or abstains from voting?

A:

Holders of record on the Record Date for the Special Meeting may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each proposal. If a quorum is present at the Special Meeting, the failure of any Techpoint stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet (in accordance with the instructions detailed in “The Special Meeting—Voting by Proxy or While Attending the Special Meeting”); or (c) attend the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, for Techpoint stockholders who attend the Special Meeting or are represented by proxy and abstain from voting, such abstention will have the same effect as if the Techpoint stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal.

Each “broker non-vote” will also count as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal, because “broker non-votes” will not be counted as shares present and entitled to vote with respect to proposals on which the broker has not voted. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal. If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in street name. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the methods described above. Since the proposals are “non-routine matters,” your broker, bank, trust, or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares are held in street name, your broker, bank, trust, or other nominee has enclosed a voting instruction form with the proxy statement. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. If a proxy is returned without an indication as to how shares of Techpoint common stock represented are to be voted with regard to a particular proposal, the shares of Techpoint common stock represented by the proxy will be voted in accordance with the recommendation of the Board of Directors. Therefore, such shares will be voted “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal.

Q:	Does the Board of Directors support the Merger?

A:

Yes. The Board of Directors has approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommends that Techpoint stockholders vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal.

Q:	Does management support the Merger?

A:

Techpoint currently expects that each of its directors and executive officers will vote their shares of Techpoint common stock in favor of all proposals, although none of them has entered into an agreement to do so, other than Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, who are parties to the Voting Agreement. As of the Record Date, Techpoint’s directors and executive officers beneficially owned 6,617,242 shares of Techpoint common stock, representing approximately 34.9% of the shares of Techpoint common stock issued and outstanding as of such date.

Q:	What is the Voting Agreement?

A:

In connection with the Merger Agreement, Techpoint, Parent, and the Stockholder Signatories, which include Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, entered into the Voting Agreement which contain, among other things, an agreement by each Stockholder Signatory to vote or cause to be voted the Voting Agreement Shares (i) for the approval of the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents; and (ii) against any action, proposal, transaction or agreement that would reasonably be expected to, prevent, impede, interfere with, delay or adversely affect in any material respect the consummation of the Merger. As of February 28, 2025, the Stockholder Signatories beneficially owned in the aggregate approximately 43.3% of the total issued and outstanding shares of Techpoint common stock, of which an aggregate of approximately 33.8% is beneficially owned by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu. Pursuant to the Voting Agreement, a portion of the shares of Techpoint common stock held by the Stockholder Signatories representing an aggregate of approximately 32.1% (including 22.5% held in the aggregate by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu) of the outstanding shares of Techpoint common stock (including shares of Techpoint common stock underlying JDS, if applicable) as of February 28, 2025 are subject to the Voting Agreement.

Q:	What should holders of shares of Techpoint common stock do now?

A:

After carefully reading and considering the information contained in this proxy statement, holders of shares of Techpoint common stock should submit a proxy by mail or via the website to vote their shares as soon as possible so that their shares will be represented and voted at the Special Meeting. Holders should follow the instructions set forth on the enclosed proxy card or proxy form, or on the voting instruction form provided by the record holder if their shares are held in the name of a broker, bank, trust, or other nominee.

Q:	Should holders of shares of Techpoint common stock surrender their certificates or book-entry shares now?

A:

No. After the Merger is completed, a nationally recognized bank or trust company designated by Techpoint that is reasonably satisfactory to Parent to act as the paying agent for the Merger (the “Paying Agent”) will send each holder of record of an outstanding certificate a letter of transmittal and instructions that explain how to exchange shares of Techpoint common stock represented by such holder’s certificates for the Merger Consideration. Also, after the Merger is completed, the Paying Agent will send each holder of uncertificated shares represented by book entry the Merger Consideration for each such book-entry share upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request). See “The Transaction Documents—The Merger Agreement—Payment for Securities; Surrender of Certificates.”

Q:	What happens to Techpoint JDS following the Effective Time?

A:

The Techpoint JDS will be delisted from the TSE two business days before the Effective Time. Following the Effective Time and upon liquidation of the trust created under the Trust Agreement, each holder of Techpoint JDS will receive their distribution from the Trustees in accordance with the Trust Agreement. See “Proposal 1: Approval of the Merger Agreement—Overview.”

Q:	What is the Merger described in this proxy statement?

A:	The Merger contemplates the acquisition of the Company by Parent in the Merger, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the Effective Time:

•

Each Share (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive the Merger Consideration of $20.00 per share in cash, without interest, subject to any withholding taxes.

•

Each Share held by Techpoint as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of Techpoint, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each Company Option will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each Company RSU will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Trust Agreement, which governs the rights of holders of Techpoint’s JDS, each holder of Techpoint’s JDS will receive their distribution from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plan will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

Each of the foregoing shall be effected on the terms and subject to the conditions in the Merger Agreement, and the conversion of the Techpoint common stock into the right to receive the Merger Consideration and the Company Options and Company RSUs into cash-denominated awards representing the right to receive the Merger Consideration shall be subject to adjustment for any stock or interest split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization, or other similar transaction, to the extent appropriate to provide the same economic effect as contemplated by the Merger Agreement prior to such action, and without interest and subject to any required tax withholding. See “Proposal 1: Approval of the Merger Agreement—Overview.”

Q:	What are Techpoint’s reasons for the Merger?

A:

In reaching its decision to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (and as a result of the Merger, the delisting of the JDS from the TSE), and the other transaction documents, and recommend that Techpoint stockholders approve the Merger Agreement, the Board of Directors considered, among other things, the amount of the Merger Consideration offered to Techpoint stockholders in the Merger, the results of operations and prospects of Techpoint, the risks and uncertainties associated with the Merger, and alternatives to the Merger, including continuing on a stand-alone basis.

In the process of reaching its decision, the Board of Directors consulted with the Company’s financial and legal advisors and considered a variety of factors, including the following factors as generally supporting its decision, among other things:

•

the fact that the Merger Consideration represents a premium of (i) 171% over Techpoint’s closing JDS price of US$7.38 on January 14, 2025 (JST), the business day prior to the meeting of the Board of Directors during which the Board of Directors approved the Merger and (ii) 161% over the 90-calendar day volume-weighted average price of Techpoint JDS ending on January 14, 2025 (JST);

•	the fact that the Merger was the result of the Board of Directors’ thorough review of Techpoint’s standalone growth prospects and opportunities to maximize stockholder value;

•

the fact that the Merger Consideration of US$20.00 per share paid to stockholders, will be paid in cash, and provides near term value and liquidity to Techpoint stockholders, enabling them to realize value for their interest in Techpoint while eliminating business and execution risk inherent in Techpoint’s business;

•

the fact that, pursuant to the Trust Agreement, which agreement governs the rights of JDS holders, each holder of JDS will receive their distribution of residual assets from the Trustees in accordance with the Trust Agreement and such distributions of residual assets, subject to exchange rates, withholding taxes and fees under the Trust Agreement, will be at the same value per share as offered to stockholders of Techpoint.

•

the Board of Directors’ belief that the value offered to Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) pursuant to the Merger is more favorable to Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) than the potential value from other alternatives reasonably available to Techpoint, including remaining an independent public company and continuing to list the JDS on the TSE as, among other reasons, the Merger Consideration of US$20.00 per share paid to stockholders, will be paid in cash, and provides near term value and liquidity to Techpoint stockholders, enabling them to realize value for their interest in Techpoint while eliminating business and execution risk inherent in Techpoint’s business;

•

the fact that the Merger Consideration was the result of arm’s-length negotiations, and the fact that representatives of Parent informed representatives of Techpoint that the Merger Consideration was the maximum price that Parent was willing to pay;

•

the fact that, subject to customary restrictions, pursuant to the Merger Agreement, Techpoint may respond to and negotiate an alternative acquisition proposal from a third party, if such a proposal is determined to be or would reasonably be expected to lead to a Superior Proposal;

•

the Board of Directors’ belief that the Techpoint Termination Fee of US$7.52 million is reasonable under the circumstances given the size of the Merger and the range of such termination fees in similar transactions and will not preclude or substantially impede a possible Superior Proposal;

•

the Board of Directors’ right, under the Merger Agreement, to fail to make, withdraw, qualify, amend, or modify its recommendation that Techpoint stockholders vote to adopt the Merger Agreement under certain circumstances, subject to the terms of the Merger Agreement, including Techpoint’s payment of the Techpoint Termination Fee of US$7.52 million if Parent elects to terminate the Merger Agreement in certain of such circumstances;

•

the fact that Techpoint, based upon arm’s-length negotiations, was able to increase the proposed price per share of approximately US$16.00-$18.00 in Parent’s first proposal on September 18, 2024, to US$19.00-$20.00 in Parent’s revised proposal on October 28, 2024 after Techpoint’s rejection of the first proposal and to ultimately US$20.00 after further negotiations;

•

the belief of the Board of Directors that, if the Board of Directors declined to approve the Merger Agreement and the transactions contemplated thereby, after discussion with Greenhill regarding its views, there likely will not be another opportunity for Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) to receive a better or comparably priced offer with a comparable level of closing certainty in the near term;

•	the business reputation and capabilities of Parent;

•

the Board of Directors’ belief that Parent has access to the resources needed to complete the Merger and the likelihood that the Merger will be consummated, based upon, among other things, the limited number of conditions to the Merger, including the absence of a financing condition, and the remedies available under the Merger Agreement to Techpoint in the event of any breaches by Parent, including specific performance and damages;

•

the financial analysis presented by Greenhill to the Board of Directors as well as the oral opinion of Greenhill rendered to the Board of Directors on January 14, 2025 (which was subsequently confirmed in writing by delivery of Greenhill’s written opinion addressed to the Board of Directors on January 14, 2025), that, the Merger Consideration to be received by Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) in the Merger pursuant to the Merger Agreement was fair to such holders, from a financial point of view, as more fully described in “Proposal 1: Approval of the Merger Agreement—Opinion of Greenhill”; and

•	Techpoint management’s recommendation in favor of the Merger.

See “Proposal 1: Approval of the Merger Agreement—Recommendation of the Board of Directors and Reasons for the Merger.”

Q:	What will Techpoint stockholders receive if the Merger is completed?

A:

Each share of Techpoint common stock (subject to certain exceptions set forth in the Merger Agreement) that is issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive the Merger Consideration of $20.00 in cash per share of Techpoint common stock, and all outstanding Company Options and Company RSUs will be converted into cash-denominated awards representing the right to receive the Merger Consideration, in each case, on the terms and subject to the conditions in the Merger Agreement, and subject to adjustment for any stock or interest split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization, or other similar transaction, to the extent appropriate to provide the same economic effect as contemplated by the Merger Agreement prior to such action, and without interest and subject to any required tax withholding. See “The Transaction Documents—The Merger Agreement—Conversion of Securities in the Merger.” After the Closing, Techpoint stockholders will cease to own any shares of Techpoint common stock.

Q:	How does the Merger Consideration compare to the market price of Techpoint JDS prior to the announcement of the Merger Agreement?

A:	The Merger Consideration of $20.00 per share of Techpoint common stock represents a 171% premium over the closing price per share of Techpoint JDS on January 14, 2025, the last trading date before the execution of the Merger Agreement. The Merger Consideration also represents a premium of 161% over the 90-calendar day volume-weighted average price of Techpoint JDS ending on January 14, 2025. The closing price per share of Techpoint JDS on the TSE on March 14, 2025, the most recent practicable date prior to the date of this proxy statement, was $17.62. You are encouraged to obtain current market prices of Techpoint JDS in connection with voting your shares of Techpoint common stock.

Q:	Will Techpoint cease to be a public company after the Closing?

A:

Yes, the Techpoint JDS will be delisted from the TSE two business days before the Effective Time and Techpoint will deregister under the Exchange Act and cease to be an SEC reporting company after the Effective Time.

Q:	What are the material U.S. federal income tax consequences to Techpoint stockholders resulting from the Merger?

A:

The exchange of Techpoint common stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state and local and other non-U.S. tax laws. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for Techpoint common stock pursuant to the Merger will recognize a gain or loss in an amount equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Techpoint common stock surrendered pursuant to the Merger. A Non-U.S. Holder who receives cash in exchange for Techpoint common stock pursuant to the Merger will generally not be subject U.S. federal income tax unless such Non-U.S. Holder has certain connections with the United States. This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. This discussion does not address any U.S. federal tax considerations other than those pertaining to income tax (such as estate, gift, or other non-income tax consequences) or any state, local, or non-U.S. income or non-income tax considerations. Consequently, you should consult your tax advisor to determine the particular tax consequences to you of the Merger.

See “Proposal 1: Approval of the Merger Agreement—Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	What matters will Parent shareholders be asked to vote on?

A:	Parent shareholder approval is not required for the Merger.

Q:	Are there risks associated with the pendency and the Closing?

A:

Yes. The Closing is subject to the satisfaction of customary closing conditions, including the receipt of regulatory approvals and approval by Techpoint stockholders of the Merger Agreement Proposal. Further, although the Parent currently anticipates financing the Merger with cash on hand, if Parent is unable to fund the payment of the Merger Consideration, the Merger will not close.

Q:	What happens if the Merger is not completed?

A:

If the Merger Agreement is not adopted by the Techpoint stockholders or if the Merger is not completed for any other reason, Techpoint stockholders will not receive any payment for their shares of Techpoint common stock. Instead, Techpoint will remain an independent public company, Techpoint JDS will continue to be listed and traded on the TSE and registered under the Exchange Act, and Techpoint will continue to file periodic and other reports with the SEC.

Q:	Will any of Techpoint, Parent, or Merger Sub have to pay anything to the other parties if the Merger Agreement is terminated?

A:	Under specified circumstances, in connection with a termination of the Merger Agreement,

•	Techpoint would be required to pay Parent a termination fee in an aggregate amount of $7,520,000;

•	Parent would be required to pay Techpoint a termination fee in an aggregate amount of $12,000,000;

See “Summary—Termination Fee Payable in Certain Circumstances” and “The Transaction Documents—The Merger Agreement—Termination Fee Payable in Certain Circumstances.”

Q:	Can Techpoint stockholders and beneficial owners demand appraisal rights of their shares?

A:

Yes. If the Merger is consummated, Techpoint stockholders and beneficial owners who continuously hold or beneficially own, respectively, shares of Techpoint common stock through the effective date of the Merger, do not vote in favor of the adoption of the Merger Agreement, and properly demand appraisal of their shares and do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to exercise appraisal rights with respect to their shares under Section 262 of the DGCL. This means that such Techpoint stockholders and beneficial owners may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Techpoint common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any, or in certain circumstances described in further detail in “Proposal 1: Approval of the Merger Agreement—Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation to each Techpoint stockholder and beneficial owner entitled to appraisal prior to the entry of judgment in any appraisal proceeding. Due to the complexity of the appraisal process, Techpoint stockholders and beneficial owners who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Techpoint stockholders or beneficial owners considering exercising appraisal rights under Section 262 of the DGCL should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

To exercise your appraisal rights, you must: (a) submit a written demand for appraisal to Techpoint before the vote is taken on the adoption of the Merger Agreement; (b) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (c) continue to hold or beneficially own, as applicable, your shares of Techpoint common stock through the effective date of the Merger; and (d) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the Techpoint stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in “Proposal 1: Approval of the Merger Agreement—Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL may be accessed without subscription or cost at the Delaware Code Online (available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262). If you are a beneficial owner of shares of Techpoint common stock held through a bank, brokerage firm, or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. For more information, see “Proposal 1: Approval of the Merger Agreement—Appraisal Rights.”

Q:	What is the current relationship among Parent, Merger Sub, and Techpoint?

A:

Merger Sub is currently a direct wholly owned subsidiary of Parent and was formed in the State of Delaware to effectuate the Merger. Other than as set forth above and in connection with the Merger, there is no relationship between or among Parent or Merger Sub and Techpoint.

Q:	When will the Merger close?

A:

The Merger is currently expected to close in the second quarter or early third quarter of 2025, subject to the completion or waiver of certain specified closing conditions described in this proxy statement. Techpoint, Parent, and Merger Sub are working to complete the Merger as quickly as practicable after the closing conditions are satisfied or waived. Assuming that the Merger Agreement Proposal is approved by the requisite vote of Techpoint stockholders at the Special Meeting, other important conditions to the Closing exist. However, it is possible that factors outside the parties’ control could require the Merger to be completed at a later time or not be completed at all. In addition, the Merger Agreement provides that the Merger cannot occur before the receipt of certain regulatory approvals. As a result of the foregoing, there may be a significant or longer than expected time period between the stockholder vote at the Special Meeting and the Closing. See “Proposal 1: Approval of the Merger Agreement—Regulatory Approvals” and “The Transaction Documents—The Merger Agreement—Conditions to the Merger.”

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors. Techpoint will bear the cost of the solicitation of proxies, including reimbursement of fees of certain brokers, banks, trusts, and other nominees in obtaining voting instructions from beneficial owners, and the preparation and assembly of this proxy statement. All costs related to the printing and mailing of this proxy statement and any additional materials furnished to Techpoint stockholders will be borne by Techpoint. Proxies may be solicited by mail, telephone, facsimile, and other forms of electronic transmission and may also be solicited by directors, officers, and employees of Techpoint without additional compensation. Copies of solicitation materials will be furnished to brokers, banks, trusts, and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation materials to these beneficial owners. In addition, if asked, Techpoint will reimburse these persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners in accordance with SEC and TSE regulations. Techpoint has requested brokers, banks, trusts, and other nominees to forward all solicitation materials to the beneficial owners of the shares they hold of record.

Q:	What should I do if I receive more than one set of voting materials?

A:

This means you own shares of Techpoint common stock that are registered under different names or are in more than one account. For example, you may own some shares directly as a Techpoint stockholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign, and return all of the proxy cards, or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:	How many copies of this proxy statement and related voting materials should I receive if I share an address with another Techpoint stockholder?

A:

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Techpoint and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Upon written or oral request, Techpoint will deliver free of charge a separate copy of each of the proxy related materials, as applicable, to a stockholder at a shared address to which a single copy was delivered. Once you have received notice from your broker or Techpoint that they or Techpoint will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or Techpoint if you hold registered shares. You can notify Techpoint by sending a request to Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations or by calling (408) 324-0588 and Techpoint will promptly deliver to you a separate copy of the proxy statement.

Q:	Where can I find the voting results of the Special Meeting?

A:

The preliminary voting results for the Special Meeting are expected to be announced at the Special Meeting. In addition, within four business days following certification of the final voting results, Techpoint will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Q:	Who can answer my questions?

A:

If you have any questions concerning the Merger, the Special Meeting, or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or help voting your shares of Techpoint common stock, please contact the Company by mail at Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations, or by calling (408) 324-0588.

Q:	Where can I find more information about Techpoint, Parent, Merger Sub, and the Merger?

A:

You can find out more information about Techpoint, Parent, Merger Sub, and the Merger by reading this proxy statement and, with respect to Techpoint, from various sources described in “Where You Can Find More Information; Incorporation by Reference.” See “Proposal 1: Approval of the Merger Agreement—Information about the Parties Involved in the Merger” for additional information about Parent and Merger Sub. For additional information about the Merger, see “Proposal 1: Approval of the Merger Agreement—Overview.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements regarding the following: the anticipated benefits of the Merger, including future plans, objectives, expectations, and intentions; the anticipated timing of closing of the Merger; the anticipated delisting and deregistration of Techpoint common stock; indebtedness to be incurred by Parent in connection with the Merger; Techpoint’s potential or projected future financial performance and expenditures; potential tax and accounting impacts of the Merger; and other expectations and estimates or statements which are not historical facts. Forward-looking statements can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would,” and the negative of these terms or other similar expressions. These forward-looking statements are based upon information currently available to Techpoint and are subject to a number of risks, uncertainties, and other factors that could cause actual results to vary materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to vary materially from the results referred to in the forward-looking statements in this proxy statement include, among other things:

•	the possibility that the conditions to the closing of the Merger will not be satisfied;

•

failure to obtain, delays in obtaining, or adverse conditions related to obtaining, necessary regulatory or stockholder, approvals, or any necessary waivers, consents, or transfers, including for any required licenses or other agreements, to be sought in connection with the Merger in the anticipated timeframe or at all;

•	effects of the announcement or pendency of the Merger on the trading price of Techpoint common stock and on Techpoint’s business and operating results;

•	the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement;

•

significant transaction costs, fees, expenses, and charges (including unknown liabilities and risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses, and future prospects) which could impact Techpoint’s business and operating results or expected or targeted future financial and operating performance and results;

•

operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the announcement of the Merger and the diversion of Techpoint management’s attention from its ongoing business);

•	failure to consummate or delay in closing the Merger for any reason;

•	the ability to retain key executive officers and employees during the pendency of the Merger;

•	risks associated with regulation and litigation related to the Merger or otherwise impacting any of the parties;

•	changes in the competitive or regulatory landscape;

•	dependence on significant licensing arrangements, customers, or other third parties;

•	risks relating to any resurgence of the COVID-19 pandemic or similar public health crises;

•	issues and costs arising from acquisitions and dispositions, and the timing and impact of accounting adjustments;

•	significant or prolonged declines in one or more markets;

•

economic or geopolitical changes in global markets, such as reduced demand for products, exchange rates, inflation, and interest rates, recession, government policies, including policy changes affecting the semiconductor industry, taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the parties to the Merger cannot control;

•

risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data);

•	other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and

•

other risks and uncertainties including, but not limited to, those described in Techpoint’s Annual Report on Form 10-K filed with the SEC, and from time to time in other filed reports, including Techpoint’s Quarterly Reports on Form 10-Q.

For a more detailed description of the risk factors associated with Techpoint, refer to Techpoint’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent SEC filings by Techpoint. Stockholders, shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement, and Techpoint undertakes no obligation to update any forward-looking information contained in this proxy statement to reflect subsequent events or circumstances.

THE SPECIAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Techpoint stockholders to be held on May 2, 2025. When this proxy statement refers to the Special Meeting, it is also referring to any adjournments or postponements of the Special Meeting. Techpoint intends to begin mailing this proxy statement, the attached Notice of Special Meeting of Stockholders, and the accompanying proxy card on or about March 17, 2025.

Date, Time, and Place of the Special Meeting

The Special Meeting will be held on May 2, 2025 at 9:00 a.m., Pacific Time, at Techpoint’s corporate headquarters, 2550 N. First Street #550, San Jose, California 95131.

Techpoint will not provide Internet or audio access to the Special Meeting. To attend the Special Meeting, you must be a registered Techpoint stockholder as of the Record Date, or, if your shares are held through a broker, bank, trust, or other nominee, you must obtain a legal proxy from such holder and follow the instructions set forth in this proxy statement.

Purpose of the Special Meeting

At the Special Meeting, Techpoint stockholders will be asked:

1.	Merger Agreement Proposal: to consider and vote upon a proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Merger;

2.

Compensation Proposal: to consider and vote upon a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid by Techpoint to its named executive officers in connection with the Merger; and

3.

Adjournment Proposal: to consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

THE APPROVAL OF THE MERGER AGREEMENT PROPOSAL IS THE ONLY APPROVAL OF TECHPOINT STOCKHOLDERS REQUIRED FOR THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

THE BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT, THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, THE “GOLDEN PARACHUTE” COMPENSATION PAYMENTS AND, IF NECESSARY OR APPROPRIATE, THE ADJOURNMENT PROPOSAL, AND RECOMMENDS THAT TECHPOINT STOCKHOLDERS VOTE “FOR” EACH PROPOSAL LISTED ABOVE.

Record Date and Issued and Outstanding Shares

The Board of Directors has fixed the close of business on March 13, 2025 as the record date for the Special Meeting (the “Record Date”). Accordingly, only Techpoint stockholders of record as of the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. Each share of Techpoint common stock entitles the holder to one vote on each of the proposals to be considered at the Special Meeting.

As of the close of business on the Record Date, there were approximately 18,720,571 shares of Techpoint common stock issued and outstanding and entitled to vote at the Special Meeting.

Record holders of shares of Techpoint common stock on the Record Date may vote their shares of Techpoint common stock in person at the Special Meeting or by proxy as described below under “—Voting by Proxy or While Attending the Special Meeting.”

Quorum

To conduct the Special Meeting, the presence, in person or represented by proxy, of a majority of the voting power of the Techpoint common stock issued and outstanding and entitled to vote at the Special Meeting shall be required for the transaction of business. This is referred to as a “quorum.” If a Techpoint stockholder submits a properly executed proxy card or vote by the Internet, then such Techpoint stockholder will be considered present at the Special Meeting for purposes of determining the presence of a quorum. Abstentions will be counted, but “broker non-vote” will not be counted, as present and entitled to vote for purposes of determining the presence of a quorum. A broker “non-vote” occurs when a broker, bank, trust, or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and does not have discretionary authority to vote on a proposal. Techpoint does not expect any “broker non-votes” at the Special Meeting because the rules applicable to banks, brokers, and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine,” and each of the proposals to be presented at the Special Meeting is considered “non-routine.” As a result, no broker will be permitted to vote your shares of Techpoint common stock at the Special Meeting without receiving instructions.

Required Vote; Abstentions and “Broker Non-Votes”

Techpoint stockholders of record on the Record Date for the Special Meeting may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each proposal.

Required Vote

Merger Agreement Proposal. The affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting, is required to approve the Merger Agreement Proposal.

Compensation Proposal. The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve, on an advisory (non-binding) basis, the Compensation Proposal.

Adjournment Proposal. The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve the Adjournment Proposal.

Failure to be Represented, Abstentions, and “Broker Non-Votes”; Japanese Depositary Shares

General

Under Techpoint’s bylaws and applicable Delaware law, abstentions will have the effect of a vote “against” the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal. Brokers, banks, trusts, and other nominees holding shares in “street name” have the authority to vote on routine proposals when they have not received instructions from beneficial owners. Brokers, banks, trusts, and other nominees are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal. As a result, absent specific instructions from the beneficial owner, brokers, banks, trusts, and other nominees are not empowered to vote those street name shares in connection with the Merger Agreement Proposal, the Compensation Proposal, or the Adjournment Proposal, and will not be considered present at the Special Meeting for the purposes of determining a quorum to the extent they submit proxies.

All beneficial owners of shares of Techpoint common stock are urged to submit their proxy to indicate their votes or to contact the record holder of their shares to determine how to vote.

Failure to be Represented; Abstentions

If a quorum is present at the Special Meeting, the failure of any Techpoint stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet (in accordance with the instructions detailed in “—Voting by Proxy or While Attending the Special Meeting”); or (c) attend the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but will have no effect on the Compensation Proposal or the Adjournment Proposal

If a quorum is present at the Special Meeting, for Techpoint stockholders who attend the Special Meeting or are represented by proxy and abstain from voting, such abstention will have the same effect as if the Techpoint stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal.

“Broker Non-Votes”

Each “broker non-vote” will also count as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal, because “broker non-votes” will not be counted as shares present and entitled to vote with respect to proposals on which the broker has not voted. Broker non-votes will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the Special Meeting, and otherwise will have no effect on a particular proposal. If your shares are held in a stock brokerage account or by a bank or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in street name. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the methods described above. Since the proposals are “non-routine matters,” your broker, bank, trust, or other nominee does not have discretionary authority to vote your shares on the proposals. If your shares are held in street name, your broker, bank, trust, or other nominee has enclosed a voting instruction form with the proxy statement. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

JDS

Holders of Techpoint JDS must instruct the Trustees to vote the shares of Techpoint common stock underlying their JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?”

The Merger will not occur unless the Merger Agreement Proposal is approved. Approval of each proposal is not conditioned on the approval of any other proposal. Further, if the Merger closes, the compensation described in the Compensation Proposal may be paid to Techpoint’s named executive officers to the extent payable pursuant to the terms of their respective compensation agreements and contractual arrangements even if Techpoint stockholders do not approve the Compensation Proposal.

Voting by Proxy or While Attending the Special Meeting

Giving a proxy means that a Techpoint stockholder authorizes the persons named in the enclosed proxy card to vote his or her shares at the Special Meeting in the manner such stockholder directs. A Techpoint stockholder may cause his or her shares to be voted by granting a proxy in advance of the Special Meeting or by voting while attending the Special Meeting in person. Even if you plan to attend the Special Meeting in person, we urge you to promptly follow the instructions on the enclosed proxy card to vote on the matters to be considered at the Special Meeting.

Techpoint stockholders may vote their shares as follows:

1.

Internet—go to the website printed on the enclosed proxy card (www.voteproxy.com) and follow the instructions outlined on the secured website using certain information provided on the front of the proxy card. If you vote using the Internet, there is no need to mail in your proxy card.

2.	Proxy Card—completing, signing, dating, and mailing the proxy card and returning it in the postage-paid, self-addressed envelope provided.

3.

Attending the Special Meeting in Person—voting in person at the Special Meeting if you are a stockholder of record or if you are a beneficial owner and have a legal proxy from the stockholder of record.

Submitting a proxy by Internet provides the same authority to vote shares as if the stockholder had returned his or her proxy card by mail.

Each properly signed proxy received prior to the Special Meeting and not revoked before exercised at the Special Meeting will be voted at the Special Meeting according to the instructions indicated on the proxy or, if no instructions are given on a properly signed proxy, the shares represented by such proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal.

Techpoint requests that Techpoint stockholders complete, date, and sign the accompanying proxy card and return it to Techpoint in the enclosed postage-paid, self-addressed envelope or submit the proxy by the Internet as soon as possible.

If a Techpoint stockholder’s shares are held in street name by a broker, bank, trust, or other nominee, such stockholder must obtain a voting instruction form from the nominee that holds such shares and follow the voting instructions given by that nominee.

Holders of Techpoint JDS must instruct the Trustees to vote the shares of Techpoint common stock underlying their JDS. See “Questions and Answers—If I hold Japanese Depositary Shares how do I vote my shares?”

If a Techpoint stockholder plans to attend the Special Meeting and wishes to vote while attending the Special Meeting, such stockholder will be able to do so. If a Techpoint stockholder’s shares are held in street name (through a broker, bank, trust, or other nominee), such stockholder must obtain a legal proxy from the broker, bank, trust, or other nominee to vote such shares while attending the Special Meeting. Whether or not a Techpoint stockholder plans to attend the Special Meeting in person, Techpoint requests that each Techpoint stockholder complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid, self-addressed envelope, or submit a proxy through the Internet as described in the instructions accompanying this proxy statement as soon as possible. This will not prevent any Techpoint stockholder from voting while attending the Special Meeting, but will assure that such stockholder’s vote is counted if such stockholder is unable to attend the Special Meeting in person.

Revocability of Proxies and Changes to a Techpoint Stockholder’s Vote

Techpoint stockholders of record may revoke their proxies and change their votes at any time prior to the time their shares are voted at the Special Meeting. A Techpoint stockholder can revoke his or her proxy or change his or her vote by:

•

delivering a signed revocation letter to Techpoint’s Secretary, at Techpoint’s address set forth in this proxy statement, which must be received prior to the Special Meeting, which states that you have revoked your proxy;

•	voting again by Internet (prior to 11:59 p.m., Eastern Time, the day before the date of the Special Meeting), since only the latest vote will be counted;

•

signing and returning, prior to the prior proxy’s exercise at the Special Meeting, another proxy card that is dated after the date of the first proxy card and submitting it following the instructions on the enclosed proxy card; or

•

attending the Special Meeting and voting by ballot. Attending the Special Meeting alone will not in and of itself revoke your previously submitted proxy. You must specifically vote by ballot at the Special Meeting for your previous proxy to be revoked.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions, or written notice of revocation must be received by Techpoint’s Secretary prior to the Special Meeting.

If your shares are held in street name by a broker, bank, trust, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust, or other nominee. You may also vote at the Special Meeting by ballot if you register in advance to attend the Special Meeting and if you provide a valid legal proxy from your broker, bank, trust, or other nominee. A registered Techpoint stockholder may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder’s previous proxy.

Any adjournment, recess, or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Techpoint stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting which was adjourned, recessed, or postponed.

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed as follows:

Techpoint, Inc.

2550 N. First Street #550

San Jose, California 95131

Attention: Secretary

Recommendation of the Board of Directors

The Board of Directors has unanimously: (a) determined that it is in the best interests of Techpoint and Techpoint stockholders, and declared it advisable, to enter into the Merger Agreement; (b) approved the execution, delivery, and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger; (c) recommended that Techpoint stockholders approve the Merger Agreement; and (d) directed that the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, be submitted for consideration by Techpoint stockholders at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE: (1) “FOR” THE MERGER AGREEMENT PROPOSAL; (2) “FOR” THE COMPENSATION PROPOSAL; AND (3) “FOR” THE ADJOURNMENT PROPOSAL.

Solicitation of Proxies

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors. Techpoint will bear the cost of the solicitation of proxies, including reimbursement of fees of certain brokers, banks, trusts, and other nominees in obtaining voting instructions from beneficial owners, and the preparation and assembly of this proxy statement. All costs related to the printing and mailing of this proxy statement and any additional materials furnished to Techpoint stockholders will be borne by Techpoint.

Proxies may be solicited by mail, telephone, facsimile, and other forms of electronic transmission and may also be solicited by directors, officers, and employees of Techpoint without additional compensation. Copies of solicitation materials will be furnished to brokers, banks, trusts, and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation materials to these beneficial owners. In addition, if asked, Techpoint will reimburse these persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners in accordance with SEC and TSE regulations. Techpoint has requested brokers, banks, trusts, and other nominees to forward all solicitation materials to the beneficial owners of the shares they hold of record.

Certain Ownership of Techpoint Common Stock

As of the Record Date, Techpoint’s directors and executive officers beneficially owned 6,617,242 shares of Techpoint common stock, representing approximately 34.9% of the shares issued and outstanding as of such date.

Techpoint currently expects that each of its directors and executive officers will vote their shares of Techpoint common stock “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal, although none of them has entered into an agreement to do so, other than Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, who are parties to the Voting Agreement.

Ownership of Techpoint Following the Merger

Techpoint stockholders will cease to own any shares of Techpoint and Techpoint will continue as a wholly owned subsidiary of Parent following the Merger. See “The Transaction Documents—The Merger Agreement—Conversion of Securities in the Merger.”

Anticipated Date of Completion of the Merger

Assuming timely satisfaction of necessary closing conditions, including the approval by Techpoint stockholders of the Merger Agreement Proposal, we currently anticipate that the Merger will be consummated in the second quarter or early third quarter of 2025. However, the exact timing of completion of the Merger cannot be predicted as the Merger is subject to the closing conditions specified in the Merger Agreement and summarized in this proxy statement, many of which are outside of our control.

Appraisal Rights

If the Merger is consummated, Techpoint stockholders and beneficial owners who continuously hold or beneficially own, respectively, shares of Techpoint common stock through the effective date of the Merger, do not vote in favor of the adoption of the Merger Agreement and properly demand appraisal of their shares and do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to exercise appraisal rights with respect to their shares under Section 262 of the DGCL. This means that such Techpoint stockholders and beneficial owners may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Techpoint common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any, or in certain circumstances described in further detail in “Proposal 1: Approval of the Merger Agreement—Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each Techpoint stockholder and beneficial owner entitled to appraisal prior to the entry of judgment in any appraisal proceeding. Due to the complexity of the appraisal process, Techpoint stockholders and beneficial owners who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Techpoint stockholders or beneficial owners considering exercising appraisal rights under Section 262 of the DGCL should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

To exercise your appraisal rights, you must: (a) submit a written demand for appraisal to Techpoint before the vote is taken on the adoption of the Merger Agreement; (b) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (c) continue to hold or beneficially own, as applicable, your shares of Techpoint common stock through the effective date of the Merger; and (d) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the Techpoint stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in “Proposal 1: Approval of the Merger Agreement—Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights.

A copy of Section 262 of the DGCL may be accessed without subscription or cost at the Delaware Code Online (available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262). If you are a beneficial owner of shares of Techpoint common stock held through a bank, brokerage firm, or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. For more information, see “Proposal 1: Approval of the Merger Agreement—Appraisal Rights.”

Delisting and Deregistration

If the Merger is confirmed to be completed, Techpoint JDS will be delisted from the TSE two business days before the Effective Time, and Techpoint JDS will no longer be publicly traded. In addition, in connection with the Closing, Techpoint will deregister under the Exchange Act and will cease to be an SEC reporting company after the Effective Time.

Householding of Special Meeting Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Techpoint and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Upon written or oral request, Techpoint will deliver free of charge a separate copy of each of the proxy related materials, as applicable, to a stockholder at a shared address to which a single copy was delivered. Once you have received notice from your broker or Techpoint that they or Techpoint will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or Techpoint if you hold registered shares. You can notify Techpoint by sending a request to Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations, or by calling (408) 324-0588, and Techpoint will promptly deliver to you a separate copy of the proxy statement.

Questions and Additional Information

If you have any questions concerning the Merger, the Special Meeting, or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Techpoint common stock, please contact the Company by mail at Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations, or by calling (408) 324-0588.

Other Matters

Pursuant to the DGCL and Techpoint’s bylaws, except as otherwise required by law, only the matters set forth in the Notice of Special Meeting may be brought before the Special Meeting. As of the date of this proxy statement, the Board of Directors is not aware of any other matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

This proxy statement and the proxy card are first being sent to Techpoint stockholders on or about March 17, 2025.

The matters to be considered at the Special Meeting are of great importance to Techpoint stockholders. Accordingly, Techpoint stockholders are urged to read and carefully consider the information presented in this proxy statement and the annexes hereto, and to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid, self-addressed envelope, or vote by Internet, following the instructions on the enclosed proxy card.

PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT

At the Special Meeting, Techpoint stockholders will be asked to vote on a proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. The approval of Proposal 1 is required for closing of the Merger. Since the Board of Directors believes that it is in Techpoint’s and Techpoint stockholders’ best interest to engage in the Merger, the Board of Directors recommends that Techpoint stockholders approve Proposal 1. The affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting, is required to approve the Merger Agreement Proposal.

The following discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because it contains important information about the Merger and how it affects you.

Overview

On January 15, 2025, Techpoint entered into the Merger Agreement with Parent and Merger Sub. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Techpoint, with Techpoint surviving the Merger and becoming a wholly owned subsidiary of Parent.

Under the Merger Agreement, at the Effective Time:

•

Each Share (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive the Merger Consideration of $20.00 per share in cash, without interest, subject to any withholding taxes.

•

Each Share held by Techpoint as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of Techpoint, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each Company Option will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each Company RSU will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Trust Agreement, which governs the rights of holders of Techpoint’s JDS, each holder of Techpoint’s JDS will receive their distribution from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plan will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests in Techpoint, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

Information about the Parties Involved in the Merger

Techpoint, Inc.

Techpoint, Inc.

2550 N. First Street, #550

San Jose, California 95131

(408) 324-0588

We are a fabless semiconductor company that designs, markets, and sells mixed-signal integrated circuits for multiple video applications in the automotive and security surveillance markets. Our integrated circuits are enabling the transition from standard definition (“SD”) video to high definition (“HD”) video in the automotive and security surveillance markets. Our solutions take HD video signals from a camera and convert them into analog signals for reliable long-distance transmission, then convert the HD analog signal into the appropriate format for video processing and display. Our HD analog technology operates at the same 1080p HD resolution as digital HD, but processes video in an HD analog format and transmits the video in this same analog format, thereby eliminating the need for any compression or decompression. Our integrated circuits are based on our proprietary architecture and mixed signal technologies that we believe provide high video quality, enable high levels of integration, and are cost effective.

We derive our revenue from sales of our mixed-signal integrated circuits into the automotive and security surveillance markets. We sell our products to distributors that fulfill third-party orders for our products. We also sell directly to OEM and ODM. We employ a fabless manufacturing strategy and use market-leading suppliers for all phases of the manufacturing process, including wafer fabrication, assembly, testing and packaging. This strategy significantly reduces the capital investment that would otherwise be required to operate manufacturing facilities of our own.

Techpoint JDSs are listed and traded on The Tokyo Stock Exchange (“TSE”) under the ticker symbol “6697.”

ASMedia Technology Inc. (“Parent”)

ASMedia Technology Inc.

6F, No. 115, Minquan Road

Xindian District, New Taipei City 231

Taiwan

(886) 2-2219-6088

ASMedia, established in Taiwan in 2004, is a leading fabless semiconductor company specializing in high-speed transmission interface IC design. ASMedia boasts strong R&D capabilities in high-speed physical layers, including USB controller chips, PCIe bridge controller chips, SATA controller chips, high-speed switch controller chips, and application-specific integrated circuits.

ASMedia is publicly listed on the Taiwan Stock Exchange in 2012 under the ticker symbol of 5269.

Apex Merger Sub Inc. (“Merger Sub”)

Apex Merger Sub Inc.

c/o ASMedia Technology Inc.

6F, No. 115, Minquan Road

Xindian District, New Taipei City 231

Taiwan

(886) 2-2219-6088

Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent formed on December 13, 2024 solely for the purpose of entering into the Merger Agreement and, subject to the terms and conditions thereof, completing the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and related agreements.

Certain Effects of the Merger

On the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will merge with and into Techpoint, the separate corporate existence of Merger Sub will cease and Techpoint will continue as a wholly owned subsidiary of Parent, and, in connection with the Merger, Techpoint JDS will no longer be publicly traded and will be delisted from the TSE. It is currently anticipated that the JDS will be delisted two business days prior to the Effective Time. In addition, following the Merger it is expected that Techpoint will be deregistered under the Exchange Act, and Techpoint will no longer file periodic or other reports with the SEC. If the Merger is consummated, you will not own any shares of the capital stock of Techpoint. See “The Transaction Documents—The Merger Agreement—Conversion of Securities in the Merger.”

Techpoint stockholders who properly and validly exercise and do not withdraw their demands for appraisal will receive appraisal rights under Section 262 of the DGCL. See “Proposal 1: Approval of the Merger Agreement—Appraisal Rights.” The Effective Time will occur at such time as the certificate of merger meeting the requirements of Section 251 of the DGCL relating to the Merger has been properly executed and filed with the Secretary of State of the State of Delaware in accordance with the DGCL or at such later time as may be mutually agreed by the parties and designated in the certificate of merger as the effective time of the certificate of merger in accordance with the DGCL.

Effect on Techpoint If the Merger Is Not Completed

If the Merger Agreement is not adopted by Techpoint stockholders, or if the Merger is not completed for any other reason:

•	Techpoint stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Techpoint common stock pursuant to the Merger Agreement;

•

(a) Techpoint will remain an independent public company; (b) Techpoint JDS will continue to be listed and traded on the TSE and registered under the Exchange Act; and (c) Techpoint will continue to file periodic and other reports with the SEC;

•	under specified circumstances, in connection with a termination of the Merger Agreement,

•	Techpoint would be required to pay Parent and Parent a termination fee in an aggregate amount of $7,520,000; and

•	Parent would be required to pay Techpoint a termination fee in an aggregate amount of $12,000,000;

See “The Transaction Documents—The Merger Agreement—Termination Fee Payable in Certain Circumstances.”

Merger Consideration

Techpoint Common Stock and Company Equity Awards

At the Effective Time, by virtue of the Merger and without any action on the part of Techpoint, Merger Sub, or the holders of any securities of Techpoint or Merger Sub, each share of Techpoint common stock (subject to certain exceptions set forth in the Merger Agreement) that is issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive the Merger Consideration of $20.00 in cash in accordance with the DGCL, and all outstanding Company Options and Company RSUs will be converted into cash-denominated awards representing the right to receive the Merger Consideration, in each case on the terms and subject to the conditions in the Merger Agreement, and subject to adjustment for any stock or interest split, division or subdivision of shares, stock dividend, reverse stock split, combination of shares, reclassification, recapitalization, or other similar transaction, to the extent appropriate to provide the same economic effect as contemplated by the Merger Agreement prior to such action, and without interest and subject to any required tax withholding. See “The Transaction Documents—The Merger Agreement—Conversion of Securities in the Merger.”

After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Techpoint common stock (subject to certain exceptions set forth in the Merger Agreement) that you own immediately prior to the Effective Time, subject to any required tax withholding, but you will no longer have any rights as a Techpoint stockholder (except that Techpoint stockholders who properly and validly exercise and do not withdraw their demands for appraisal will receive appraisal rights under Section 262 of the DGCL). See “Proposal 1: Approval of the Merger Agreement—Appraisal Rights.”

Techpoint Equity Plans

As of the Effective Time, the Company Equity Plan will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests in Techpoint, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement, including Techpoint’s identification and evaluation of strategic alternatives and the negotiation of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board of Directors, the representatives of each party to the Merger Agreement, their respective advisors, or any other persons. All dates are in Pacific Standard Time zone unless otherwise specified.

The Board of Directors, acting independently and with the advice of the executive officers of Techpoint (“Techpoint’s management team”), and in the ordinary course of business, reviews and assesses the operations, financial performance, liquidity, future growth prospects, market perception, and industry conditions of Techpoint in light of the totality of the circumstances, including current and anticipated business and industry trends, regulatory conditions, future growth prospects, the current and expected financing environment, and overall strategic direction of each business segment, in each case, with the goal of maximizing value for its stockholders.

From time to time, the Board of Directors and Techpoint’s management team have evaluated and considered a variety of potential financial and strategic options to enhance business performance and stockholder value in light of industry developments and changing economic and market conditions. The evaluations have included, among other matters, the consideration, from time to time, of various potential opportunities for business combinations, various equity and debt financing transactions, partnerships, investments, acquisitions, the sale of certain assets, and other financial and strategic alternatives, as compared to the benefits and risks of continued operation as a standalone, publicly traded company, as well as ongoing analysis of Techpoint’s business segments, both on an individual and collective basis and with a focus on both actual performance and market perception.

In July 2024, representatives of Parent met with representatives of Techpoint to exchange views on the industry and their respective companies.

On August 7, 2024, the Board of Directors held a meeting. Representatives of Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”) attended the meeting. Mr. Fumihiro Kozato, President and Chief Executive Officer of Techpoint, discussed the potential of Techpoint to list Techpoint Common Stock in certain jurisdictions, including the United States and Taiwan, and to potentially delist the JDS from the TSE. The Board discussed a proposed change to Techpoint’s primary listing market with the objective of creating additional value for stockholders in what could be a more liquid market than trading JDS on the TSE.

On September 18, 2024, representatives of Parent sent Techpoint a non-binding letter of intent for the acquisition of all outstanding shares of Techpoint for an all-cash transaction to be consummated through a negotiated merger agreement, which provided for an indicative purchase price of between US$16.00 to US$18.00 per share (equivalent to JPY2,253 to JPY2,534 per JDS based on an assumed exchange rate of US$1 to JPY140.79), based on the following assumptions:

•	no material legal, accounting, tax or financial issues;

•	the proposed transaction would not result in any significant loss of customers or suppliers and would not have a significant negative impact on Techpoint;

•	satisfactory completion of due diligence and negotiation of customary transaction documents; and

•	an exclusivity period of 45 days.

From September 18, 2024 to October 28, 2024, Mr. Kozato updated the Board of Directors regarding the proposed transaction with Parent.

On October 7, 2024, Parent entered into a confidentiality agreement with Techpoint (the “Confidentiality Agreement”). The Confidentiality Agreement contained a customary standstill provision (which included a restriction on Parent from publicly asking Techpoint or any of its representatives to amend or waive the standstill provision).

Between October 7, 2024 and October 17, 2024, after entry into the Confidentiality Agreement, representatives of Parent and Techpoint exchanged confidential information and held preliminary discussions about a potential acquisition of all outstanding shares of Techpoint by Parent. Representatives of Parent and Techpoint held in-person management meetings on October 7 and 8, 2024.

On October 17, 2024, a representative of Techpoint notified Parent that Techpoint was not willing to move forward in a transaction with Parent at the price range identified in the September 18, 2024 letter of intent and requested that Parent consider increasing its offer price.

On October 28, 2024, Parent submitted a revised non-binding letter of intent for the acquisition of all outstanding shares of Techpoint for an all-cash transaction to be consummated through a negotiated merger agreement, which provided for a revised indicative purchase price of US$19.00 to US$20.00 per share (equivalent to JPY2,889 to JPY3,041 per JDS based on an assumed exchange rate of US$1 to JPY152.04), based on the following assumptions:

•	no material legal, accounting, tax or financial issues;

•	the proposed transaction would not result in any significant loss of customers or suppliers and would not have a significant negative impact on Techpoint;

•	satisfactory completion of due diligence and negotiation of customary transaction documents; and

•	an exclusivity period ending on December 31, 2024.

On October 29, 2024, the Board of Directors held a meeting. Representatives of Pillsbury attended the meeting. Mr. Kozato reviewed recent discussions with Parent regarding a potential transaction and reviewed its most recent offer. The Board of Directors discussed strategic alternatives, including the potential value creation of such alternatives, but also the risks and timing of accomplishing such alternatives. The Board of Directors discussed a potential strategic process to solicit additional strategic interest in Techpoint prior to entering into exclusivity with Parent. The Board of Directors discussed the offer terms, including price, from Parent. Representatives of Pillsbury provided legal counsel about the Board of Directors’ fiduciary duties. Questions were asked, and a discussion followed. The Board of Directors determined to schedule another meeting of the Board of Directors on October 31, 2024 to continue discussions regarding the potential transaction with Parent due to timing constraints.

On October 31, 2024, the Board of Directors held a meeting. Representatives of Pillsbury attended the meeting. Mr. Kozato reviewed recent discussions with Parent regarding a potential transaction and reviewed its most recent offer. Mr. Kozato discussed proposing a counteroffer of US$20.00 per share (equivalent to JPY2,889 to JPY3,041 per JDS based on an assumed exchange rate of US$1 to JPY152.04). The Board of Directors approved the proposed counteroffer and provided guidance to management. The Board of Directors then discussed the retention of a financial advisor and the process that could be undertaken with a financial advisor. After discussion, the Board of Directors authorized management to interview potential financial advisors and discuss potential engagement terms. The Board discussed a potential strategic process to solicit additional strategic interest in Techpoint prior to entering into exclusivity with Parent. Representatives of Pillsbury provided legal counsel. Questions were asked, and a discussion followed. Thereafter, the Board of Directors discussed in detail the offer from Parent and next steps. After discussion, the Board of Directors authorized management to proceed in negotiations with Parent and to continue with the due diligence process. Also, the Board of Directors determined not to enter into exclusivity arrangement with Parent at this time, but to explore retaining a financial advisor and consider a process to evaluate other potential buyers with the assistance of a financial advisor.

Between November 2 and November 3, 2024, after further discussions and negotiations, Techpoint and Parent agreed to proceed to negotiate the acquisition of all outstanding shares of Techpoint for an all-cash transaction to be consummated through a negotiated merger agreement with no exclusivity agreement and a purchase price of US$20.00 per share (equivalent to JPY3,041 per JDS based on an assumed exchange rate of US$1 to JPY152.04).

On November 6, 2024, the Board of Directors held a meeting. Representatives of Pillsbury attended the meeting. Mr. Kozato provided an update on the current status of the discussions with Parent regarding a potential sale of Techpoint. Questions were asked, and a discussion followed.

On November 13, 2024, after the review of qualifications, conflicts and experience of financial advisory firms and the negotiation of an engagement letter with Greenhill (as amended on January 14, 2025, the “Greenhill Engagement Letter”), the Board of Directors, by unanimous written consent, approved the engagement of Greenhill as Techpoint’s exclusive financial advisor in connection with a potential transaction with Parent.

On November 14, 2024, Parent was provided access to a virtual data room maintained by Techpoint for the purposes of evaluation of a potential transaction.

On November 22, 2024, the Board of Directors held a meeting. Representatives of Greenhill attended the meeting. At the direction of the Board of Directors and after consulting with the Techpoint management team, representatives of Greenhill presented a proposed list of six counterparties that Greenhill identified as potential acquirors and the parties most likely to engage in a potential acquisition of Techpoint. Questions were asked, and a discussion followed, including a discussion of additional potential parties to contact and who may be interested in a potential acquisition of Techpoint. Thereafter, the Board of Directors approved and directed Greenhill to contact all six potential acquirors initially proposed to gauge their interest in a potential transaction with Techpoint. Thereafter, the representatives of Greenhill left the meeting, and Mr. Kozato provided a further update on the current status of the discussions with Parent regarding a potential sale of Techpoint. Questions were asked, and a discussion followed.

Following the meeting of the Board of Directors on November 22, 2024, Greenhill began conducting its market check by contacting the six previously identified potential acquirors as directed by the Board of Directors. Following initial discussions, five of the six potential acquirors informed Greenhill that they would not proceed with any discussions of a potential transaction with Techpoint and would not be entering into confidentiality agreements. One of the six potential acquirors (“Party A”) requested and received access to certain due diligence, business, and financial information relating to Techpoint, including certain financial projections, after initial discussions with Greenhill. Party A had previously entered into a confidentiality agreement with Techpoint on October 31, 2022 that did not include a standstill provision when it previously explored a potential business opportunity with Techpoint.

On November 26, 2024, Pillsbury sent representatives of Parent’s external legal counsel, Davis Polk & Wardwell LLP (“Davis Polk”), an initial draft of the merger agreement. The draft contemplated, among other things:

•	the proposed transaction would be conditioned on, among other things, Techpoint receiving stockholder approval for the Merger;

•

Techpoint would have the right, prior to receipt of stockholder approval, to engage in negotiations with respect to unsolicited acquisition proposals that met certain requirements and the Board of Directors would have the right to change its recommendation to its stockholders and recommend that they vote against the proposed transaction in favor of an acquisition that constituted a superior proposal and met certain other requirements and to terminate the merger agreement to enter into such superior proposal upon payment of a termination fee of $7.52 million;

•

the Board of Directors would have the right to change its recommendation to its stockholders and recommend that they vote against the proposed transaction if it became aware of some event or circumstance (typically referred to as an “intervening event”) that would make the proposed transaction inadvisable;

•

if the Board of Directors changed its recommendation to its stockholders and recommended that they vote against the proposed transaction in connection with a superior proposal or an intervening event, Techpoint would not be required to submit the proposed transaction to its stockholders;

•

a regulatory reverse termination fee of $28.2 million payable by Parent to Techpoint in the event the Merger was not consummated due to the failure to receive certain regulatory approvals or clearances or upon the issuance of an order prohibiting the Merger;

•	late payment of termination fee or reverse termination fee would accrue at the annual rate of five percent plus the prime rate as published in The Wall Street Journal; and

•	no financing contingency.

On December 6, 2024, Davis Polk sent to Pillsbury an issues list detailing the key issues in the draft merger agreement sent to Davis Polk on November 26, 2024. The issues list contemplated, among other things:

•

that the transaction would be conditioned on (i) receiving the Taiwan DIR Approval, consisting of authorizations, permits or clearances from the Taiwan DIR, under the Regulations of Corporate Outbound Investment of Taiwan and the Permission Rules for Investment or Technical Cooperation in Mainland China that are required in connection with the Merger, (ii) not more than ten percent of the outstanding shares of Techpoint Common Stock seeking appraisal rights in connection with the

Merger, (iii) no governing authority imposing any burdensome conditions that would result in a material adverse effect on the business, operations, financial condition or economic value of Techpoint and its subsidiaries, taken as a whole, including, for instance, any anticipated reduction of fifteen percent or more in Techpoint’s annual revenue based on the most recent available financial information of Techpoint as of the date of the merger agreement) or of the combined business of Parent, and Techpoint and their respective subsidiaries, and (iv) no event having occurred that would individually or in the aggregate have had or would reasonably be expected to have had a material adverse effect on Techpoint;

•

the regulatory reverse termination fee should not be payable in the event certain regulatory approvals unrelated to antitrust laws are not received, and the proposed amount of regulatory reverse termination fee would be $15 million;

•	regulatory filing fees (other than those associated with Taiwan DIR Approval, which would be borne by Parent) would be borne equally by Techpoint and Parent; and

•	that no interest would accrue on any termination fee payment.

Also on December 6, 2024, Party A met with Techpoint management, during which Party A asked due diligence questions to Techpoint management and received responses thereto. After December 6, 2024, Party A and Techpoint had further discussions including the potential execution of an updated confidentiality agreement regarding a potential transaction with Techpoint, but no such confidentiality agreement was executed. Party A informed Greenhill that it would not be moving forward with pursuing a potential transaction with Techpoint, and discussions with Party A ended on December 17, 2024.

Also on December 17, 2024, Davis Polk sent representatives of Pillsbury a revised draft of the merger agreement. The revised draft contemplated, among other things:

•

the transaction would be conditioned on, among other things, (i) Taiwan DIR Approval, (ii) not more than ten percent of the outstanding shares of Techpoint Common Stock seeking appraisal rights in connection with the Merger, (iii) no governing authority imposing any Burdensome Condition, and (iv) no event having occurred that would individually or in the aggregate have had or would reasonably be expected to have had a material adverse effect on Techpoint;

•

while Techpoint would have the right, prior to receipt of stockholder approval, to engage in negotiations with respect to unsolicited acquisition proposals that met certain requirements and the Board of Directors would have the right to change its recommendation to its stockholders and recommend that they vote against the proposed transaction in favor of an acquisition that constituted a superior proposal and met certain other requirements, Techpoint would have to submit the proposed transaction to its stockholders for approval unless Techpoint terminated the merger agreement to accept such superior proposal and paid a termination fee to Parent (a “force the vote” provision);

•

the parties would be able to terminate the merger agreement on the nine-month anniversary of the date of the merger agreement, but if closing of the Merger had not occurred due to failure to obtain certain regulatory approvals, the date could be extended for an additional three months upon written notice to the other party no later than ten business days prior to the nine-month anniversary of the date of the merger agreement;

•

Parent would be able to terminate the merger agreement under certain circumstances if Parent was informed by a governmental entity that any Burdensome Condition would be imposed after Parent used reasonable best efforts to negotiate with the relevant governmental entity; and

•

A two-tiered regulatory reverse termination fee structure whereby a regulatory reverse termination fee of $7.52 million would be payable by Parent to Techpoint in the event the Merger was not consummated due to the failure to receive certain regulatory approvals or clearances or upon the issuance of an order prohibiting the Merger, in each case, not related to antitrust laws, and $15.04 million would be payable by Parent to Techpoint in the event the Merger was not consummated due to the failure to receive other applicable regulatory approvals (including antitrust approvals) or clearances.

On December 19, 2024, the Board of Directors held a meeting. Representatives of Pillsbury and Greenhill attended the meeting. Representatives of Pillsbury provided an update to the Board of Directors on the status of various deal terms and negotiations of the proposed merger agreement with Parent. Representatives of Greenhill provided an update on the proposed transaction with Parent, including an update on the market check and deal terms. Questions were asked, and a discussion followed. Thereafter, representatives of Greenhill and Techpoint management presented the proposed financial models and projections for Techpoint. Questions were asked, and a discussion followed. After discussion, the Board of Directors approved the financial models and projections. Thereafter, the Board of Directors reviewed conflict disclosures provided by Greenhill. The conflict disclosures confirmed that, over the least two years, Greenhill and its affiliates (i) had not provided and were not currently providing investment banking services to either Techpoint or Parent, (ii) had no ownership of securities of Techpoint or Parent or any of their significant stockholders and (iii) had not extended financing and had no credit exposure to Techpoint or Parent. The Board of Directors determined that the disclosed relationships between Greenhill and Parent did not rise to the level of presenting a conflict of interest for Greenhill with respect to Parent, such that Greenhill could continue to serve as the exclusive financial advisor to Techpoint.

On December 24, 2024, Pillsbury sent representatives of Davis Polk a revised draft of the merger agreement. The revised draft contemplated, among other things:

•

removal of terms whereby closing would be conditioned on (i) not more than ten percent of the outstanding shares of Techpoint Common Stock seeking appraisal rights in connection with the Merger, and (ii) no event having occurred that would individually or in the aggregate have had or would reasonably be expected to have had a material adverse effect on Techpoint;

•

revising terms of a Parent closing condition from a Burdensome Condition (including imposed as a condition of any applicable regulatory granting any of the required regulatory approvals or as a result of any law or order by governmental entities having jurisdiction over Parent or Techpoint) not having occurred to Burdensome Condition not having been imposed as a condition of any applicable regulator granting any of the required regulatory approvals;

•

revising the reverse termination fee structure from two tiers to a singular amount of $15.04 million payable by Parent to Techpoint in each instance in which a reverse termination fee would be payable; and

•

revising the instances in which a reverse termination fee would be payable by Parent to Techpoint if either party were to terminate the agreement due to an applicable governmental entity enjoining or otherwise prohibiting the consummation of the Merger or as a result of an applicable governmental entity taking applicable action that would result in a Burdensome Condition.

Between January 2, 2025, and January 14, 2025, representatives of Pillsbury and Davis Polk exchanged various drafts of the merger agreement, and negotiated the final outstanding terms. The revised drafts contemplated, among other things, the following compromises:

•	inclusion of material adverse effect condition;

•

Parent may terminate the merger agreement if any applicable governmental entity takes applicable action that would result in a Burdensome Condition or if such entity informs Parent that a regulatory authorization required as a condition to close would be conditioned on a Burdensome Condition, however, either such termination would require Parent to pay a reverse termination fee to Techpoint;

•	the quantitative threshold of Techpoint’s revenue loss increased from fifteen percent to twenty percent in determining if a Burdensome Condition is occurred;

•	the reverse termination fee payable by Parent to Techpoint would equal $12 million in all instances in which it is payable; and

•	the termination fee payable by Techpoint to Parent would equal $7.52 million in all instances in which it is payable.

On January 12, 2025, the Board of Directors held two meetings. At the first meeting, representatives of Pillsbury attended the meeting. The Board of Directors reviewed a proposed modification to the fees Techpoint would pay to Greenhill in connection with the Merger transactions. Questions were asked, and a discussion followed. Thereafter, the Board of Directors approved the proposed modification to the fees, which ultimately resulted in the amount payable by Techpoint to Greenhill upon delivery of a fairness opinion being increased, but the amount payable by Techpoint to Greenhill upon closing being decreased by a larger amount, and thus the total amount payable by Techpoint to Greenhill being reduced. At the second meeting, representatives of Pillsbury and Greenhill attended the meeting. Representatives of Greenhill provided a preliminary financial analysis on the fairness of the proposed transaction to Techpoint’s stockholders from a financial point of view. Questions were asked, and a discussion followed. Representatives of Pillsbury provided an update to the Board of Directors on the status of various deal terms and negotiations of the proposed merger agreement with Parent. Questions were asked, and a discussion followed.

On January 14, 2025, the Board of Directors held a meeting. The Board of Directors first reviewed Greenhill’s updated conflict disclosures, dated as of January 14, 2025, which consisted of all of the disclosures previously disclosed on November 13, 2024, but also that Mizuho Securities Co., Ltd. (“Mizuho Securities”) had earned and may continue to earn de minimis fees for services provided in connection with the management and winddown of the trust pursuant to the Trust Agreement and that Mizuho Bank (USA) (formerly Mizuho Trust & Banking Co. (USA)), an affiliate of Greenhill and Mizuho Securities, is a custodian of the Techpoint Common Stock from which the actively-traded JDS derive their value and had earned and may continue to earn de minimis fees for services provided in connection with the management and winddown of the trust pursuant to the Trust Agreement. The Board of Directors reaffirmed that the disclosed relationships between Greenhill and Parent did not rise to a level of presenting a conflict of interest for Greenhill with respect to Parent, such that Greenhill could continue to serve as the exclusive financial advisor to Techpoint. Then, representatives of Pillsbury advised the Techpoint Board members on their fiduciary duties in connection with the transaction. Thereafter, representatives from Greenhill joined the meeting and representatives from Pillsbury reviewed the principal terms of a merger agreement proposed to be entered into describing, among other items, the deal structure, the recourse available for failure to perform by Parent pursuant to the merger agreement, the recourse available if the transaction could not be consummated due to a failure to obtain certain regulatory approvals or clearances or upon the issuance of an order prohibiting the transaction, the representations and warranties, covenants (including Techpoint’s regulatory obligations and Techpoint’s interim operating covenants and exceptions thereto), Techpoint’s fiduciary out (including that Techpoint could terminate the merger agreement under certain circumstances to pursue a Superior Proposal and the fee for such termination right), closing conditions, and termination provisions. Questions were asked and answered, and discussion ensued. During such discussion, it was noted that no employment agreement discussions had occurred, nor would any such discussions occur, if at all, until after the signing of the definitive merger agreement. A representative of Greenhill presented Greenhill’s financial analysis with respect to the Merger Consideration of US$20.00 per share. The Board of Directors asked questions regarding the financial analysis. Questions were asked and answered, and discussion ensued. Following discussion, at the request of the Board of Directors, Greenhill orally rendered its opinion to the Board of Directors (which was subsequently confirmed in writing by delivery of Greenhill’s written opinion addressed to the Board of Directors dated January 14, 2025), to the effect that, based upon and subject to the assumptions, qualifications, limitations, and other matters considered in connection with the preparation of its opinion, that the Merger Consideration to be paid by Parent to the stockholders of Techpoint (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) is fair to such holders, from a financial point of view based on and subject to the factors and assumptions described in the written opinion. Questions were asked and answered, and discussion ensued among directors, Pillsbury and

Greenhill regarding the merits of potentially entering into the merger agreement with Parent as opposed to other alternatives available to Techpoint, such as continuing to operate as a stand-alone company or listing the Techpoint Common Stock in certain jurisdictions, including the United States, and delisting of JDS from the TSE, and other considerations with respect to the Merger, including the following:

•

with respect to continuing to operate as a stand-alone company, the Board of Directors discussed, among other things, Techpoint’s historic performance and the execution risk of Techpoint’s growth plans;

•	the possibility that the value of US$20.00 per share offered by Parent may exceed the long-term value of continuing to operate as a stand-alone company to Techpoint stockholders;

•	the premium of the US$20.00 per share offered by Parent;

•	the reverse termination fees of $12.0 million payable by Parent under certain conditions;

•	the reputation and expectation of performance of Parent;

•	the recent and anticipated near-term future performance of Techpoint;

•	the alternative transactions that may be available to Techpoint;

•	the Board of Directors’ belief that the $7.52 million termination fee payable by Techpoint would not foreclose a Superior Proposal from a third party;

•

the terms of the merger agreement, including the fact that the proposed merger agreement includes flexibility in the event of a Superior Proposal, including flexibility allowing the Board of Directors to make a recommendation change and the ability to terminate the agreement and pay a termination fee to accept a Superior Proposal;

•	managements’ recommendation in favor of the transaction;

•

Greenhill’s opinion that the Merger Consideration to be paid by Parent to the stockholders of Techpoint (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) is fair to such holders, from a financial point of view based on and subject to the factors and assumptions described in the written opinion; and

•

the fact that each member of the Board of Directors owns shares and/or equity awards of Techpoint that will be exchanged for consideration in the Merger (on the same terms as all other outstanding shares and equity awards).

Representatives of Pillsbury provided legal counsel and Greenhill provided financial advice to the Board of Directors with respect to such considerations. After careful review and consideration, the Board of Directors resolved that the Merger was advisable and in the best interests of Techpoint stockholders and unanimously approved the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents.

Following the Board of Directors’ approval, on January 15, 2025 (JST), the parties executed the Merger Agreement and the other transaction documents.

Recommendation of the Board of Directors and Reasons for the Merger

Recommendation of the Board of Directors

The Board of Directors has unanimously: (a) determined that it is in the best interests of Techpoint and Techpoint stockholders, and declared it advisable, to enter into the Merger Agreement; (b) approved the execution, delivery, and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger; (c) recommended that Techpoint stockholders approve the

Merger Agreement; and (d) directed that the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, be submitted for consideration by Techpoint stockholders at the Special Meeting.

The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.

The following discussion of the information and factors considered by the Board of Directors is not exhaustive. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the proposed transaction, and the complexity of these matters, the Board of Directors did not consider it practical to, nor did it attempt to, quantify, rank, or otherwise assign relative weight to the specific factors that it considered in reaching its decision. Rather, the Board of Directors based its recommendation on the totality of the information presented to and considered by it. The Board of Directors evaluated the factors described below with the assistance of Techpoint’s management team and its legal and financial advisors. In considering the factors described below, individual members of the Board of Directors may have given different weight to other or different factors.

This explanation of the factors considered by the Board of Directors, and the factors themselves, are in part forward-looking in nature and, therefore, should be read in light of the factors discussed in “Cautionary Statement Concerning Forward-Looking Statements.”

In reaching its decision to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (and as a result of the Merger, the delisting of the JDS from the TSE), and the other transaction documents, and recommend that Techpoint stockholders approve the Merger Agreement, the Board of Directors considered, among other things, the amount of the Merger Consideration offered to Techpoint stockholders in the Merger, the results of operations and prospects of Techpoint, the risks and uncertainties associated with the Merger, and alternatives to the Merger, including continuing on a stand-alone basis.

In the process of reaching its decision, the Board of Directors consulted with Greenhill, its financial advisor, and Pillsbury and Anderson Mōri & Tomotsune, its legal advisors, and considered certain potential benefits, including:

•

the fact that the Merger Consideration represents a premium of (i) 171% over Techpoint’s closing JDS price of US$7.38 on January 14, 2025 (JST), the business day prior to the meeting of the Board of Directors during which the Board of Directors approved the Merger and (ii) 161% over the 90-calendar day volume-weighted average price of Techpoint JDS ending on January 14, 2025 (JST);

•	the fact that the Merger was the result of the Board of Directors’ thorough review of Techpoint’s standalone growth prospects and opportunities to maximize stockholder value;

•

the fact that the Merger Consideration of US$20.00 per share paid to stockholders, will be paid in cash, and provides near term value and liquidity to Techpoint stockholders, enabling them to realize value for their interest in Techpoint while eliminating business and execution risk inherent in Techpoint’s business;

•

the fact that, pursuant to the Trust Agreement, which agreement governs the rights of JDS holders, each holder of JDS will receive their distribution of residual assets from the Trustees in accordance with the Trust Agreement and such distributions of residual assets, subject to exchange rates, withholding taxes and fees under the Trust Agreement, will be at the same value per share as offered to stockholders of Techpoint.

•

the Board of Directors’ belief that the value offered to Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) pursuant to the Merger is more favorable to Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) than the potential value from other alternatives reasonably available to Techpoint, including remaining an independent public company and continuing to list the JDS on the TSE as, among other reasons, the Merger Consideration of US$20.00 per share paid to stockholders, will be paid in cash, and provides near term value and liquidity to Techpoint stockholders, enabling them to realize value for their interest in Techpoint while eliminating business and execution risk inherent in Techpoint’s business;

•

the fact that the Merger Consideration was the result of arm’s-length negotiations, and the fact that representatives of Parent informed representatives of Techpoint that the Merger Consideration was the maximum price that Parent was willing to pay;

•

the fact that, subject to customary restrictions, pursuant to the Merger Agreement, Techpoint may respond to and negotiate an alternative acquisition proposal from a third party, if such a proposal is determined to be or would reasonably be expected to lead to a Superior Proposal;

•

the Board of Directors’ belief that the Techpoint Termination Fee of US$7.52 million is reasonable under the circumstances given the size of the Merger and the range of such termination fees in similar transactions and will not preclude or substantially impede a possible Superior Proposal;

•

the Board of Directors’ right, under the Merger Agreement, to fail to make, withdraw, qualify, amend, or modify its recommendation that Techpoint stockholders vote to adopt the Merger Agreement under certain circumstances, subject to the terms of the Merger Agreement, including Techpoint’s payment of the Techpoint Termination Fee of US$7.52 million if Parent elects to terminate the Merger Agreement in certain of such circumstances;

•

the fact that Techpoint, based upon arm’s-length negotiations, was able to increase the proposed price per share of approximately US$16.00-$18.00 in Parent’s first proposal on September 18, 2024, to US$19.00-$20.00 in Parent’s revised proposal on October 28, 2024 after Techpoint’s rejection of the first proposal and to ultimately US$20.00 after further negotiations;

•

the belief of the Board of Directors that, if the Board of Directors declined to approve the Merger Agreement and the transactions contemplated thereby, after discussion with Greenhill regarding its views, there likely will not be another opportunity for Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) to receive a better or comparably priced offer with a comparable level of closing certainty in the near term;

•	the business reputation and capabilities of Parent;

•

the Board of Directors’ belief that Parent has access to the resources needed to complete the Merger and the likelihood that the Merger will be consummated, based upon, among other things, the limited number of conditions to the Merger, including the absence of a financing condition, and the remedies available under the Merger Agreement to Techpoint in the event of any breaches by Parent, including specific performance and damages;

•

the financial analysis presented by Greenhill to the Board of Directors as well as the oral opinion of Greenhill rendered to the Board of Directors on January 14, 2025 (which was subsequently confirmed in writing by delivery of Greenhill’s written opinion addressed to the Board of Directors on January 14, 2025), that, the Merger Consideration to be received by Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) in the Merger pursuant to the Merger Agreement was fair to such holders, from a financial point of view, as more fully described in “Proposal 1: Approval of the Merger Agreement—Opinion of Greenhill”;

•	Techpoint management’s recommendation in favor of the Merger; and

•	the other terms and conditions of the Merger Agreement, including, among others, the following:

•	the customary nature of the representations, warranties, and covenants of Techpoint in the Merger Agreement;

•

the ability of the Board of Directors, subject to certain limitations, to respond to a bona fide unsolicited acquisition proposal received from a third party that the Company believes in good faith, after consultation with its financial advisors and its outside legal counsel, constitutes or would reasonably be expected to result in a Superior Proposal prior to obtaining stockholder approval of the Merger Agreement if the Board of Directors determines in good faith, after consultation with its financial advisors and its outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law;

•

the ability of the Board of Directors, subject to certain limitations, prior to obtaining stockholder approval of the Merger Agreement, to withdraw or modify its recommendation that stockholders vote in favor of the Merger Agreement in connection with the receipt of a Superior Proposal or the occurrence of an Intervening Event, and to terminate the Merger Agreement to accept a Superior Proposal and enter into a definitive agreement with respect to such Superior Proposal, subject to payment to Parent of a Techpoint Termination Fee of US$7.52 million if the Board of Directors in good faith (after consultation with its financial advisor and outside legal counsel) determines that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law;

•

the fact that, pursuant to the Merger Agreement and subject to certain limitations, Techpoint is entitled to specific performance and other equitable remedies to prevent breaches of the Merger Agreement;

•

the fact that the Merger Agreement provides that, if the Merger is not consummated due to the failure to receive certain regulatory approvals or clearances or upon the issuance of an order prohibiting the Merger due to certain regulatory approvals or clearances, Parent agreed to pay Techpoint a Parent Termination Fee of US$12.00 million;

•	the fact that the End Date under the Merger Agreement is intended to allow for sufficient time to complete the Merger; and

•

the fact that the Merger would be subject to the adoption of the Merger Agreement by a simple majority of the outstanding shares of Techpoint Common Stock held by Techpoint stockholders at the Special Meeting attended by Techpoint stockholders holding a simple majority of the outstanding shares of Techpoint Common Stock, and Techpoint stockholders would be free to reject the Merger by voting against the adoption of the Merger Agreement for any reason, including if a higher offer were to be made prior to the Special Meeting (which would be subject to payment by Techpoint in certain circumstances of a Techpoint Termination Fee of US$7.52 million if Techpoint subsequently were to consummate an alternative acquisition proposal).

The Board of Directors also considered certain potential risks in its deliberations concerning the Merger (and as a result of the Merger, the delisting of the JDS from the TSE), including:

•

the fact that, following the Merger, Techpoint will no longer exist as an independent public company and Techpoint stockholders (and as a result of the Trust Agreement, the holders of JDS) will not participate in any potential future earnings or growth of Techpoint, and will not benefit from any appreciation in its value;

•

the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied even if the Merger Agreement is adopted by Techpoint stockholders, as well as the risk that Parent and Merger Sub may otherwise not have sufficient funds to complete the Merger;

•	the costs expected to be incurred in connection with the Merger (and as a result of the Merger, the delisting of the JDS from the TSE);

•	the risk that the Merger may divert management attention and resources away from other strategic opportunities and from operational matters;

•	the risk that failure to complete the Merger could negatively affect the price of Techpoint’s JDS and Techpoint’s future business, financial condition, and operating results;

•

the fact that the time between the signing of the Merger Agreement and the other transaction documents and the closing of the Merger could be an extended period and there would be uncertainty created for Techpoint, its employees, and customers during that period;

•	the risk that Techpoint may be unable to retain key employees;

•	the possibility that certain provisions of the Merger Agreement may dissuade third parties from seeking to acquire Techpoint or otherwise increase the cost of any potential acquisition;

•

the provisions of the Merger Agreement that restrict Techpoint’s ability to solicit or participate in discussions or negotiations regarding alternative acquisition proposals, subject to specified exceptions such as the fiduciary out;

•	the fact that under the Merger Agreement, Techpoint may be required to pay Parent a Techpoint Termination Fee of US$7.52 million under certain circumstances;

•

the fact that the announcement and pendency of the transactions contemplated by the Merger Agreement, the failure to complete the Merger, and/or actions or omissions that Techpoint may be required, or Parent may be permitted, to take under the Merger Agreement could have an adverse impact on Techpoint’s existing and prospective business relationships with customers, retailers, and other third parties, and on Techpoint’s employees, including the risk that certain key members of Techpoint’s management might choose not to remain employed with Techpoint prior to the completion of the Merger, regardless of whether or not the Merger is completed;

•

that Techpoint, prior to the closing of the Merger, is required to conduct its business in the ordinary course consistent with past practice, subject to certain limitations and exceptions, which could delay or prevent Techpoint from undertaking business opportunities that may arise prior to the closing of the Merger;

•

the risk that the Merger (and as a result of the Merger, the delisting of the JDS from the TSE) may not be completed in a timely manner or at all and the potential adverse consequences, including substantial costs that would be incurred and potential damage to Techpoint’s reputation, if the Merger is not completed;

•

the potential for litigation by stockholders in connection with the transactions contemplated by the Merger Agreement, which, even if lacking in merit, could nonetheless result in distraction and expense; and

•

the potential personal interests of directors and executive officers of Techpoint in the Merger and that certain directors and executive officers may ultimately receive benefits that are different from, and in addition to, those of Techpoint stockholders or JDS holders, such as employment with the surviving corporation.

As a result of the consideration of the foregoing potential benefits and risks, the Board of Directors approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (and as a result of the Merger, the delisting of the JDS from the TSE), and the other transaction documents, and determined to recommend that Techpoint stockholders approve the Merger Agreement.

The foregoing discussion of the information and factors considered by the Board of Directors is not exhaustive, but it includes the material factors considered by the Board of Directors, including factors that support the Merger (and as a result of the Merger, the delisting of the JDS from the TSE) as well as those that weigh against

it. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Merger and the complexity of these matters, the Board of Directors did not consider it practical to, nor did it attempt to, quantify, rank, or otherwise assign relative weight to the specific factors that it considered in reaching its decision. Rather, the Board of Directors based its recommendation on the totality of the information presented to and considered by it. The Board of Directors evaluated the factors described above with the assistance of Techpoint management and its legal and financial advisors. In considering the factors described above, individual members of the Board of Directors may have given different weight to other or different factors.

Opinion of Greenhill

All capitalized terms defined in this “—Opinion of Greenhill” section have the meanings specified in this section unless the context otherwise requires.

Pursuant to an engagement letter between Techpoint and Greenhill, Techpoint retained Greenhill as its financial advisor in connection with evaluating the Merger. At the meeting of the Board of Directors on January 14, 2025, Greenhill rendered its oral opinion to the Board of Directors that, as of such date and based upon and subject to the assumptions made, procedures followed, and matters considered by Greenhill in preparing its opinion, the $20.00 in cash per share of Techpoint common stock to be paid to the Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) was fair, from a financial point of view, to such stockholders. Greenhill has confirmed its January 14, 2025 oral opinion by delivering its written opinion to the Board of Directors, dated January 14, 2025, that, as of such date, the $20.00 in cash per share of Techpoint common stock to be paid to the Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) pursuant to the Merger Agreement was fair, from a financial point of view, to such stockholders.

The summary of the opinion of Greenhill set forth here is subject to the full text of the written fairness opinion of Greenhill, dated January 14, 2025, which is attached as Annex C to this proxy statement and is incorporated herein by reference, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken. The summary of the opinion of Greenhill set forth here is qualified in its entirety by reference to the full text of such opinion. The Techpoint stockholders are encouraged to read the opinion carefully and in its entirety.

Greenhill’s written opinion was addressed to the Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the Merger, was directed only to fairness from a financial point of view to the Techpoint stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) of $20.00 in cash per share of Techpoint common stock and did not address any other aspect of the Merger. Greenhill expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors or other constituencies of Techpoint or as to the underlying decision by Techpoint to engage in the Merger. Greenhill’s opinion was approved by its internal fairness opinion committee. The opinion does not constitute a recommendation to any Techpoint stockholder as to how such stockholder should vote with respect to the Merger or any other matter.

In arriving at its opinion, Greenhill, among other things:

•	reviewed the Merger Agreement and certain related documents;

•	reviewed certain publicly available financial statements of Techpoint;

•	reviewed certain other publicly available business and financial information relating to Techpoint;

•

reviewed certain information, including financial forecasts and other financial and operating data, concerning Techpoint supplied to or discussed with Greenhill by the management of Techpoint, including the Financial Projections (as defined in the section of this proxy statement captioned “—Certain Financial Projections.”);

•	discussed the past and present operations and financial condition and the prospects of Techpoint with senior executives of Techpoint;

•	reviewed the historical market prices and trading activity for Techpoint common stock and analyzed its implied valuation multiples;

•

compared the consideration comprised of $20.00 in cash per share with values for Techpoint common stock derived based on the financial terms, to the extent publicly available, of certain transactions that Greenhill deemed relevant;

•

compared $20.00 in cash per share of Techpoint common stock with values for Techpoint common stock derived based on certain financial information and trading valuations of certain publicly traded companies that Greenhill deemed relevant;

•

compared $20.00 in cash per share of Techpoint common stock to present values for Techpoint common stock derived by discounting future cash flows and a terminal value for Techpoint at discount rates Greenhill deemed appropriate; and

•	performed such other analyses and considered such other factors as Greenhill deemed appropriate.

In giving its opinion, Greenhill assumed and relied upon, without independent verification, the accuracy and completeness of the information and data publicly available, supplied or otherwise made available to, or reviewed by or discussed with, Greenhill by Techpoint management. With respect to the Financial Projections, Greenhill assumed that they were reasonably prepared on a basis reflecting the best currently available estimates and good-faith judgments of Techpoint management, and Greenhill relied upon the Financial Projections in arriving at Greenhill’s opinion. Greenhill expressed no opinion with respect to the Financial Projections or the assumptions upon which they are based. Greenhill did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Techpoint, nor was Greenhill furnished with any such evaluation or appraisal. Greenhill assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, and without waiver or modification of any terms or conditions the effect of which would be in any way meaningful to Greenhill’s analysis. Greenhill further assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the Merger will be obtained without any effect on Techpoint or the Merger in any way meaningful to its analysis. Greenhill is not a legal, regulatory, accounting or tax expert and relied on the assessments made by Techpoint and Parent and their respective advisors with respect to such issues. Greenhill’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Greenhill as of, the date of its opinion. It should be understood that subsequent developments may affect Greenhill’s opinion, and Greenhill does not have any obligation to update, revise or reaffirm its opinion.

The Financial Projections were prepared by Techpoint management and approved by the Board of Directors. The Financial Projections were not based on the assumption that the Merger would be completed. Techpoint does not publicly disclose internal long-term forecasts or projections of the type provided to Greenhill in connection with Greenhill’s analysis of the Merger, and such forecasts and projections were not prepared with a view toward public disclosure. The Financial Projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Techpoint management, including, without limitation, the effect of regulatory, political and macroeconomic factors which are inherently difficult to project. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section of this proxy statement captioned “—Certain Financial Projections.”

Greenhill’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Greenhill as of, the date of such opinion. Greenhill’s opinion noted that subsequent developments may affect Greenhill’s opinion and that Greenhill does not have any obligation to update, revise or reaffirm such opinion. Greenhill’s opinion was limited to the fairness, from a financial point of view, of the $20.00 in cash per share of Techpoint common stock to be paid to Techpoint’s common stockholders (other than with respect to (i) holders of shares to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of Techpoint) in the Merger, and Greenhill expressed no opinion as to the fairness of any consideration to the holders of any other class of securities, creditors or other constituencies of Techpoint or the underlying decision by Techpoint to engage in the Merger. Furthermore, Greenhill expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the Merger, or any class of such persons relative to the $20.00 in cash per share of Techpoint common stock in the Merger or with respect to the fairness of any such compensation. Greenhill expressed no opinion with respect to the amount or nature of any fees charged to the holders of JDS in connection with receipt of their distribution of residual assets pursuant to the Trust Agreement. Greenhill has not taken any such charges into account in its analysis. Greenhill expressed no opinion as to the price at which Techpoint common stock will trade at any future time.

The terms of the Merger Agreement were determined through arm’s-length negotiations between Techpoint and Parent, and the decision to enter into the Merger Agreement was solely that of the Board of Directors. The opinion and financial analyses were only one of the many factors considered by the Board of Directors in its evaluation of the Merger and should not be viewed as determinative of the views of the Board of Directors or management of Techpoint with respect to the Merger or the consideration to be paid in the Merger. Greenhill did not recommend any specific amount of consideration to the Board of Directors or that any specific amount of consideration constituted the only appropriate consideration to be paid in the Merger.

In accordance with customary investment banking practice, Greenhill employed generally accepted valuation methodology in rendering its opinion to the Board of Directors on January 14, 2025 and in the presentation delivered to the Board of Directors on such date. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Greenhill, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Greenhill’s analyses.

Summary of Greenhill’s Financial Analysis

Peer Trading Multiples. Using publicly available information, Greenhill compared selected financial data of Techpoint with similar data for selected publicly traded companies engaged in businesses which Greenhill judged to be sufficiently analogous to Techpoint. The companies selected by Greenhill were:

•	NXP Semiconductors N.V. (“NXP”)

•	Infineon Technologies AG (“Infineon”)

•	On Semiconductor Corporation (“Onsemi”)

•	Renesas Electronics Corporation (“Renesas”)

•	STMicroelectronics N.V (“STMicro”)

•	Allegro Microsystems, Inc. (“Allegro”)

•	Melexis NV (“Melexis”)

•	Elmos Semiconductor SE (“Elmos”)

•	Indie Semiconductor, Inc. (“Indie”)

These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of Greenhill’s analysis, may be considered sufficiently similar to those of Techpoint based on business sector participation, operational characteristics and financial metrics. None of the selected companies reviewed is identical to Techpoint. Certain of these companies may have characteristics that are materially different from those of Techpoint, including the fact that Techpoint is one of only a few companies for which its publicly traded securities are solely JDS listed on the TSE. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect Techpoint.

Using information obtained from the selected companies’ public filings and FactSet Research Systems as of January 14, 2025, Greenhill calculated for each selected company the ratio of such company’s enterprise value (calculated as the market value of the applicable company’s common stock on a fully diluted basis, plus any debt, minority interest and capitalized leases, less cash and cash equivalents) to (i) such company’s estimated 2024 and 2025 EBITDA (from the consensus equity research analyst estimate for such company’s earnings before interest, taxes, depreciation and amortization), which Greenhill refers to as the 2024E EV/EBITDA and 2025E EV/EBITDA, and (ii) such company’s estimated 2024 and 2025 revenue (from the consensus equity research analyst estimate for such company’s revenue), which Greenhill refers to as the 2024E EV/Revenue and 2025E EV/Revenue. Greenhill also calculated for each selected company the ratio of such company’s share price to its estimated 2024 and 2025 earnings per share (from the consensus equity research analyst estimate for such company’s earnings per share), which Greenhill refers to as the 2024E P/E and 2025E P/E. The following table represents the results of this analysis:

Selected Company	2024E EV/EBITDA	2025E EV/EBITDA	2024E EV/Revenue	2025E EV/Revenue	2024E P/E	2025E P/E
NXP	12.6x	13.4x	4.9x	5.0x	16.2x	16.7x
Infineon	9.3x	10.0x	3.0x	3.0x	18.1x	20.0x
Onsemi	10.2x	10.2x	3.7x	3.6x	13.8x	13.2x
Renesas	10.2x	10.2x	3.6x	3.5x	10.9x	11.8x
STMicro	5.6x	6.2x	1.4x	1.5x	14.8x	18.8x
Allegro	25.5x	25.6x	5.7x	5.6x	43.2x	44.4x
Melexis	9.1x	10.1x	2.7x	2.8x	13.0x	14.8x
Elmos	6.7x	6.6x	2.1x	2.1x	13.3x	12.9x
Indie	NM	NM	4.6x	3.3x	NM	NM

*	Note: Multiples lesser than 0 or greater than 50.0x are considered not meaningful and are denoted as NM.

Based on the results of this analysis and other factors that Greenhill considered appropriate in its professional judgment (including excluding from its analysis multiples outside the 25th to 75th percentile range for each category), Greenhill selected (i) a 2024E EV/EBITDA multiple reference range of 7.3x – 12.0x, (ii) a 2025E EV/EBITDA multiple reference range of 7.4x – 12.6x, (iii) a 2024E EV/Revenue multiple reference range of 2.4x – 4.8x, (iv) a 2025E EV/Revenue multiple reference range of 2.4x – 4.3x, (v) a 2024E P/E multiple reference range of 13.1x – 17.6x, and (vi) a 2025E P/E multiple reference range of 13.0x – 19.7x. After applying such ranges to Techpoint’s actual 2024 Adjusted EBITDA of $21 million, revenue of $71 million, and earnings per share of $1.01, as well as, based on the Financial Projections, Techpoint’s estimated 2025 Adjusted EBITDA of $24 million, revenue of $84 million, and earnings per share of $1.07, Greenhill arrived at the following implied per share equity values:

2024E EV/EBITDA	$11.58—$16.61
2025E EV/EBITDA	$12.97—$19.33
2024E EV/Revenue	$12.47—$21.03
2025E EV/Revenue	$14.28—$22.18
2024E P/E	$13.13—$17.68
2025E P/E	$13.90—$21.15

The above ranges were compared to (i) the unaffected closing price per share of Techpoint common stock of $7.38 as of January 14, 2025 and (ii) $20.00 in cash per share of Techpoint common stock.

Precedent Transaction Multiples Analysis. Using publicly available information, Greenhill examined selected transactions involving companies which Greenhill judged to be sufficiently analogous to the business of Techpoint or aspects thereof. For each of the selected transactions, Greenhill calculated the ratio of the enterprise value of the target company in such transaction to (i) the last-twelve-months’ revenue of such target company, which Greenhill refers to as EV/LTM Revenue, (ii) the next-twelve-months’ revenue of such target company (from the consensus equity research analyst estimate for such target company’s revenue), which Greenhill refers to as EV/NTM Revenue and (iii) the last-twelve-months’ EBITDA, which Greenhill refers to as EV/LTM EBITDA. The transactions considered are as follows:

Announced	Target	Acquiror	EV/LTM Revenue	EV/NTM Revenue	EV/LTM EBITDA
February 2023	GEO Semiconductor Inc.	Indie	NA	4.5x	NA
August 2021	DSP Group	Synaptics Incorporated (“Synaptics”)	3.8x	3.3x	NM
April 2021	Silicon Laboratories Inc.	Skyworks Solutions, Inc.	7.0x	6.8x	15.1x
July 2020	Display Link Corporation	Synaptics	3.2x	NA	9.8x
February 2020	Adesto Technologies Corporation	Dialog Semiconductor Plc (“Dialog”)	4.2x	3.6x	NM
March 2018	Infineon	Cree, Inc.	NA	3.7x	NA
October 2017	Silego Technology Inc.	Dialog	3.5x	NA	NA
August 2017	IXYS Corporation	Littlelfuse, Inc.	2.0x	NA	13.5x
June 2017	Conexant Systems, Inc.	Synaptics	3.1x	NA	16.7x
March 2017	Exar Corporation	MaxLinear, Inc.	4.0x	3.8x	23.5x

*	Note: NM is used when multiples are greater than 50x or where financial data is limited or unreliable. NA is used when financial data is unavailable.

None of the selected transactions reviewed was identical to the Merger. Certain of these transactions may have characteristics that are materially different from those of the Merger. However, the transactions selected were chosen because the participants in and certain other aspects of the transactions, for purposes of Greenhill’s analysis, may be considered similar to the participants in and aspects of the Merger. The analyses necessarily involved complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the Merger.

Based on the results of this analysis and other factors that Greenhill considered appropriate in its professional judgment (including excluding from its analysis multiples outside the 25th to 75th percentile range for each category), Greenhill selected (i) a EV/LTM Revenue multiple reference range of 3.1x – 4.2x, (ii) a EV/NTM Revenue multiple reference range of 3.6x – 5.1x, and (iii) a EV/LTM EBITDA multiple reference range of 11.7x – 20.1x. After applying such ranges to Techpoint’s actual 2024 Adjusted EBITDA of $21 million and revenue of $71 million, as well as, based on the Financial Projections, Techpoint’s estimated 2025 revenue of $84 million, Greenhill arrived at the following implied per share equity values:

EV/LTM Revenue	$15.05—$18.79
EV/NTM Revenue	$19.11—$25.61
EV/LTM EBITDA	$16.29—$25.35

Discounted Cash Flow Analysis. Greenhill conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per share for Techpoint common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future cash flows generated by the asset and taking into consideration the time value of money with respect to those cash flows by calculating the current value of the cash flows generated by the asset, which we refer to as the present value and which is obtained by discounting those cash flows back to the present using a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital and other appropriate factors. The present value of all future cash flows generated by the asset for periods beyond the projections period is referred to as terminal value.

For purposes of its discounted cash flow analysis, Greenhill defined unlevered free cash flow as adjusted earnings before interest, taxes, depreciation and amortization, adjusted for depreciation and amortization, equity award-based compensation, estimated taxes, working capital changes, and capital expenditures.

Utilizing the Financial Projections, Greenhill calculated projected unlevered free cash flows for Techpoint’s fiscal years 2025 through 2029 as follows:

	2025E	2026E	2027E	2028E	2029E
Unlevered Free Cash Flow ($ millions)	$17	$23	$30	$33	$34

Also utilizing the Financial Projections, Greenhill calculated terminal value of $238 million using perpetuity growth rates between 3% and 5%, selected by Greenhill based on its professional judgement. These values were then discounted to present values as of December 31, 2024 at discount rates ranging from 15.1% to 17.1%, which were selected based upon an analysis of Techpoint’s estimated weighted average cost of capital. This analysis resulted in implied per share values for the common stock ranging from $13.40 to $16.34 per share.

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Greenhill. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary descriptions. Greenhill believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its fairness opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were utilized to create points of reference for analytical purposes and should not be taken to be the view of Greenhill with respect to the actual value of Techpoint. The order of analyses described does not represent the relative importance or weight given to those analyses by Greenhill. In arriving at its opinion, Greenhill did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, Greenhill considered the totality of the factors and analyses performed in determining its opinion. Accordingly, Greenhill believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by Greenhill are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, Greenhill’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the summary of the peer trading multiples analysis or the precedent transaction multiples analysis is identical to Techpoint, and none of the selected transactions reviewed was identical to the Merger. However, the companies for the peer trading multiples analysis were selected because they are publicly traded companies with operations and businesses that, for purposes of Greenhill’s analysis, may be considered similar to those of Techpoint. The transactions selected for the precedent transaction multiples analysis were similarly chosen because their participants, size and other factors, for purposes of Greenhill’s analysis, may be considered similar to the Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Techpoint and the transactions compared to the Merger.

Greenhill is an internationally recognized investment banking firm regularly engaged in providing financial advisory services in connection with mergers and acquisitions. Techpoint selected Greenhill as its financial advisor in connection with evaluating the Merger on the basis of Greenhill’s experience in similar transactions, its reputation in the investment banking community and its familiarity with the industries in which Techpoint operates.

In the ordinary course of business, Greenhill and its affiliates may provide investment banking and other financial services to, and/or acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) and related derivatives of, Techpoint, Parent and their respective affiliates. In addition, Greenhill and its affiliates and certain of its respective employees, may from time to time acquire, hold or make direct or indirect investments, in or otherwise finance a wide variety of companies, including any prospective purchasers of Techpoint, its affiliates, or divisions, or their respective equity or assets.

For services rendered in connection with evaluating the Merger and the delivery of the opinion, Techpoint has agreed to pay Greenhill a fee of $750,000, of which $500,000 became payable upon delivery of Greenhill’s fairness opinion and the remainder of which is contingent and payable only upon the completion of the Merger. In addition, Techpoint has agreed to reimburse Greenhill for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify Greenhill against certain liabilities arising out of Greenhill’s engagement. Mizuho Securities Co., Ltd., an affiliate of Greenhill, is party to the Trust Agreement, as Initial Settlor (as defined in the Trust Agreement), and was also managing underwriter of Techpoint’s JDS issuance. In its capacity as Initial Settlor, Mizuho Securities Co., Ltd. earns de minimis fees from Techpoint on a periodic basis in exchange for providing certain administrative services. In addition, Mizuho Bank (USA) (formerly Mizuho Trust & Banking Co. (USA)), an affiliate of Greenhill and Mizuho Securities Co., Ltd., is a custodian of the Techpoint common stock from which the actively-traded Techpoint JDS derive their value. Other than the foregoing relationships (and other than any amounts that were paid to Greenhill under the engagement letter pursuant to which Greenhill was retained as a financial advisor to Techpoint in connection with evaluating the Merger), during the two years preceding the date of Greenhill’s opinion, Greenhill has not been engaged by, performed any services for or received any compensation from Techpoint, Parent or their respective affiliates. The Board of Directors reviewed Greenhill’s provided conflict disclosures and affirmed that the disclosed relationships between Greenhill and Parent did not rise to the level of presenting a conflict of interest for Greenhill with respect to Parent, such that Greenhill could continue to serve as the exclusive financial advisor to Techpoint.

Certain Financial Projections

As a matter of course, Techpoint generally does not make public any long-term projections as to its future performance, earnings, or other results, other than annual guidance with periodic quarterly updates and, from time to time, longer-term financial targets, given the inherent unpredictability of the underlying assumptions and estimates for extended periods.

In connection with its consideration of the Merger, Techpoint management reviewed various financial projections prepared and provided to the Board of Directors in connection with the Merger. Among other things, Techpoint management prepared and provided to the Board of Directors in December 2024 and January 2025 certain non-public financial projections with respect to Techpoint’s business, as a standalone company and without giving effect to the Merger, for the years ending December 31, 2025 through December 31, 2029 (the “Financial Projections”). Techpoint management furnished the Financial Projections to (a) the Board of Directors in connection with its evaluation of the Merger, (b) Greenhill for use by Greenhill in connection with the opinion described under “—Opinion of Greenhill,” and (c) Parent and its advisors in connection with their evaluation of the Merger.

The Financial Projections are included in this proxy statement solely to give Techpoint stockholders access to certain information that was made available in connection with the Board of Directors’ consideration of the Merger, and are not included in this proxy statement to influence any Techpoint stockholder to make any investment or voting decision with respect to the Merger or for any other purpose. In particular, the Financial Projections should not be viewed as public guidance. The Financial Projections are included in this proxy statement because they were approved by the Board of Directors for provision to Greenhill for use in connection with the opinion described under “Proposal 1: Approval of the Merger Agreement—Opinion of Greenhill.”

The Financial Projections were prepared by or at the direction of, and are the responsibility of, Techpoint management (and were not prepared with a view towards public disclosure or compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information). Neither any independent registered public accounting firm of Techpoint, nor any other independent accountant, has audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the Financial Projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Financial Projections described below. The reports of the independent registered public accounting firms incorporated by reference into or included elsewhere in this proxy statement relate to the historical financial statements of Techpoint and do not extend to the Financial Projections and should not be read to do so.

Although the Financial Projections were prepared with numerical specificity, they are forward-looking statements that involve inherent risks and uncertainties. Further, the Financial Projections cover multiple years in the future and projections by their nature become less reliable with each successive quarter and year. Techpoint stockholders are urged to read “Cautionary Statement Concerning Forward-Looking Statements” for additional information regarding the risks inherent in forward-looking information such as the Financial Projections. Techpoint stockholders also should review those risk factors incorporated by reference into this proxy statement from Item 1A of Techpoint’s annual report on Form 10-K for the year ended December 31, 2024, and subsequent filings with the SEC. The Financial Projections also reflect numerous variables, expectations, and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Financial Projections. Accordingly, there can be no assurance that the projected results summarized below will be realized. Techpoint stockholders are urged to review the description of the reported and anticipated results of operations and financial condition and capital resources, including Techpoint’s historical financial statements included in its filings with the SEC.

The inclusion of the projections in this proxy statement should not be regarded as an indication that Techpoint or any of its affiliates, advisors, officers, directors, or representatives considered or considers the Financial Projections to be necessarily predictive of actual future events, and the Financial Projections should not be relied upon as such. The inclusion of the Financial Projections herein should not be deemed an admission or representation by Techpoint that its management views the Financial Projections as material information.

Techpoint does not intend to, and, except to the extent required by applicable law expressly disclaim any obligation to, update, revise, or correct the Financial Projections to reflect circumstances existing or arising after the date such projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error or any of the Financial Projections would not be realized.

Certain of the financial information contained in the Financial Projections are considered non-GAAP financial measures. These non-GAAP measures are defined below and include Adjusted EBITDA and EBIT. The most directly comparable GAAP financial measure to Adjusted EBITDA, and EBIT is net income, which reflects total revenue less total costs and expenses, interest expense, net, and provision for income taxes. Techpoint management provided this information because Techpoint management believed it could be useful in evaluating the businesses that are the subject of such financial information. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Techpoint may not be comparable to similarly titled amounts used by other companies. The non-GAAP financial measures were selected for use in the Financial Projections as they were provided to and relied upon by Techpoint’s financial advisor for the purposes of the fairness opinion and/or by the Board of Directors in connection with its consideration of the Merger. Financial measures provided to any financial advisor in this context were not prepared with a view toward public disclosure and are excluded from the definition of non-GAAP financial measures under applicable SEC rules and regulations. As a result, such Financial Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures.

The Financial Projections were based upon numerous estimates or expectations, beliefs, opinions, and assumptions with respect to Techpoint’s business, including its results of operations and financial condition, customer requirements and competition, and with respect to general business, economic, market, regulatory and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Techpoint’s control and may not be realized. The Financial Projections: (a) do not take into account any transactions, circumstances, or events occurring after the date they were prepared, including the Merger, costs and expenses incurred or to be incurred in connection with the Merger, synergies expected to result from the Merger or costs and expenses necessary to achieve anticipated synergies, or the effect of any failure of the Merger or any other Merger to occur; (b) are not necessarily indicative of current market conditions or values or future performance, which may be significantly more or less favorable than as set forth in the Financial Projections; and (c) are not, and should not be regarded as, a representation that any of the results or expectations contained in, or forming a part of, the Financial Projections will be achieved.

Techpoint management believes that the assumptions used as a basis for the Financial Projections were reasonable based on the information available to Techpoint management at the time prepared. However, the Financial Projections are not a guarantee of actual future performance. The future financial results of Techpoint’s business may differ materially from those expressed in the Financial Projections due to factors that are beyond Techpoint’s ability to control or predict.

For the foregoing reasons, and considering that the Special Meeting will be held more than three months after the Financial Projections were prepared, as well as the uncertainties inherent in any forecasting assumptions/information, Techpoint stockholders and readers of this proxy statement are cautioned not to place unwarranted reliance on the Financial Projections set forth below. The inclusion of the Financial Projections in this proxy statement should not be regarded as an indication that Techpoint or its affiliates, representatives, or advisors considered or consider the Financial Projections to be necessarily predictive of actual future events, and the Financial Projections should not be relied upon as such. The Financial Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in Techpoint’s public filings with the SEC. Techpoint urges all of its stockholders to review its most recent SEC filings for a description of its reported financial results. See “Where You Can Find More Information; Incorporation by Reference” for additional information.

Techpoint has not made and makes no representation to any Techpoint stockholder or to Parent or Merger Sub, in the Merger Agreement or otherwise concerning the Financial Projections or regarding Techpoint’s ultimate performance compared to the information contained in the Financial Projections or that the projected results will be achieved.

The following table presents a summary of the Financial Projections for the years ending December 31, 2025 through December 31, 2029. Information included in tables may not foot due to rounding.

	Financial Projections(1) Year Ending December 31,
($ in Millions)	2025E	2026E	2027E	2028E	2029E
Revenue	$84	$101	$120	$132	$139
(-) Cost of Sales	$(42)	$(49)	$(58)	$(64)	$(67)

Gross Profit	$43	$52	$62	$68	$72
% Margin	50.4%	51.8%	51.7%	51.7%	51.7%
(-) Operating Expenses	$(21)	$(23)	$(25)	$(30)	$(32)

EBIT(2)	$22	$30	$37	$38	$40
% Margin	26.0%	29.6%	30.9%	29.0%	29.0%
Depreciation and Amortization	$0.5	$0.6	$0.7	$0.8	$0.8
Stock-Based Compensation Expense	$1.8	$1.9	$2.0	$2.2	$2.3

Adjusted EBITDA(3)	$24	$32	$40	$41	$43
% Margin	28.7%	32.0%	33.1%	31.3%	31.3%
(+) Other Incomes / (Expenses)	$2.0	$1.5	$1.5	$1.5	$1.5

Earnings Before Interest	$24	$31	$39	$40	$42
(-) Taxes	$(3)	$(4)	$(5)	$(5)	$(5)
% Tax Rate	12.0%	12.0%	12.0%	12.0%	12.0%

Net Income	$21	$28	$34	$35	$37
% Margin	24.9%	27.3%	28.3%	26.5%	26.5%

Depreciation and Amortization	$0.5	$0.6	$0.7	$0.8	$0.8
Capital Expenditures	$0.5	$0.6	$0.7	$0.7	$0.8
Changes in Net Working Capital	$2.1	$3.6	$3.1	$0.9	$1.3

Net Working Capital	$13.3	$16.9	$20.0	$20.9	$22.2

(1)

The only Financial Projections provided to Parent and its advisors were the Financial Projections for FY 2025E through FY 2027E relating to Revenue, Cost of Sales, Gross Profit, Operating Expenses, EBIT, Earnings Before Interest, and Net Income. Certain figures presented in this table are immaterially different from the figures provided to Parent and its advisors (including 2025E and 2026E Cost of Sales, 2025E Gross Profit, 2027E Earnings Before Interest, and 2027E Net Income, which were $41 million, $47 million, $42 million, $38 million and $35 million, respectively, as provided to Parent and its advisors).

(2)	EBIT is defined as earnings before interest and taxes.
(3)	Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, and amortization, and adjusted for stock-based compensation expense.

Interests of Techpoint’s Directors and Executive Officers in the Merger

Certain of Techpoint’s directors and executive officers may have interests in the Merger that differ from, or are in addition to, those of Techpoint stockholders generally.

Overview

In considering the recommendations of the Board of Directors to approve the Merger Agreement Proposal, the Compensation Proposal, and the Adjournment Proposal in connection with the Merger, Techpoint stockholders should be aware that, similar to other transactions of this type, certain of Techpoint’s directors and executive officers have interests in the Merger that differ from, or are in addition to, those of Techpoint stockholders generally. The Board of Directors was aware of and considered these potential interests, among other matters, in evaluating, negotiating, and reaching the determination to approve the Merger Agreement and the other transaction documents, and the transactions contemplated by the Merger Agreement, and to recommend that Techpoint stockholders approve the Merger Agreement. These interests are described and quantified in detail in the narratives and tables below.

Techpoint’s executive officers for purposes of the discussion below are: Fumihiro Kozato, President and Chief Executive Officer; Michelle P. Ho, Interim Chief Financial Officer; Darron Ma, Chief Operating Officer and Vice President of Sales; and Feng Kuo, Ph.D., Chief Technology Officer.

As of February 28, 2025, no executive officers or directors of Techpoint beneficially own any shares or ownership interest in Parent or Merger Sub.

Treatment of Techpoint Equity-Based Awards in the Merger

As explained above, subject to the terms and conditions of the Merger Agreement, immediately prior to the effective time of the Merger:

•

Each Company Option will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each Company RSU will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Separately, the standard terms of time-vested Company RSUs granted to Techpoint’s non-employee directors provide that any such unvested awards will become fully vested upon the date of a change in control (within the meaning of the Company Equity Plan) of Techpoint. As a result, any then-outstanding unvested Techpoint RSUs granted to non-employee directors will be entitled to accelerated vesting and settlement on the Closing.

Techpoint executive officers are not entitled to any accelerated vesting on a change of control of Techpoint, whether alone or in connection with a termination of employment.

Equity-Based Awards Held by Non-Employee Directors and Executive Officers

The following table sets forth, as of February 28, 2025 (i.e., the latest practicable date prior to the filing of this proxy statement), for each of Techpoint’s non-employee directors and executive officers, (a) the number of shares of Techpoint common stock subject to his or her outstanding options and restricted stock unit awards that are subject to time-based vesting restrictions, and (b) assuming that the per share value of each share of

Techpoint common stock underlying such equity awards is equal to the amount of the Merger Consideration, the value of each such director or executive officer’s outstanding equity awards.

	Options(1)		Restricted Stock Units
	Number of Shares (#)	Value ($)	Number of Shares (#)	Value ($)
Non-Employee Directors
Fun-Kai Liu	—	—	9,000	180,000
Robert Cochran	—	—	9,000	180,000
Yaichi Aoshima, Ph.D.	—	—	9,000	180,000
Executive Officers
Fumihiro Kozato	108,000	1,843,560	—	—
Michelle P. Ho	—	—	18,750	375,000
Darron Ma	—	—	23,000	460,000
Feng Kuo, Ph.D.	88,000	1,502,160	—	—

(1)	All stock options have an exercise price of $2.93 per share.

For more information on equity holdings of Techpoint’s non-employee directors, see “Security Ownership of Certain Beneficial Owners and Management.”

Severance Arrangements for Techpoint Executive Officers

Techpoint does not have any agreements with our executive officers that provide for severance payments upon a termination of employment or a change in control of Techpoint.

Quantification of Potential Payments to Techpoint’s Named Executive Officers in Connection with the Merger

The information below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each of Techpoint’s “named executive officers” that is based on or otherwise relates to the Merger. Under applicable SEC rules, Techpoint’s named executive officers for this purpose are:

•	Fumihiro Kozato, President and Chief Executive Officer

•	Michelle P. Ho, Interim Chief Financial Officer

•	Darron Ma, Chief Operating Officer and Vice President of Sales

•	Feng Kuo, Ph.D., Chief Technology Officer

The named executive officers’ compensation arrangements that are described in “—Interests of Techpoint’s Directors and Executive Officers in the Merger,” are incorporated herein by reference.

The amounts set forth in the table below, titled “Golden Parachute Compensation,” represent an estimate of each named executive officer’s “golden parachute” compensation, and assume the following:

•	that the Merger is consummated on February 28, 2025, which is the assumed date solely for purposes of this transaction-related compensation disclosure;

•	the relevant Merger Consideration is $20.00 per share of Techpoint common stock; and

•	the amounts are based on compensation levels as of February 28, 2025.

The amounts shown are estimates based on multiple assumptions and do not reflect compensation actions that could occur after the date of this proxy statement and before the Closing, such as the entry into new employment agreements, vesting of currently outstanding restricted stock unit awards, or the grant of new equity awards or retention bonuses. As a result, the actual amounts received by a named executive officer may differ materially from the amounts shown in the following table, titled “Golden Parachute Compensation.”

Golden Parachute Compensation

Named Executive Officer	Cash ($)	Equity ($)(1)	Perquisites/ Benefits ($)	Total ($)
Fumihiro Kozato	—	1,843,560	—	1,843,560
Michelle P. Ho	—	—	—	—
Darron Ma	—	—	—	—
Feng Kuo, Ph.D.	—	1,502,160		1,502,160

(1)

The amounts in this column represent the value of the outstanding vested stock options held by the named executive officers as of February 28, 2025, the assumed date of the consummation of the Merger solely for purposes of this transaction-related compensation disclosure, calculated in the same manner as in the table above under “—Equity-Based Awards Held by Non-Employee Directors and Executive Officers.” All stock options held by the named executive officers have an exercise price per share of $2.93 and are fully vested. As noted above, immediately prior to the effective time of the Merger, each outstanding vested stock option will be canceled in consideration for the right to receive a lump sum cash payment (less any applicable tax withholdings) equal to the product obtained by multiplying (a) the excess, if any, of the amount of the Merger Consideration over the per share exercise price of such stock option by (b) the total number of shares of Techpoint common stock underlying such stock option. The value of Company RSUs held by the named executive officers is not included in this column because the cash awards into which such awards will be converted at the effective time are not subject to either “single trigger” or “double trigger” vesting acceleration.

Indemnification

Pursuant to the terms of the Merger Agreement, certain directors and officers of Techpoint or any of its subsidiaries will be entitled to certain ongoing indemnification, advancement, and exculpation rights and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Merger.

•

From and after the Effective Time, the Surviving Corporation will indemnify, defend, and hold harmless and advance any expenses to each person who at the Effective Time is a present or former director or officer of Techpoint or any of its subsidiaries (each an “Indemnified Party”), with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement), to the fullest extent that Techpoint or its subsidiaries would be permitted by applicable law and to the fullest extent required by the organizational documents of Techpoint or its subsidiaries and certain other agreements as in effect on the date of the Merger Agreement.

•

For a period of six (6) years from the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, cause the certificate of incorporation and the bylaws of the Surviving Corporation to contain provisions with respect to indemnification, advancement of expenses, and exculpation that are at least as favorable to the Indemnified Parties as the indemnification, advancement of expenses, and exculpation provisions set forth in Techpoint’s restated certificate of incorporation and/or bylaws as of the date of the Merger Agreement. During such six-year period, such provisions may not be repealed, amended, or otherwise modified in any manner except as required by applicable law.

•

To the fullest extent that Techpoint would be permitted by applicable law to do so, Parent will or will cause the Surviving Corporation to: (i) indemnify and hold harmless each Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities, and amounts paid in settlement in connection with any claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative, or investigative, to the extent such claim, action, suit, proceeding, or investigation arises out of or pertains to: (A) any alleged action or omission in such Indemnified Party’s capacity as a director, officer, or employee of Techpoint or any of its subsidiaries prior to the Effective Time; or (B) the Merger Agreement or the transactions contemplated by the Merger Agreement, and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding, or investigation, the expenses (including reasonable attorneys’ fees) of any Indemnified Party upon confirmation by the Indemnified Party of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification applicable to him or her and a customary written undertaking by him or her, or on his or her behalf, to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct for indemnification was not met. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard will be made by independent legal counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to the Surviving Corporation, and the fees of such counsel will be paid by such Indemnified Party. Notwithstanding anything to the contrary contained in the Merger Agreement, Parent will not (and Parent will cause the Surviving Corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding, or investigation, unless such settlement, compromise, consent, or termination includes an unconditional release of all of the Indemnified Parties covered by the claim, action, suit, proceeding, or investigation from all liability arising out of such claim, action, suit, proceeding, or investigation.

Financing of the Merger

The consummation of the Merger is not conditioned on Parent’s receipt of any financing. Parent currently anticipates financing the Merger Consideration with cash on hand. If Parent is unable to fund the payment of the Merger Consideration, the Merger will not close.

Closing and Effective Time

Unless another time, date, or place is agreed to in writing by the parties, the Closing will take place at 8:00 a.m., Eastern time, on the third (3rd) business day after the satisfaction or waiver by the party or parties entitled to the benefits of such conditions, of all applicable conditions to Closing set forth in the Merger Agreement (as described under “The Merger Agreement—Conditions to the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing). On the date on which the Closing actually occurs (the “Closing Date”) (and subject to, and as soon as reasonably practicable after, the Paying Agent’s receipt of Parent’s deposit of the Aggregate Merger Consideration to which holders of Shares (other than the Dissenting Shares) will be entitled at the Effective Time), or such other date agreed to by Parent and Techpoint, Merger Sub will cause a certificate of merger to be executed and filed in accordance with the relevant provisions of the DGCL, and Merger Sub and Techpoint will make all other filings required under the DGCL. The Merger will become effective at the time of the filing of such certificate of merger with the Secretary of State of the State of Delaware, or at such later date and time agreed upon by the parties and specified in such certificate of merger.

Accounting Treatment

The Merger will be accounted for as a business combination using the acquisition method of accounting in accordance with Accounting Standards Codification 805, Business Combinations.

Appraisal Rights

This section summarizes Delaware law pertaining to appraisal rights in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under Delaware law and is qualified in its entirety by the full text of Section 262 of the DGCL (“Section 262”), which may be accessed without subscription or cost at the Delaware Code Online (available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262). The following summary does not constitute any legal or other advice and does not constitute a recommendation that you exercise your appraisal rights under Section 262.

Any person contemplating the exercise of such appraisal rights should carefully review the provisions of Section 262, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights. All references in Section 262 of the DGCL and in this summary to a (a) “stockholder” or “holder” are to the record holder of Techpoint common stock, (b) “beneficial owner” are to a person who is the beneficial owner of shares of Techpoint common stock held either in voting trust or by a nominee on behalf of such person, and (c) “person” are to an individual, corporation, partnership, unincorporated association, or other entity.

Under Section 262, stockholders and beneficial owners desiring to exercise their right to appraisal must (1) properly deliver a written demand for an appraisal of their shares of Techpoint common stock to Techpoint prior to the stockholder vote on the adoption of the Merger Agreement; (2) not submit a proxy or otherwise vote in favor of the adoption of the Merger Agreement; (3) hold of record or beneficially own, as applicable, shares of Techpoint common stock upon the making of a demand under clause (1) and continue to hold or beneficially own, respectively, such shares of Techpoint common stock through the effective date of the Merger; (4) not thereafter withdraw their demand for appraisal of their shares or otherwise lose their appraisal rights, in each case in accordance with the DGCL; and (5) otherwise meet the criteria and follow the procedures set forth in Section 262. However, assuming the shares of Techpoint common stock remain listed on a national securities exchange immediately prior to the Effective Time (which we expect to be the case), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all stockholders and beneficial owners of Techpoint common stock who are otherwise entitled to appraisal rights unless (x) the total number of shares of Techpoint common stock entitled to appraisal exceeds 1% of the outstanding shares of Techpoint common stock eligible for appraisal or (y) the value of the Merger Consideration offered pursuant to the Merger Agreement in respect of such total number of shares exceeds $1,000,000 (such conditions, the “Minimum Conditions”).

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration offered pursuant to the Merger Agreement if they did not seek appraisal of their shares.

Under Section 262, where a merger agreement is to be submitted for approval and adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of the stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes such notice that appraisal rights are available in connection with the Merger, and the full text of Section 262 may be accessed without subscription or cost at the Delaware Code Online (available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262). In connection with the Merger, any person who wishes to exercise appraisal rights or who wishes to preserve such person’s right to do so should review Section 262 carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her, or its appraisal rights will be entitled to receive the Merger Consideration in accordance with the terms of the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal, we believe that if a person considers exercising such rights, that person should seek the advice of legal counsel.

Stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of Techpoint common stock must comply with Section 262 of the DGCL. In addition, a stockholder of record, a beneficial owner or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

Since a proxy that does not contain voting instructions will, unless timely revoked, be voted in favor of the adoption of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the adoption of the Merger Agreement, abstain or not vote his, her, or its shares. Beneficial owners should consult with their bank, broker, or other nominee regarding methods of voting.

Filing Written Demand

Any stockholder or beneficial owner wishing to exercise appraisal rights must deliver to us, before the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for the appraisal of such person’s shares. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement and the Merger will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting may constitute a waiver of appraisal rights.

Record Holders

A demand for appraisal by a holder of record must be executed by or on behalf of the holder of record and must reasonably inform us of the identity of the stockholder and state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. If a holder of record is submitting a demand with respect to shares owned of record in a fiduciary or representative capacity, such as by a trustee, guardian, or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a brokerage firm, bank, trust, or other nominee, who holds shares of Techpoint common stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Techpoint common stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Techpoint common stock as to which appraisal is sought. Where no number of shares of Techpoint common stock is expressly mentioned, the demand will be presumed to cover all shares of Techpoint common stock held in the name of the holder of record.

Beneficial Owners

A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 summarized above, provided that (a) such beneficial owner continuously owns such shares through the effective date of the Merger and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (b) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Techpoint under Section 262 and to be set forth on the Verified List (as defined below).

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to: Secretary, Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131. Demands for appraisal may not be submitted by electronic transmission.

Actions After Completion of the Merger

If the Merger is completed, within 10 days after the effective date of the Merger, the Surviving Corporation will notify each holder of Techpoint common stock who has made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the adoption of the Merger Agreement, and any beneficial owner who has properly demanded appraisal, that the Merger has become effective and the effective date thereof.

At any time within 60 days after the effective date of the Merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration offered pursuant to the Merger Agreement with respect to the shares subject to the withdrawal by delivering to us as the Surviving Corporation a written withdrawal of the demand for appraisal.

Within 120 days after the effective date of the Merger, the Surviving Corporation or any person who has complied with Section 262 and is entitled to appraisal rights under Section 262, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder or beneficial owner, demanding a determination of the fair value of the shares held by all our stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and no person should assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Techpoint common stock. Accordingly, any stockholders or beneficial owners who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Techpoint common stock within the time and in the manner prescribed in Section 262. The failure of a record holder or beneficial owner of shares of Techpoint common stock to file such a petition within the period specified in Section 262 could result in the loss of appraisal rights.

Within 120 days after the effective date of the Merger, any person who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand on his, her, or its own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must give this statement to the requesting stockholder or beneficial owner within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a record holder of shares of Techpoint common stock or a beneficial owner and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the persons shown on the Verified List at the addresses stated therein. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and the costs of these notices shall be borne by the Surviving Corporation.

After notice to the persons whose names appear on the Verified List as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal of their shares and who hold certificates representing such shares to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.

In addition, assuming the Techpoint common stock remains listed on a national securities exchange immediately prior to the Merger Effective Time (which we expect to be the case), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless one of the Minimum Conditions is met.

Determination of Fair Value

After determining the persons entitled to appraisal, the Delaware Court of Chancery will determine the “fair value” of the shares of Techpoint common stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the Surviving Corporation pursuant to subsection (h) of Section 262 of the DGCL that have the effect of limiting the sum on which interest accrues as described above).

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares of Techpoint common stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Techpoint common stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the Merger Consideration offered pursuant to the Merger Agreement is not an opinion as to, and may not in any manner address, “fair value” under Section 262. Although we believe that the Merger Consideration offered pursuant to the Merger Agreement is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and persons considering exercising appraisal rights should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration offered pursuant to the Merger Agreement. Neither Techpoint nor Parent anticipates offering more than the Merger Consideration offered pursuant to the Merger Agreement to any holder or beneficial owner of shares of Techpoint common stock exercising appraisal rights, and Techpoint and Parent each reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Techpoint common stock is less than the Merger Consideration offered pursuant to the Merger Agreement. If a demand for appraisal is duly withdrawn, a petition for appraisal is not timely filed, neither of the Minimum Conditions is met (assuming the Techpoint common stock remained listed on a national securities exchange immediately prior to the Effective Time) or other requirements imposed by Section 262 to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.

Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

The costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of jurisdiction under Subsection (k) of Section 262. In the absence of such an order, each party bears its own expenses.

If any person who demands appraisal of his, her, or its shares of Techpoint common stock under Section 262 fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, such person’s shares of Techpoint common stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration offered pursuant to the Merger Agreement, without interest. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger, neither of the Minimum Conditions is met (assuming the Techpoint common stock remained listed on a national securities exchange immediately prior to the Effective Time) or if the person delivers to the Surviving Corporation a written withdrawal of the person’s demand for appraisal in accordance with Section 262 of the DGCL.

From and after the effective date of the Merger, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Techpoint common stock will be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares, except dividends or other distributions payable to stockholders of record as of a time prior to the Effective Time. If a person who has made a demand for appraisal delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal in respect of some or all of such person’s shares within 60 days after the effective date of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such person to an appraisal of such shares will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, no appraisal proceeding shall be dismissed as to any person without the approval of the Delaware Court of Chancery and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262; provided that this does not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand in respect of some or all of such person’s shares and to accept the terms offered upon the Merger with respect to the shares subject to the withdrawal within 60 days after the effective date of the Merger.

Failure to comply with the procedures set forth in Section 262 may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights. Consequently, any stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of the material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (in each case, as defined below) of shares of Techpoint common stock whose shares of Techpoint common stock are converted into the right to receive cash pursuant to the Merger. For U.S. federal income tax purposes, including for purposes of application of the income tax treaty between the United States and Japan, holders of the JDS will be treated as the owners of the underlying shares of our common stock that are represented by the JDS. Unless the context otherwise requires, all references in this section to our “common stock” are deemed to refer likewise to JDS representing an ownership interest in shares of Techpoint common stock. This discussion does not address all aspects of U.S. federal income tax considerations relating thereto. This discussion is limited to holders who hold their shares of Techpoint common stock as “capital assets” within the meaning of Section 1221 of the United States Internal Revenue Code of 1986 (the “Code”) (generally, property held for investment). This discussion is based upon the Code, Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, regarding any matter discussed below.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of Techpoint common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity or arrangement taxable as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust, if (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust, or (b) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. Holder” means a beneficial owner (other than a partnership or an entity treated as partnership) of Techpoint common stock that is not a U.S. Holder.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to Techpoint stockholders subject to special rules under the U.S. federal income tax laws, including, for example:

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies, or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Techpoint common stock;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement, and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities, or other governmental organizations and pension funds;

•	holders that hold shares of Techpoint common stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

•	holders whose functional currency is not the U.S. dollar;

•

partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	holders that own or have owned (directly, indirectly, or constructively) 5% or more of Techpoint;

•	common stock (by vote or value);

•	holders that received their shares of Techpoint common stock in a compensatory transaction, through a tax-qualified retirement plan, or pursuant to the exercise of options or warrants;

•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders subject to any applicable minimum tax;

•	holders exercising appraisal rights under the DGCL; and

•

persons required to accelerate the recognition of any item of gross income with respect to Techpoint common stock as a result of such income being taken into account on an applicable financial statement.

This discussion does not address any U.S. federal tax considerations other than those pertaining to income tax (such as estate, gift, or other non-income tax consequences) or any state, local, or non-U.S. income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or any considerations in respect of the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations and administrative guidance promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith and any laws, regulations, or practices adopted in connection with any such agreement).

If any entity or arrangement treated as a partnership for U.S. federal income tax purposes is a beneficial owner of shares of Techpoint common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership, and certain determinations made at the partner level. Accordingly, entities or arrangements treated as partnerships holding shares of Techpoint common stock, and any partners therein, should consult their tax advisors as to the particular tax consequences to them of the Merger.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE PROPOSED TRANSACTION DISCUSSED HEREIN TO ANY PARTICULAR TECHPOINT STOCKHOLDER WILL DEPEND ON THE TECHPOINT STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES.

U.S. Holders

The receipt of cash by a U.S. Holder in exchange for shares of Techpoint common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for Techpoint common stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Techpoint common stock surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Techpoint common stock. A U.S. Holder’s gain or loss on the disposition of shares of Techpoint common stock generally will be characterized as capital gain or loss. Any such gain or loss will generally be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, currently are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Techpoint common stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Techpoint common stock.

Non-U.S. Holders

Subject to the discussions below under the heading “—Information Reporting and Backup Withholding,” the receipt of cash by a Non-U.S. Holder in exchange for shares of Techpoint common stock pursuant to the Merger will generally not be subject to U.S. federal income tax on any gain realized unless:

(a)

the gain is effectively connected with the conduct by the Non-U.S. holder of a U.S. trade or business and if required by an applicable income tax treaty between the United States and the Non-U.S. holder’s country of residence, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States;

(b)

the Non-U.S. Holder is a nonresident individual and is present in the United States for 183 days or more in the taxable year of the sale, exchange or other disposition of our common stock, and certain other requirements are met; or

(c)	the rules of the Foreign Investment in Real Property Tax Act, or FIRPTA, apply to treat the gain as effectively connected with a U.S. trade or business.

A Non-U.S. Holder described in (a) above, will generally be required to pay tax on the net gain realized at regular graduated U.S. federal income tax rates, and corporate Non-U.S. Holders described in (a) above may be subject to the additional branch profits tax at a 30 percent rate or such lower rate as may be specified by an applicable income tax treaty.

An individual Non-U.S. Holder described in (b) above, will be required to pay a flat 30 percent tax on the gain realized, or such other reduced rate as may be specified by an applicable income tax treaty, which gain may be offset by U.S. source capital losses (even though the Non-U.S. Holder is not considered a resident of the United States).

With respect to (c) above, in general, the FIRPTA rules may apply if Techpoint is, or was within the shorter of the five-year period preceding the disposition and the Non-U.S. Holder’s holding period, a U.S. real property holding corporation, or a USRPHC. In general, Techpoint would be a USRPHC if the fair market value of U.S. real property interests that it holds equals or exceeds 50 percent of the sum of the fair market values of its (i) U.S. real property interests, (ii) interests in real property located outside of the United States, and (iii) other assets that it uses or holds for use in its trade or business. We do not believe that we are a USRPHC. Even if we are a USRPHC, gain realized by a Non-U.S. Holder on a disposition of Techpoint common stock will not be subject to U.S. federal income tax as long as (1) Techpoint common stock is regularly traded on an established securities market, and (2) the Non-U.S. Holder owned, directly, indirectly and constructively, no more than five percent of our outstanding common stock at all times within the shorter of (i) the five-year period preceding the disposition or (ii) the holder’s holding period.

Information Reporting and Backup Withholding

Payments made in exchange for shares of Techpoint common stock generally will be subject to information reporting unless the holder is an “exempt recipient” and may also be subject to backup withholding at a rate of 24%. To avoid backup withholding, U.S. Holders that do not otherwise establish an exemption should complete and return Internal Revenue Service Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. Holder is not subject to backup withholding. A Non-U.S. Holder that provides the applicable withholding agent with an Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8ECI, as appropriate, will generally establish an exemption from backup withholding.

Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a holder’s U.S. federal income tax liability, provided the relevant information is timely furnished to the Internal Revenue Service.

THIS DISCUSSION IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE, OR JUDICIAL CHANGES TO OR INTERPRETATIONS OF CURRENT LAW, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH HEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. JURISDICTION, AND HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Regulatory Approvals

To complete the Merger, there are additional filings, notices, and waiting periods required in order for the parties to obtain required authorizations, approvals, or consents from a number of regulatory authorities. The parties have agreed to use their respective reasonable best efforts to obtain such authorizations, approvals, or consents.

In each case, the Merger cannot be completed until the parties obtain clearance or approval to consummate the Merger or the applicable waiting periods have expired or been terminated. The parties have agreed to cooperate with each other and use their reasonable best efforts to make these filings as promptly as practicable. The relevant regulatory authorities could take such actions under the applicable regulatory laws as they deem necessary or desirable, including seeking divestiture of substantial assets of the parties, requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights, or requiring the parties to commit to certain undertakings with respect to the operations of Parent or the combined company after the Closing.

HSR Act and U.S. Antitrust Matters

The Merger is subject to the requirements of the HSR Act, and rules and regulations promulgated thereunder, which provide that certain transactions may not close until required information has been furnished to the DOJ and the FTC, and until certain waiting periods have been terminated or have expired. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a 30-day waiting period following the parties’ filings of their HSR Act notification and report forms. If the FTC or DOJ issues a Second Request for additional information and documentary materials prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period.

At any time before or after the consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under applicable antitrust laws it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under applicable antitrust laws as such state deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under applicable antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail. While Techpoint does not believe that the Merger violates federal antitrust laws, there can be no guarantee that the DOJ or the FTC will not take a different position. If the Merger does not close within 12 months after the expiration of the HSR Act waiting period, Techpoint and Parent will be required to submit new information to the DOJ and the FTC, and a new HSR Act waiting period will have to expire or be earlier terminated before the Merger could close. The initial 30-day waiting period will expire at 11:59 p.m. Eastern Time on the thirtieth (30th) day after the initial filing, unless otherwise terminated or extended.

CFIUS Approval

In addition to the HSR Act filing, the Merger and the transactions contemplated by the Merger Agreement are also subject to review by CFIUS under Section 721 of the Defense Production Act of 1950, as amended. The parties have agreed to submit a draft notice to CFIUS and, following confirmation that CFIUS has no further comments, promptly file the formal CFIUS Notice. The parties will cooperate in responding to any requests for additional information and will take appropriate steps to facilitate CFIUS clearance. If the CFIUS Approval is not obtained within ninety (90) days from the date CFIUS formally accepts the notice, the parties have agreed to withdraw and refile the notice unless they mutually agree otherwise.

The parties are also obligated to consult with each other in advance of any submissions or communications with CFIUS, provide each other with reasonable opportunities to review and comment on relevant filings, and keep each other informed regarding any material developments in the CFIUS review process.

Taiwan DIR Approval

Additionally, approval from the Taiwan DIR is required for the consummation of the Merger and the transactions contemplated by the Merger Agreement. The parties are required to submit all necessary filings to obtain the

Taiwan DIR Approval within fifteen (15) business days of signing the Merger Agreement, unless otherwise agreed. The parties must also provide timely responses to any requests for additional information from the Taiwan authorities and cooperate in taking all necessary steps to facilitate prompt approval.

The parties have also agreed to take all necessary steps to oppose any legal actions that may seek to prevent or delay the Merger and the transactions contemplated by the Merger Agreement. The Parent is not required to agree to any conditions or remedies imposed by a governmental authority that would constitute a Burdensome Condition.

Each party will bear half of the filing fees associated with regulatory approvals. Techpoint and Parent will coordinate and cooperate in all regulatory matters, including sharing information where legally permissible, to facilitate the timely completion of the Transactions.

Required Vote

The affirmative vote of the holders of at least a majority of the outstanding shares of Techpoint common stock, where a quorum is present at the Special Meeting, is required for approval of the Merger Agreement Proposal.

Assuming a quorum is present, (a) a failure to be represented by proxy or attend the Special Meeting, (b) abstentions, and (c) “broker non-votes” (if any) will each have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Shares of Techpoint common stock (including shares underlying JDS) represented by properly executed, timely received, and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Techpoint stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Techpoint common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting, and all of such shares will be voted as recommended by the Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the Merger Agreement Proposal.

THE TRANSACTION DOCUMENTS

The Merger Agreement

The following is a summary of the material provisions of the Merger Agreement. The summary is qualified in its entirety by the Merger Agreement, which is incorporated by reference into this proxy statement. Techpoint stockholders are urged to read the Merger Agreement in its entirety. This summary of the Merger Agreement has been included to provide Techpoint stockholders with information regarding its terms. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information included in this proxy statement.

The Merger Agreement contains representations and warranties of Techpoint that are solely for the benefit of Parent and Merger Sub, and representations and warranties of Parent and Merger Sub that are solely for the benefit of Techpoint. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement as of a specified date. Moreover, the representations and warranties in the Merger Agreement were made solely for the benefit of the other parties to the Merger Agreement and were used for the purpose of allocating risk among the respective parties. Therefore, Techpoint stockholders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to Techpoint stockholders and were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and are subject to more recent developments. Accordingly, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, and Techpoint stockholders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information included in this proxy statement and in other reports and statements Techpoint and the other parties file with the SEC.

The Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into Techpoint. As a result of the Merger, the separate corporate existence of Merger Sub will cease and Techpoint will continue as the Surviving Corporation and as a direct wholly owned subsidiary of Parent, and all of the property, rights, privileges, immunities, powers, and franchises of Techpoint and Merger Sub will vest in the Surviving Corporation, and all of the debts, liabilities, and duties of Techpoint and Merger Sub will become the debts, liabilities, and duties of the Surviving Corporation.

The certificate of incorporation of the Surviving Corporation will, by virtue of the Merger and without further action by Techpoint or any other person, be amended and restated so as to read in its entirety in the form set forth as Exhibit A to the Merger Agreement, and as so amended and restated, will become the certificate of incorporation of the Surviving Corporation until subsequently changed or amended. In addition, at the Effective Time, the bylaws of the Surviving Corporation will, by virtue of Techpoint and the Surviving Corporation taking all necessary action, be amended so as to read in their entirety in the form set forth as Exhibit B to the Merger Agreement, and as so amended, will become the bylaws of the Surviving Corporation until subsequently changed or amended.

The officers and directors of Merger Sub immediately prior to the Effective Time or such other individuals designated by Parent as of the Effective Time will, by virtue of the Merger and without further action by Techpoint or any other person, become the officers and directors of the Surviving Corporation, each to serve, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified, or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

Closing and Effective Time of the Merger

Unless another time, date, or place is agreed to in writing by the parties, the Closing will take place at 8:00 a.m., Eastern time, on the third (3rd) business day after the satisfaction or waiver by the party or parties entitled to the benefits of such conditions, of all applicable conditions to Closing set forth in the Merger Agreement (as described under “The Merger Agreement — Conditions to the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing). On the date on which the Closing actually occurs (the “Closing Date”) (and subject to, and as soon as reasonably practicable after, the Paying Agent’s receipt of Parent’s deposit of the Aggregate Merger Consideration to which holders of Shares (other than the Dissenting Shares) will be entitled at the Effective Time), or such other date agreed to by Parent and Techpoint, Merger Sub will cause a certificate of merger to be executed and filed in accordance with the relevant provisions of the DGCL, and Merger Sub and Techpoint will make all other filings required under the DGCL. The Merger will become effective at the time of the filing of such certificate of merger with the Secretary of State of the State of Delaware, or at such later date and time agreed upon by the parties and specified in such certificate of merger.

Conversion of Securities in the Merger

Conversion of Securities

At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Techpoint, or the holders of any of the following securities of Merger Sub or Techpoint:

•

each share of Techpoint common stock that is issued and outstanding immediately prior to the Effective Time, other than shares to be cancelled or converted as described in the bullet point immediately below and Dissenting Shares, will automatically be cancelled and will cease to exist, and will be converted automatically into the right to receive the Merger Consideration of $20.00 per share, payable net to the holder in cash, without interest, subject to any required tax withholding, upon surrender of the certificates or book-entry shares as described below under “—Payment for Securities; Surrender of Certificates;”

•

each share of Techpoint common stock that is held by Techpoint as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of Techpoint, Parent or Merger Sub) if applicable, in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, without any consideration or payment delivered in exchange therefor or in respect thereof; and

•

all shares of capital stock of Merger Sub outstanding immediately prior to the Effective Time will be converted into and become (in the aggregate) of one share of validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Payment for Securities; Surrender of Certificates

At or prior to the Effective Time, Techpoint will designate the Paying Agent. At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent, an amount equal to the product obtained by multiplying (x) the number of shares of Techpoint common stock issued and outstanding (other than shares to be cancelled or converted as described in the second bullet point under “—Conversion of Securities” above) immediately prior to the Effective Time by (y) the Merger Consideration (such amount, the “Aggregate Merger Consideration”) to which holders of shares of Techpoint common stock as described in the first bullet point under “—Conversion of Securities” above will be entitled at the Effective Time.

As soon as practicable following and in no event later than two (2) business days after the Effective Time, the Surviving Corporation will cause the Paying Agent to mail to each holder of record of shares of Techpoint common stock represented by certificates immediately prior to the Effective Time (a) a letter of transmittal in a customary form and having such provisions as Parent and Techpoint will agree before the Effective Time and otherwise in such form as reasonably agreed by Parent and the Paying Agent, and (b) instructions for effecting the surrender of the certificates (or affidavits of loss in lieu of certificates) in exchange for payment of the applicable portion of the Aggregate Merger Consideration. Upon surrender of a certificate (or an affidavit of loss in lieu of a certificate) to the Paying Agent, together with delivery of such letter of transmittal, duly executed and in proper form, the Paying Agent will transmit to the holder of such certificate the Merger Consideration for each share of Techpoint common stock formerly represented by such certificate (without interest and subject to any required tax withholding) and such surrendered certificate will be cancelled. If payment of a portion of the Aggregate Merger Consideration is to be made to a person other than the person in whose name any surrendered certificate is registered in the transfer records of Techpoint, it will be a condition of payment of such portion of the Aggregate Merger Consideration that (a) the surrendered certificate will be properly endorsed or accompanied by such documents reasonably required by the Paying Agent to evidence and effect such transfer, and (b) the person requesting such payment will have paid any transfer, sales, use, stamp, documentary, registration, value added or other similar required taxes by reason of the payment of such applicable portion of the Aggregate Merger Consideration to a person other than the registered holder of the certificate so surrendered and will have established to the satisfaction of the Surviving Corporation that such taxes either have been paid or are not applicable. Until so surrendered or paid, each certificate will represent after the Effective Time only the right to receive the Merger Consideration in cash as contemplated by the Merger Agreement.

Notwithstanding anything to the contrary contained in the Merger Agreement, no holder of non-certificated shares of Techpoint common stock represented by book-entry will be required to deliver a certificate or an executed letter of transmittal to the Paying Agent in order to receive the applicable portion of the Aggregate Merger Consideration that such holder is entitled to receive pursuant to the Merger Agreement. Instead, each holder of record of one or more book-entry shares held through The Depository Trust Company whose shares were converted into the right to receive the Merger Consideration will automatically upon the Effective Time be entitled to receive, for each such book-entry share, a cash amount equal to the Merger Consideration (without interest and subject to any required tax withholding), and such book-entry shares of such holder will be cancelled. Upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) a holder of book-entry shares of Techpoint common stock not held through the Depository Trust Company will be entitled to receive in exchange therefor a cash amount equal to the Merger Consideration (without interest and subject to any required tax withholding) and such book-entry shares so surrendered will be cancelled. Until so paid or surrendered, each book-entry share will represent after the Effective Time only the right to receive the Merger Consideration in cash as contemplated by the Merger Agreement.

At the Effective Time, Techpoint’s stock transfer books will be closed and there will be no further registration of transfers of shares of Techpoint common stock on Techpoint’s records. From and after the Effective Time, the holders of certificates and book-entry shares of Techpoint common stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such shares, except as described in the Merger Agreement or by applicable law. If certificates are presented to the Surviving Corporation after the Effective Time, they will be cancelled and exchanged as provided in the Merger Agreement.

Any portion of the Aggregate Merger Consideration made available to the Paying Agent that remains unclaimed by the holders of certificates or book-entry shares on the first anniversary of the Effective Time will be returned to the Surviving Corporation or an affiliate designated by the Surviving Corporation, upon demand, and any such holder who has not tendered its certificates or book-entry shares for the Merger Consideration in accordance with the Merger Agreement prior to such time (subject to abandoned property, escheat, or other similar laws) will thereafter look only to Parent and the Surviving Corporation for delivery of the Merger Consideration (without interest and subject to any required tax withholding) in respect of the surrender of its certificates or book-entry shares.

If any certificates have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the holder thereof and, if required by Parent, the delivery of a bond in a reasonable sum as Parent may reasonably direct as indemnity against any claim that may be made against Parent, Merger Sub, the Surviving Corporation, or the Paying Agent with respect to the certificates alleged to have been lost, stolen, or destroyed, the Paying Agent will issue in exchange for such lost, stolen, or destroyed certificates the applicable portion of the Aggregate Merger Consideration payable in respect thereof pursuant to the Merger Agreement.

Appraisal Rights

Dissenting Shares, or shares of Techpoint common stock that are outstanding immediately prior to the Effective Time and that are held by stockholders or beneficial owners who have not voted in favor of the Merger Agreement Proposal and who have properly demanded appraisal for such shares of Techpoint common stock in accordance with Section 262 of the DGCL, will not be cancelled and converted into, or represent the right to receive, the Merger Consideration in accordance with the Merger Agreement. Instead, such persons will be entitled only to the rights as are afforded a holder or beneficial owner of such Dissenting Shares under Section 262 of the DGCL. Any Dissenting Shares held by stockholders or beneficial owners who have failed to perfect or who effectively will have withdrawn or otherwise lost their rights to appraisal of such shares of Techpoint common stock under Section 262 of the DGCL will cease to remain Dissenting Shares and resume the state of Techpoint common stock converted into and be exchangeable for, as of the Effective Time, the right to receive the Merger Consideration upon surrender in the manner provided for in the Merger Agreement. See “Proposal 1: Approval of the Merger Agreement—Appraisal Rights.”

Withholding

Each of the Paying Agent, Parent, Merger Sub, and the Surviving Corporation will be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to the Merger Agreement such amounts as may be required to be deducted or withheld from such consideration under the Code or any provision of state, local, or foreign tax law, or under any other applicable law. Any amounts that are deducted or withheld and paid to the appropriate governmental authority will be treated for all purposes under the Merger Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

Representations and Warranties

Techpoint has made representations and warranties to Parent and Merger Sub relating to Techpoint and its subsidiaries, subject to certain exceptions set forth in the Merger Agreement, and Parent and Merger Sub have made certain representations and warranties to Techpoint relating to Parent and Merger Sub, in each case, as of the date of the Merger Agreement, which representations and warranties will also be made, subject to certain materiality, “material adverse effect”, knowledge and other qualifications, as of the Closing Date (except for certain representations and warranties that address matters only as of a particular date, which will be made as of that date), as described below. These representations and warranties relate to, among other things:

•	due organization and good standing;

•	qualification to conduct business;

•	capital structure (by Techpoint only);

•	corporate authority to enter into, due authorization, execution, and delivery of, and enforceability of, the Merger Agreement and the applicable ancillary agreements;

•	absence of conflicts with or violations of organizational documents, laws, or other obligations;

•	disclosure documents (by Techpoint only);

•	financial statements (by Techpoint only);

•	absence of undisclosed liabilities (by Techpoint only);

•	absence of certain changes or events (by Techpoint only);

•	proxy statement and TSE announcement;

•	legal proceedings;

•	financial capability (by Parent and Merger Sub only);

•	ownership of Techpoint capital stock (by Parent and Merger Sub only);

•	solvency (by Parent and Merger Sub only);

•	ownership of Merger Sub (by Parent and Merger Sub only);

•	absence of stockholder and management arrangements (by Parent and Merger Sub only);

•	brokers;

•	compliance with applicable laws (by Techpoint only);

•	compliance with applicable orders (by Techpoint only);

•	governmental authorizations and permits (by Techpoint only);

•	employee benefit plans (by Techpoint only);

•	employee and labor matters (by Techpoint only);

•	environmental matters (by Techpoint only);

•	real property and title to assets (by Techpoint only);

•	tax matters (by Techpoint only);

•	material contracts (by Techpoint only);

•	intellectual property (by Techpoint only);

•	insurance (by Techpoint only);

•	related party transactions (by Techpoint only);

•	takeover statutes and rights plans (by Techpoint only);

•	opinion of financial advisor (by Techpoint only);

•	customers and suppliers (by Techpoint only); and

•	no other representations or warranties.

Many of Techpoint’s representations and warranties contained in the Merger Agreement are subject to a “material adverse effect” standard, which means any event, circumstance, development, occurrence, fact, condition, effect, or change (each an “Effect”) that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of Techpoint and its subsidiaries, taken as a whole; or (b) the ability of Techpoint to timely perform its obligations under the Merger Agreement or consummate the transactions contemplated by the Merger Agreement on a timely basis. However, for purposes of clause (a) above, a “material adverse effect” will not be deemed to include any Effect (alone or in combination) arising out of, relating to, or resulting from any of the following (and any Effect referred to in the first, third, fourth, fifth, sixth, or tenth bullet points immediately below will be taken into account in determining whether a “material adverse effect” has occurred or would reasonably be expected to occur if it has a disproportionate effect on Techpoint and its subsidiaries, taken as a whole, compared to other participants in the industries in which Techpoint and its subsidiaries conduct their business):

•

changes generally affecting the economy, financial or securities markets, or political or regulatory conditions, or any conditions generally affecting any of the foregoing, or affecting any segment of the industries or any regions in which Techpoint and its subsidiaries operate (including interest rate and exchange rate changes, inflationary matters, or tariffs or trade wars);

•

the execution and delivery, announcement, pendency or consummation of the transactions contemplated by the Merger Agreement, including any adverse changes in Techpoint’s relationship with its employees, customers, partners, governmental entities, suppliers, or vendors, subject to certain exceptions as described in the Merger Agreement;

•

any changes in applicable law, generally accepted accounting principles, as applied in the United States (“GAAP”), or other applicable accounting standards, or the enforcement, implementation, or interpretation thereof;

•	any hostilities, acts of war (whether or not declared), sabotage, terrorism, military actions or civil unrest, or the escalation or worsening thereof;

•	acts of God, force majeure events, natural or man-made disasters, epidemics, pandemics, or disease outbreaks;

•	general conditions in the industry in which Techpoint and its subsidiaries operate;

•

any failure, in and of itself, by Techpoint to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period, subject to certain understandings regarding any Effect underlying such failure;

•	any change, in and of itself, in the market price or trading volume of Techpoint’s securities, subject to certain understandings regarding any Effect underlying such change;

•	any change in Techpoint’s credit rating, subject to certain understandings regarding any Effect underlying such change;

•	any actual, complete or partial, sequester, stoppage, shutdown, default, or similar event or occurrence by, or involving or affecting, any governmental entity;

•	any stockholder or derivative litigation (or equivalent) arising from or relating to the Merger Agreement or the transactions contemplated by the Merger Agreement;

•	Techpoint’s compliance with the terms of the Trust Agreement, including with respect to any payments or issuances of JDS by Techpoint thereunder in accordance with its terms; or

•

actions taken as required or specifically permitted by the Merger Agreement, or actions or omissions taken with Parent’s consent (or any action not taken as a result of the failure of Parent to consent to any action requiring Parent’s consent as described below under “—Conduct of Business Pending the Merger—Techpoint.”)

Conduct of Business Pending the Merger

Each of Techpoint and Parent has undertaken to perform certain customary covenants that place restrictions on such party and its subsidiaries between the date of the Merger Agreement and the earlier of the Effective Time or any termination of the Merger Agreement in accordance with its terms.

Techpoint

Techpoint has agreed that, between the date of the Merger Agreement and the earlier of the Effective Time or any termination of the Merger Agreement in accordance with its terms, except as required by law or order, as otherwise expressly contemplated by any other provision of the Merger Agreement, as set forth in Techpoint’s confidential disclosure schedule, or as consented to in writing by Parent in advance (which consent may not be unreasonably withheld, conditioned, or delayed), subject to certain agreed exceptions, Techpoint will, and will cause each of its subsidiaries to, use commercially reasonable efforts to:

•

conduct its and each of its subsidiaries’ business and operations only in the ordinary course of business consistent with past practice and to maintain and preserve intact Techpoint’s and its subsidiaries’ business organization, assets, and properties;

•

maintain in effect all of its material governmental licenses, permits, certificates, franchises, tariffs, grants, easements, variances, consents, orders, approvals, clearances, exemptions, registrations, enrollments, provider and supplier numbers, accreditations and authorizations, and

•

keep available the services of Techpoint’s and each of its subsidiaries’ current officers, employees, and consultants, and to preserve the goodwill and current relationships of Techpoint and each of its subsidiaries with customers, suppliers, distributors, licensors, licensees, and other persons with which Techpoint or any of its subsidiaries has business relations.

In addition, without limiting the foregoing, except as required by law or order, as otherwise expressly contemplated by any other provision of the Merger Agreement, or as set forth in Techpoint’s confidential disclosure schedule, between the date of the Merger Agreement and the earlier of the Effective Time or any termination of the Merger Agreement in accordance with its terms, Techpoint has agreed that it will not, and will not permit any of its subsidiaries to, take any of the following actions without the prior written consent of Parent (not to be unreasonably withheld, conditioned, or delayed):

•	amend the organizational documents of Techpoint or its subsidiaries, other than immaterial amendments to the organizational documents of a subsidiary of Techpoint;

•

issue, sell, pledge, dispose of, grant, transfer, or encumber (other than the issuance of shares upon the exercise of stock options or settlement of restricted stock unit awards subject to time-based vesting restrictions or restricted stock unit awards subject to performance vesting conditions that are outstanding as of the date of the Merger Agreement in accordance with their terms), any shares of capital stock of, or other equity interests in, Techpoint or any of its subsidiaries, or securities convertible into or exchangeable or exercisable for, any shares of such capital stock or other equity interests, or any options, warrants, or other rights of any kind to acquire any shares of such capital stock or other equity interests, or such convertible or exchangeable securities of Techpoint or any of its subsidiaries (including Company Options or Company RSUs subject to certain permitted exceptions);

•

sell, license, pledge, dispose of, transfer, lease, guarantee, mortgage, or encumber (other than certain permitted liens) any property or assets (except certain Techpoint intellectual property) of Techpoint or any of its subsidiaries, except (a) pursuant to certain existing contracts, (b) the sale or disposal of goods or inventory in the ordinary course of business consistent with past practice, (c) the disposition of obsolete, surplus, or worn out assets, inventory or equipment, or assets that are no longer used in the ordinary course of Techpoint’s business, or (d) property or assets the value of which would not exceed $500,000 in the aggregate and that would not, individually or in the aggregate, be material to Techpoint or any of its subsidiaries;

•

declare, set aside, make, or pay any dividend or other distribution (whether payable in cash, stock, property, or a combination thereof), with respect to any of its capital stock or other equity interest, except for (a) regular dividends or other distributions made in the ordinary course of business consistent with past practice which shall not be in excess of $0.25 per Share in the aggregate for any six (6)-calendar month period, and (b) dividends or other distributions paid by a wholly owned subsidiary of Techpoint to Techpoint or another of Techpoint’s wholly owned subsidiaries ;

•

reclassify, combine, split, subdivide, or amend the terms of, or redeem, purchase, or otherwise acquire, directly or indirectly, any of its capital stock or other equity interests, except with respect to any wholly owned subsidiary of Techpoint;

•

merge or consolidate, directly or indirectly, Techpoint or any of its subsidiaries with any person (other than a wholly owned subsidiary of Techpoint), or adopt a plan of complete or partial liquidation, or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization of Techpoint or any of its subsidiaries;

•

acquire (including by merger, consolidation, or acquisition of stock or assets) any person or assets, other than (a) acquisitions by Techpoint from any wholly owned subsidiary or among any wholly owned subsidiaries of Techpoint, (b) acquisitions of inventory, raw materials, supplies, and other property in the ordinary course of business consistent with past practice, or (c) property or assets in an amount not exceeding $500,000 in the aggregate;

•

(a) issue any debt securities or otherwise incur any indebtedness, (b) assume, guarantee, or endorse, or otherwise become responsible for (whether directly, contingently, or otherwise), any indebtedness of any person (other than a wholly owned subsidiary of Techpoint) other than in the ordinary course of business, or in amounts that are not material to Techpoint or any of its subsidiaries, individually or in the aggregate, and on terms consistent with past practices, or (c) redeem, repurchase, cancel, or otherwise acquire any indebtedness (directly, contingently, or otherwise), except in case of this clause (c), in connection with the financing of trade payables or otherwise in the ordinary course of business and in immaterial amounts and on terms consistent with past practices;

•

make any loans, advances, or capital contributions to, or investments in, any other person, other than any wholly owned subsidiary of Techpoint or advances in immaterial amounts to its employees in respect of travel or other related business expenses in the ordinary course of business consistent with past practice;

•

terminate or cancel, or agree to any material amendment to or waiver under, certain material contracts of Techpoint, or enter into or amend any contract that, if existing on the date of the Merger Agreement, would be a material contract of Techpoint as described in the Merger Agreement, in each case other than (a) in the ordinary course of business consistent with past practice (which includes the entry into new statements of work for material contracts of Techpoint) or (b) other extensions or renewals of material contracts of Techpoint related to certain Techpoint leased real property in the ordinary course of business consistent with past practice;

•

incur any capital expenditures or any obligations or liabilities in respect thereof, that is more than $500,000 in the aggregate in excess of Techpoint’s annual capital expenditure budget as disclosed to Parent prior to the date of the Merger Agreement;

•

except to the extent required by the Merger Agreement, applicable law, the existing terms of any Techpoint benefit plan or contract: (a) increase the compensation or benefits payable, or to become payable, to any current or former director, officer, employee or individual independent contractor of Techpoint or its subsidiaries (a “Company Service Provider”) (other than certain increases in base compensation of not more than the percentage); (b) grant or increase any severance, termination pay, change in control, transaction, retention or similar payments or benefits (or enter into, amend or renew any agreement or arrangement providing for any of the foregoing) with any current or former Company Service Provider, (c) amend any Techpoint benefit plan, or establish, adopt, or enter into any new such arrangement (including any collective bargaining agreement) that if in effect on the date of the Merger Agreement would be an Techpoint benefit plan; (c) grant any equity or equity-based awards or other long-term incentive awards, or discretionarily accelerate the vesting, payment, exercisability or funding of such awards held by any Company Service Providers under any Techpoint benefit plan; or (d) hire or terminate (other than for cause) any Company Service Providers with base compensation of equal to or greater than a certain dollar amount;

•	implement, adopt, or make any change in accounting policies, practices, principles, methods, or procedures, other than as required by law or GAAP;

•

compromise, settle, or agree to settle any proceeding other than (a) those that involve only the payment by Techpoint or its subsidiaries, after taking into account amounts paid or payable by insurance, of monetary damages not in excess of a certain aggregate amount, in any case, without the imposition of equitable relief on, or the admission of wrongdoing by, Techpoint or any of its subsidiaries, or (b) any proceeding that relates to the transactions contemplated by the Merger Agreement;

•

implement or announce any mass employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes, or other such actions that will create a notice obligation or other liability under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar law;

•	form any subsidiary or enter into any new, or terminate any existing, line of business or product line that would be material to Techpoint and its subsidiaries, taken as a whole;

•

make or change any material tax election, change an annual tax accounting period, adopt or change any tax accounting method, settle any material tax claim, audit, or assessment, file any amended tax return, surrender any right to claim a material tax refund, incur any material taxes outside the ordinary course of business consistent with past practice, seek or obtain any ruling from a tax authority with respect to taxes, or consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

•

abandon, allow to lapse, sell, assign, transfer, grant any security interest in, or otherwise encumber or dispose of any material Techpoint-owned intellectual property, or grant any right or license to any material Techpoint-owned intellectual property, other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

•

modify any privacy policies of Techpoint or any of its subsidiaries, or the integrity, security, or operation of Techpoint’s or its subsidiaries’ information technology systems in any adverse manner that would reasonably be expected to be material to Techpoint and its subsidiaries, individually or in the aggregate;

•

engage in any transaction with, or enter into any agreement, arrangement, or understanding with, any affiliate of Techpoint or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to such Item 404;

•

(a) enter into any collective bargaining agreement or other labor agreement with any labor organization with respect to certain employees, or (b) enter into a card-check recognition agreement, neutrality agreement, or labor agreement of any kind with respect to any such employees; or

•	authorize or enter into any contract, or otherwise agree to make any commitment to do any of the foregoing.

Parent

Each of Parent and Merger Sub has agreed that, between the date of the Merger Agreement and the earlier of the Effective Time and any date on which the Merger Agreement is terminated pursuant to its terms, except as required by applicable law, they will not, and will not permit any of their subsidiaries to, take or agree to take any action that would reasonably be expected to prevent or materially delay the consummation of the Merger and the other transactions contemplated by the Merger Agreement.

Conditions to the Merger

The obligations of each of the parties to effect the Closing are subject to the satisfaction or waiver of a number of conditions, including those described below.

Mutual Conditions

The respective obligations of each party to the Merger Agreement to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

•	Techpoint stockholder approval of the Merger Agreement Proposal;

•	the Required Regulatory Authorizations will have been obtained; and

•

absence of the occurrence or imposition of any final, non-appealable laws or orders by a governmental entity having jurisdiction over any party to the Merger Agreement that make illegal, enjoin, or prohibit consummation of the Merger or the transactions contemplated by the Merger Agreement.

Techpoint’s Conditions

Techpoint’s obligations to effect the Merger are subject to the satisfaction or waiver of each of the following additional conditions:

•

the truth and correctness of the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement, generally both when made as of the date of the Merger Agreement and as of the Closing Date, subject in each case to certain specified materiality standards;

•

the performance or compliance in all material respects by Parent and Merger Sub of all obligations, agreements, and covenants required under the Merger Agreement to be performed by or complied with by them at or prior to the Closing; and

•	the receipt by Techpoint of a certificate, signed by an officer of Parent, certifying as to the matters set forth in the preceding two bullet points.

Parent’s and Merger Sub’s Conditions

Parent’s and Merger Sub’s obligations to effect the Merger are subject to the satisfaction or waiver of each the following additional conditions:

•

the truth and correctness of the representations and warranties of Techpoint set forth in the Merger Agreement, subject to certain specified exclusions, generally both when made as of the date of the Merger Agreement and as of the Closing Date, subject in each case to certain specified materiality standards;

•

the performance or compliance in all material respects by Techpoint of all obligations, agreements, and covenants required under the Merger Agreement to be performed by or complied with by Techpoint at or prior to the Closing;

•	the absence of any continuing material adverse effect to Techpoint, as set forth in the Merger Agreement;

•	the receipt by Parent of a certificate, signed by the chief executive officer or chief financial officer of Techpoint, certifying as to the matters set forth in the preceding three bullet points; and

•

the absence of any condition, limitation, restriction, qualification or circumstance that would reasonably be expected to result in a material adverse effect on the business, results of operations, financial condition, or assets of Techpoint and its subsidiaries, taken as a whole (including as a result of any anticipated reduction of twenty percent or more in Techpoint’s annual revenue based on the most recent available consolidated financial information of Techpoint as of the date of this Agreement), or a material adverse effect on the business, operations, financial condition or assets of the combined business of Parent, Techpoint and their respective subsidiaries, taken as a whole (a “Burdensome Condition”), as a condition of any Required Regulatory Authorizations or any governmental authorizations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement or as a result of any law or orders by a governmental entity having jurisdiction over any party to the Merger Agreement.

No Solicitation

The Merger Agreement contains provisions restricting Techpoint’s ability to seek an alternative transaction until the earlier of the Effective Time or the valid termination of the Merger Agreement. Under these provisions, Techpoint agreed that it will not and will direct Techpoint’s and its subsidiaries’ respective representatives acting on behalf or at the direction of Techpoint or its subsidiaries not to:

•	directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal (as defined below);

•

continue, conduct, or engage in any discussions or negotiations with, disclose any non-public information relating to Techpoint or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of Techpoint or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party (or its potential sources of financing) relating to: (a) a Takeover Proposal; or (b) any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal;

•	enter into a Company Acquisition Agreement or approve, submit for stockholder approval or recommend a Takeover Proposal or Company Acquisition Agreement;

•

except where the Board of Directors (A) makes a good faith determination, after consultation with its financial advisor and outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors and (B) substantially concurrently with such determination, grants a waiver or release of any and all standstill or similar agreement that is applicable to the Parent, amend, knowingly fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any Equity Interests of Techpoint or any of its subsidiaries;

•

approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL, except as may be required in connection with a Company Adverse Recommendation Change in accordance with the Merger Agreement; or

•	approve, authorize, agree, or publicly announce any intention to do any of the foregoing.

The Merger Agreement provides that the term “Takeover Proposal” means a bona fide inquiry, proposal, or offer from, or indication of interest in making a proposal or offer from, any person or entity or group (other than Parent and its subsidiaries, including Merger Sub), relating to any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement), involving any: (a) direct or indirect acquisition of assets of Techpoint or its subsidiaries (including any voting equity interests of subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 20% or more of the fair market value of Techpoint’s and its subsidiaries’ consolidated assets or to which 20% or more of Techpoint’s and its subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 20% or more of the voting equity interests of Techpoint or any of its subsidiaries whose business constitutes 20% or more of the consolidated net revenues, net income, or assets of Techpoint and its subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any person or entity or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 20% or more of the voting power of Techpoint; (d) merger, consolidation, other business combination, or similar transaction involving Techpoint or any of its subsidiaries, pursuant to which such person or entity or group (as defined in Section 13(d) of the Exchange Act) would own 20% or more of the consolidated net revenues, net income, or assets of Techpoint and its subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of Techpoint or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 20% or more of the consolidated net revenues, net income, or assets of Techpoint and its subsidiaries, taken as a whole; or (f) any combination of the foregoing.

Notwithstanding the covenants described in the first paragraph of this section, prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal, the Board of Directors, directly or indirectly through any representative, may, subject to the terms of the Merger Agreement (a) participate in negotiations or discussions with any third party that has made (and not withdrawn) a written Takeover Proposal that the Board of Directors believes in good faith, after consultation with its financial advisor and outside legal counsel, is or would reasonably be expected to result in a Superior Proposal (as defined below); (b) thereafter furnish to such third party non-public information relating to Techpoint or any of its subsidiaries pursuant to an executed confidentiality agreement that constitutes an acceptable confidentiality agreement under the Merger Agreement; and (c) contact any person or entity who has submitted a Takeover Proposal to clarify the terms and conditions thereof for purposes of determining whether such Takeover Proposal constitutes a Superior Proposal; provided, in each such case of clauses (a), (b), and (c) above, that none of Techpoint, any of its subsidiaries or any of their respective representatives will have committed a material breach of the first paragraph of this section in connection with the receipt of such Takeover Proposal and in each such case of clauses (a) and (b) above, the Board of Directors first shall have determined in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law.

The Board of Directors will not take any of the actions referred to in clauses (a) or (b) above unless Techpoint shall have delivered to Parent a prior written notice advising Parent that it intends to take such action. Techpoint will notify Parent promptly (but in no event later than forty-eight (48) hours) after it obtains knowledge of the receipt by Techpoint (or any of its representatives) of any Takeover Proposal or any inquiry, indication of interest, proposal, offer or request for information with respect to, or that would reasonably be expected to lead to a Takeover Proposal. Techpoint will keep Parent reasonably informed, on a reasonably current basis, of the status and material terms of any such Takeover Proposal, inquiry, indication, proposal, offer, or request, including any material amendments or proposed amendments as to price, proposed financing, and other material terms thereof.

The Merger Agreement provides that the term “Superior Proposal” means a written Takeover Proposal that is not solicited in material breach of the first paragraph of this section (except that, for purposes of this definition, each reference in the definition of “Takeover Proposal” to “20% or more” shall be “more than 50%”) that the Board of Directors determines in good faith (after consultation with its financial advisor and outside legal counsel) is (a) reasonably likely to be consummated and (b) if consummated, is more favorable to Techpoint stockholders than the transactions contemplated by the Merger Agreement, in each case, after considering such factors as the Board of Directors considers to be appropriate, including the terms and conditions of the offer, likelihood of consummation, and any revisions to the terms of the Merger Agreement and the Merger proposed by Parent during the Superior Proposal Notice Period (as defined below).

Additionally, the Merger Agreement provides that neither the Board of Directors nor a committee thereof shall effect a Company Adverse Recommendation Change or enter into or permit any subsidiary to enter into a Company Acquisition Agreement, subject to certain exceptions.

Prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal, the Board of Directors may:

•

(a) effect a Company Adverse Recommendation Change with respect to a Superior Proposal or (b) terminate the Merger Agreement in order to enter into a Company Acquisition Agreement with respect to such Superior Proposal; in each case, that did not result, directly or indirectly, from a material breach of the non-solicitation covenants of the Merger Agreement, if: (i) Techpoint promptly notifies Parent, in writing, at least four (4) business days before taking the action described in clause (a) or (b) of this paragraph of its intention to take such action with respect to such Superior Proposal, which notice shall state expressly that Techpoint has received a Takeover Proposal that the Board of Directors intends to declare is a Superior Proposal, and that the Board of Directors intends to take the action described in clause (a) or (b) of this paragraph; (ii) Techpoint specifies the identity of the party making the Superior Proposal and the material terms and conditions thereof in such notice and includes an unredacted copy of the Takeover Proposal and attaches to such notice the most current version of any proposed agreement (which version shall be updated on a prompt basis) for such Superior Proposal and any related documents, including financing documents (which financing documents may include customary redactions), to the extent provided by the relevant party in connection with the Superior Proposal; (iii) Techpoint and its representatives during the Superior Proposal Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including any revision in price, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least two (2) business days remain in the Superior Proposal Notice Period subsequent to the time Techpoint notifies Parent of any such material revision (it being understood that there may be multiple extensions)); and (iv) the Board of Directors determines in good faith, after consulting with its financial advisor and outside legal counsel, that such Takeover Proposal continues to constitute a Superior Proposal (after taking into account any adjustments made by Parent during the Superior Proposal Notice Period in the terms and conditions of the Merger Agreement) and that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law; and

•

effect a Company Adverse Recommendation Change with respect to an Intervening Event (as defined below), if: (a) Techpoint promptly notifies Parent, in writing (email to Parent and Parent’s outside counsel pursuant to the notice provisions of the Merger Agreement being deemed sufficient), at least four (4) business days before effecting a Company Adverse Recommendation Change of its intention to take such action with respect to such Intervening Event, which notice shall advise Parent of the Intervening Event, including a description in reasonable detail of the underlying facts and circumstances giving rise to such Intervening Event (and the reasons for taking such action in reasonable detail), and that the Board of Directors intends to effect a Company Adverse Recommendation Change; (b) Techpoint and its representatives during the Intervening Event Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of the Merger Agreement that obviates the need for the Board of Directors to effect, or cause Techpoint to effect, a Company Adverse Recommendation Change as a result of such Intervening Event; and (c) the Board of Directors determines in good faith, after consulting with its financial advisor and outside legal counsel, that an Intervening Event has occurred and that the failure to effect a Company Adverse Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law. The Board of Directors may not effect a Company Adverse Recommendation Change with respect to an Intervening Event on the basis of any fact or circumstance relating to the time required for obtaining any governmental authorization in connection with the Merger or the transactions contemplated by the Merger Agreement or any condition, undertaking or commitment that may be required or proposed in connection therewith.

The Merger Agreement provides that the term “Intervening Event” means any event, circumstance, change, occurrence, development, or effect that materially affects the business, assets, or operations of Techpoint and that (a) was not known to , nor reasonably foreseeable by, the Board of Directors as of or prior to the date of the Merger Agreement (or if known, the consequences of which are not known nor reasonably foreseeable by the Board of Directors as of or prior to the date of the Merger Agreement) and (b) does not relate to (i) any Takeover Proposal or Superior Proposal or (ii) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Equity Interests or the credit rating of the Company (provided that the underlying events, circumstances, changes, occurrences, developments or effects may be deemed to constitute, or be taken into account in determining whether there has been an Intervening Event).

The Merger Agreement also provides that the Board of Directors or a committee thereof may disclose to Techpoint stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if Techpoint determines, after consultation with its financial advisor and outside legal counsel, that failure to disclose such position would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors under applicable law; provided, however, that any public disclosure (other than any “stop, look and listen” statement made under Rule 14d-9(f) under the Exchange Act) by Techpoint, or the Board of Directors, or any committee thereof relating to any determination, position, or other action by Techpoint, the Board of Directors, or any committee thereof with respect to any Takeover Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Board of Directors expressly and publicly reaffirms the Techpoint Board Recommendation in such disclosure. Nothing in the Merger Agreement will restrict Techpoint, or the Board of Directors, or a committee thereof from making a factually accurate public statement that (a) describes Techpoint’s receipt of a Takeover Proposal; (b) identifies the person, or entity, or group thereof making such Takeover Proposal; (c) provides the material terms of such Takeover Proposal; or (d) describes the operation of the Merger Agreement with respect thereto and any such statement will not, in any case, be deemed to be (i) an adoption, approval, or recommendation with respect to such Takeover Proposal; or (ii) a Company Adverse Recommendation Change.

SEC Filings

The Merger Agreement provides that, as promptly as reasonably practicable, Techpoint will prepare and cause to be filed with the SEC, in preliminary form, this proxy statement.

Special Meeting of Stockholders

Under the terms of the Merger Agreement and subject to applicable law, as soon as reasonably practicable after the date of the Merger Agreement, Techpoint will duly call, give notice of, convene, and hold the Special Meeting and in no event later than forty-five (45) days following the date on which the definitive version of the Proxy Statement is first mailed to holders of the Techpoint common stock. Notwithstanding the foregoing, (a) Techpoint has the right, after good faith consultation with Parent, to, and has agreed to, at the request of Parent, postpone or adjourn the Special Meeting: (i) for the absence of a quorum, (ii) to allow reasonable additional time to solicit additional proxies, taking into account the amount of time until the Special Meeting, at such time that Techpoint has not received a number of proxies that would reasonably be believed to be sufficient to obtain Techpoint stockholder approval of the Merger Agreement Proposal at the Special Meeting, or (iii) to the extent required by applicable law and (b) Techpoint may hold the Special Meeting at a later time after such forty-five (45) day period upon the mutual agreement of Techpoint and Parent.

If the Board of Directors makes a Company Adverse Recommendation Change, it will not alter or avoid Techpoint’s obligation to submit the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement to Techpoint stockholders at the Special Meeting to consider and vote upon, unless the Merger Agreement has been terminated in accordance with its terms (as further described in the section titled “—Termination” below) prior to the Special Meeting.

Delisting and Deregistration

The Merger Agreement provides that to the extent requested by Parent, prior to the Effective Time, Techpoint is required to reasonably cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper, or advisable on its part under applicable laws and the rules, regulations and policies of the TSE to enable the Surviving Corporation’s delisting of Techpoint JDS from the TSE as promptly as practicable, and in any event within two (2) days of the Effective Time.

In addition, if the Merger is completed, the shares of Techpoint JDS will be deregistered under the Exchange Act.

Financing

The consummation of the Merger is not conditioned on Parent’s receipt of any financing. Parent currently anticipates financing the Merger Consideration with cash on hand. If Parent is unable to fund the payment of the Merger Consideration, the Merger will not close.

Certain Other Covenants and Agreements

The Merger Agreement contains certain other covenants and agreements, including covenants (with certain exceptions specified in the Merger Agreement) relating to:

•

requirements of Techpoint to, and to cause each of its subsidiaries to, use commercially reasonable efforts to: (a) provide to Parent and Merger Sub and their respective representatives reasonable access during normal business hours in such a manner as not to interfere unreasonably with the business conducted by Techpoint or any of its subsidiaries, upon prior notice to Techpoint, to the officers, employees, accountants, agents, properties, offices, and other facilities of Techpoint and each of its subsidiaries, and to the books, records, certain contracts, and other assets thereof; and (b) furnish to Parent, Merger Sub and their representatives during normal business hours upon prior notice such information concerning the business, properties, certain contracts, assets, and liabilities of Techpoint and each of its subsidiaries as Parent, Merger Sub, or their representatives may reasonably request;

•

requirements of Techpoint and Parent to obtain the prior written consent of the other party before issuing any public release, statement, announcement, or other disclosure concerning the Merger and the other transactions contemplated by the Merger Agreement;

•

requirements of Parent to cause the Surviving Corporation and each of its subsidiaries, as applicable, to provide each Techpoint employee and its subsidiaries immediately after the Effective Time with certain base salaries or wage level, annual target bonus opportunities, and retirement, health and welfare plan benefits;

•

indemnification obligations of the Surviving Corporation (as successor in interest to Techpoint as of the Effective Time) with respect to, at the Effective Time, any present or former directors or officers of Techpoint or any of its subsidiaries (see “Proposal 1: Approval of the Merger Agreement—Indemnification”);

•

requirements of Merger Sub to not engage in any activity except for activities contemplated by, related to or in furtherance of the Merger and the other transactions contemplated by the Merger Agreement or as provided in or contemplated by the Merger Agreement;

•

requirements of each of Techpoint and the Board of Directors to grant such approvals and take such actions as are necessary to allow for the consummation of the transactions contemplated by the Merger Agreement if any anti-takeover law becomes or is deemed to be applicable to Parent, Merger Sub, Techpoint, the Merger, or any other transaction contemplated by the Merger Agreement;

•

requirements of Techpoint and Parent to take all steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of Techpoint common stock (including derivative securities) that are treated as dispositions under such rule and result from the transactions contemplated by the Merger Agreement by each director or officer of Techpoint who is subject to the reporting requirements of Section 16(a) of the Exchange Act; and

•

Parent’s right to participate in the defense and settlement of certain proceedings commenced against Techpoint or any of its directors by any Techpoint stockholder relating to the Merger Agreement or the transactions contemplated by the Merger Agreement.

Termination

The Merger Agreement may be terminated at any time prior to the Closing by the mutual written consent of Techpoint, Parent, and Merger Sub.

In addition, either Techpoint or Parent may terminate the Merger Agreement if:

•

the Merger has not been consummated on or before the End Date; provided, however, that, if the Closing shall not have occurred prior to such date as a result of any Required Regulatory Authorization not having been obtained, such End Date may be extended by either Parent or Techpoint on only one (1) occasion for a period of three (3) months by written notice to the other party no later than ten (10) Business Days prior to the then existing End Date; provided, further, that this right to terminate the Merger Agreement will not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the principal cause of, or primarily resulted in, the failure of the Merger to be consummated on or before the End Date;

•

any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement, and such law or order shall have become final and non-appealable; provided, however, that this right to terminate the Merger Agreement shall not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement, or entry of any such law or order;

•

the Merger Agreement has been submitted to Techpoint’s stockholders for adoption at the Special Meeting and Techpoint stockholder approval of the Merger Agreement Proposal is not obtained at such meeting (unless such meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); or

•	a CFIUS Turndown.

In addition, Parent may terminate the Merger Agreement if:

•	a Company Adverse Recommendation Change has occurred or Techpoint has approved or adopted, or recommended the approval or adoption of, any Company Acquisition Agreement;

•

there has been a breach of any representation, warranty, covenant, or agreement on the part of Techpoint set forth in the Merger Agreement such that the conditions to the closing of the Merger (as described above in “—Conditions to the Merger”) would not be satisfied and, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (a) thirty (30) days after written notice thereof is given by Parent to Techpoint, or (b) the End Date; provided, further, that Parent shall not have this right to terminate the Merger Agreement if Parent or Merger Sub is then in material breach of any representation, warranty, covenant, or obligation thereunder, which material breach would give rise to the failure of a certain condition to Closing;

•

any applicable governmental entity of competent jurisdiction will have enacted, promulgated, enforced or entered any law or order that would result in, any Burdensome Condition, and such law or order will have become final and non-appealable; provided that Parent shall not have this right to terminate the Merger Agreement if Parent’s or Merger Sub’s material breach of any representation, warranty, covenant or obligation set forth in the Merger Agreement has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement or entry of any such law or order; or

•

if any applicable governmental entity of competent jurisdiction has informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant governmental entity in good faith until the End Date unless Techpoint agrees to a shorter period in writing.

In addition, Techpoint may terminate the Merger Agreement if:

•

prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal at the Special Meeting, the Board of Directors authorizes Techpoint, subject to material compliance with the non-solicitation provisions of the Merger Agreement, to enter into a Company Acquisition Agreement in respect of a Superior Proposal; provided, that prior to or concurrently with such termination, Techpoint shall have paid the termination fees described below under “—Termination Fee Payable in Certain Circumstances;”

•

there has been a breach of any representation, warranty, covenant, or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement such that the conditions to the Closing of Techpoint (as described above in “—Conditions to the Merger”) would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (a) thirty (30) days after written notice thereof is given by Techpoint to Parent, or (b) the End Date; provided further, that Techpoint shall not have this right to terminate the Merger Agreement if Techpoint is then in material breach of any representation, warranty, covenant, or obligation thereunder which material breach would give rise to the failure of a certain condition to Closing; or

•

(a) the mutual Closing Conditions and the conditions to the Closing of Parent and Merger Sub (as described above in “—Conditions to the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) have been satisfied or waived in accordance with the Merger Agreement, (b) Techpoint has indicated in writing to Parent that Techpoint is ready, willing, and able to consummate the Merger, (c) Parent and Merger Sub fail to consummate the Merger within four (4) business days following the date on which the Closing should have occurred pursuant to the closing provisions of the Merger Agreement (or, if the End Date falls within such four (4)-business day period, by the End Date) and (d) during such four (4)-business day period described in clause (c) above (or, if the End Date falls within such four (4)-business day period, during the period between the date on which the Closing should have occurred pursuant to the closing provisions of the Merger Agreement and the End Date), Techpoint stood ready, willing, and able to consummate the Merger and the other transactions contemplated by the Merger Agreement.

If the Merger Agreement is properly and validly terminated pursuant to the termination provisions thereof, it will become void and of no further force and effect, with no liability on the part of any party to the Merger Agreement (or any stockholder, director, officer, employee, agent, or representative of such party) to any other party or parties to the Merger Agreement, except with respect to (a) certain provisions, including the fees described below under “—Termination Fee Payable in Certain Circumstances,” certain confidentiality agreements, and other general provisions (and any related definitions contained in any such provisions), which shall remain in full force and effect, and (b) any liabilities or damages incurred or suffered by a party or parties to the Merger Agreement, solely to the extent such liabilities or damages were due to a Willful Breach (as defined below) or Fraud (as defined below) by another party of any of its representations, warranties, covenants, or other agreements set forth in the Merger Agreement.

Termination Fee Payable in Certain Circumstances

The Merger Agreement provides that in the event of termination of the Merger Agreement prior to the Closing under the circumstances described below, Techpoint or Parent may be required to pay a termination fee to the other party. For purposes of determining any fees and expenses payable following termination of the Merger Agreement, all references in the definition of Takeover Proposal to “20%” shall be deemed to be references to “50%” instead.

Techpoint would be required to pay Parent a termination fee in an aggregate amount of $7,520,000 (the “Techpoint Termination Fee”) in the event the Merger Agreement is terminated by:

•	Parent if a Company Adverse Recommendation Change has occurred or Techpoint has approved or adopted, or recommended the approval or adoption of, any Company Acquisition Agreement;

•

Techpoint if prior to the receipt of Techpoint stockholder approval of the Merger Agreement Proposal at the Special Meeting, the Board of Directors authorizes Techpoint, subject to material compliance with the non-solicitation provisions of the Merger Agreement, to enter into a Company Acquisition Agreement in respect of a Superior Proposal;

•

Parent if there is a breach of any representation, warranty, covenant, or agreement on the part of Techpoint set forth in the Merger Agreement such that certain conditions to the Closing of Parent and Merger Sub (as described above in “—Conditions to the Merger”) would not be satisfied and, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (a) thirty (30) days after written notice thereof is given by Parent to Techpoint or (b) the End Date, and (1) prior to such termination, a Takeover Proposal is publicly disclosed or otherwise made or communicated to Techpoint or the Board of Directors; and (2) within twelve (12) months following the date of such termination, Techpoint has (x) entered into a definitive agreement with respect to the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration;

•

Techpoint or Parent if, prior to the Techpoint stockholder approval of the Merger Agreement Proposal, the Merger has not been consummated on or before the End Date and (1) prior to such termination, a Takeover Proposal is publicly disclosed or otherwise made or communicated to Techpoint or the Board of Directors; and (2) within twelve (12) months following the date of such termination, Techpoint has (x) entered into a definitive agreement with respect to the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration; or

•

Techpoint or Parent if the Merger Agreement has been submitted to Techpoint’s stockholders for adoption at the Special Meeting and Techpoint stockholder approval of the Merger Agreement Proposal is not obtained at such meeting, and (1) prior to such termination, a Takeover Proposal is publicly disclosed; and (2) within twelve (12) months following the date of such termination, Techpoint has (x) entered into a definitive agreement with respect to the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration.

Parent would be required to pay Techpoint a termination fee in an aggregate amount of $12,000,000 (the “Regulatory Termination Fee”) in the event the Merger Agreement is terminated:

•

by Techpoint or Parent because the Merger has not been consummated on or before the End Date and at the time of such termination, the mutual Closing Conditions and the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger are satisfied or capable of being satisfied (other than those conditions (X) related to Antitrust Filings, CFIUS Approval, Taiwan DIR Approval, a governmental prohibition from a Specified Government Entity (as defined in the Merger Agreement or Burdensome Conditions), (Y) that by their nature are to be satisfied at the Closing, and (Z) that are not satisfied, in whole or in part, because of actions (or inactions) by Parent or any of its Affiliates (as defined in the Merger Agreement));

•	by Techpoint or Parent due to a governmental prohibition from a Specified Government Entity;

•	by Techpoint or Parent due to a CFIUS Turndown;

•

by Parent if any applicable governmental entity having jurisdiction over any party to the Merger Agreement has enacted, promulgated, enforced or entered any final and non-appealable law or order that would result in, any Burdensome Condition;

•

by Parent if any applicable governmental entity having jurisdiction over any party to the Merger Agreement has informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant governmental entity in good faith; or

•

by Techpoint if (a) the mutual Closing Conditions and the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger are satisfied or capable of being satisfied (other than those conditions that by their nature are to be satisfied at the Closing), (b) Techpoint has indicated in writing to Parent that Techpoint is ready, willing and able to consummate the Merger, (c) Parent and Merger Sub fail to consummate the Merger within four business days following the date on which the Closing should have occurred pursuant to the Merger Agreement (or, if the End Date falls within such four (4)-business day period, by the End Date) and (d) during such four (4)-business day period (or, if the End Date falls within such four (4)-business day period, during the period between the date on which the Closing should have occurred pursuant to the Merger Agreement and the End Date), Techpoint stood ready, willing and able to consummate the Merger and the other transactions contemplated by the Merger Agreement.

The parties have acknowledged and agreed that (a) the right to receive the Techpoint Termination Fee or the Regulatory Termination Fee under the Merger Agreement will not limit or otherwise affect Techpoint’s, Parent’s or Merger Sub’s right to specific performance under the Merger Agreement; and (b) in no event will Techpoint be obligated to pay the Techpoint Termination Fee, or will Parent be obligated to pay the Regulatory Termination Fee, on more than one occasion.

Except in the case of a Willful Breach of the Merger Agreement or Fraud by Techpoint (in which case Parent will be entitled to seek monetary damages, recovery, or award from Techpoint), or by Parent or Merger Sub (in which case Techpoint will be entitled to seek monetary damages, recovery, or award from Parent or Merger Sub), as the case may be, the parties agree that:

•

Parent’s right to receive payment of the Techpoint Termination Fee will constitute the sole and exclusive monetary remedy of Parent and Merger Sub against Techpoint, its subsidiaries, and their related parties (the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform thereunder, and upon payment of such amount, none of the Company Related Parties will have any further liability or obligation relating to or arising out of the Merger Agreement or the transactions contemplated by the Merger Agreement, subject to certain exceptions;

•

Techpoint’s right to receive payment of the Regulatory Termination Fee will constitute the sole and exclusive monetary remedy of Techpoint against Parent and Merger Sub, and their related parties (the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to the transactions contemplated by the Merger Agreement to be consummated due to a failure to obtain any of the Required Regulatory Authorizations, a failure to satisfy the closing conditions due to prohibiting laws or orders that would make consummation of the Merger or the other transactions contemplated by the Merger Agreement illegal or prohibited or Burdensome Conditions or for a breach or failure to take appropriate actions to make and obtain applicable governmental filings and consents to consummate the Merger and the other transactions contemplated by the Merger Agreement (each, a “Regulatory Authorization Claim”), and upon payment of such amount, none of the Parent Related Parties will have any further liability or obligation relating to or arising out of any Regulatory Authorization Claims; and

•

if actually paid in full, the Techpoint Termination Fee or the Regulatory Termination Fee, as the case may be, will represent the sole and exclusive remedy of Parent and Merger Sub, or of Techpoint, as the case may be, in the circumstances in which such fee is payable, and Parent and its affiliates or Techpoint and its affiliates, as the case may be, will not be entitled to bring or maintain any other claim, action or proceeding against the Company Related Parties, or the Parent Related Parties, as the case may be, shall be precluded from any other remedy against the Company Related Parties, or the Parent Related Parties, as the case may be, at law, in equity, in contract, in tort, or otherwise, and will not seek to obtain any recovery or judgment against the Company Related Parties, or the Parent Related Parties, as the case may be, in connection with or arising out of the termination of the Merger Agreement or any ancillary agreement, any breach by the Company Related Parties, or the Parent Related Parties, as the case may be, giving rise to such termination, the failure of the transactions contemplated by the Merger Agreement to be consummated, the failure by the Company Related Parties, or the Parent Related Parties, as the case may be, to perform their respective obligations under the Merger Agreement or any ancillary agreement (other than certain confidentiality agreements) or failure by the Company Related Parties, or the Parent Related Parties, as the case may be, to perform any obligation under law.

The Merger Agreement provides that the term “Willful Breach” means a material breach of or material failure to perform a covenant or agreement in the Merger Agreement caused by an act or a failure to act, on the part of the breaching party with the actual knowledge (assuming reasonable investigation) that such act or failure to act would result in or constitute a material breach of the Merger Agreement.

The Merger Agreement provides that the term “Fraud” means, with respect to a party, Delaware common law fraud of a representation or warranty in the Merger Agreement made by such party, involving an actual and intentional misrepresentation of a material fact, (a) with respect to Techpoint, to Techpoint’s knowledge, or (b) with respect to Parent or Merger Sub, to Parent’s or Merger Sub’s knowledge, of its falsity and made for the purpose of inducing the other party to act. For the avoidance of doubt, Fraud shall not include any claim for equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, fraud by reckless or negligent misrepresentations, or any tort based on negligence or recklessness.

Governing Law

The Merger Agreement is governed by and construed in accordance with the laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Forum

The parties to the Merger Agreement have agreed to submit to the exclusive jurisdiction of the Delaware Court of Chancery or any federal court sitting in the State of Delaware in any proceeding arising out of or relating to the Merger Agreement or the other transactions contemplated by the Merger Agreement, and each of the parties (a) has agreed not to commence any such proceeding except in such courts, (b) has agreed that any claim in respect of any such proceeding may be heard and determined in such courts, (c) has waived, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding in any such courts, and (d) has waived, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such proceeding in any such courts. Each of the parties has agreed that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to the Merger Agreement has irrevocably consented to service of process in the manner provided for notices in the Merger Agreement.

Each of the parties has also agreed to waive any right it may have to a trial by jury in respect of any proceeding directly or indirectly arising out of or relating to the Merger Agreement and any of the agreements delivered in connection with or the transactions contemplated by the Merger Agreement.

Assignment

The Merger Agreement provides that neither Parent or Merger Sub, on the one hand, nor Techpoint, on the other hand, may directly or indirectly assign its rights or obligations hereunder, voluntarily or involuntarily, including by a change of control event, merger (whether or not such party is the surviving corporation), operation of law, or any other manner, without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that prior to the Effective Time, Merger Sub may, without the prior written consent of Techpoint, assign all or any portion of its rights under the Merger Agreement to Parent or to one or more of Parent’s direct or indirect wholly owned subsidiaries.

No Third Party Beneficiaries

The Merger Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in the Merger Agreement, express or implied, other than pursuant to certain provisions, including with respect to indemnification and insurance and fees and expenses following termination, is intended to or shall confer upon any other person or entity any right, benefit, or remedy of any nature whatsoever under or by reason of the Merger Agreement.

Waiver

Prior to the Effective Time, Parent or Merger Sub, on the one hand, or Techpoint, on the other hand, may:

•	extend the time for the performance of any of the obligations of the other party(ies);

•	waive any inaccuracies in the representations and warranties of the other party(ies) contained in the Merger Agreement or in any document delivered pursuant thereto; and

•	waive compliance with any of the covenants, agreements, or conditions contained in the Merger Agreement unless prohibited by applicable law.

Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights.

Specific Performance

The parties to the Merger Agreement have agreed that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provisions of the Merger Agreement were not performed in accordance with their specific terms, and that the parties to the Merger Agreement are entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions of the Merger Agreement without obtaining, furnishing, or posting any bond or similar instrument. In addition, the parties to the Merger Agreement have explicitly agreed that Techpoint shall have the right to an injunction, specific performance, or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger.

Amendment

The Merger Agreement provides that it may be amended or supplemented by written agreement signed by the parties to the Merger Agreement prior to the Effective Time, provided, however, that following the receipt of Techpoint stockholder approval of the Merger Agreement Proposal, no amendment or supplement to the provisions of the Merger Agreement will be made which by law requires further approval by Techpoint stockholders without such approval.

Voting Agreement

The summary of the Voting Agreement below is qualified in its entirety by the contents of the Voting Agreement, a copy of which is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement. Techpoint stockholders are urged to read the Voting Agreement in its entirety. The summary of the Voting Agreement described below has been included to provide Techpoint stockholders with information regarding their terms. The rights and obligations of the parties to these agreements are governed by the express terms of the agreements and not by this summary or any other information included in this document. This summary is not intended to provide any other factual information about Techpoint, Parent, or Merger Sub. Information about Techpoint, Parent, and Merger Sub can be found elsewhere in this proxy statement and, in the case of Techpoint, in the documents incorporated by reference into this proxy statement.

In connection with the Merger Agreement, Techpoint, Parent, and the Stockholder Signatories, which include Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu, entered into the Voting Agreement which contains, among other things, an agreement by each Stockholder Signatory to vote or cause to be voted all Voting Agreement Shares: (i) for the approval of the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents; and (ii) against any action, proposal, transaction or agreement that would reasonably be expected to, prevent, impede, interfere with, delay or adversely affect in any material respect the consummation of the Merger. The Stockholder Signatories have also agreed not to, among other things, sell, transfer, assign, pledge, give, tender in any tender or exchange offer or similarly dispose of any Voting Agreement Shares, subject to certain exceptions. The Voting Agreement automatically terminates upon the earliest of the Effective Time, the valid termination of the Merger Agreement, a Company Adverse Recommendation Change, and the date on which any amendment to the Merger Agreement is effected, or any waiver of Techpoint’s rights under the Merger Agreement is granted, in each case, without the Stockholder Signatories’ prior written consent, that (i) diminishes the Merger Consideration to be received by the stockholders of Techpoint or (ii) changes the form in which the Merger Consideration is payable to the stockholders of Techpoint. As of February 28, 2025, the Stockholder Signatories beneficially owned in the aggregate approximately 43.3% of the total issued and outstanding shares of Techpoint common stock, of which an aggregate of approximately 33.8% is beneficially owned by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu. Pursuant to the Voting Agreement, a portion of the shares of Techpoint common stock held by the Stockholder Signatories representing an aggregate of approximately 32.1% (including 22.5% held in the aggregate by Fumihiro Kozato, Dr. Feng Kuo, and Fun-Kai Liu) of the outstanding shares of Techpoint common stock (including shares of Techpoint common stock underlying JDS, if applicable) as of February 28, 2025 are subject to the Voting Agreement.

PROPOSAL 2: THE COMPENSATION PROPOSAL

At the Special Meeting, Techpoint stockholders will be asked to vote on a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation that will or may be paid or become payable to Techpoint’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement. Under Section 14A of the Exchange Act, Techpoint is required to provide its stockholders with the opportunity to vote and approve, on an advisory (non-binding) basis, the compensation that will or may be made by Techpoint to its named executive officers in connection with the Merger, as disclosed in “Proposal 1: Approval of the Merger Agreement—Interests of Techpoint’s Directors and Executive Officers in the Merger—Quantification of Potential Payments to Techpoint’s Named Executive Officers in Connection with the Merger” and “Proposal 1: Approval of the Merger Agreement—Interests of Techpoint’s Directors and Executive Officers in the Merger—Techpoint ‘Golden Parachute’ Compensation,” including the table titled “Techpoint ‘Golden Parachute’ Compensation” and accompanying footnotes. Accordingly, Techpoint stockholders are being provided with the opportunity to cast an advisory vote on such payments. The Board of Directors recommends that Techpoint stockholders vote in favor of the following resolution, on an advisory (non-binding) basis:

“RESOLVED, that the compensation that will or may become payable to the named executive officers of Techpoint, Inc. in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in “Proposal 1: Approval of the Merger Agreement—Interests of Techpoint’s Directors and Executive Officers in the Merger—Quantification of Potential Payments to Techpoint’s Named Executive Officers in Connection with the Merger” and “Proposal 1: Approval of the Merger Agreement—Interests of Techpoint’s Directors and Executive Officers in the Merger—Techpoint ‘Golden Parachute’ Compensation” (which disclosure includes the Techpoint “Golden Parachute” Compensation table required pursuant to Item 402(t) of Regulation S-K) is hereby APPROVED.”

Since the Board of Directors believes that it is in Techpoint’s and Techpoint stockholders’ best interest to effect the “golden parachute” compensation payments, the Board of Directors recommends that Techpoint stockholders approve Proposal 2 on an advisory (non-binding) basis. As an advisory vote, the Compensation Proposal is not binding upon Techpoint, the Board of Directors, or the compensation committee of the Board of Directors, and approval of this proposal is not a condition to Closing. Accordingly, if the Merger closes, the compensation payments described in the Compensation Proposal that are contractually required to be paid by Techpoint to its named executive officers will remain in place, subject only to the existing conditions applicable thereto, regardless of the outcome of the advisory (non-binding) vote of Techpoint stockholders.

Required Vote

The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve, on an advisory (non-binding) basis, the Compensation Proposal. The approval of Proposal 2 will not affect the approval of any other proposal at the Special Meeting, including Proposals 1 and 3.

Assuming a quorum is present, (a) a failure to be represented by proxy or attend the Special Meeting will have no effect on the outcome of the Compensation Proposal, (b) abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal and (c) “broker non-votes” (if any) will have no effect on the outcome of the Compensation Proposal. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Shares of Techpoint common stock (including shared underlying JDS) represented by properly executed, timely received, and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Techpoint stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Techpoint common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting, and all of such shares will be voted as recommended by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TECHPOINT STOCKHOLDERS VOTE “FOR” THE COMPENSATION PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

At the Special Meeting, Techpoint stockholders may be asked to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting. The approval of Proposal 1 is required for closing of the Merger. Since the Board of Directors believes that it is in Techpoint’s and Techpoint stockholders’ best interest to engage in the Merger, the Board of Directors recommends that Techpoint stockholders approve Proposal 3, which would allow for the adjournment of the Special Meeting if there were not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Required Vote

The affirmative vote of the holders of a majority of the voting power of the Techpoint common stock present in person or represented by proxy and entitled to vote at the Special Meeting, where a quorum is present at the Special Meeting, is required to approve the Adjournment Proposal.

Assuming a quorum is present, (a) a failure to be represented by proxy or attend the Special Meeting will have no effect on the outcome of the Adjournment Proposal, (b) abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and (c) “broker non-votes” (if any) will have no effect on the outcome of the Adjournment Proposal. Since all proposals presented to Techpoint stockholders will be considered non-routine, we do not anticipate any broker non-votes at the Special Meeting. Shares of Techpoint common stock (including shared underlying JDS) represented by properly executed, timely received, and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Techpoint stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Techpoint common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting, and all of such shares will be voted as recommended by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TECHPOINT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Techpoint common stock as of February 28, 2025, except as otherwise indicated, by:

•	each person who is known by Techpoint to own beneficially more than five percent of Techpoint’s issued and outstanding shares of common stock as of February 28, 2025 (“5% Beneficial Owners”).

•	each current Techpoint director;

•	each of the persons named in the Summary Compensation Table in Techpoint’s annual report on Form 10-K for the year ended December 31, 2024 (“Named Executive Officers”); and

•	all current Techpoint directors and executive officers as a group.

The percentage ownership information below is based on 18,712,175 shares of Techpoint common stock outstanding (including 7,808,352 JDS) as of February 28, 2025. Each JDS represents one share of common stock. Information given below regarding the 5% Beneficial Owners is based solely on information provided by such persons in filings with the SEC on Schedules 13D or 13G. Beneficial ownership is determined under the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Accordingly, the information in the table below may not be consistent with, and is not intended to indicate, ownership of such shares for other purposes. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. In addition to shares of Techpoint common stock or JDS, in accordance with SEC rules, the number of shares of Techpoint common stock beneficially owned includes shares of Techpoint common stock issuable pursuant to the exercise of stock options or other convertible securities that are either immediately exercisable or exercisable, or in the case of restricted stock units, which may vest, within 60 days of February 28, 2025. These shares are deemed to be outstanding and beneficially owned by the person of those options, securities, or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of February 28, 2025, plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the numerator and denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Unless otherwise indicated, the address for each person is c/o Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131.

Name	Shares Beneficially Owned	Percent of Shares Outstanding
5% Beneficial Owners:
Akiko Kozato(1)	1,788,888	9.6%
Named Executive Officers and Directors:
Fumihiro Kozato(2)	1,926,888	10.2%
Feng Kuo, Ph.D.(3)	3,421,256	18.2%
Fun-Kai Liu(4)	1,053,146	5.6%
Robert Cochran	55,125	*
Yaichi Aoshima, Ph.D.	62,625	*
Michelle Ho(5)	6,333	*
Darron Ma(6)	90,494	*
All directors and current executive officers as a group (7 persons(7))	6,615,867	34.9%

*	Less than 1 percent.

(1)

Based solely on a Schedule 13G filed on February 14, 2018 by Akiko Kozato, Akiko Kozato has sole voting and sole dispositive power with respect to 1,788,888 shares. The principal business office of Akiko Kozato is c/o Techpoint, Inc., 2550 N. First Street, #550, San Jose, CA 95131.

(2)

Represents 1,818,888 shares of common stock held jointly by Mr. Kozato and Masako Kozato, and 108,000 shares underlying an option to purchase common stock held by Mr. Kozato, which is exercisable within 60 days of February 28, 2025.

(3)

Consists of (a) 1,360,000 shares of common stock and 88,000 shares underlying an option to purchase common stock which is exercisable within 60 days of February 28, 2025 held by Dr. Kuo; (b) 998,256 shares of common stock and 5,000 shares underlying an option to purchase common stock subject to early exercise which is exercisable within 60 days of February 28, 2025 held by Emily Ku, Dr. Kuo’s daughter; and (c) 970,000 shares of common stock held by Amanda Ku, Dr. Kuo’s daughter.

(4)	Consists of 1,029,500 shares of common stock, as well as 23,646 shares underlying an option to purchase common stock which is exercisable within 60 days of February 28, 2025.
(5)	Consists of 5,396 shares of common stock and 937 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of February 28, 2025.
(6)	Consists of 11,802 shares of common stock and 78,692 shares underlying JDS.
(7)

Consists of an aggregate of 6,311,592 shares of common stock and 78,692 shares underlying JDS, as well as 224,646 shares underlying options to purchase common stock which are exercisable within 60 days of February 28, 2025, and 937 shares of common stock issuable pursuant to the vesting of restricted stock units within 60 days of February 28, 2025.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of Techpoint stockholders. However, if the Merger is not completed, Techpoint stockholders will continue to be entitled to attend and participate in stockholder meetings.

There will be no 2025 annual meeting or future annual meetings of Techpoint stockholders if the Merger is completed.

As described in our annual proxy statement for the 2024 Annual Meeting of Stockholders, filed on April 19, 2024, if a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders, the proponent and the proposal must comply with our Bylaws and the proxy proposal submission rules of the SEC. One of the requirements for submitting proposals for the 2025 Annual Meeting of Stockholders is that the proposal is required to be received by our Secretary no later than December 20, 2024. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail—Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2025 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the date the proxy statement was provided to stockholders in connection with the preceding year’s annual meeting of stockholders, therefore we must receive notice of the proposal in writing between December 20, 2024 and January 19, 2025; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting and the 10th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE

Techpoint files annual, quarterly, and current reports, proxy statements, and other information with the SEC. Techpoint’s SEC filings are also available to the public on the SEC’s website at www.sec.gov. In addition, Techpoint’s SEC filings are also available to the public on Techpoint’s website, https://investor.Techpoint.com/ financial-information/sec-filings. Techpoint’s website address are provided as inactive textual references only. Information contained on Techpoint’s website is not incorporated by reference into this proxy statement, and you should not consider information contained on that website as part of this proxy statement.

The SEC permits Techpoint to “incorporate by reference” information into this proxy statement. This means that Techpoint can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is considered a part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or by information contained in documents filed with or furnished to the SEC after the date of the information that is incorporated by reference in this proxy statement.

This proxy statement incorporates by reference the documents set forth below that have been previously filed with the SEC, other than, in each case, documents or information deemed to have been furnished and not filed according to SEC rules. These documents contain important information about Techpoint and its financial condition.

Techpoint SEC Filings (SEC File Number 001-32622)	Period or Date Filed
Annual Report on Form 10-K	Fiscal year ended December 31, 2024
Current Reports on Form 8-K	Filed January 15, 2025
Description of Securities contained in Exhibit 4.4 on Form 10-K for the year ended December 31, 2024, including any amendments or reports filed for the purposes of updating that description.	March 5, 2025

In addition, Techpoint also incorporates by reference additional documents that Techpoint may file with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting. These documents include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as proxy statements.

Notwithstanding the foregoing, Techpoint will not incorporate by reference in this proxy statement any documents or portions thereof that are not deemed “filed” with the SEC, including any information furnished pursuant to Item 2.02 or Item 7.01 or otherwise of Techpoint’s Current Reports on Form 8-K, after the date of this proxy statement unless, and except to the extent, specified in such Current Reports.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Documents incorporated by reference are available from Techpoint, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this proxy statement. You can obtain copies of this proxy statement and any documents incorporated by reference in this proxy statement from the SEC’s website or from Techpoint’s website as described above or by requesting them in writing or by telephone from Techpoint at the following address and telephone number:

Techpoint, Inc.

2550 N. First Street #550

San Jose, California 95131

Attention: Investor Relations

Telephone: (408) 324-0588

In order for you to receive timely delivery of this proxy statement in advance of the special meeting of Techpoint stockholders to be held on May 2, 2025 and any adjournment or postponement thereof, the “Special Meeting,” you must request the information no later than April 22, 2025.

The requested documents will be provided by first class mail or other similarly prompt means.

If you have any questions concerning the Merger, the Special Meeting, or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Techpoint common stock, please contact the Company by mail at Techpoint, Inc., 2550 N. First Street #550, San Jose, California 95131, Attention: Investor Relations, or by calling (408) 324-0588.

MISCELLANEOUS

Techpoint has supplied all information relating to Techpoint, Parent has supplied, and Techpoint has not independently verified, all of the information relating to Parent, Merger Sub, and their affiliates contained in this proxy statement. Parent has supplied, and Techpoint has not independently verified, all of the information relating to Parent and its affiliates contained in this proxy statement.

You should rely only on the information contained in this proxy statement, the annexes to this proxy statement, and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information or make any representation about the Merger or the Special Meeting that is different from what is contained in this proxy statement or in any of the materials that are incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. This proxy statement is dated March 17, 2025. The information contained in this proxy statement speaks only as of the date of this document, unless the information specifically indicates that another date applies. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and you should not assume that the information contained in any document incorporated by reference herein is accurate as of any date other than the date of such document, and neither the mailing of this proxy statement to the Techpoint stockholders, nor the taking of any actions contemplated hereby by Techpoint at any time, will create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

ASMEDIA TECHNOLOGY INC.,

APEX MERGER SUB INC.

and

TECHPOINT, INC.

Dated as of January 15, 2025

ARTICLE 1 THE MERGER		A-2

1.1	The Merger	A-2
1.2	Closing and Effective Time of the Merger	A-3

ARTICLE 2 CONVERSION OF SECURITIES IN THE MERGER		A-3

2.1	Conversion of Securities	A-3
2.2	Payment for Securities; Surrender of Certificates	A-3
2.3	Dissenting Shares	A-6
2.4	Treatment of Stock Options, Restricted Stock Units, and Japanese Depository Shares	A-6
2.5	Withholding Rights	A-7
2.6	Adjustments	A-7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-8

3.1	Corporate Organization	A-8
3.2	Capitalization	A-8
3.3	Authority; Execution and Delivery; Enforceability	A-10
3.4	No Conflicts	A-11
3.5	Disclosure Documents; Financial Statements; Undisclosed Liabilities	A-11
3.6	Absence of Certain Changes or Events	A-13
3.7	Proxy Statement and Tokyo Stock Exchange Announcement	A-13
3.8	Legal Proceedings	A-14
3.9	Compliance with Laws and Orders	A-14
3.10	Governmental Authorizations; Permits	A-16
3.11	Employee Benefit Plans	A-17
3.12	Employee and Labor Matters	A-18
3.13	Environmental Matters	A-19
3.14	Real Property; Title to Assets	A-20
3.15	Tax Matters	A-21
3.16	Material Contracts	A-22
3.17	Intellectual Property	A-24
3.18	Insurance	A-27
3.19	Broker’s Fees	A-27
3.20	Related Party Transactions	A-27
3.21	Takeover Statutes; Rights Plans	A-27
3.22	Opinion of Financial Advisor	A-27
3.23	Customers and Suppliers	A-27
3.24	No Other Representations or Warranties	A-28

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-29

4.1	Corporate Organization	A-29
4.2	Authority, Execution and Delivery; Enforceability	A-29
4.3	No Conflicts	A-29
4.4	Litigation	A-30
4.5	Financial Capability	A-30
4.6	Proxy Statement and Tokyo Stock Exchange Announcement	A-30
4.7	Ownership of Company Capital Stock	A-31
4.8	Solvency	A-31
4.9	Ownership of Merger Sub	A-31
4.10	No Stockholder and Management Arrangements	A-31
4.11	Brokers	A-31
4.12	No Other Representations and Warranties	A-31

A-i

ARTICLE 5 COVENANTS		A-32

5.1	Conduct of Business by the Company Pending the Closing	A-32
5.2	Access to Information; Confidentiality	A-35
5.3	Non-Solicitation	A-36
5.4	Stockholders Meeting; Proxy Materials; Merger Sub Approval	A-38
5.5	Appropriate Action; Consents; Filings	A-39
5.6	Public Announcements	A-42
5.7	Employee Benefit Matters	A-42
5.8	Indemnification and Insurance	A-43
5.9	Parent Agreements Concerning Merger Sub	A-45
5.10	Takeover Statutes	A-45
5.11	Section 16 Matters	A-45
5.12	Stockholder Litigation	A-45
5.13	Stock Exchange Delisting	A-45
5.14	Conduct of Business by Parent Pending the Merger	A-46
5.15	Indirect Capital Gains Tax	A-46
5.16	Non-USRPHC Certificate	A-46

ARTICLE 6 CONDITIONS TO CONSUMMATION OF THE MERGER		A-46

6.1	Conditions to Obligations of Each Party Under This Agreement	A-46
6.2	Conditions to Obligations of Parent and Merger Sub Under This Agreement	A-46
6.3	Conditions to Obligations of the Company Under This Agreement	A-47
6.4	Frustration of Closing Conditions	A-47

ARTICLE 7 TERMINATION, AMENDMENT AND WAIVER		A-48

7.1	Termination by Mutual Consent	A-48
7.2	Termination by Either Parent or the Company	A-48
7.3	Termination By Parent	A-48
7.4	Termination by the Company	A-49
7.5	Notice of Termination; Effect of Termination	A-49
7.6	Fees and Expenses Following Termination.	A-50
7.7	Amendment	A-52
7.8	Waiver	A-52

ARTICLE 8 GENERAL PROVISIONS		A-53

8.1	Non-Survival of Representations, Warranties and Covenants	A-53
8.2	Notices	A-53
8.3	Definitions	A-54
8.4	Headings	A-65
8.5	Severability	A-65
8.6	Entire Agreement	A-65
8.7	Assignment	A-65
8.8	No Third Party Beneficiaries	A-66
8.9	Mutual Drafting; Interpretation	A-66
8.10	Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury	A-66
8.11	Counterparts	A-67
8.12	Specific Performance; Remedies Cumulative	A-67
8.13	Disclaimer of Projections	A-68

Exhibits

Exhibit A	Form of Certificate of Incorporation of Surviving Corporation

Exhibit B	Form of Bylaws of the Surviving Corporation

A-ii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of January 15, 2025 (this “Agreement”), is made by and among ASMedia Technology Inc., a Taiwanese corporation (“Parent”), Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Techpoint, Inc., a Delaware corporation (the “Company”). All capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 8.3 or as otherwise defined elsewhere in this Agreement unless the context clearly indicates otherwise.

RECITALS

WHEREAS, the Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), pursuant to which, except as otherwise provided in the Agreement, each share of common stock, no par value, of the Company issued and outstanding immediately prior to the Effective Time (the “Company Common Stock” or the “Shares”) shall be converted into the right to receive the Merger Consideration;

WHEREAS, the Board of Directors of Merger Sub has, upon the terms and subject to the conditions set forth herein, approved for Merger Sub to enter into this Agreement and consummate the Transactions, including the Merger;

WHEREAS, the Board of Directors of Parent has, upon the terms and subject to the conditions set forth herein, approved this Agreement and the Transactions, including the Merger, and Parent, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, adopting this Agreement;

WHEREAS, the Board of Directors of the Company (the “Company Board”) has, upon the terms and subject to the conditions set forth herein, unanimously: (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of the Company and its stockholders; (ii) approved this Agreement and the Transactions, including the Merger; (iii) directed that this Agreement and the Transactions, including the Merger, be submitted to the stockholders of the Company for its adoption and approval; and (iv) recommended that the Company’s stockholders vote to adopt and approve this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, as an inducement to the willingness of Parent and Merger Sub to enter into this Agreement, each of the Supporting Stockholders have executed and delivered to Parent a voting support agreement, dated the date hereof (each, a “Support Agreement”), pursuant to which each of the Supporting Stockholders agrees to, among other things, vote their respective Shares in favor of the adoption and approval of this Agreement and the Transactions, including the Merger; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the covenants, premises, representations and warranties and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties to this Agreement agree as follows:

ARTICLE 1

THE MERGER

1.1 The Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”) and as a wholly owned Subsidiary of Parent. The Merger shall be effected pursuant to the DGCL and shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, all as provided under the DGCL. The Merger and other transactions contemplated by this Agreement are collectively referred to herein as the “Transactions”.

(b) At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be amended and restated so as to read in its entirety in the form set forth as Exhibit A hereto, and as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law (subject to Section 5.8). In addition, the Company and the Surviving Corporation shall take all necessary action such that, at the Effective Time, the bylaws of the Surviving Corporation shall be amended so as to read in its entirety in the form set forth as Exhibit B hereto, and as so amended shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law (subject to Section 5.8).

(c) At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the officers and directors of Merger Sub immediately prior to the Effective Time or such other individuals designated by Parent as of the Effective Time shall become the officers and directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

(d) If, at any time after the Effective Time, the Surviving Corporation shall determine, in its sole and exclusive discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

1.2 Closing and Effective Time of the Merger. The closing of the Merger (the “Closing”) shall take place at 8:00 a.m., Eastern time, on the third (3rd) Business Day after satisfaction or waiver by the party or parties entitled to the benefits of such conditions, of all of the applicable conditions set forth in ARTICLE 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), via electronic exchange of signature pages, unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing actually occurs is referred to as the “Closing Date”. On the Closing Date (and subject to, and as soon as reasonably practicable after, the Paying Agent’s receipt of the Payment Fund), or on such other date as Parent and the Company may agree to, Merger Sub shall cause a certificate of merger (the “Certificate of Merger”), to be executed and filed in accordance with the relevant provisions of the DGCL and Merger Sub and the Company shall make all other filings required under the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties and specified in the Certificate of Merger (such date and time at which the Merger becomes effective hereinafter referred to as the “Effective Time”).

ARTICLE 2

CONVERSION OF SECURITIES IN THE MERGER

2.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities of Merger Sub or the Company:

(a) Conversion of Shares. Each Share, other than the Shares to be cancelled or converted pursuant to Section 2.1(b) and the Dissenting Shares, shall be converted automatically into the right to receive $20.00 per Share (the “Merger Consideration”), payable net to the holder in cash, without interest, subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, upon surrender of the Certificates or Book-Entry Shares in accordance with Section 2.2. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.2. No interest shall be paid or shall accrue on the Merger Consideration.

(b) Cancellation of Treasury Shares and Parent-Owned Shares. Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub) if applicable, in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

(c) Merger Sub Equity Interests. All shares of capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become (in the aggregate) one share of validly issued, fully paid and non-assessable shares of common stock, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

2.2 Payment for Securities; Surrender of Certificates.

(a) Paying Agent. At or prior to the Effective Time, the Company shall designate a nationally recognized and reputable bank or trust company to act as the paying agent (the identity and terms of designation and appointment of which shall be reasonably acceptable to Parent, it being understood that the Person specified in Section 2.2(a) of the Company Disclosure Schedule shall be deemed reasonably acceptable to Parent) for purposes of effecting the payment of the Merger Consideration in connection with the Merger in accordance with this ARTICLE 2 (the “Paying Agent”). The Surviving Corporation shall pay, or cause to be paid, the fees and expenses of the Paying Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, as needed, the Aggregate Merger

Consideration to which holders of Shares (other than the Dissenting Shares) shall be entitled at the Effective Time pursuant to Section 2.1 (which, for the avoidance of doubt, shall not include any amount required to be paid by the Surviving Corporation in accordance with Section 2.4) (such funds, the “Payment Fund”) (it being agreed that the Parent’s delivery of an irrevocable MT103 in respect of the electronic funds transfer of the Payment Fund on or prior to the Closing Date and confirmation of the Paying Agent’s actual receipt of the Payment Fund will be sufficient evidence that the Parent has performed such deposit obligation on the Closing Date). The Payment Fund shall not be used for any purpose other than paying the Aggregate Merger Consideration to the applicable holders of Shares (other than the Dissenting Shares), and shall be invested by the Paying Agent as directed by Parent in its sole and exclusive discretion, pending payment thereof by the Paying Agent to the applicable holders of the Shares (other than the Dissenting Shares) in accordance with this ARTICLE 2; provided, however, that (i) no such investment shall relieve Parent (or its applicable Affiliates) or the Paying Agent from making the payments contemplated hereunder, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement, and (iii) any such investments shall be in obligations of, or guaranteed by, the United States government or rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation, respectively. Earnings from such investments shall be the sole and exclusive property of Parent or the Surviving Corporation, as Parent directs, and no part of such earnings shall accrue to the benefit of holders of Shares. In the event that the Payment Fund is insufficient to make the payments contemplated pursuant to Section 2.1, Parent shall promptly deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that the Paying Agent has sufficient funds to make such payments.

(b) Procedures for Surrender.

(i) Certificates. As soon as practicable after the Effective Time (and in no event later than two (2) Business Days after the Effective Time), the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by certificates (the “Certificates”), which Shares were converted into the right to receive the Merger Consideration at the Effective Time pursuant to this Agreement: (A) a letter of transmittal in customary form and having such provisions as Parent and the Company shall agree before the Effective Time, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, and shall otherwise be in such form as Parent and the Paying Agent shall reasonably agree; and (B) instructions for effecting the surrender of such Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.2(e)) in exchange for payment of the applicable portion of the Aggregate Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.2(e)) to the Paying Agent, together with delivery of a letter of transmittal, duly executed and completed and in proper form, with respect to such Certificates, the Paying Agent, in accordance with the letter of transmittal and instructions, shall transmit to the holder of such Certificates the Merger Consideration for each Share formerly represented by such Certificates (subject to any withholding of Taxes required by applicable Law as provided in Section 2.5), and any Certificate so surrendered shall forthwith be cancelled. If payment of a portion of the Aggregate Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Certificate is registered in the transfer records of the Company, it shall be a condition precedent of payment of such portion of the Aggregate Merger Consideration that (x) the Certificate so surrendered shall be properly endorsed or shall be accompanied by such documents reasonably required by the Paying Agent to evidence and effect such transfer, and (y) the Person requesting such payment shall have paid any Transfer Taxes required by reason of the payment of such applicable portion of the Aggregate Merger Consideration to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. Until so surrendered or paid as contemplated hereby, each Certificate shall represent after the Effective Time only the right to receive the Merger Consideration in cash as contemplated by this Agreement.

(ii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, no holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) shall be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent, to receive the applicable portion of the Aggregate Merger Consideration that such holder is entitled to receive pursuant to Section 2.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares held through The Depository Trust Company whose Shares were converted into the right to receive the Merger Consideration shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver to The Depository Trust Company or its nominee as promptly as practicable after the Effective Time, in respect of each such Book-Entry Share a cash amount in immediately available funds equal to the Merger Consideration (subject to any withholding of Taxes required by applicable Law as provided in Section 2.5), and such Book-Entry Shares of such holder shall be cancelled. Upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), the holder of Book-Entry Shares not held through The Depository Trust Company shall be entitled to receive in exchange therefor a cash amount in immediately available funds equal to the Merger Consideration (subject to any withholding of Taxes required by applicable Law as provided in Section 2.5), and such Book-Entry Shares so surrendered shall at the Effective Time be cancelled. Payment of the Merger Consideration with respect to Book-Entry Shares so surrendered shall only be made to the Person in whose name such Book-Entry Shares are registered. Until so paid or surrendered as contemplated hereby, each Book-Entry Share shall represent after the Effective Time only the right to receive the Merger Consideration in cash as contemplated by this Agreement.

(c) Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(d) Termination of Fund; Abandoned Property; No Liability. Any portion of the Payment Fund (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time shall be returned to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, upon demand, and any such holder who has not tendered its Certificates or Book-Entry Shares for the Merger Consideration in accordance with Section 2.2(b) prior to such time shall (subject to abandoned property, escheat or other similar Laws) thereafter look only to Parent and the Surviving Corporation (as general unsecured creditors) for delivery of the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and in compliance with the procedures in Section 2.2(b). Any portion of the Aggregate Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto. Notwithstanding the foregoing, none of Parent, Merger Sub, the Surviving Corporation, the Paying Agent or their respective affiliates shall be liable to any holder of a Certificate or Book-Entry Shares for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the applicable portion of the Aggregate Merger Consideration payable in respect thereof pursuant to Section 2.1(a). Parent may, in its reasonable discretion and as a condition precedent to the payment of such portion of the Aggregate Merger Consideration, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in a reasonable sum as it may reasonably direct as indemnity against any claim that may be made against Parent, Merger Sub, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.3 Dissenting Shares. Notwithstanding any other provision of this Agreement to the contrary, to the extent permitted by applicable Law, Shares that are issued and outstanding immediately prior to the Effective Time and that are held by holders of such Shares who have not voted in favor of the adoption and approval of this Agreement, including the Merger, or consented thereto in writing and who are entitled to and have properly demanded appraisal of such shares of Company Common Stock in accordance with Section 262 of the DGCL or otherwise pursuant to applicable Law (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares shall be entitled to only such consideration as may be due with respect to such Dissenting Shares pursuant to Section 262 of the DGCL or otherwise pursuant to applicable Law, unless and until any such holder fails to perfect, withdraws, or otherwise loses its appraisal rights under applicable Law (including the DGCL) with respect to such Shares. If, after the Effective Time, any such holder fails to perfect, effectively withdraws or otherwise loses such rights pursuant to Section 262 of the DGCL or otherwise pursuant to applicable Law or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL or otherwise pursuant to applicable Law, such Dissenting Shares shall thereupon be treated as if they had been converted into, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon, on the terms and subject to the conditions in this Agreement and shall no longer constitute Dissenting Shares hereunder. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto other than such rights as are provided to holders of Dissenting Shares pursuant to Section 262 of the DGCL or otherwise pursuant to applicable Law. The Company shall give Parent (i) prompt written notice of any demands received by the Company for appraisals of shares of Company Common Stock, withdrawals of such demands and any other instruments relating to appraisal demands received by the Company pursuant to Section 262 of the DGCL or otherwise pursuant to applicable Law and (ii) the opportunity and right to participate, at Parent’s sole expense, in all negotiations and proceedings with respect to such demands and the Company shall consider in good faith comments or suggestions proposed by Parent with respect to such demands; provided, that, after the date hereof until the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with Section 262 of the DGCL or other applicable Law.

2.4 Treatment of Stock Options, Restricted Stock Units, and Japanese Depository Shares.

(a) Treatment of Options. Effective as of immediately prior to the Effective Time, by virtue of the Merger, and without any action on the part of Parent, Merger Sub, the Company or any holder of any securities of the Company, each option to purchase Shares that is outstanding immediately prior to the Effective Time (if any) (each a “Company Option”) and is vested as of immediately prior to the Effective Time shall automatically be cancelled without any action on the part of any holder or beneficiary thereof and be converted into the right to receive (without interest) a lump sum cash payment (less applicable Tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option (the “Option Consideration”); provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration shall be canceled effective as of the Effective Time for no consideration. Any unvested Company Option, if any, shall be cancelled for no consideration effective as of the Effective Time. Parent shall cause the Surviving Corporation to pay to each of the holders of vested Company Options the applicable Option Consideration (less any applicable withholding Taxes and without interest) on the next regular payroll date following the Closing Date (but in no event earlier than the date of receipt of file-stamped evidence of the Merger filing from the Secretary of State of the State of Delaware).

(b) Treatment of Restricted Stock Units. Effective as of immediately prior to the Effective Time, by virtue of the Merger, and without any action on the part of Parent, Merger Sub, the Company or any holder of any securities of the Company, each restricted stock unit award subject to time-based vesting restrictions that is outstanding under any Company Equity Plan immediately prior to the Effective Time (each, a “Company RSU”), shall be converted into an award that entitles the holder thereof, if and when vested, to receive an amount in cash equal to (x) the total number of Shares represented by the corresponding Company RSU multiplied by (y) the Merger Consideration. Except as provided in the immediately preceding sentence, each such cash-settled award subject to this Section 2.4(b) shall have the same terms and conditions (including the vesting schedule) as applied to the corresponding Company RSU. After the Effective Time, to the extent that, and on each regular payroll date immediately after, any such cash-settled award subject to this Section 2.4(b) has become vested in accordance with its applicable vesting terms and conditions, the Surviving Corporation will pay such corresponding vested portion of such award to the applicable holder thereof, net of withholding Taxes (without interest).

(c) Treatment of Japanese Depository Shares. Following the payment described in Section 2.1(a), pursuant to the Trust Agreement, each holder of the Company’s Japanese Depository Shares shall receive their distribution of residual assets from the JDR Trustees called for through the liquidation process of the trust in accordance with Article 69 of the Trust Agreement. The Company, prior to the Effective Time, and the Surviving Corporation, at and following the Effective Time, shall take all reasonably necessary actions, if any, to ensure that such liquidation process will occur in accordance with the Trust Agreement and that such distributions described above are made in accordance with the Trust Agreement.

(d) Termination of Company Equity Plans. As of the Effective Time, the Company Equity Plans shall be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests in the Company or other rights with respect to Shares shall be granted thereunder. Following the Effective Time, no such Company Option, Company RSU, Equity Interest or other right that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest or other right shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 2.4.

(e) Board Actions. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall provide such notices, if any, to the extent required under the terms of any of the Company Equity Plans, adopt appropriate resolutions and take such other actions as are necessary, advisable, and appropriate to effect the transactions described in this Section 2.4.

2.5 Withholding Rights. The Company, Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Law. Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall use commercially reasonable efforts to provide prior notice to the Company of any such deduction or withholding and shall reasonably cooperate with the Company to minimize or eliminate such deduction or withholding to the extent reasonably practicable and permitted by Law, and provided that such cooperation shall not result in an unreasonable delay to Closing. The notice and cooperation requirement described in the preceding sentence shall not apply to (a) withholding required due to the compensatory nature of the applicable payment, (b) U.S. federal backup withholding, or (c) withholding due to the Company’s failure to timely deliver the certificate described in Section 5.17. To the extent that amounts are deducted or withheld and paid to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

2.6 Adjustments. In the event that, between the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of Equity Interests convertible into or exchangeable for Shares), recapitalization, reclassification, combination, exchange of shares or other similar event, the Merger Consideration shall be equitably adjusted to reflect such event and to provide to holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.6 shall be deemed to permit or authorize the Company to take any such action or effect any such change that it is not otherwise authorized or permitted to take pursuant to Section 5.1.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the disclosure schedule delivered by the Company to Parent and Merger Sub (the “Company Disclosure Schedule”) concurrent with the execution of this Agreement (with specific reference to the representations and warranties in this ARTICLE 3 to which the information in such schedule relates; provided that disclosure in the Company Disclosure Schedule as to a specific representation or warranty shall qualify any other sections of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent on its face that such disclosure relates to such other sections), and (b) as otherwise disclosed or identified in the Company Disclosure Documents filed or furnished with applicable Governmental Entities on or after January 1, 2021 and prior to the date hereof (other than any forward-looking disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the Company Disclosure Documents or any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature), the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1 Corporate Organization. Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent applicable, in active status or good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or organizational, as the case may be, power and authority to own, operate, lease or otherwise hold its properties and assets and to carry on its business as it is now being conducted, except where the failure to be duly organized, validly existing, in active status or in good standing or to have such power and authority, individually or in the aggregate, would not reasonably be expected to be material to the Company and/or its Subsidiaries. Each of the Company and its Subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The copies of the Restated Certificate of Incorporation (the “Company Charter”) and Bylaws (the “Company Bylaws”) of the Company, as most recently filed with the Company Disclosure Documents, and the certificate of incorporation, certificate of formation, bylaws, operating agreement or equivalent organizational documents of each Subsidiary of the Company that have been made available to Parent are true, complete and correct copies of such documents as in effect as of the date of this Agreement. None of the Company or any such Subsidiary is in violation of any of the provisions of the Company Charter or the Company Bylaws or such organizational documents, as applicable, in any material respect.

3.2 Capitalization.

(a) The authorized capital stock of the Company consists of seventy-five million (75,000,000) shares of Company Common Stock with a $0.0001 par value, and five million (5,000,000) shares of preferred stock with a $0.0001 par value. As of January 9, 2025, (i) 18,624,209 Shares (other than treasury shares) were issued and outstanding, all of which were duly authorized, validly issued and fully paid, nonassessable and free of preemptive or similar rights, (ii) 389,781 Shares were subject to outstanding Company Options, (iii) 540,950 Shares were subject to outstanding Company RSUs, and (iv) no shares of preferred stock were outstanding. There are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal or similar right with respect to, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right with respect to, any Shares or any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries.

(b) Section 3.2(b) of the Company Disclosure Schedule sets forth a true and complete list, as of January 9, 2025, of each outstanding Company Equity Award, including: (i) the employee identification number of holder thereof, (ii) the number of shares of Company Common Stock subject to such outstanding Company Equity Award, (iii) the date on which such Company Equity Award was granted or issued, (iv) the exercise or purchase price of such Company Equity Award, if applicable, (v) the vesting schedule and other vesting conditions (if any) of such Company Equity Award, and (vi) the date on which such Company Equity Award expires. All Shares subject to issuance under a Company Equity Plan, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive or similar rights, purchase options, calls or rights of first refusal or similar rights and issued in compliance with applicable securities Laws and other applicable Law and all other requirements set forth in applicable Contracts.

(c) Except for as set forth on Section 3.2(b) of the Company Disclosure Schedule, the Company is not obligated to issue, grant or enter into, as applicable, any option, warrant, security, unit, right or Contract to acquire shares of capital stock of the Company or other rights that give the holder thereof any economic interest of a nature accruing to the holders of Company Common Stock. As of the date of this Agreement, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or options, warrants, calls, puts, convertible or exchangeable securities, subscriptions, phantom stock, stock appreciation rights, stock-based performance units, other rights to acquire shares of capital stock of the Company, other rights that give the holder thereof any economic interest of a nature accruing to the holders of Company Common Stock or other rights with respect to the Company, except for (i) the withholding of shares of Company Common Stock to satisfy, on the terms and subject to the conditions of the applicable Company Equity Plan, Tax obligations with respect to awards granted pursuant to the Company Equity Plans, and (ii) in connection with Company Equity Awards upon settlement or forfeiture of awards or payment of the exercise price of Company Options. There are no outstanding bonds, debentures, notes or other indebtedness of the Company or any Subsidiary having the right to vote (or convertible into, or exchangeable for, shares of capital stock of the Company or such Subsidiary having the right to vote) on any matters on which holders of Company Common Stock or any other capital stock of, or other Equity Interests in, the Company or any Subsidiary, may vote. Neither the Company nor any Subsidiary is a party to any voting trusts or similar agreements with respect to the voting of the Company Common Stock or any other capital stock of, or other Equity Interests in, the Company or any Subsidiary, including electing, designating or nominating any director of the Company or any of the Subsidiaries. Since October 1, 2023, through the date hereof, other than in the ordinary course consistent with past practice, the Company has not established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any Company Common Stock or any other capital stock of, or other Equity Interests in, the Company. Neither the Company nor any of the Subsidiaries are subject to any obligation (contingent or otherwise) to pay any dividend or otherwise to make any distribution or payment with respect to Company Common Stock to any current or former holder of any Company Common Stock.

(d) Section 3.2(d) of the Company Disclosure Schedule sets forth a true and complete list of all of the Subsidiaries of the Company and the authorized, issued and outstanding Equity Interests of each such Subsidiary. None of the Company or any of its Subsidiaries holds an Equity Interest in any other Person. Each outstanding share of capital stock of or other Equity Interest in each Subsidiary of the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or one or more of its wholly owned Subsidiaries free and clear of all Liens, other than Permitted Liens. As of the date of this Agreement, there are no options, warrants, calls, puts, convertible or exchangeable securities, subscriptions, phantom stock, stock appreciation rights, stock-based performance units, other rights to acquire shares of capital stock of, or other Equity Interests in, any Subsidiary of the Company or Contracts to which any Subsidiary of the Company is a party or by which any Subsidiary of the Company is bound (i) obligating any Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional capital stock or other Equity Interests of such Subsidiary, or any security convertible into or exchangeable for such capital stock or other Equity Interests, (ii) obligating any Subsidiary to issue, grant or enter into, as applicable, any such option, warrant, security, unit, right or Contract, or (iii) giving any Person the right to receive any economic interest of any nature accruing to the holders of equity securities of any Subsidiary. As of the date of this Agreement, there are no outstanding contractual obligations of any Subsidiary of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other Equity Interests or options, warrants, calls, puts, convertible or exchangeable securities, subscriptions, phantom stock, stock appreciation rights, stock-based performance units, other rights to acquire equity securities of any Subsidiary, other rights that give the holder thereof any economic interest of a nature accruing to the holders of equity securities with respect to any Subsidiary. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of the Company or any other Person, other than with respect to any wholly owned Subsidiary of the Company.

3.3 Authority; Execution and Delivery; Enforceability.

(a) The Company has all necessary power and authority to enter into, execute and deliver this Agreement and any Ancillary Agreement to which it is a party, to perform and comply with each of its obligations under this Agreement and such Ancillary Agreements and, assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.7 and subject to the receipt of the Company Stockholder Approval and the Required Regulatory Authorizations, and compliance with Regulatory Laws, to consummate the Transactions, in each case, in accordance with the terms of this Agreement and the Ancillary Agreements to which it is a party. The adoption, execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party, the performance and compliance by the Company with each of its obligations herein and therein, and the consummation by it of the Transactions and the transactions contemplated by such Ancillary Agreements have been duly authorized by all necessary corporate action on the part of the Company, assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.7 and subject to receipt of the Company Stockholder Approval and the Required Regulatory Authorizations, and no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to authorize this Agreement or the consummation by the Company of the Transactions. The Company has duly and validly executed and delivered this Agreement and the Ancillary Agreements to which it is a party dated on or before the date hereof and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement and each Ancillary Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and subject, as to enforceability and general principles of equity (“Bankruptcy and Enforceability Exceptions”).

(b) The Company Board, at a meeting duly called and held, unanimously duly adopted resolutions (which, as of the execution and delivery of this Agreement by the Parties, have not been rescinded, modified or withdrawn in any way and are in full force and effect) (i) determining that this Agreement, the Ancillary Agreements to which the Company is a party and the Transactions, including the Merger, and the other transactions contemplated by such Ancillary Agreements are advisable, fair to and in the best interests of the Company and its stockholders, approving this Agreement, the Ancillary Agreements to which the Company is a party and the Transactions, including the Merger, and the other transactions contemplated by such Ancillary Agreements, and declaring that this Agreement, the Ancillary Agreements to which the Company is a party and the Transactions, including the Merger, and the other transactions contemplated by such Ancillary Agreements are advisable, fair to and in the best interests of the Company and its stockholders, (ii) directing that this Agreement and the Transactions, including the Merger, be submitted to the stockholders of the Company for their adoption and approval, and (iii) recommending that the Company’s stockholders adopt and approve this Agreement and the Transactions, including the Merger (the “Company Board Recommendation”).

(c) The only vote or consent of holders of any class or series of Shares or other Equity Interests of the Company necessary to adopt or approve this Agreement and the Ancillary Agreements to which the Company is a party and to consummate the Transactions, including the Merger, and the other transactions contemplated by such Ancillary Agreements is the affirmative vote or consent of the holders of a majority of Shares that are outstanding and entitled to vote thereon at the Company Stockholders Meeting (the “Company Stockholder Approval”). No other vote of the holders of Shares or any other Equity Interests of the Company is necessary to consummate the Transactions. Except for the Company Stockholder Approval and the filing of the Certificate of Merger as required by the DGCL, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the Ancillary Agreements to which the Company is a party, the performance by the Company of its covenants or obligations hereunder or thereunder or the consummation of the Transactions or the other transactions contemplated by such Ancillary Agreements.

3.4 No Conflicts.

(a) The execution and delivery of this Agreement by the Company does not and will not, and the performance of this Agreement by the Company will not, (i) assuming the Company Stockholder Approval is obtained, conflict with or violate any provision of the Company Charter or the Company Bylaws or any equivalent organizational documents of any Subsidiary of the Company, (ii) assuming that all consents, approvals, authorizations and permits (“Consents”) described in Section 3.4(b) have been obtained and all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) require any consent, approval, authorization, filing or notification under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than Permitted Liens) on any property or asset of the Company or any of its Subsidiaries pursuant to, any Company Material Contract to which the Company or any of its Subsidiaries is party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Company does not and will not, and, assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.3(b), the consummation by the Company of the Transactions and compliance by the Company with any of the terms or provisions hereof will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) as required under the Exchange Act (including the filing with the SEC of the Proxy Statement), the rules and regulations of the Tokyo Stock Exchange, and any other applicable U.S. state or federal securities laws, (ii) the filing and recordation of the Certificate of Merger as required by the DGCL, (iii) receipt of the Required Regulatory Authorizations, (iv) as required under any applicable Antitrust Laws, and (v) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

3.5 Disclosure Documents; Financial Statements; Undisclosed Liabilities.

(a) The Company has filed or furnished all reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act and has filed or disclosed all reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed with or disclosed to the Director-General of the Kanto Local Finance Bureau or other relevant Japanese Governmental Entities under the FIEA, and/or with the Tokyo Stock Exchange under its applicable rules and regulations since January 1, 2021 (collectively, the “Company Disclosure Documents”). None of the Subsidiaries of the Company is or has at any time since January 1, 2021, been subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act or any equivalent public reporting requirements in any non-U.S. jurisdictions.

(b) As of its respective filing date (or, if amended or superseded prior to the date of this Agreement, on the filing date of such amendment), each Company Disclosure Document complied as to form in all material respects with the requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act, as the case may be, the rules and regulations of the SEC promulgated thereunder, the FIEA and the requirements of the Tokyo Stock Exchange applicable to such Company Disclosure Document and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and each Company Disclosure Document filed or furnished with the SEC or filed or disclosed pursuant to the applicable requirements of the FIEA or the Tokyo Stock Exchange subsequent to the date of this Agreement will comply, in all material respects, with the applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act, as the case may be, the applicable rules and regulations of the SEC promulgated thereunder, the applicable requirements of the FIEA and the applicable requirements of the Tokyo Stock Exchange. As of the date of this Agreement, there are no outstanding or unresolved comments (i) received from the SEC with respect to any Company Disclosure Documents that would be required to be disclosed under Item 1B of Form 10-K under the Exchange Act, or (ii) received from any applicable Japanese Governmental Entity.

(c) The consolidated financial statements of the Company included in the Company Disclosure Documents (including, in each case, any notes or schedules thereto) (the “Company Disclosure Financial Statements”) (i) fairly present, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity deficit of the Company and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Company Disclosure Financial Statements, (ii) were prepared in accordance with GAAP as applied by the Company (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), subject, in the case of interim Company Disclosure Financial Statements, to normal year-end adjustments and the absence of notes and other presentation items as permitted by the applicable rules and regulations of the SEC and (iii) comply as to form in all material respects with the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and published rules and regulations of the SEC with respect thereto, the FIEA and the applicable requirements of the Tokyo Stock Exchange.

(d) The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act, or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all applicable Company Disclosure Documents. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act, which controls and procedures are designed to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company Disclosure Documents. The Company has established and maintains a system of internal accounting controls that comply with the requirements of the Exchange Act and that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (A) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. From the date of the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 to the date of this Agreement, neither the Company’s auditors, nor the Company has been advised in writing of (1) any “significant deficiencies” or “material weaknesses” (each as defined in Rule 12b-2 of the Exchange Act) identified in management’s assessment of internal control over financial reporting as of and for the year ended December 31, 2023 (nor has any such deficiency or weakness been identified as of the date hereof) or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, and, in each case, neither the Company nor, to the Knowledge of the Company, any of its Representatives has failed to disclose such information to the Company’s auditors or the Company Board. Since September 30, 2023, the Company has been in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the Tokyo Stock Exchange.

(e) The Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued), required by GAAP to be reflected or reserved on a consolidated balance sheet of the Company (or the notes thereto) except (i) as disclosed, reflected or reserved against in the most recent balance sheet included in the Company Disclosure Financial Statements or the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent balance sheet included in the Company Disclosure Financial Statements, none of which (A) individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, or (B) are liabilities directly or indirectly related to a material breach of Contract, breach of warranty, tort, infringement, Proceeding or violation of or non-compliance with Law, (iii) for liabilities and obligations arising out of or in connection with this Agreement, the Merger or the Transactions, to the extent permitted or contemplated by this Agreement, and (iv) for other liabilities and obligations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

3.6 Absence of Certain Changes or Events. Since December 31, 2023 through the date of this Agreement, the Company and its Subsidiaries have conducted their businesses in all material respects in the ordinary course consistent with past practice (other than with respect to the Transactions). Since December 31, 2023 through the date of this Agreement, neither the Company nor any of its Subsidiaries has taken any action that would have constituted a breach of, or required Parent’s consent pursuant to, Section 5.1 had the covenants therein applied since December 31, 2023.

3.7 Proxy Statement and Tokyo Stock Exchange Announcement.

(a) None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to such portions thereof that relate to Parent and its Subsidiaries, including Merger Sub, or to statements made therein based on information supplied by or on behalf of Parent for inclusion or incorporation by reference therein). The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and other applicable Law.

(b) None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Company’s notice regarding the execution of this Agreement to be announced through the website of the Tokyo Stock Exchange (the “Tokyo Stock Exchange Announcement”) will, at the date that the Tokyo Stock Exchange Announcement or any amendment or supplement thereto is disclosed through the website of the Tokyo Stock Exchange contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to such portions thereof that relate to Parent and its Subsidiaries, including Merger Sub, or to statements made therein based on information supplied by or on behalf of Parent for inclusion or incorporation by reference therein). The Tokyo Stock Exchange Announcement will comply as to form, in all material respects, the applicable requirements of the Tokyo Stock Exchange.

3.8 Legal Proceedings. There are no Proceedings pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective assets or properties or any of the officers or directors of the Company alleging losses, costs, charges, settlement payments, awards, judgements, fines, penalties, damages, expenses (including reasonable attorneys’, actuaries’, accountants’ and other professionals’ fees, disbursements and expenses), liabilities, claims or deficiencies of any kind (a) in excess of $500,000 or (b) seeks material injunctive or other material non-monetary relief. Neither the Company nor any of its Subsidiaries nor any of their respective assets or properties is or are subject to any Order, except for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.9 Compliance with Laws and Orders.

(a) The Company and its Subsidiaries are in compliance and since December 31, 2021 have been in compliance with all Laws and Orders applicable to the Company or any of its Subsidiaries or any assets owned or used by any of them (except for any such past noncompliance as has been remedied and imposes no continuing obligations or costs on the Company or its Subsidiaries), except where any such non-compliance, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written communication since December 31, 2021 from a Governmental Entity or other Person regarding any actual or alleged violations or failure to comply with any such Law or Order, except where any such non-compliance, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) In the past five (5) years, none of the Company or any of its Subsidiaries, director, officer, or other employee acting on behalf of the Company or any of its Subsidiaries or, to the Knowledge of the Company, agent or third party acting on behalf of any of the Company or any of its Subsidiaries (collectively, the “Company Representatives”), has directly or indirectly: (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made, offered, paid, promised to pay, or authorized any unlawful payment to any foreign or domestic Government Official, or to any foreign or domestic political party or campaign, or any Person under the circumstances where the Company or any of its Subsidiaries or any Company Representative knew that all or a portion of such unlawful payment would be offered, given, or promised, directly or indirectly, to a Person (A) for the purpose of influencing any act or decision of a Government Official in his or her official capacity, or inducing a Government Official to do or omit to do any act in violation of his or her lawful duties, or securing any improper advantage, or inducing a Government Official to influence or affect any act or decision of any Governmental Entity; or (B) in a manner which would constitute or have the purpose or effect of bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business or advantage, or would otherwise violate any provision of any applicable Anti-Corruption Law; or (iii) made, offered, gave, or authorized any bribe, rebate, payoff, influence payment, kickback or any other type of unlawful payment.

(c) For purposes of this Section 3.9(b), “Anti-Corruption Law” means Laws relating to anti-bribery or anti-corruption (governmental or commercial), which apply to the business and dealings of the Company and any of its Subsidiaries, including Laws that prohibit the corrupt payment, offer, promise or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official, government employee or commercial entity to obtain or retain business or a business advantage such as, without limitation, the PRC Criminal Law, the PRC Law on Anti-Unfair

Competition and the U.S. Foreign Corrupt Practices Act of 1977, each as amended from time to time, and all applicable Laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions; and “Government Official” means (i) any official, officer, employee or representative of, or other individual acting in an official capacity for or on behalf of, any Governmental Entity or agency or instrumentality thereof (including any state-owned or controlled enterprise), (ii) any political party or party official or candidate for political office, or (iii) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (i) or (ii) of this definition; an “unlawful payment” shall include any transfer of funds or any other thing of value, such as a gift, transportation or entertainment, which transfer is contrary to any applicable Law, including any payment to a third party all or part of the proceeds of which is used for a corrupt payment. None of the Company, any of its Subsidiaries or any other entity under their control, or any of their officers, directors, or employees in each case acting in their capacity as such has been charged, prosecuted or, to the Knowledge of the Company, investigated, for any violation of any applicable Anti-Corruption Law.

(d) Since January 1, 2022, the Company and each of its Subsidiaries and, to the Knowledge of the Company, each entity under their control (i) has been and is in compliance in all material respects with all U.S. Export and Import Laws and all applicable Foreign Export and Import Laws; and (ii) has complied in all material respects with, all of its licenses, registrations and other authorizations for export, re-export, deemed export or re-export, transfer or import required in accordance with U.S. Export and Import Laws and Foreign Export and Import Laws for the conduct of its business, except, in each case, that, individually or in the aggregate, would not be material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2022, none of the Company or any of its Subsidiaries has been cited or fined for a material failure to comply with any U.S. Export and Import Law or Foreign Export and Import Law, and no material economic sanctions-related, export-related or import-related Proceeding, investigation or inquiry is, or has been pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries (in his or her capacity as an officer or director of the Company or any of its Subsidiaries) by or before (or, in the case of a threatened matter, that would come before) any Governmental Entity.

(e) Since January 1, 2022 (except where otherwise expressly indicated below), none of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any entity under their control or any of their respective directors, officers, employees or agent acting on behalf of the Company or any of its Subsidiaries (i) is or has been a Person with whom transactions are prohibited or limited under any U.S. Export and Import Law or Foreign Export and Import Law, including those administered by OFAC, the Bureau of Industry and Security of the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other similar Governmental Entity; (ii) has violated or made a disclosure (voluntary or otherwise) to a responsible Governmental Entity regarding compliance with any U.S. Export and Import Law or Foreign Export and Import Law; (iii) has engaged in any prohibited transaction or other prohibited dealing directly or indirectly with any country with whom a U.S. person (as defined by the U.S. Export and Import Laws and regulations administered by OFAC, 31 C.F.R. Parts 500-598) or a person subject to the jurisdiction of the United States is otherwise prohibited from dealing under U.S. Export and Import Law, including the Crimea, Donetsk or Luhansk Regions of Ukraine, Cuba, Iran, or North Korea or the Governments (including instrumentalities) of Iran or Venezuela (a “Sanctions Target”); or (iv) has employed or is currently employing at any of its facilities a foreign person within the meaning of the ITAR or the EAR who is a national of any Sanctions Target, except, in each case, that, individually or in the aggregate, would not be material to the Company and its Subsidiaries, taken as a whole.

(f) No Proceeding has been brought, or to the Knowledge of the Company is threatened against the Company or any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries (in his or her capacity as an officer or director of the Company or any of its Subsidiaries) by or before (or, in the case of a threatened matter, that would come before) any Governmental Entity with respect to the Currency and Foreign Transactions Reporting Act of 1970 (as amended), the U.S. PATRIOT Act (as amended) or any applicable anti-money laundering Laws of those jurisdictions where the Company or any of its Subsidiaries conduct business. The Company, its Subsidiaries and their directors, officers and employees, in each case acting in their capacity as such, have complied in all material respects with all applicable anti-money laundering Laws.

(g) There are no claims, damages, liabilities, obligations, losses, penalties, actions, judgments and/or, to the Knowledge of the Company, allegations asserted against, paid or payable by the Company or each of its Subsidiaries, or any of its directors, officers, employees, or, to the Knowledge of the Company, agents, representatives or other Persons acting on their behalf in relation to the conduct of the business by such Company or Subsidiaries in connection with non-compliance with any applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions by such Person.

3.10 Governmental Authorizations; Permits.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company and its Subsidiaries hold, and since October 1, 2023 have held, all Governmental Authorizations, and have made all filings required under applicable Laws, necessary to enable the Company and its Subsidiaries to conduct their respective businesses in the manner in which such businesses are currently being conducted; (ii) all such Governmental Authorizations are valid and in full force and effect or expired at a time when such Governmental Authorizations no longer were required; and (iii) each of the Company and its Subsidiaries is, and since October 1, 2023 has been, in compliance with the terms and requirements of such Governmental Authorizations. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since October 1, 2023, none of the Company or any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Entity regarding (i) any actual or alleged violation of or failure to comply with any term or requirement of any Governmental Authorization or (ii) any actual or threatened revocation, withdrawal, suspension, cancellation or termination of any Governmental Authorization.

(b) The Company and each of its Subsidiaries have all governmental licenses, permits, certificates, franchises, tariffs, grants, easements, variances, consents, orders, approvals, clearances, exemptions, registrations, enrollments, provider and supplier numbers, accreditations and authorizations (“Permits”) necessary for the conduct of their business and the use of their properties and assets, as presently conducted and used, and each of the Permits is and, since October 1, 2023, has been valid, subsisting and in full force and effect, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company represents and warrants that (i) the operation of the Company and its Subsidiaries as currently conducted is not, and has not been since October 1, 2023, in violation of, nor is the Company or its Subsidiaries in default or violation under, any Permit (except for such past violation or default as has been remedied and imposes no continuing obligations or costs on the Company or its Subsidiaries), and (ii) to the Knowledge of the Company, no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation of any term, condition or provision of any Permit, except, in the case of both (i) and (ii), where any such default or violation of such Permit, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. There are no actions pending or, to the Knowledge of the Company, threatened that seek the revocation, cancellation or modification of any Permit, except where any such revocation, cancellation or modification, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(c) TECHPOINT JAPAN K.K. (the “Japanese Subsidiary”) has not conducted, and will not conduct, any FEFTA Designated Business, other than the integrated circuits business subject to Japan Standard Industrial Classification number: 2814. Other than the Japanese Subsidiary, the Company does not have any Subsidiary formed under Japanese Law or having primary place of business in Japan, or other entity formed under Japanese Law or having primary place of business in Japan with respect to which the Company and its Subsidiaries collectively hold fifty percent (50%) or more of voting rights.

3.11 Employee Benefit Plans.

(a) Section 3.11(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date hereof, of each (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (ii) compensation, employment, consulting, end of service or severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy, or (iii) other benefit or compensation plan, agreement, policy or arrangement, including any pension, retirement, profit-sharing, deferred compensation, stock option, equity or equity-based compensation, stock purchase, employee stock ownership, vacation, holiday pay or other paid time off, bonus or other incentive plans, medical, retiree medical, vision, dental or other health plans, life insurance plans, and other employee benefit plans or fringe benefit plans, in each case, (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or its Subsidiaries for the current or future benefit of any current or former director, officer, employee or individual independent contractor of the Company or its Subsidiaries (each, a “Company Service Provider”) or (B) with respect to which the Company or its Subsidiaries has any direct or indirect liability (each of such plans, agreements, arrangements, programs or policies described in the foregoing clauses (i)-(iii), a “Company Benefit Plan”); provided, for the avoidance of doubt, that the following Company Benefit Plans need not be specifically set forth on Section 3.11(a) of the Company Disclosure Schedule: (i) any employment contract that is in all material respects consistent with a standard form previously made available to Parent where the severance period or required notice of termination provided is not in excess of ninety (90) days or such longer period as is required under local Law, (ii) any plan or arrangement sponsored or maintained by a Governmental Entity; and (iii) any Company Equity Award or Contract related to a Company Equity Award that is disclosed pursuant to Section 3.2(b). For the avoidance of doubt, any collective bargaining or similar agreement shall constitute a Company Benefit Plan. True, correct and complete copies of each Company Benefit Plan (and any amendments thereto) and (1) all material contracts relating thereto (including all trust agreements, insurance or annuity contracts, investment management agreements, record keeping agreements), (2) the most recent determination, advisory, notification or opinion letter of the IRS, if applicable, (3) the most recent summary plan description, (4) any coverage and non-discrimination testing results for the three (3) most recent years, and (5) all written non-routine correspondence relating to any audit, investigation or correction associated with any Company Benefit Plan received by the Company or its Subsidiaries has been provided to Parent. The Company has separately identified on Section 3.11(a) of the Company Disclosure Schedule each Company Benefit Plan that is maintained, sponsored, contributed to, or required to be maintained, sponsored or contributed to by the Company or its Subsidiaries primarily for the benefit of employees outside of the United States (a “Non-U.S. Company Benefit Plan”).

(b)

(i) Each Company Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code.

(ii) Each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter or is the subject of an opinion or advisory letter from the IRS as to its qualified status.

(iii) There has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan.

(iv) No Proceeding (other than routine benefits claims) has been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor.

(c) Except as set forth in Section 3.11(c) of the Company Disclosure Schedule, no Company Benefit Plan is or was within the past six (6) years, and neither the Company, any of its Subsidiaries nor any of their respective ERISA Affiliates has during the past six years sponsored, maintained, contributed to or been required to maintain or contribute to (i) a pension plan subject to Title IV of ERISA, (ii) a “multiemployer plan” as defined in Section 3(37) of ERISA, or (iii) a multiple employer plan as described in Section 413(c) of the Code.

(d) Except as provided for under this Agreement or as set forth in Section 3.11(d) of the Company Disclosure Schedule, neither the execution of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment) will (i) entitle any current or former Company Service Providers to any compensation or benefit (including any bonus, retention or severance pay, retirement or job security payment or benefit) under any of the Company Benefit Plans, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under any of the Company Benefit Plans, or (iii) limit or restrict the right of the Company of any of its Subsidiaries or, after the Closing, Parent, to merge, amend or terminate any Company Benefit Plans.

(e) No Company Benefit Plan provides post-employment, medical, disability or life insurance benefits to any former employee or their dependents, other than (i) as required by Law, (ii) the full cost of which is borne by the employee or former employee (or any beneficiary of the employee or former employee), (iii) benefits provided during any period during which the former employee is receiving severance pay, or (iv) for coverage through the end of the month in which a termination of employment occurs.

(f) All material contributions (including all required and discretionary (in accordance with historical practices) employer contributions and employee salary reduction contributions), premiums and benefit payments under or in connection with the Company Benefit Plans that are required to have been made in accordance with the terms of the Company Benefit Plans or any applicable Laws have been timely made or, to the extent not yet due, properly accrued for on the books and records of the Company and its Subsidiaries (and in such case will be subsequently made).

(g) Except as set forth on Section 3.11(g) of the Company Disclosure Schedule, no payment, benefit or other right that will be made or provided in connection with the Merger (whether alone or in conjunction with any other event, whether contingent or otherwise) that would, individually or collectively, reasonably be expected to result in a parachute payment within the meaning of Section 280G of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up or indemnify any individual with respect to any Tax under Section 4999 of the Code.

(h) Except as would not reasonably be expected to result in material liability to the Company and its Subsidiaries or the imposition of a material Tax on any employee under Section 409A(a)(1)(B) of the Code, each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A of the Code) has been operated in material compliance with Section 409A of the Code and has materially complied with applicable documentary requirements of Section 409A of the Code.

(i) Each Non-U.S. Company Benefit Plan: (i) if intended to qualify for special Tax treatment, is so qualified; (ii) if required to be registered with a Governmental Entity, is so registered; and (iii) the fair market value of the assets of each Non-U.S. Company Benefit Plan, the liability of each insurer for any Non-U.S. Company Benefit Plan funded through insurance, or the book reserve established for any such plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such plan.

3.12 Employee and Labor Matters.

(a) The Company and each of its Subsidiaries: (i) has been in compliance in all material respects with all applicable Laws and agreements regarding hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, use of genetic information, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees and contingent workers; and (ii) has been in compliance in all material respects with all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing Company Employees.

(b) Neither the Company nor any of its Subsidiaries is party to, subject to, or contemplating entering into any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations as of the date of this Agreement. No material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending, or to the Knowledge of the Company, threatened, or has occurred, and, no material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, or to the Knowledge of the Company, threatened, or has occurred. None of the Company Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of the Company, there is no organizing activity of or by any labor organization, trade union, or work council directed at the Company or any of its Subsidiaries, or any Company Employees. There are no Proceedings pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any current or former Company Service Provider or applicant, including charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

(c) The Company and its Subsidiaries have not received or been subject to any formal complaints, claims or actions alleging sexual harassment, sexual misconduct, or discrimination committed by any director, officer or other senior managerial employee of the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries entered into any settlement agreements with respect to sexual harassment, sexual misconduct, or discrimination.

3.13 Environmental Matters. Except as set forth on Section 3.13 of the Company Disclosure Schedule, and as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) The Company and each of its Subsidiaries (i) is and has been since October 1, 2023 in compliance with all, and is not subject to any liability arising under any, Environmental Laws, (ii) has held, and currently holds, all material Environmental Permits necessary for the conduct of their business and the use of their properties and assets, as currently conducted and used, and (iii) has been and is in compliance with their respective Environmental Permits.

(b) There are no Proceedings pending nor, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has, to the Knowledge of the Company, received any notification, notice, demand, request for information, citation, summons or complaint, in each case relating to any Environmental Law, Environmental Permit or Hazardous Material.

(c) None of the Company or any of its Subsidiaries (i) has entered into or agreed to any Order or is otherwise subject to any judgment, decree, or judicial or administrative order relating to Environmental Laws, Environmental Permits or Hazardous Materials, or (ii) has assumed or is an indemnitor by contract or otherwise in connection with any liability or obligation relating to Environmental Laws or otherwise relating to any Hazardous Materials.

(d) There has been no Release, treatment, storage, transportation, handling, use, manufacture, sale, disposal, arranging for or permitting the disposal of, exposure to any Person to, or ownership or operation of any property or facility contaminated by, any Hazardous Materials, in each case as has given or would reasonably be expected to give rise to a material liability of the Company or its Subsidiaries under Environmental Laws.

(e) No Hazardous Material has been Released at, on, under, to, in or from (i) any location by or on behalf of, (ii) any property or facility now or previously owned, leased or operated by, or (iii) any property or facility to which any Hazardous Material has been transported for disposal, recycling or treatment by or on behalf of, in each case the Company or any of its Subsidiaries (or any of their respective predecessors).

(f) The Company and its Subsidiaries have made available to Parent copies of all Phase I and Phase II Environmental Site Assessments concerning any current or former properties, facilities, or operations of the Company and its Subsidiaries from the last five (5) years, and any other material environmental reports, audits, and assessments from the last five (5) years relating to the current or former properties, facilities, or operations of the Company and its Subsidiaries in each case that are in the possession, control, or custody of the Company or its Subsidiaries and that are not, or do not contain information that is otherwise in the public domain or accessible on governmental databases.

(g) This Section 3.13 contains the sole and exclusive representations and warranties of the Company and its Subsidiaries with respect to matters pertaining to Hazardous Materials and/or that are governed under Environmental Laws.

3.14 Real Property; Title to Assets.

(a) Except as set forth on Section 3.14(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries currently own a fee interest in any real property or, except as have not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, have any outstanding liabilities or obligations with respect to any formerly owned real property.

(b) Section 3.14(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Company Leased Real Property”). Except as would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Leased Real Property is subject to any Lien, other than Permitted Liens. Except as would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company or any of its Subsidiaries has assigned, subleased, licensed or otherwise granted the right to use or occupy any portion of any Company Leased Real Property to any Person. Except as set forth on Section 3.14(b) of the Company Disclosure Schedule or as would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) all leases or other agreements under which the Company or any of its Subsidiaries occupies Company Leased Real Property (each, a “Lease”) are in full force and effect and are valid and enforceable in accordance with their terms, and the applicable Company/Subsidiary has, and has the right to, exclusive, quiet possession and quiet enjoyment of the applicable Company Leased Real Property; (ii) no Company or any of its Subsidiaries is in default or breach under any Lease or has received any notice of default from the lessor party thereto, nor are there any existing defaults or breaches by the lessor thereunder; (iii) no condition exists which, but for the giving of notice or the passage of time, would constitute a breach or default by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party pursuant to any Lease, or permit termination, modification or acceleration by any party to any Lease; and (iv) to the Knowledge of the Company, the owners of the Company Leased Real Property have not made any assignment, mortgage, pledge or hypothecation of any Lease or the rents or use fees due thereunder.

(c) Except as set forth on Section 3.14(c) of the Company Disclosure Schedule or as would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) to the Company’s Knowledge, each parcel of Company Leased Real Property is in compliance with all existing Laws applicable to such Company Leased Real Property in all material respects; (ii) neither the Company nor any of its Subsidiaries has received written notice of any Proceedings in eminent domain, condemnation or other similar Proceedings that are pending, and to the Knowledge of the Company there are no such Proceedings threatened, affecting any portion of the Company Leased Real Property; and (iii) to the Company’s Knowledge, the Company or applicable Subsidiary’s use, occupancy and operation of the Company Leased Real Property in the manner in which it is now occupied and operated by such Company or Subsidiary complies with all applicable building code, fire code, health code, zoning, land use, safety and similar applicable Laws.

(d) The Company or a Subsidiary of the Company has good and marketable title to, or a valid and binding leasehold or other interest in, all material tangible personal property purported to be owned by the Company and its Subsidiaries that is necessary in all material respects for the conduct of the business of the Company and its Subsidiaries, free and clear of all Liens (except for Permitted Liens).

3.15 Tax Matters. For the avoidance of doubt, references herein to the Company include its Branch Offices.

(a) All material Tax Returns that are required by applicable Law to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete and accurate in all material respects.

(b) Each of the Company and its Subsidiaries has timely paid all material Taxes due and payable by it (including any Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party), other than Taxes being contested, or that will be contested, in good faith or for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and its Subsidiaries.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no ongoing audit, examination, investigation or other proceeding with respect to any Taxes of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has received written notice from any Governmental Entity that any such audit, examination, investigation or other proceeding is contemplated or pending. No written claim has been made by a Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or a Subsidiary, as the case may be, is or may be subject to Tax of such type or to any obligation to file any Tax Return, in that jurisdiction.

(d) Each of the Company and its Subsidiaries has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholders of the Company or other Person.

(e) Neither the Company nor any of its Subsidiaries has waived or extended any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, which such waiver or extension remains in effect.

(f) Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of state, local, or non-U.S. Law) in the two (2) years prior to the date of this Agreement.

(g) Neither the Company nor any of its Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company) or any similar group for federal, state, local or foreign Tax purposes. Without limiting the foregoing, neither the Company nor any of its Subsidiaries has been required to reduce any tax attributes under Treasury Regulations Section 1.1502-36(d) or any similar provision under any applicable Tax law.

(h) Neither the Company nor any of its Subsidiaries has any liability for any Taxes of any Person (other than the Taxes of the Company or any of its Subsidiaries) (i) under Treasury Regulations Section 1.1502-6 (or any analogous or similar state, local or non-U.S. Law), (ii) as a transferee or successor, (iii) by Contract or (iv) otherwise.

(i) Neither the Company nor any of its Subsidiaries has any application pending with the IRS requesting permission for any changes in accounting methods. Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date under any provision of federal, state, local or non-U.S. law as a result of any (i) change in method of accounting (including pursuant to Section 481 of the Code) (or any similar provision of state, local or non-U.S. Law) for a taxable period ending on or prior to the Closing Date, (ii) installment sale or open transaction disposition made on or prior to the Closing Date, (iii) prepaid amount received outside of the ordinary course of business, on or prior to the Closing Date, (iv) “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) executed on or prior to the Closing Date, (v) any election under Section 965 of the Code, (vi) utilization of dual consolidated losses described in Treasury Regulations issued under Section 1503(d) of the Code on or prior to the Closing Date (or any similar provision of state, local or non-U.S. law), or (vii) any intercompany transaction within the meaning of Treasury Regulations Section 1.1502-13 (or any similar provisions of state, local or non-U.S. law).

(j) There are no Liens for Taxes upon any property or assets of the Company or its Subsidiaries, except for Permitted Liens.

(k) Neither the Company nor any of its Subsidiaries has entered into any transaction that is or is substantially similar to a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other transaction requiring disclosure under analogous provisions of state, local or non-U.S. Law.

(l) None of the Company or any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement, other than such an agreement or arrangement (i) solely between or among the Company and its current wholly owned Subsidiaries or between or among its current wholly owned Subsidiaries or (ii) entered into in the ordinary course of business the primary purpose of which is not related to Taxes.

(m) The Company and each of its Subsidiaries have been in compliance in all material respects with all applicable documentation and record-keeping requirements under applicable transfer pricing Laws in all jurisdictions in which the Company or a Subsidiary, as the case may be, does business.

(n) None of the non-U.S. Subsidiaries acquired substantially all of the properties held directly or indirectly by a U.S. corporation, or substantially all of the properties constituting a trade or business of a U.S. entity treated as a partnership for U.S. federal income tax purposes.

3.16 Material Contracts.

(a) Section 3.16(a) of the Company Disclosure Schedule contains a true, correct and complete list of each of the following undischarged or unsatisfied Contracts (other than any Company Benefit Plans) in force as of the date hereof to which the Company is a party (each such Contract included or required to be included in such list, a “Company Material Contract”):

(i) each Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) Contracts with any of the top ten (10) largest customers of the Company and its Subsidiaries in terms of dollar amounts paid or payable during the twelve (12)-month period ended December 31, 2024 (each, a “Significant Customer”) that involved, during the twelve (12) month ended on December 31, 2024, or is expected to involve, during the twelve (12) months ending on December 31, 2025, aggregate payments in excess of $500,000;

(iii) Contracts with any of the top ten (10) largest suppliers of the Company and its Subsidiaries by purchases made by the Company or any of its Subsidiaries in terms of dollar amounts paid or payable during the twelve (12)-month period ended December 31, 2024 (each, a “Significant Supplier”) that involved, during the twelve (12) month ended on December 31, 2024, or is expected to involve, during the twelve (12) months ending on December 31, 2025, aggregate payments in excess of $500,000;

(iv) other than with respect to an entity that is wholly owned by the Company or any of its Subsidiaries, Contracts concerning the establishment or operation of a partnership, joint venture or limited liability company in which the Company or any of its Subsidiaries holds an equity interest, or that is material to the Company and its Subsidiaries, taken as a whole;

(v) (A) licenses or sublicenses of (or other Contracts in which the Company or any of its Subsidiaries grants or is granted a similar right to use) Intellectual Property from or to any third party (other than (1) non-exclusive licenses or sublicenses of generally commercially available shrink-wrap or off-the-shelf software programs, in each case, with annual license fees or a total replacement cost of less than $500,000 or (2) non-exclusive licenses or sublicenses to customers in the ordinary course of business consistent with past practice, or (3) non-exclusive licenses or sublicenses ancillary to commercial agreements entered into in the ordinary course of business consistent with past practice) or (B) a Contract to which the Company or any of its Subsidiaries is a party that, since September 30, 2023 provided or provides for the assignment of Intellectual Property to or from any third party (except for inventor assignments), in the case of each of clauses (A) and (B), except for such assignments, licenses and sublicenses that are not material to the Company and its Subsidiaries, taken as a whole;

(vi) other than any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act, any Contract with an employee or independent contractor of the Company or any of its Subsidiaries that provides for annual base compensation in excess of $250,000;

(vii) indentures, credit agreements, loan agreements and similar instruments pursuant to which the Company or any of its Subsidiaries has or will incur or assume any indebtedness for borrowed money or has or will guarantee or otherwise become liable for any indebtedness of any other Person for borrowed money other than any indentures, credit agreements, loan agreements or similar instruments between or among any of the Company and any of its wholly-owned Subsidiaries, in each case in excess of $500,000 individually;

(viii) Contracts under which the Company or any of its Subsidiaries has directly or indirectly guaranteed outstanding indebtedness or other liabilities of any Person (other than the Company or any of its wholly-owned Subsidiaries), or provided or assumed security interest, off-balance sheet arrangement, contingent obligation or indemnity, the value of which exceeds $500,000 individually;

(ix) Contracts under which the Company or any of its Subsidiaries, directly or indirectly, has agreed to make, after the date hereof any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly-owned Subsidiaries), the value of which exceeds $500,000 individually;

(x) Contracts that require the future acquisition from another Person to the Company or any of its Subsidiaries, or future disposition to another Person by the Company or any of its Subsidiaries, of assets or capital stock or other equity interest of another Person, and other Contracts that relate to an acquisition by or to the Company or any of its Subsidiaries or similar transactions, in any such case, after the date hereof, the value of which exceeds $500,000 individually;

(xi) settlement, conciliation or similar Contracts, including any such agreement with any Governmental Entity, that would require the Company or any of its Subsidiaries to pay, after taking into account amounts paid or payable by insurance, consideration of more than $500,000 after the date hereof or that contains material continuing restrictions on the business or operations of or other non-monetary obligations of the Company or its Subsidiaries;

(xii) Contracts that obligate the Company or any of its Subsidiaries to make any future capital investment or capital expenditure outside the ordinary course of business and in excess of $500,000 individually or $3,000,000 in the aggregate;

(xiii) each Contract that provides for indemnification of any officer, director or employee by the Company under which the Company is subject to any indemnification obligation in effect;

(xiv) Contracts containing any stockholders, investors rights, registration rights or similar agreements or arrangements;

(xv) any Contract with or involving a Governmental Entity;

(xvi) any Contract relating to the formation, creation, operation, management or control of, a partnership, joint venture, strategic cooperation or similar arrangement;

(xvii) Contracts containing a material “most favored nation” provision or equivalent preferential pricing terms to which the Company or any of its Subsidiaries is subject;

(xviii) Contracts containing minimum volume requirements or commitments or exclusive purchasing arrangements, other than transport contracts in the ordinary course of business; or

(xix) Contracts granting to any Person an option, right of first refusal, right of first offer or similar preferential right with respect to the sale, transfer or other disposition of any (i) business or line of business of the Company or any of its Subsidiaries, or (ii) a material portion of the assets or properties of the Company or any of its Subsidiaries.

(b) The Company has made available to Parent a true and complete copy of each Company Material Contract. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Company Material Contracts are valid, binding and in full force and effect and are enforceable by the Company or the applicable Subsidiary in accordance with their terms, subject to Bankruptcy and Enforceability Exceptions, (ii) the Company, or the applicable Subsidiary, has performed all obligations required to be performed by it under the Company Material Contracts, and it is not (with or without notice or lapse of time, or both) in breach or default thereunder and, to the Knowledge of the Company, no other party to any Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder, (iii) neither the Company nor any of its Subsidiaries has, to the Knowledge of the Company, received notice that it has breached, violated or defaulted under any Company Material Contract, and (iv) as of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice of the foregoing or from the counterparty to any Company Material Contract regarding an intent to terminate, cancel, or materially modify any Company Material Contract (whether as a result of a change of control or otherwise).

3.17 Intellectual Property.

(a) Section 3.17(a) of the Company Disclosure Schedule sets forth a true and complete list of all (i) issued patents and pending patent applications, (ii) trademark and service mark registrations and applications, (iii) copyright registrations and applications, and (iv) internet domain name registrations, in each case that are included in the Company Owned Intellectual Property (clause (i) through (iv), collectively, the “Company Registered Intellectual Property”) (identifying in each case the record and beneficial title holder and describing any applicable filing and registration particulars). The Company Owned Intellectual Property is subsisting and, to the Knowledge of the Company, with respect to issued patents and registered trademarks and copyrights, valid and enforceable. All items of Company Registered Intellectual Property that are registrations are currently in force and those that are applications are currently pending. To the Knowledge of the Company, all registration, maintenance and renewal fees applicable to the Company Registered Intellectual Property that are currently due have been paid and all documents and certificates related to such items have been filed with the relevant Governmental Entity or other authorities in the applicable jurisdictions for the purposes of maintaining such items. No Proceeding is pending or, to the Knowledge of the Company, has been threatened, that challenges the scope, validity, enforceability, registration or ownership of any Company Owned Intellectual Property.

(b) The Company or one of its Subsidiaries is the sole and exclusive owner of the Company Owned Intellectual Property and possesses all right, title and interest in and to the Company Owned Intellectual Property and its rights under the Company Licensed Intellectual Property, in each case free and clear of all Liens (other than Permitted Liens). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, the Company and its Subsidiaries own all right, title and interest in, or have a valid and enforceable license to use, all Intellectual Property used or held for use in, or otherwise necessary for, the conduct of the respective businesses of the Company and its Subsidiaries as currently conducted.

(c) There exist no material restrictions on the disclosure, use, license or transfer of the Company Owned Intellectual Property. The consummation of the Transactions will not (i) alter, encumber, impair or extinguish any Company Intellectual Property or impair the right of Parent or any of its affiliates to develop, use, sell, license or otherwise exploit or dispose of, or to bring any action for the infringement, misappropriation or other violation of, any Company Intellectual Property or (ii) encumber any of the Intellectual Property licensed or owned by Parent or any of its affiliates, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) Neither the Company nor any of its Subsidiaries, nor the operation of the business of the Company and its Subsidiaries, infringes, misappropriates, dilutes, or otherwise violates (and, since September 30, 2021 (and, with respect to Patents, in the six years prior to the date hereof), has not infringed, misappropriated, diluted or otherwise violated) any Intellectual Property rights of any Person, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written claim, demand, or notice (including any offer to license) alleging any such infringement, misappropriation, dilution, or violation, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating, or has infringed, misappropriated, diluted or otherwise violated, any Company Owned Intellectual Property, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There is no Proceeding pending, or to the Company’s Knowledge, threatened against, or affecting, the Company or any of its Subsidiaries, (x) that is based upon, challenges or seeks to deny or restrict the rights of the Company or its Subsidiaries in the Company Owned Intellectual Property or (y) alleging that the operation of the business of the Company and its Subsidiaries, or the use of any Company Intellectual Property or any services provided, processes used or products manufactured, used, imported or sold by the Company or any of its Subsidiaries, infringes upon, misappropriates or otherwise violates any Intellectual Property of any other Person, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have not incorporated, used, licensed or linked any open source or similar Software code in or with or to the Company’s or its Subsidiaries’ proprietary Software or any other Software included in the Company Owned Intellectual Property or distributed by, or otherwise used in the business of, the Company or any of its Subsidiaries in a manner, or under terms and conditions, that (x) requires or would require that any of such Software (other than open source software) be (A) made available, licensed, disclosed or distributed in source code form, (B) freely licensed at no cost for the purpose of making modifications or derivative works, (C) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind or (D) redistributable at no charge or (y) grants or would require the grant of a royalty-free license to any Person of such Software. The Company and its Subsidiaries have not delivered or made available, or agreed to deliver or make available, the source code for any Software included in the Company Owned Intellectual Property to any Person, except to employees and contractors performing services on behalf of the Company pursuant to written Contracts containing a binding obligation to maintain the confidentiality of such source code and reasonably protecting the Company’s and Company’s Subsidiaries’ rights to such source code.

None of such Software included in the Company Owned Intellectual Property is subject to any agreement with any Person under which the Company or any of its Subsidiaries has deposited, or would be required to deposit, into escrow the source code of such Software and no such source code has been released to any Person, or is entitled to be released to any Person, by any escrow agent. The consummation of the Transactions will not trigger the release of any source code of any such Software.

(f) The Company and its Subsidiaries take and have taken commercially reasonable actions, consistent with industry standards, to maintain, enforce, protect and preserve the confidentiality of all Company Intellectual Property, the value of which to the Company and its Subsidiaries is contingent upon maintaining the confidentiality thereof. To the Knowledge of the Company, no such Company Intellectual Property has been disclosed other than to employees, representatives and agents of the Company and its Subsidiaries, all of whom are bound by written confidentiality agreements or otherwise subject to a legally enforceable duty of confidentiality.

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each current and former employee, consultant, independent contractor or other Person who has contributed to or participated in the development of any Company Owned Intellectual Property for or on behalf of the Company or its Subsidiaries has executed a valid and enforceable written assignment agreement sufficient in all material respects to irrevocably transfer all rights, title and interest in that Intellectual Property to the Company or a Subsidiary of the Company, including whereby such employee, consultant, independent contractor or other Person, as applicable, presently assigns to the Company or its Subsidiaries, as applicable, any ownership interest and right they may have in all such Intellectual Property.

(h) The IT Systems operate and perform materially in accordance with their documentation and functional specifications and otherwise in a manner adequate and sufficient for the operation of the business of each of the Company and its Subsidiaries as currently conducted, to the Knowledge of the Company, free and clear of all bugs, errors, defects, Trojan horses, time bombs, backdoor, malware, spyware, disabling code or instructions or other corruptants. There have been no known material failures or outages of any IT Systems. The Company and its Subsidiaries have each taken commercially reasonable actions, consistent with industry standards, to monitor, maintain, enforce, protect and preserve the confidentiality, continuous operation, redundancy, security and integrity of all IT Systems (and all data, information (including Personal Information) and transactions transmitted thereby or stored or contained therein) against any unauthorized use, access, interruption, disablement, modification, loss or corruption, including the implementation and maintenance of commercially reasonable data security, data backup, data storage, system redundancy, disaster avoidance and recovery procedures, business continuity procedures and encryption and other security procedures, protocols and technologies, in each case, with respect to the IT Systems consistent with industry standards and practices.

(i) Without limiting Section 3.17(h), the Company and its Subsidiaries have implemented and maintained reasonable security measures consistent with industry practices designed to protect data relating to the customers of their respective businesses (including Personal Information) (“Customer Data”), under their possession or control from unauthorized access. Neither the Company nor any of its Subsidiaries has experienced any material breaches, failures, outages, unauthorized uses of or accesses to, interruption, disablement, modification, loss, corruption or other compromise of or relating to any IT Systems (or any data, information (including Personal Information or Customer Data) or transactions stored or contained therein or transmitted thereby) (each, a “Security Incident”). To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has been notified of any such Security Incident.

(j) The Company and its Subsidiaries have materially complied, and are currently in material compliance, with all applicable Information Privacy Requirements. No Proceeding has been filed, commenced or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging any failure to comply with any Information Privacy Requirements, and there are no pending investigations by any Governmental Entity relating to the compliance of the Company or any of its

Subsidiaries with any applicable Information Privacy Requirements. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have not notified any Governmental Entity or other Person of any Security Incident. The Company and each of its Subsidiaries have made all disclosures as required by applicable Information Privacy Requirements. To the Knowledge of the Company, the consummation of the Transactions will not breach or otherwise cause any material violation by the Company or any of its Subsidiaries of any applicable Information Security Requirement.

3.18 Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all insurance policies maintained by the Company and its Subsidiaries are in full force and effect with financially sound and reputable insurers and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default, and, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no written notice of cancellation or termination, other than in the ordinary course of business, has been received with respect to any such policy.

3.19 Broker’s Fees. Except for the fees and expenses of Greenhill, the Company’s financial advisor, neither the Company nor any of its Subsidiaries nor any of their respective officers or directors on behalf of the Company or such Subsidiaries has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions.

3.20 Related Party Transactions. Neither the Company nor any of its Subsidiaries is party to any transaction or arrangement under which any (a) present or former executive officer or director of the Company or any Subsidiary, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class of equity of the Company or (c) affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other Contract with or binding upon the Company or any Subsidiary or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K.

3.21 Takeover Statutes; Rights Plans. Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.7, no “fair price,” “business combination,” “control share acquisition,” “moratorium” or similar anti-takeover statute or regulation or any similar provision of the Company Charter or Company Bylaws that is applicable to the Merger or the other Transactions.

3.22 Opinion of Financial Advisor. The Company Board has received the oral opinion of Greenhill & Co., LLC (“Greenhill”), an affiliate of Mizuho Americas LLC (which has subsequently been confirmed in writing), to the effect that, as of such date, and based upon and subject to the limitations, qualifications and assumptions set forth in the written opinion of Greenhill, the Merger Consideration to be paid to the holders of Shares (other than with respect to (i) holders of Shares to be cancelled as set forth in Section 2.1(b) and (ii) affiliates of the Company) pursuant to this Agreement is fair from a financial point of view to such holders.

3.23 Customers and Suppliers.

(a) Section 3.23(a) of the Company Disclosure Schedule identifies each of the Significant Customers. Since January 1, 2022 through the date hereof, the Company has not received from any Significant Customer, a written communication that such Significant Customer has terminated or materially altered its relationship with the Company, or applicable Subsidiary, and neither the Company nor any of its Subsidiaries has received any written notice from any Significant Customer that such Significant Customer will not continue as a customer of the Company or any of its Subsidiaries, as applicable, or that such Significant Customer intends to terminate or modify existing Contracts with the Company or any of its Subsidiaries in a manner that is materially adverse to the Company or applicable Subsidiary, as applicable.

(b) Section 3.23(b) of the Company Disclosure Schedule identifies each of the Significant Suppliers. Since January 1, 2022 through the date hereof the Company has not received from any Significant Supplier, a written communication that such Significant Supplier has terminated or materially altered its relationship with the Company, or applicable Subsidiary, and neither the Company nor any of its Subsidiaries has received any written notice from any Significant Supplier that such Significant Supplier will not continue as a supplier of the Company or any of its Subsidiaries, as applicable, or that such Significant Supplier intends to terminate or modify existing Contracts with the Company or any of its Subsidiaries in a manner that is materially adverse to the Company or applicable Subsidiary, as applicable.

(c) As of the date of this Agreement, (i) none of the Significant Customers or Significant Suppliers has ceased its purchases from or sales or provision of products or services to or from the Company or any of its Subsidiaries or, to the Knowledge of the Company, threatened to cease such purchases or sales or provision of products or services, (ii) none of the Significant Customers or Significant Suppliers has materially delayed or interrupted purchases or sales or provision of products or services to or from the Company or any of its Subsidiaries, or threatened in writing or, to the Knowledge of the Company, orally to materially delay or reduce its purchases or sales or provision of products or services to or from the Company or any of its Subsidiaries.

3.24 No Other Representations or Warranties.

(a) Except for the representations and warranties expressly set forth in this ARTICLE 3, none of the Company, any of its affiliates or any other Person on behalf of the Company makes any express or implied representation or warranty of any kind whatsoever, at Law or in equity, with respect to the Company, its Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or with respect to any other information (including projections, estimates, forecasts or budgets) provided, or made available, to Parent, Merger Sub or their respective Representatives or affiliates in connection with the Transactions, including the accuracy or completeness thereof, notwithstanding the delivery or disclosure to Parent and the Merger Sub or any of their affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or affiliates or any other Person resulting from Parent’s, Merger Sub’s or their Representatives’ or affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Representatives or affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this ARTICLE 3.

(b) Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that (i) neither Parent nor Merger Sub, nor any affiliate or Representative of either of them, has made or is making any representation or warranty relating to Parent, any of its Subsidiaries or Merger Sub, whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in ARTICLE 4 and the certificate delivered by the Parent and Merger Sub pursuant to Section 6.3(c), including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent and its Subsidiaries furnished or made available to the Company or any of its Representatives, (ii) all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by Parent and Merger Sub, and (iii) the Company is not relying and has not relied on any such other representation or warranty not set forth in ARTICLE 4 and the certificate delivered by the Parent and Merger Sub pursuant to Section 6.3(c).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby represent and warrant to the Company as follows:

4.1 Corporate Organization. Each of Parent and Merger Sub is an entity duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on Parent’s and Merger Sub’s ability to consummate the Transactions.

4.2 Authority, Execution and Delivery; Enforceability. Each of Parent and Merger Sub has all necessary power and authority to enter into, execute and deliver this Agreement and any Ancillary Agreement to which it is a party, to perform and comply with each of its obligations under this Agreement and such Ancillary Agreement and, subject to receipt of the Required Regulatory Authorizations and compliance with Regulatory Laws, to consummate the Transactions, in each case, applicable to such party, in accordance with the terms of this Agreement and the Ancillary Agreements to which it is a party. The adoption, execution and delivery by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party, the performance and compliance by Parent and Merger Sub with each of its obligations herein and therein, and the consummation by Parent and Merger Sub of the Transactions and the other transactions contemplated by such Ancillary Agreements applicable to it have been duly authorized by all necessary action on the part of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub and no stockholder votes of Parent are necessary to authorize this Agreement or the consummation by Parent and Merger Sub of the Transactions to which it is a party. Each of Parent and Merger Sub has duly and validly executed and delivered this Agreement and the Ancillary Agreements to which it is a party dated on or before the date hereof and, assuming the due authorization, execution and delivery by the Company, this Agreement and each Ancillary Agreement constitutes Parent’s and Merger Sub’s legal, valid and binding obligation, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to Bankruptcy and Enforceability Exceptions.

4.3 No Conflicts.

(a) The execution and delivery of this Agreement by Parent and Merger Sub, does not and will not, and the performance of this Agreement by Parent and Merger Sub will not, (i) conflict with or violate any provision of the certificate of incorporation, certificate of limited partnership, limited partnership agreement, bylaws or similar organizational documents of Parent or Merger Sub, (ii) assuming that all Consents described in Section 4.3(b) have been obtained and all filings and notifications described in Section 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, Merger Sub or any other Subsidiary of Parent, or by which any property or asset of Parent or Merger Sub is bound or affected, or (iii) require any consent, approval, authorization, filing or notification under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Parent or any of their Subsidiaries, including Merger Sub, pursuant to any Contract to which Parent or any of their Subsidiaries, including Merger Sub, is a party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent’s or Merger Sub’s ability to consummate the Transactions.

(b) The execution and delivery of this Agreement by Parent and Merger Sub does not and will not, and the consummation by Parent and Merger Sub of the Transactions and compliance by Parent and Merger Sub with any of the terms or provisions hereof will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act, the Securities Act, the rules and regulations of the Tokyo Stock Exchange and any other applicable U.S. state or federal securities laws, (ii) as required under any applicable Regulatory Laws, (iii) receipt of Taiwan DIR Approval, (iv) the filing and recordation of the Certificate of Merger as required by the DGCL, (v) receipt of CFIUS Approval, and (vi) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent’s and Merger Sub’s ability to consummate the Transactions.

4.4 Litigation. There is no Proceeding pending, or, to the Knowledge of Parent, threatened that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Parent’s or Merger Sub’s ability to consummate the Transactions, and neither Parent nor Merger Sub is subject to any outstanding Order or is in violation of any applicable Law that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Parent’s or Merger Sub’s ability to consummate the Transactions.

4.5 Financial Capability.

(a) Sufficiency of Funds. Parent has and will have, at the Effective Time and, except as would not reasonably be expected to have a material adverse effect on Parent’s ability to consummate the Transaction, at all times from the date of this Agreement to the Effective Time and at the Effective Time, sufficient funds to: (i) make all payments contemplated by this Agreement in connection with the Merger (including the payment of all amounts payable pursuant to ARTICLE 2 in connection with or as a result of the Merger); and (ii) pay all fees and expenses required to be paid at the Closing by Parent or Merger Sub.

(b) Financing Not a Condition. Parent understands and acknowledges that its obligations under this Agreement are not in any way contingent upon or otherwise subject to or conditional upon Parent’s consummation of any financing arrangements, Parent’s obtaining of any financing or the availability, grant, provision or extension of any financing to Parent.

4.6 Proxy Statement and Tokyo Stock Exchange Announcement.

(a) None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Merger Sub with respect to such portions thereof that relate expressly to the Company or any of its Subsidiaries or to statements made therein based on information supplied by or on behalf of Company for inclusion or incorporation by reference therein).

(b) None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Tokyo Stock Exchange Announcement will, at the date that the Tokyo Stock Exchange Announcement or any amendment or supplement thereto is disclosed through the website of the Tokyo Stock Exchange, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Merger Sub with respect to such portions thereof that relate expressly to the Company or any of its Subsidiaries or to statements made therein based on information supplied by or on behalf of Company for inclusion or incorporation by reference therein).

4.7 Ownership of Company Capital Stock. Except as a result of this Agreement and consummation of the Transactions, none of Parent, Merger Sub, or any other Subsidiary of Parent beneficially owns any Shares or other Equity Interests in the Company. None of Parent, Merger Sub, or any other Subsidiary of Parent, nor any of their respective “affiliates” or “associates” is, or at any time during the last three (3) years has been, an “interested stockholder” of the Company (as each such term is defined in Section 203 of the DGCL). Assuming that the Company Board has waived the applicability of Section 203 of the DGCL prior to the execution of this Agreement, neither Parent nor Merger Sub has taken any action that will result in the application of Section 203 of the DGCL to the Transactions.

4.8 Solvency. Assuming (a) satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligation to consummate the Merger in Sections 6.1 and 6.2 and (b) the accuracy of the representations and warranties set forth in ARTICLE 3, immediately after giving effect to the consummation of the Transactions, the Surviving Corporation will not (i) be insolvent (either because its financial condition is such that the sum of its liabilities is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its liabilities as they come due), (ii) have unreasonably small capital with which to engage in its business or fail to satisfy any capital adequacy requirements under Law or (iii) have incurred obligations beyond its ability to pay them as they become due. No transfer of property is being made and no obligation is being incurred in connection with the Transactions with the intent to hinder, delay or defraud either present or future creditors of any of Parent, its Subsidiaries or the Company.

4.9 Ownership of Merger Sub. All of the outstanding Equity Interests of Merger Sub have been duly authorized, validly issued, fully paid and nonassessable. All of the issued and outstanding Equity Interests of Merger Sub are, and at the Effective Time will be, wholly owned directly or indirectly by Parent. Merger Sub was formed solely for purposes of the Merger and, except for matters incident to formation and execution and delivery of this Agreement and the performance of the Transactions, has not prior to the date hereof engaged in any business or other activities.

4.10 No Stockholder and Management Arrangements. Except for or as otherwise contemplated by this Agreement (including the Support Agreements), or as expressly authorized by the Company Board, neither Parent nor Merger Sub, nor any of their respective officers, directors or affiliates, is a party to any Contract, or has made or entered into any formal or informal arrangement or other understanding (including as to continuing employment), with any stockholder, director or officer of the Company relating to this Agreement, the Merger or any other Transactions, or the Surviving Corporation or any of its affiliates, businesses or operations from and after the Effective Time.

4.11 Brokers. Except for Citigroup Global Markets Asia Limited, neither Parent nor any of their respective Subsidiaries nor any of their respective officers or directors on behalf of Parent or any of their respective Subsidiaries has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions.

4.12 No Other Representations and Warranties.

(a) Except for the representations and warranties expressly set forth in this ARTICLE 4, none of Parent or Merger Sub, any of their respective affiliates or any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty of any kind whatsoever, at Law or in equity, with respect to Parent or Merger Sub or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or with respect to any other information (including projections, estimates, forecasts or budgets) provided, or made available, to the Company or its Representatives or affiliates in connection with the Transactions, including the accuracy or completeness thereof, notwithstanding the delivery or disclosure to the Company or any of its affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Without limiting the foregoing, none of Parent, Merger Sub or any other Person will have or be subject to any liability or other obligation to the Company or its Representatives or affiliates or any other Person resulting from the Company’s or its Representatives’ or affiliates’ use of any information, documents, or other material made available to the Company or its Representatives or affiliates, in any form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this ARTICLE 4.

(b) Notwithstanding anything to the contrary contained in this Agreement, Parent and Merger Sub each acknowledges and agrees that (i) neither the Company, nor any affiliate or Representative of the Company, has made or is making any representation or warranty relating to the Company or any of its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in ARTICLE 3 and the certificate delivered by the Company pursuant to Section 6.2(d), including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent, Merger Sub or any of their Representatives, (ii) all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company, and (iii) neither Parent nor Merger Sub is relying on or has relied on any such other representation or warranty not set forth in ARTICLE 3 and the certificate delivered by the Company pursuant to Section 6.2(d).

ARTICLE 5

COVENANTS

5.1 Conduct of Business by the Company Pending the Closing. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement in accordance with ARTICLE 7, except (i) as required by Law or Order, (ii) as otherwise expressly contemplated by any other provision of this Agreement, (iii) as set forth in Section 5.1 of the Company Disclosure Schedule or (iv) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to: (x) conduct its business and operations, and the business and operations of each of its Subsidiaries, only in the ordinary course of business consistent with past practice, and maintain and preserve intact the Company’s and its Subsidiaries’ business organization, assets and properties, (y) maintain in effect all of its material Permits, and (z) keep available the services of the current officers, employees and consultants of the Company and each of its Subsidiaries and to preserve the goodwill and current relationships of the Company and each of its Subsidiaries with customers, suppliers, distributors, licensors, licensees and other Persons with which the Company or any of its Subsidiaries has business relations. Without limiting the foregoing, except (i) as required by Law or Order, (ii) as otherwise expressly contemplated by any other provision of this Agreement or (iii) as set forth in Section 5.1 of the Company Disclosure Schedule, the Company shall not, and shall cause its Subsidiaries not to, between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement in accordance with ARTICLE 7, directly or indirectly, take any of the following actions without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed):

(a) amend the certificate of incorporation or bylaws or equivalent organizational documents of the Company or any of its Subsidiaries other than immaterial amendments to the organizational documents of a Subsidiary of the Company;

(b) issue, sell, pledge, dispose of, grant, transfer or encumber any shares of capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities of the Company or any of its Subsidiaries (including Company

Options or Company RSUs except as expressly and specifically permitted in Section 5.1(b) of the Company Disclosure Schedule), other than the issuance of Shares upon the exercise of Company Options or settlement of Company RSUs outstanding as of the date hereof in accordance with their terms;

(c) sell, license, pledge, dispose of, transfer, lease, guarantee, mortgage or encumber (other than Permitted Liens) any property or assets (except Company Intellectual Property which is covered by clause (r)) of the Company or any of its Subsidiaries, except (i) pursuant to existing Contracts expressly and specifically disclosed in Section 5.1(c) of the Company Disclosure Schedule, (ii) the sale, or disposal of goods or inventory in the ordinary course of business consistent with past practice, (iii) the disposition of obsolete, surplus or worn out assets, inventory or equipment or assets that are no longer used in the ordinary course of the Company’s business or (iv) property or assets the value of which would not exceed $500,000 in the aggregate and that would not, individually or in the aggregate, be material to the Company or any of its Subsidiaries;

(d) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or other Equity Interests, except for (i) regular dividends or other distributions made in the ordinary course of business consistent with past practice which shall not be in excess of $0.25 per Share in the aggregate for any six (6)-calendar month period, and (ii) dividends or other distributions paid by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company;

(e) reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other Equity Interests, except with respect to any wholly owned Subsidiary of the Company;

(f) merge or consolidate, directly or indirectly, the Company or any of its Subsidiaries with any Person (other than a wholly owned Subsidiary of the Company) or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(g) acquire (including by merger, consolidation, or acquisition of stock or assets) any Person or assets, other than (i) acquisitions by the Company from any wholly owned Subsidiary or among any wholly owned Subsidiaries of the Company, (ii) acquisitions of inventory, raw materials, supplies and other property in the ordinary course of business consistent with past practice, or (iii) property or assets in an amount not exceeding $500,000 in the aggregate;

(h) (i) issue any debt securities or otherwise incur any Indebtedness, (ii) assume, guarantee or endorse, or otherwise become responsible for (whether directly, contingently or otherwise), any Indebtedness of any Person (other than a wholly owned Subsidiary of the Company) other than in the ordinary course of business, or in amounts that are not material to the Company or any of its Subsidiaries, individually or in the aggregate, and on terms consistent with past practices, or (iii) redeem, repurchase, cancel or otherwise acquire any Indebtedness (directly, contingently or otherwise), except in each case of this clause (iii), in connection with the financing of trade payables or otherwise in the ordinary course of business and in immaterial amounts and on terms consistent with past practices;

(i) make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) any wholly owned Subsidiary of the Company, or (ii) advances in immaterial amounts to its employees in respect of travel or other related business expenses in the ordinary course of business consistent with past practice;

(j) terminate or cancel, or agree to any material amendment to or waiver under, any Company Material Contract, or enter into or amend any Contract that, if existing on the date hereof, would be a Company Material Contract described in subsection (i) of Section 3.16(a), in each case other than (i) in the ordinary course of business consistent with past practice (which shall include the entry into of new statements of work for Company Material Contracts), or (ii) other extensions or renewals of Company Material Contracts related to Company Leased Real Property in the ordinary course of business consistent with past practice;

(k) incur any capital expenditures or any obligations or liabilities in respect thereof, that is more than $500,000 in the aggregate in excess of the Company’s annual capital expenditure budget as disclosed to Parent prior to the date hereof;

(l) except to the extent required by this Agreement, applicable Law, the existing terms of any Company Benefit Plan or Contract: (i) increase the compensation or benefits payable or to become payable to any Company Service Provider (other than increases in base compensation of not more than the percentage set forth on Section 5.1(l)(1) of the Company Disclosure Schedule, individually or in the aggregate, to employees with base compensation of less than the dollar amount set forth on Section 5.1(l)(2) of the Company Disclosure Schedule in the ordinary course of business consistent with past practices; (ii) grant or increase any severance, termination pay, change in control, transaction, retention or similar payments or benefits (or enter into, amend or renew any agreement or arrangement providing for any of the foregoing) with any current or former Company Service Provider; (iii) amend any Company Benefit Plan, or establish, adopt, or enter into any new such arrangement (including any collective bargaining agreement) that if in effect on the date hereof would be a Company Benefit Plan; (iv) grant any equity or equity-based awards or other long-term incentive awards, or discretionarily accelerate the vesting, payment, exercisability or funding of such awards held by any Company Service Providers under any Company Benefit Plan; or (v) hire or terminate any Company Service Providers with base compensation of equal to or greater than the dollar amount set forth on Section 5.1(l)(3) of the Company Disclosure Schedule, other than for cause;

(m) implement, adopt or make any change in accounting policies, practices, principles, methods or procedures, other than as required by Law or GAAP;

(n) compromise, settle or agree to settle any Proceeding, other than (i) those that involve only the payment by the Company or its Subsidiaries, after taking into account amounts paid or payable by insurance, of monetary damages not in excess of the dollar amount set forth on Section 5.1(n) of the Company Disclosure Schedule in the aggregate, in any case, without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its Subsidiaries or (ii) any Proceeding that relates to the Transactions;

(o) implement or announce any mass employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that will create a notice obligation or other liability under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Law;

(p) form any Subsidiary or enter into any new, or terminate any existing, line of business or product line that would be material to the Company and its Subsidiaries, taken as a whole;

(q) make or change any material Tax election, change an annual Tax accounting period, adopt or change any Tax accounting method, settle any material Tax claim, audit or assessment, file any amended Tax Return, surrender any right to claim a material Tax refund, incur any material Taxes outside the ordinary course of business consistent with past practice, seek or obtain any ruling from a Tax authority with respect to Taxes, or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(r) abandon, allow to lapse, sell, assign, transfer, grant any security interest in or otherwise encumber, dispose of any material Company Owned Intellectual Property, or grant any right or license to any material Company Owned Intellectual Property other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

(s) modify (i) any privacy policies of the Company or any of its Subsidiaries, or (ii) the integrity, security, or operation of the Company’s or any of its Subsidiaries’ information technology systems in any adverse manner that would reasonably be expected to be material to the Company and its Subsidiaries, individually or in the aggregate;

(t) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;

(u) (i) enter into any collective bargaining agreement or other labor agreement with any labor organization with respect to employees of the Company, or (ii) enter into any card-check recognition agreement, neutrality agreement or labor agreement of any kind with respect to any employees of the Company; or

(v) authorize or enter into any Contract or otherwise agree or make any commitment to do any of the foregoing.

Notwithstanding the foregoing, nothing in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries at any time prior to the Closing.

5.2 Access to Information; Confidentiality.

(a) From the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with ARTICLE 7, the Company shall, and shall cause each of its Subsidiaries to use commercially reasonable efforts to: (i) provide to Parent and Merger Sub and their respective Representatives reasonable access during normal business hours in such a manner as not to interfere unreasonably with the business conducted by the Company or any of its Subsidiaries, upon prior notice to the Company, to the officers, employees, accountants, agents, properties, offices and other facilities of the Company and each of its Subsidiaries and to the books, records, Contracts and other assets thereof; and (ii) furnish to Parent, Merger Sub and their respective Representatives during normal business hours upon prior notice such information concerning the business, properties, Contracts, assets and liabilities of the Company and each of its Subsidiaries as Parent, Merger Sub or their Representatives may reasonably request; provided, however, that the Company shall not be required to (or to cause any of its Subsidiaries to) afford such access or furnish such information to the extent that the Company reasonably believes that doing so would: (A) result in a waiver of attorney-client privilege or similar protection; (B) contravene any applicable Law or fiduciary duty; (C) contravene any third-party binding agreement entered into prior to the date of this Agreement (provided that, in such event, the Company shall use its commercially reasonable efforts to obtain any applicable consent to permit disclosure thereunder pursuant to this Section 5.2(a)); (D) cause significant competitive harm to the Company and its businesses if the transactions contemplated by this Agreement are not consummated; or (E) reveal bids received from third parties prior to the date of this Agreement in connection with transactions similar to those contemplated by this Agreement and any information and analysis (including financial analysis) relating to such bids (provided that, in each case of clauses (A) through (D), the Company shall give Parent notice and explanation, in reasonable detail, of any information withheld, and use its commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in such contravention, in a loss of attorney-client privilege or similar protection, or in competitive harm). No investigation shall affect the Company’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to Parent or Merger Sub pursuant to this Agreement.

(b) The parties hereby agree that all information provided to the other party or the other parties’ Representatives in connection with this Agreement and the consummation of the Transactions, including any information obtained pursuant to Section 5.2(a), shall be treated in accordance with the Confidentiality Agreement, dated October 7, 2024 between Parent and the Company (the “Confidentiality Agreement”). Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, which shall survive the termination of this Agreement in accordance with the terms set forth therein.

5.3 Non-Solicitation.

(a) Except as permitted by this Section 5.3, during the period from the date of this Agreement until the earlier of the Effective Time or the valid termination of this Agreement pursuant to ARTICLE 7, the Company shall not, and shall direct its Subsidiaries, and the Company’s and its Subsidiaries’ respective Representatives acting on behalf or at the direction of the Company or its Subsidiaries not to: (i) directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal; (ii) enter into, continue, conduct, or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party (or its potential sources of financing) relating to: (A) a Takeover Proposal; or (B) any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal; (iii) enter into letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract in each case relating to any Takeover Proposal (excluding, for the avoidance of doubt, any Acceptable Confidentiality Agreements, each, a “Company Acquisition Agreement”), or approve, submit for stockholder approval or recommend a Takeover Proposal or Company Acquisition Agreement; (iv) except where the Company Board (A) makes a good faith determination, after consultation with its financial advisor and outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board and (B) substantially concurrently with such determination, grants a waiver or release of any and all standstill or similar agreement that is applicable to the Parent, amend, knowingly fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any Equity Interests of the Company or any of its Subsidiaries, (v) approve any transaction under, or any third party becoming an “interested stockholder” under, Section 203 of the DGCL, except as may be required in connection with a Company Adverse Recommendation Change in accordance with Section 5.3(d), or (vi) approve, authorize, agree or publicly announce any intention to do any of the foregoing. The Company shall, shall cause its Subsidiaries, and shall direct the Company’s and its Subsidiaries’ Representatives acting on behalf or at the direction of the Company or any of its Subsidiaries to cease immediately and cause to be terminated any and all existing activities, discussions, or negotiations, if any, with any third party with respect to any Takeover Proposal or any inquiry or proposal that would reasonably expected to lead to a Takeover Proposal and shall request in writing that any third party in possession of non-public information in respect of the Company or any of its Subsidiaries that was furnished by or on behalf of the Company and its Subsidiaries in connection with a Takeover Proposal or such inquiry or proposal in the last twelve (12) months prior to the date of this Agreement return or destroy (and confirm destruction of) all such information and request that such third parties direct their Representatives to do the same. Notwithstanding the foregoing, the parties agree that it is not a breach of this Agreement for the Company, its Subsidiaries, or the Company’s or its Subsidiaries’ respective Representatives to reply to an unsolicited Takeover Proposal to inform such Person that the Company and its directors and officers and Representatives are subject to a no-shop provision and cannot engage in discussions except in accordance with this Agreement.

(b) Notwithstanding Section 5.3(a), prior to the receipt of Company Stockholder Approval, the Company Board, directly or indirectly through any Representative, may, subject to Section 5.3(c): (i) participate in negotiations or discussions with any third party that has made (and not withdrawn) a written Takeover Proposal that the Company believes in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or would reasonably be expected to result in a Superior Proposal; (ii) thereafter furnish to such third party non-public information relating to the Company or any of its Subsidiaries pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement; and (iii) contact any Person who has submitted a Takeover Proposal to clarify the terms and conditions thereof for purposes of determining whether such Takeover Proposal constitutes a Superior Proposal; provided, that (x) in each such case of clauses (i), (ii) and (iii) of this Section 5.3(b), none of the Company, any of its Subsidiaries or any Representatives acting on behalf or at the direction of the Company or its Subsidiaries shall have committed a material breach of Section 5.3(a) in connection with the receipt of such Takeover Proposal, and (y) in each such case of clauses (i) and (ii) of this Section 5.3(b), the Company Board first shall have determined in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law.

(c) The Company Board shall not take any of the actions referred to in clauses (i) or (ii) of Section 5.3(b) unless the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action. The Company shall notify Parent promptly (but in no event later than forty-eight (48) hours) after it obtains Knowledge of the receipt by the Company (or any of its Representatives) of any Takeover Proposal or any inquiry, indication of interest, proposal, offer or request for information with respect to, or that would reasonably be expected to lead to, a Takeover Proposal. In such notice, the Company shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request, including any proposed financing. The Company shall keep Parent reasonably informed, on a reasonably current basis, of the status and material terms of any such Takeover Proposal, inquiry, indication, proposal, offer or request, including any material amendments or proposed amendments as to price, proposed financing, and other material terms thereof. The Company shall promptly provide Parent with copies of any non-public information concerning the Company’s and any of its Subsidiary’s business, present or future performance, financial condition, or results of operations, provided to any third party to the extent such information has not been previously provided to Parent.

(d) Except as expressly permitted by this Section 5.3(d), neither the Company Board nor any committee thereof shall effect a Company Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Company Acquisition Agreement.

(i) Notwithstanding the foregoing, at any time prior to the receipt of Company Stockholder Approval, the Company Board may: (A) effect a Company Adverse Recommendation Change with respect to a Superior Proposal, and/or (B) terminate this Agreement pursuant to Section 7.4(a) in order to enter into a Company Acquisition Agreement with respect to such Superior Proposal; in each case, that did not result, directly or indirectly, from a material breach of this Section 5.3 if: (I) the Company promptly notifies Parent, in writing, at least four (4) Business Days (the “Superior Proposal Notice Period”) before taking the action described in clause (A) or (B) of this Section 5.3(d)(i), of its intention to take such action with respect to such Superior Proposal, which notice shall state expressly that the Company has received a Takeover Proposal that the Company Board intends to declare as a Superior Proposal, and that the Company Board intends to take the action described in clause (A) or (B) of this Section 5.3(d)(i); (II) the Company specifies the identity of the party making the Superior Proposal and the material terms and conditions thereof in such notice and includes an unredacted copy of the Takeover Proposal and attaches to such notice the most current version of any proposed agreement (which version shall be updated on a prompt basis) for such Superior Proposal and any related documents, including financing documents (which financing documents may include customary redactions), to the extent provided by the relevant party in connection with the Superior Proposal; (III) the Company and its Representatives during the Superior Proposal Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least two (2) Business Days remains in the Superior Proposal Notice Period subsequent to the time the Company notifies Parent of any such material revision (it being understood that there may be multiple extensions)); and (IV) the Company Board determines in good faith, after consulting with its financial advisor and outside legal counsel, that such Takeover Proposal continues to constitute a Superior Proposal (after taking into account any adjustments made by Parent during the Superior Proposal Notice Period in the terms and conditions of this Agreement) and that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law.

(ii) Notwithstanding the foregoing, at any time prior to the receipt of Company Stockholder Approval, the Company Board may effect a Company Adverse Recommendation Change with respect to an Intervening Event, if: (A) the Company promptly notifies Parent, in writing (email to Parent and Parent’s outside counsel pursuant to Section 8.2 being deemed sufficient), at least four (4) Business Days (the “Intervening Event Notice Period”) before effecting a Company Adverse Recommendation Change of its intention to take such action with respect to such Intervening Event, which notice shall advise Parent of the Intervening Event, including a description in reasonable detail of the underlying facts and circumstances giving rise to such Intervening Event (and the reasons for taking such action in reasonable detail), and that the Company Board intends to effect a Company Adverse Recommendation Change; (B) the Company and its Representatives during the Intervening Event Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of this Agreement that obviates the need for the Company Board to effect, or cause the Company to effect, a Company Adverse Recommendation Change as a result of such Intervening Event; and (C) the Company Board determines in good faith, after consulting with its financial advisor and outside legal counsel, that an Intervening Event has occurred and that the failure to effect a Company Adverse Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law. The Company Board may not effect a Company Adverse Recommendation Change pursuant to this Section 5.3(d)(ii) on the basis of any fact or circumstance relating to the time required for obtaining any Governmental Authorization in connection with the Transactions or any condition, undertaking or commitment that may be required or proposed in connection therewith.

(e) Nothing contained herein shall prevent the Company Board or any committee thereof from disclosing to the Company’s stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if the Company determines, after consultation with its financial advisor and outside legal counsel, that failure to disclose such position would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law; provided, however, that any public disclosure (other than any “stop, look and listen” statement made under Rule 14d-9(f) under the Exchange Act) by the Company or the Company Board (or any committee thereof) relating to any determination, position or other action by the Company, the Company Board or any committee thereof with respect to any Takeover Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly and publicly reaffirms the Company Board Recommendation in such disclosure. Nothing in this Agreement shall restrict the Company or the Company Board (or a committee thereof) from making a factually accurate public statement that (A) describes the Company’s receipt of a Takeover Proposal; (B) identifies the Person or group of Persons making such Takeover Proposal; (C) provides the material terms of such Takeover Proposal; or (D) describes the operation of this Agreement with respect thereto and any such statement will not, in any case, be deemed to be (1) an adoption, approval or recommendation with respect to such Takeover Proposal; or (2) a Company Adverse Recommendation Change.

5.4 Stockholders Meeting; Proxy Materials; Merger Sub Approval.

(a) Subject to applicable Law, (i) the Company shall duly call, give notice of, convene, and hold the special meeting of the stockholders of the Company to be held to consider the adoption of this Agreement and a stockholder advisory vote contemplated by Rule 14a-21(c) of the Exchange Act (if required) (the “Company Stockholders Meeting”) as soon as reasonably practicable after the date of this Agreement (and in no event later than forty-five (45) days following the date on which the definitive version of the Proxy Statement is first mailed to holders of the Company Common Stock; provided, however, that the Company may postpone or adjourn the Company Stockholders Meeting pursuant to this Section 5.4(a); and provided, further, that the Company may hold the Company Stockholders Meeting at a later time after such forty-five (45) day period upon the mutual agreement of the Company and Parent), and (ii) except to the extent that the Company Board shall have effected a Company Adverse Recommendation Change as permitted by Section 5.3 hereof, the Proxy Statement shall include the Company Board Recommendation. The Company shall not submit any other proposals for approval at the Company Stockholders Meeting without the prior written consent of Parent, not to be unreasonably withheld, conditioned or delayed. The Company shall keep Parent and Merger Sub updated on a prompt basis with respect to proxy solicitation results as reasonably requested by Parent or Merger Sub. The Company shall have the right, after good faith consultation with Parent, to, and shall at the request of Parent, postpone or adjourn the Company Stockholders Meeting: (A) for the absence of a quorum, (B) to allow reasonable additional time to solicit additional proxies to the extent that, taking into account the amount of time until the Company Stockholder Meeting, at such time the Company has not received a number of proxies that would reasonably be believed to be sufficient to obtain Company Stockholder Approval at the Company Stockholder Meeting, or (C) to the extent required by applicable Law. If the Company Board makes a Company Adverse Recommendation Change, it will not alter or avoid the obligation of the Company to submit the adoption of this Agreement and the approval of the Merger and the other Transactions to the holders of Company Common Stock at the Company Stockholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Company Stockholders Meeting.

(b) In connection with the Company Stockholders Meeting, as soon as reasonably practicable after the date hereof, the Company shall prepare and file, in preliminary form, the Proxy Statement with the SEC. Parent, Merger Sub, and the Company shall cooperate and consult with each other in the preparation of the Proxy Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub shall, and shall cause their affiliates to, furnish the Company with the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and shall promptly provide, and shall cause their affiliates to promptly provide, such other assistance in the preparation of the Proxy Statement as may be reasonably requested by the Company from time to time. The Company shall not file the Proxy Statement, or any amendment or supplement thereto, without providing Parent a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall use its reasonable best efforts to cause the Proxy Statement to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall use its reasonable best efforts to resolve, and Parent shall cause its affiliates to, consult and cooperate with the other party in resolving, all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and to cause the Proxy Statement in definitive form to be cleared by the SEC and mailed to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company agrees to consult with Parent (which comments shall be reasonably considered by the Company) prior to responding to SEC comments with respect to the preliminary Proxy Statement. Each of Parent, Merger Sub, and the Company agree to, and Parent shall cause its affiliates to, correct any information provided by it for use in the Proxy Statement which shall have become false or misleading and the Company shall promptly prepare and mail to its stockholders an amendment or supplement setting forth such correction. The Company shall as soon as reasonably practicable: (i) notify Parent of the receipt of any comments from the SEC with respect to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information; and (ii) provide Parent with copies of all written correspondence and verbal summaries of any oral communications in respect thereof between the Company and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement.

(c) Immediately following the execution and delivery of this Agreement, Parent, as the sole stockholder of Merger Sub, shall adopt this Agreement and approve the Merger, in accordance with the DGCL.

5.5 Appropriate Action; Consents; Filings.

(a) Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.5), each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in an expeditious manner that is reasonably practicable (and in any event no later than the End Date), the Merger and the other Transactions, including: (i) the obtaining of all necessary Governmental Authorizations, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations, filings, and notifications (including filings with Governmental Entities) as soon as practicable, and in no event later than ten (10) Business Days after the date hereof for filing the Premerger Notification and Report Form pursuant to the HSR Act (provided that there are no changes in the applicable regulations under the HSR Act between the date hereof and the date of filing pursuant to the HSR Act, in which instances the parties shall use reasonable best efforts to file such Premerger Notification and Report Form as promptly as commercially practicable thereafter), and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement; provided that, notwithstanding anything to the contrary in this Agreement, failure to obtain Consent under any commercial agreement set forth on Section 3.4(b) of the Company Disclosure Schedule shall not be deemed a breach of this Agreement. The Company and Parent shall, and Parent shall cause its affiliates to, subject to applicable Law, promptly: (A) reasonably cooperate and coordinate with the other parties in the taking of the actions contemplated by clauses (i), (ii) and (iii) immediately above; and (B) supply the other parties with any information that may be reasonably required in order to effectuate the taking of such actions. The parties to this Agreement may, as they deem advisable and necessary, designate any competitively or commercially sensitive materials provided to the other under this Section 5.5 or otherwise as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient without the advance written consent of the party providing such materials. Each party hereto shall promptly inform, to the extent reasonably practicable, the other party or parties hereto, as the case may be, of any communication (whether written or otherwise) from any Governmental Entity regarding any of the Transactions. If the Company, on the one hand, or Parent or Merger Sub, on the other hand, receives a request for additional information or documentary material from any Governmental Entity with respect to the Transactions, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party in good faith, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance written notice and the meaningful opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the Transactions. Parent and the Company shall each pay a half of the filing fees required to be paid by the parties hereto under any registrations, filings, and notifications with any Governmental Entity.

(b) Without limiting the generality of the undertakings pursuant Section 5.5(a) hereof, the parties hereto shall, as applicable: (i) provide or cause to be provided as promptly as reasonably practicable to Governmental Entities with jurisdiction over the Antitrust Laws (each such Governmental Entity, a “Governmental Antitrust Authority”) information and documents requested by any Governmental Antitrust Authority as necessary, proper, or advisable to permit consummation of the Transactions; and (ii) subject to the terms set forth in Section 5.5(a) hereof, use their reasonable best efforts to take such actions as are necessary or advisable to obtain prompt approval of the consummation of the Transactions by any Governmental Entity or expiration of applicable waiting periods. Parent shall not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, (A) “pull-and-refile,” pursuant to 16 C.F.R. § 803.12, any filing made under the HSR Act, (B) agree to extend or restart the waiting, review or investigation period under any Antitrust Laws or (C) offer, negotiate or enter into any commitment or agreement, including any timing agreement, with any Governmental Antitrust Authority to delay the consummation of, to extend the review or investigation period applicable to, or not to close before a certain date, the Merger.

(c) In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or other Transactions, the parties hereto shall cooperate in all respects with the other parties hereto and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the Transactions.

(d) Unless otherwise agreed in writing by Parent and the Company, Parent and the Company shall, as soon as reasonably practicable, file a “draft” of the CFIUS Notice as contemplated under 31 C.F.R. 800.501(g). After Parent and the Company receive confirmation that CFIUS has no further comment to the draft notice, Parent and the Company shall promptly file the CFIUS Notice in accordance with Section 721 of the Defense Production Act of 1950, 50 U.S.C. § 4565, as amended, including any rules and regulations promulgated thereunder (“Section 721 of the DPA”). As promptly as reasonably practicable after the date of this Agreement, Parent and the Company shall then provide CFIUS with all relevant and necessary information within their respective control with respect to the CFIUS Notice, and timely respond to any requests by CFIUS for additional information, but in no event later than five (5) Business Days after having received such requests.

(e) Parent and the Company, in connection with their efforts to obtain CFIUS Approval and, subject to customary confidentiality, all applicable legal privileges, any Laws or any required Governmental Entity restrictions, shall (i) consult and cooperate with one another in all respects in connection with the CFIUS Notice, including by providing the other a reasonable opportunity to review in advance and comment on any drafts of filings and submissions, including analyses, appearances, presentations, memoranda, briefs, arguments, opinions, or proposals made or submitted by or on behalf of any party in connection with the CFIUS Notice or proceedings under or relating to Section 721 of the DPA; and (ii) promptly inform the each other of any communications with CFIUS and promptly provide copies to each other of any such written communications, except for personal identifying information required by 31 C.F.R. § 800.502(c)(5)(vi); and (iii) permit each other to review in advance any written communication provided to CFIUS, and consult with each other in advance of any meeting, telephone call or conference with CFIUS, and, to the extent not prohibited, give each other the opportunity to attend and participate in any telephonic conference or in-person meetings with CFIUS, in each case of (i)-(iii).

(f) The parties agree that if CFIUS Approval is not obtained within ninety (90) days from the date on which CFIUS formally accepts the CFIUS Notice, the parties shall seek to withdraw the filing pursuant to 31 C.F.R. § 800.509 and shall re-submit the CFIUS Notice (a “CFIUS Resubmission”) unless the parties mutually consent not to re-submit the CFIUS Notice. Notwithstanding any of the foregoing, and for the avoidance of doubt, the Parties shall comply with any conditions imposed on withdrawal by CFIUS.

(g) Each of Parent, Merger Sub and the Company shall use their reasonable best efforts to oppose any administrative or judicial action or proceeding that is initiated (or threatened to be initiated) challenging this Agreement or the Transactions or any Order that could restrain, prevent, or delay the consummation of any of the Transactions, including by using reasonable best efforts to offer, propose, negotiate, agree, commit to and effect, by consent decree, hold separate order or otherwise, (i) to sell, license, divest or dispose of or hold separate any assets, Intellectual Property, businesses or interests of Parent, Merger Sub and any of their respective Subsidiaries (including, following the Closing, the Surviving Corporation); (ii) to terminate, amend, create or assign any existing relationships, ventures, other arrangements or contractual rights or obligations of Parent, Merger Sub and any of their Subsidiaries (including, following the Closing, the Surviving Corporation); (iii) to change or modify any course of conduct regarding future operations of Parent, Merger Sub or any of their Subsidiaries (including, following the Closing, the Surviving Corporation); (iv) otherwise to take any action that would limit or impose restrictions on the freedom of action with respect to, or the ability to retain, operate, manage or own one or more businesses, assets or rights of Parent, Merger Sub or any of their Subsidiaries (including, following the Closing, the Surviving Corporation), or interests therein; or (v) to implement any other change or restructuring of Parent, Merger Sub and any of their Subsidiaries and other actions and non-actions with respect to assets, businesses or interests of Parent, Merger Sub or any of their Subsidiaries (including, following the Closing, the Surviving Corporation). Notwithstanding the foregoing, Parent and Merger Sub shall not be obligated to agree to, commit to and undertake any condition, commitment or remedy of any kind imposed or proposed by any

Governmental Entity that would constitute a Burdensome Condition, in order to obtain any and all Required Regulatory Authorizations.

(h) Without limiting the generality of the undertakings set forth in this Agreement, including pursuant Section 5.5(a), Section 5.5(c) and Section 5.5(f) hereof (and subject to the limitations set forth therein), the parties hereto shall, as applicable: (i) provide or cause to be provided as promptly as reasonably practicable to the Department of Investment Review, the Ministry of Economic Affairs of Taiwan information and documents requested by the Department of Investment Review, the Ministry of Economic Affairs of Taiwan or any Governmental Entity acting in connection therewith as necessary, proper, or advisable to permit consummation of the Transactions; and (ii) subject to the terms set forth in Section 5.5(a) and Section 5.5(f) hereof, use their reasonable best efforts to take such actions as are necessary or advisable to obtain prompt Taiwan DIR Approval, including by promptly (and not later than fifteen (15) Business Days after the date of this Agreement, unless otherwise agreed by the parties) making any filing required for Taiwan DIR Approval.

5.6 Public Announcements. The initial press release with respect to this Agreement and the Transactions shall be mutually agreed to by the Company and Parent. Thereafter, each of the Company and Parent agrees that no public release, statement, announcement, or other disclosure concerning the Merger and the other Transactions shall be issued by any party without the prior written consent of the other party, except as may be required by: (a) applicable Law; (b) court process; (c) the rules or regulations of any applicable United States securities exchange, the Tokyo Stock Exchange and the Taiwan Stock Exchange; or (d) any Governmental Entity to which the relevant party is subject or submits; provided, in each such case, the party making the release, statement, announcement, or other disclosure shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.5(g) shall not apply to any release, statement, announcement or other disclosure made with respect to: (i) a Company Adverse Recommendation Change issued or made in compliance with Section 5.3; (ii) any other disclosure issued or made in compliance with Section 5.3; or (iii) the Merger and the other Transactions that is substantially similar (and identical in any material respect) to those in a previous public release, statement, announcement, or other disclosure made by the Company or Parent in accordance with this Section 5.5(g).

5.7 Employee Benefit Matters.

(a) During the period commencing at the Effective Time and ending on the date which is twelve (12) months from the Effective Time (or if earlier, the date of the employee’s termination of employment with Parent and its Subsidiaries) (the “Continuation Period”), and to the extent consistent with the terms of the governing plan documents, Parent shall cause the Surviving Corporation and each of its Subsidiaries, as applicable, to provide each employee of the Company and its Subsidiaries as of the Effective Time who remains employed by the Company and its Subsidiaries immediately after the Effective Time (each, a “Company Continuing Employee,” and, collectively, the “Company Continuing Employees”) with (i) an annual base salary or wage level and annual target bonus opportunities (excluding equity-based compensation), that are substantially comparable in the aggregate to the annual base salary or wage level and annual target bonus opportunities (excluding equity-based compensation) provided by the Company and its Subsidiaries on the date of this Agreement, and (ii) retirement, health and welfare plan benefits (excluding severance, retiree health and welfare, long-term incentives, change in control compensation, or defined benefit retirement benefits) that are substantially comparable to the retirement, health and welfare benefits provided by the Company and its Subsidiaries on the date of this Agreement.

(b) On and after the Effective Time, Parent shall use commercially reasonable efforts to provide to each Company Continuing Employee, or cause to be provided, credit for all years of service with the Company and its Subsidiaries performed by such Company Continuing Employee prior to the Effective Time, under any retirement or welfare employee benefit plan maintained by Parent or any of its Subsidiaries, including the Surviving Corporation (collectively, the “Parent Benefit Plans”), for purposes of eligibility to participate and vesting (but not for benefit accruals, other than for purposes of paid time off and severance). Notwithstanding the foregoing, however, nothing in this Section 5.6(b) shall be construed to require crediting of service that would result in duplication of benefits for the same period of service. With respect to Parent Benefit Plans that are welfare benefit plans, programs and arrangements (each, a “Parent Welfare Benefit Plan”) in which a Company Continuing Employee is, or may become, eligible to participate on or after the Effective Time, Parent and its Subsidiaries shall use commercially reasonable efforts to provide credit to each Company Continuing Employee and any covered dependent for any co-payments, deductibles and out-of-pocket expenses paid by each such Company Continuing Employee or covered dependent under the Parent Welfare Benefit Plans during the relevant plan year of such Parent Welfare Benefit Plan in which the Effective Time occurs.

(c) This Section 5.7 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.7, express or implied, shall confer upon any employee of the Company or its Subsidiaries, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.7. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Surviving Corporation, Parent, or any of their respective affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Surviving Corporation, Parent, or any of their respective affiliates from terminating the employment of any employee of the Company or its Subsidiaries following the Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 5.7 shall not create any right in any employee of the Company or its Subsidiaries or any other Person to any continued employment with the Surviving Corporation, Parent, or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any employee and the Surviving Corporation.

5.8 Indemnification and Insurance.

(a) Parent and Merger Sub agree that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the Company Charter and/or Company Bylaws, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.8 of the Company Disclosure Schedule (the “Indemnification Agreements”), shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms. The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) indemnify, defend and hold harmless, and advance any expenses to Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with this Agreement or the Transactions), to the fullest extent that the Company or its Subsidiaries would be permitted by applicable Law and to the fullest extent required by the organizational documents of the Company or its Subsidiaries and the Indemnification Agreements as in effect on the date of the Agreement. For a period of six (6) years from the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, cause the certificate of incorporation and the bylaws of the Surviving Corporation to contain provisions with respect to indemnification, advancement of expenses, and exculpation that are at least as favorable to the Indemnified Parties as the indemnification, advancement of expenses, and exculpation provisions set forth in the Company Charter and/or Company Bylaws as of the date of this Agreement. During such six (6)-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(b) Without limiting the provisions of Section 5.8(a), to the fullest extent that the Company would be permitted by applicable Law to do so, Parent shall or shall cause the Surviving Corporation to: (i) indemnify and hold harmless each Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such Indemnified Party’s capacity as a director, officer or employee of the Company or any of its Subsidiaries prior to the Effective Time; or (B) this Agreement or the Transactions; and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the expenses (including reasonable attorneys’ fees) of any Indemnified Party upon confirmation by the Indemnified Party of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification applicable to him or her and a customary written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct for indemnification was not met. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to the Surviving Corporation, and the fees of such counsel shall be paid by such Indemnified Party. Notwithstanding anything to the contrary contained in this Section 5.8(b) or elsewhere in this Agreement, Parent shall not (and Parent shall cause the Surviving Corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the Indemnified Parties covered by the claim, action, suit, proceeding or investigation from all liability arising out of such claim, action, suit, proceeding or investigation.

(c) Prior to the Effective Time, the Company may purchase a six (6) year “tail” prepaid policy with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the Transactions); provided that the premium for such insurance shall not exceed 300% of the last annual premium paid by the Company or any of its Subsidiaries for such insurance prior to the date of this Agreement, which amount is set forth in Section 5.8(c) of the Company Disclosure Schedule (the “Maximum Premium”). If the Company does not purchase a “tail” insurance policy prior to the Effective Time as provided above, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to obtain as of the Effective Time “tail” insurance policies with a claims period of six (6) years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the Transactions); provided, however, that in no event will the Surviving Corporation be required to expend an annual premium for such coverage in excess of the Maximum Premium. If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the Surviving Corporation will obtain, and Parent will cause the Surviving Corporation to obtain, the greatest coverage available for a cost not exceeding an annual premium equal to the Maximum Premium. Parent shall not, and shall not permit the Surviving Corporation or its other Subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance purchased pursuant to this Section 5.8(c), whether in respect of claims arising before or after the Effective Time.

(d) The obligations of Parent, Merger Sub, and the Surviving Corporation under this Section 5.8 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.8 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.8 applies shall be third party beneficiaries of this Section 5.8, each of whom may enforce the provisions of this Section 5.8).

(e) In the event Parent, the Surviving Corporation or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.8. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, and employees, it being understood and agreed that the indemnification provided for in this Section 5.8 is not prior to, or in substitution for, any such claims under any such policies.

5.9 Parent Agreements Concerning Merger Sub. During the period from the date of this Agreement and the earlier of the Effective Time or the valid termination of this Agreement in accordance with ARTICLE 7, Merger Sub shall not engage in any activity of any nature except for activities contemplated by, related to or in furtherance of the Transactions (including enforcement of its rights under this Agreement) or as provided in or contemplated by this Agreement and neither Parent nor Merger Sub shall take or agree to take any action that would prevent or materially delay the consummation of the Transactions. Parent shall use reasonable best efforts to cause the due, prompt and faithful payment, performance and discharge by Merger Sub of, and the compliance in all material respects by Merger Sub with, all of the covenants, agreements, obligations and undertakings of Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to use reasonable best efforts to take all actions reasonably necessary or advisable to ensure such payment, performance and discharge by Merger Sub hereunder.

5.10 Takeover Statutes. If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Parent, the Merger Sub, the Company, the Merger, or any other Transactions, then each of the Company and the Company Board shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

5.11 Section 16 Matters. Prior to the Effective Time, the Company and Parent shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of Shares (including derivative securities with respect to such Shares) that are treated as dispositions under such rule and result from the Transactions by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time.

5.12 Stockholder Litigation. The Company shall promptly advise Parent in writing after becoming aware of any Proceeding commenced against the Company or any of its directors by any stockholder of the Company (on their own behalf or on behalf of the Company) relating to this Agreement or the Transactions (excluding, for the avoidance of doubt, any Proceedings between the Company or its affiliates, on the one hand, and Parent or its affiliates, on the other hand) and shall keep Parent reasonably informed regarding any such Proceeding. The Company shall: (a) give Parent the opportunity to participate, at Parent’s cost and expense, in the defense and settlement of any such Proceeding; (b) keep Parent reasonably apprised on a prompt basis of proposed strategy and other decisions with respect to any such Proceeding, and provide Parent with the opportunity to consult with the Company regarding the defense of any such Proceeding, which advice the Company shall consider in good faith; and (c) not settle any such Proceeding without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed, or conditioned). For the avoidance of doubt, notwithstanding anything to the contrary in this Section 5.12, if Parent participates in any defense and/or settlement of any Proceeding pursuant to this Section 5.12, the Company shall retain full control of such defense and settlement and Parent shall not have any power to control such defense and/or settlement subject to Section 5.12(c). Notwithstanding anything to the contrary in this Section 5.12, any matters relating to Dissenting Shares shall be governed by Section 2.3.

5.13 Stock Exchange Delisting. To the extent requested by Parent, prior to the Effective Time, the Company shall reasonably cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules, regulations and policies of the Tokyo Stock Exchange to enable the delisting by the Surviving Corporation of the Company’s Japanese Depository Shares from the Tokyo Stock Exchange as promptly as practicable, and in any event within two (2) days of the Closing.

5.14 Conduct of Business by Parent Pending the Merger. Parent and Merger Sub covenant and agree that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to ARTICLE 7, except as required by applicable Law, Parent and Merger Sub shall not, and shall not permit any of their Subsidiaries to, take or agree to take any action that would reasonably be expected to prevent or materially delay the consummation of the Merger and the other Transactions.

5.15 Indirect Capital Gains Tax. The parties shall cooperate in good faith to determine whether any Indirect Capital Gains Tax will apply to the transactions contemplated by this Agreement and, if necessary, make any required Tax filings in connection with the foregoing.

5.16 Non-USRPHC Certificate. On or prior to the Closing Date, the Company shall deliver, or cause to be delivered, to Parent: (a) a duly executed certificate, dated not more than 30 days prior to the Closing Date, satisfying the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3) and stating that the equity interests in the Company are not “United States real property interests,” and (b) a notice to the IRS in accordance with Treasury Regulations Section 1.897-2(h).

ARTICLE 6

CONDITIONS TO CONSUMMATION OF THE MERGER

6.1 Conditions to Obligations of Each Party Under This Agreement. The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing of each of the following conditions:

(a) The Company Stockholder Approval shall have been obtained;

(b) Any applicable statutory waiting period (including any extension thereof) under the HSR Act relating to the Merger shall have expired or been terminated;

(c) Taiwan DIR Approval shall have been obtained;

(d) CFIUS Approval shall have been obtained (and, together with this Section 6.1(b) and Section 6.1(c), collectively, the “Required Regulatory Authorizations”); and

(e) No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced or entered any final, non-appealable Laws or Orders that make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other Transactions.

6.2 Conditions to Obligations of Parent and Merger Sub Under This Agreement. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by Parent and Merger Sub on or prior to the Closing of the following conditions:

(a) (i) The representations and warranties of the Company (other than in Section 3.1 (Corporate Organization), Sections 3.2(a)-(c) (Capitalization), Section 3.3 (Authority; Execution and Delivery; Enforceability), Section 3.19 (Broker’s Fees), Section 3.21 (Takeover Statutes; Rights Plans) and Section 3.22 (Opinion of Financial Advisor)) set forth in ARTICLE 3 of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Company Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Sections 3.2(a)-(c) (Capitalization) shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects (other than de minimis inaccuracies) as of that date); and (iii) the representations and warranties contained in Section 3.1 (Corporate Organization), Section 3.3 (Authority; Execution and Delivery; Enforceability), Section 3.19 (Broker’s Fees), Section 3.21 (Takeover Statutes; Rights Plans) and Section 3.22 (Opinion of Financial Advisor) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date);

(b) The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing;

(c) No Company Material Adverse Effect shall have occurred and be continuing;

(d) Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.2(a) through Section 6.2(c) hereof; and

(e) There shall not have occurred or been imposed any Burdensome Condition (i) as a condition of any Required Regulatory Authorizations or any other Governmental Authorizations in connection with this Agreement and the Transactions, or (ii) as a result of any Law or Order enacted, promulgated, enforced, entered, issued, or amended by any Governmental Entity having jurisdiction over any party hereto on or after the date hereof.

6.3 Conditions to Obligations of the Company Under This Agreement. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing of the following conditions:

(a) The representations and warranties of Parent and Merger Sub set forth in ARTICLE 4 of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “material adverse effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the Transactions;

(b) Parent and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by them at or prior to the Closing; and

(c) The Company will have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 6.3(a) and Section 6.3(b).

6.4 Frustration of Closing Conditions. Neither the Company, Parent or Merger Sub may rely, as a basis for not consummating the Merger or the other Transactions, on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, to be satisfied if such failure was caused by such party’s breach in any material respect of any provision of this Agreement.

ARTICLE 7

TERMINATION, AMENDMENT AND WAIVER

7.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing (whether before or after the receipt of Company Stockholder Approval) by the mutual written consent of Parent, Merger Sub and the Company.

7.2 Termination by Either Parent or the Company. This Agreement may be terminated by either Parent or the Company at any time prior to the Closing (whether before or after the receipt of Company Stockholder Approval):

(a) if the Merger has not been consummated on or before the nine (9)-month anniversary of this Agreement (as may be extended in accordance with this Section 7.2(a), the “End Date”); provided that, if the Closing shall not have occurred prior to such date as a result of any Required Regulatory Authorization not having been obtained, such End Date may be extended by either Parent or the Company on only one (1) occasion for a period of three (3) months by written notice to the other party no later than ten (10) Business Days prior to the then existing End Date, and such date as so extended shall be the End Date; provided, further, that the right to terminate this Agreement pursuant to this Section 7.2(a) shall not be available to any party whose material breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the principal cause of, or primarily resulted in, the failure of the Merger to be consummated on or before the End Date;

(b) if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other Transactions, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.2(b) shall not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order;

(c) if this Agreement has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholders Meeting and Company Stockholder Approval shall not have been obtained at such meeting (unless such Company Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); or

(d) if a CFIUS Turndown has occurred.

7.3 Termination By Parent. This Agreement may be terminated by Parent at any time prior to the Closing:

(a) If a Company Adverse Recommendation Change shall have occurred or the Company shall have approved or adopted, or recommended the approval or adoption of, any Company Acquisition Agreement;

(b) if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.2(a) or Section 6.2(b), as applicable, would not be satisfied, and such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (i) thirty (30) days after written notice thereof is given by Parent to the Company or (ii) the End Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.3(b) if Parent or Merger Sub is then in material breach of any representation, warranty, covenant, or obligation hereunder, which material breach would give rise to the failure of a condition to Closing as set forth in Section 6.3(a) or Section 6.3(b);

(c) if any applicable Government Entity of competent jurisdiction shall have enacted, promulgated, enforced or entered any Law or Order that would result in, any Burdensome Condition, and such Law or Order shall have become final and nonappealable; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.3(c) if Parent’s or Merger Sub’s material breach of any representation, warranty, covenant or obligation set forth in this Agreement has been the principal cause of, or primarily resulted in, the issuance, promulgation, enforcement or entry of any such Law or Order; or

(d) if any applicable Governmental Entity of competent jurisdiction has informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant Governmental Entity in good faith in accordance with Section 5.5 until the End Date unless the Company agrees to a shorter period in writing.

7.4 Termination by the Company. This Agreement may be terminated by the Company at any time prior to the Closing:

(a) if prior to the receipt of Company Stockholder Approval at the Company Stockholders Meeting, the Company Board authorizes the Company, subject to material compliance with Section 5.3 hereof, to enter into a Company Acquisition Agreement in respect of a Superior Proposal; provided that prior to or concurrently with such termination, the Company shall have paid the Termination Fee due pursuant to Section 7.6(b);

(b) if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.3(a) or Section 6.3(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; or, if capable of being cured by the End Date, shall not have been cured prior to the earlier of (i) thirty (30) days after written notice thereof is given by the Company to Parent or (ii) the End Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.4(b) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which material breach would give rise to the failure of a condition to Closing as set forth in Section 6.2(a) or Section 6.2(b); or

(c) if (i) the conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their nature are to be satisfied at the Closing, which conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) have been satisfied or waived in accordance with this Agreement, (ii) the Company has indicated in writing to Parent that the Company is ready, willing and able to consummate the Merger, (iii) Parent and Merger Sub fail to consummate the Merger within four (4) Business Days following the date on which the Closing should have occurred pursuant to Section 1.2 (or, if the End Date falls within such four (4)-Business Day period, by the End Date) and (iv) during such four (4)-Business Day period described in clause (iii) (or, if the End Date falls within such four (4)-Business Day period, during the period between the date on which the Closing should have occurred pursuant to Section 1.2 and the End Date), the Company stood ready, willing and able to consummate the Merger and the other Transactions.

7.5 Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this ARTICLE 7 (other than pursuant to Section 7.1) shall deliver written notice of such termination to the other party or parties hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 7.5 shall be effective immediately upon delivery of such written notice. If this Agreement is properly and validly terminated pursuant to this ARTICLE 7, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or Representative of such party) to any other party or parties hereto, except with respect to (a) Section 5.2(b), this Section 7.5, Section 7.6, and ARTICLE 8 (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect and (b) any liabilities or damages incurred or suffered by a party or parties hereto, solely to the extent such liabilities or damages were due to a Willful Breach or Fraud by another party of any of its representations, warranties, covenants, or other agreements set forth in this Agreement.

7.6 Fees and Expenses Following Termination.

(a) If this Agreement is terminated by Parent pursuant to Section 7.3(a), then the Company shall pay to Parent (by wire transfer of immediately available funds) within three (3) Business Days after such termination, the Termination Fee.

(b) If this Agreement is terminated by the Company pursuant to Section 7.4(a), then the Company shall pay to Parent (by wire transfer of immediately available funds), at or prior to such termination, the Termination Fee.

(c) If this Agreement is terminated (i) by Parent pursuant to Section 7.3(b) or (ii) by the Company or Parent pursuant to (A) Section 7.2(a) prior to the Company Stockholder Approval or (B) Section 7.2(c); and in each case: (1) prior to such termination, a Takeover Proposal shall have been publicly disclosed or, with respect to terminations pursuant to Section 7.2(a) or Section 7.3(b), otherwise made or communicated to the Company or the Company Board; and (2) within twelve (12) months following the date of such termination of this Agreement, the Company shall have (x) entered into a definitive agreement with respect to the Takeover Proposal from the immediately above clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, or (y) consummated the Takeover Proposal from the immediately above clause (1) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration, then in any such event the Company shall pay to Parent (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Termination Fee (it being understood for all purposes of this Section 7.6, all references in the definition of Takeover Proposal to “twenty percent (20%)” shall be deemed to be references to “fifty percent (50%)” instead).

(d) If this Agreement is terminated:

(i) by the Company or Parent pursuant to Section 7.2(a), and at the time of such termination all of the conditions to the Closing set forth in Sections 6.1 and 6.2 are satisfied or are capable of being satisfied other than (A) any one or more of the conditions set forth in Section 6.1(b), Section 6.1(c), Section 6.1(d), Section 6.1(e) (but only if the Government Entity enacting, promulgating, enforcing or entering any such Law or Order referred to in Section 6.1(e) is a Specified Government Entity), or Section 6.2(e), (B) those conditions that by their nature are to be satisfied at the Closing, and (C) those conditions that are not satisfied, in whole or in part, because of actions (or inactions) by Parent or any of its affiliates,

(ii) by the Company or Parent pursuant to Section 7.2(b) (but only if the Government Entity enacting, promulgating, enforcing or entering any such Law or Order referred to in Section 7.2(b) is a Specified Government Entity),

(iii) by the Company or Parent pursuant to Section 7.2(d),

(iv) by Parent pursuant to Section 7.3(c) or Section 7.3(d),

(v) by the Company pursuant to Section 7.4(c),

then Parent shall pay to the Company (by wire transfer of immediately available funds) within three (3) Business Days after such termination, the Regulatory Termination Fee.

(e) Each of the parties hereto acknowledges and hereby agrees that the provisions of this Section 7.6 are an integral part of the Transactions (including the Merger), and that, without such provisions, the other parties would not have entered into this Agreement. If the Company or Parent, as the case may be, shall fail to pay in a timely manner the amounts due pursuant to this Section 7.6, and, in order to obtain such payment, either Parent or the Company, as the case may be, makes a claim against the other party that results in a judgment against the other party, the paying party shall pay to the other party the reasonable and documented out-of-pocket costs and expenses of the other party (including its reasonable and documented attorneys’ fees and expenses) incurred or accrued in connection with such suit together with interest on the amounts set forth in this Section 7.6 at five percent (5%) plus the reference rate as reported in the FR 2420

Report of Selected Money Market Rates and published on the website of the Federal Reserve Bank of New York in effect on the date such payment was required to be made through the date such payment was actually received, or a lesser rate that is the maximum permitted by applicable Law. The parties acknowledge and agree that: (i) the right to receive the Termination Fee or the Regulatory Termination Fee under this Agreement shall not limit or otherwise affect the Company’s, Parent’s or Merger Sub’s right to specific performance as provided in Section 8.12; (ii) in no event shall the Company be obligated to pay the Termination Fee on more than one occasion; and (iii) in no event shall Parent be obligated to pay the Regulatory Termination Fee on more than one occasion.

(f) Notwithstanding anything to the contrary contained in this Agreement, the parties hereby agree that except in the case of a Willful Breach of this Agreement or Fraud by the Company (in which case Parent and Merger Sub shall be entitled to seek monetary damages, recovery or award from the Company), (i) that Parent’s right to receive payment from the Company of the Termination Fee pursuant to Sections 7.6(a), 7.6(b), 7.6(c) and Expenses pursuant to Section 7.6(j) shall constitute the sole and exclusive monetary remedy of Parent and Merger Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees of any of the foregoing (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder, and upon payment of such amount, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that the Company shall also be obligated with respect to Section 7.6(e)) and (ii) the parties hereby agree that if actually paid in full, the Termination Fee shall represent the sole and exclusive remedy of Parent and Merger Sub in the circumstances in which such fee is payable and Parent and its affiliates shall not be entitled to bring or maintain any other claim, action or proceeding against the Company Related Parties, shall be precluded from any other remedy against the Company Related Parties, at law, in equity, in contract, in tort or otherwise, and shall not seek to obtain any recovery or judgment against the Company Related Parties, in connection with or arising out of the termination of any of the Agreement or any Ancillary Agreement, any breach by the Company Related Parties giving rise to such termination, the failure of the Transactions to be consummated, the failure by the Company Related Parties to perform its obligations under any of this Agreement or any Ancillary Agreement (other than the Confidentiality Agreement) or failure by the Company Related Parties to perform any obligation under Law.

(g) Notwithstanding anything to the contrary contained in this Agreement, except in the case of a Willful Breach of this Agreement or Fraud by Parent or Merger Sub (in which case the Company shall be entitled to seek monetary damages, recovery or award from Parent or Merger Sub), (i) the parties agree that the Company’s right to receive payment from Parent of the Regulatory Termination Fee pursuant to Section 7.6(d) and Expenses pursuant to Section 7.6(j) shall constitute the sole and exclusive monetary remedy of the Company against Parent and Merger Sub and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees of any of the foregoing (collectively, the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the Transactions to be consummated due to a failure to obtain any of the Required Regulatory Authorizations, a failure to satisfy the conditions in Sections 6.1(e) or 6.2(e) or for a breach or failure to perform the obligations set forth in Section 5.5 (each, a “Regulatory Authorization Claim”), and upon payment of such amount, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of any Regulatory Authorization Claims (except that Parent shall also be obligated with respect to Section 7.6(e)) and (ii) the parties hereby agree that if actually paid in full as a result of termination of this Agreement, the Regulatory Termination Fee shall represent the sole and exclusive remedy of the Company in the circumstances in which such fee is payable and the Company and its affiliates shall not be entitled to bring or maintain any other claim, action or proceeding against the Parent Related Parties, shall be precluded from any other remedy against the Parent Related Parties, at law, in equity, in contract, in tort or otherwise, and shall not seek to obtain any recovery or judgment against the Parent Related Parties, in connection with or arising out of the termination of any of the Agreement or any Ancillary Agreement, any breach by the Parent Related Parties giving rise to such termination, the failure of the Transactions to be consummated, the failure by the Parent Related Parties, to perform its obligations under any of this Agreement or any Ancillary Agreement (other than the Confidentiality Agreement) or failure by the Parent Related Parties, to perform any obligation under Law.

(h) If a court has granted an award of damages in connection with any breach of this Agreement or Fraud by Parent or Merger Sub of the terms or conditions set forth in this Agreement, then the Company may, on behalf of its stockholders and holders of Company Equity Awards, accept damages for such breach or Fraud, and Parent or Merger Sub agree that such damages shall not be limited to reimbursement of expenses or out-of-pocket costs, and shall, in addition to any damage to the Company, include the benefit of the bargain lost by its stockholders or holders of Company Equity Awards taking into consideration all relevant matters, including the loss of the expected premium, other combination opportunities, the time value of money and the amount of Regulatory Termination Fee payable by Parent under this Section 7.6.

(i) For the avoidance of doubt, while the Company may pursue a grant of specific performance under Section 8.12 prior to termination, the payment of the Regulatory Termination Fee under Section 7.6(d) and other monetary damages, remedy or award if, as and when required pursuant to this Agreement, under no circumstances shall the Company be permitted or entitled to receive from Parent and Merger Sub both a grant of specific performance in accordance with Section 8.12, on the one hand, and payment of all or a portion of the Regulatory Termination Fee or other monetary damages, remedy or award, on the other hand. Each of the Parties further acknowledges that the Regulatory Termination Fee is not a penalty, but constitutes liquidated damages in a reasonable amount that will compensate the Company and the Company’s stockholders for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount could otherwise be impossible to calculate with precision.

(j) Except as expressly set forth in this Section 7.6, (i) all filing Expenses in relation to the Required Regulatory Authorizations (other than Taiwan DIR Approval) shall be equally paid in half by each of Parent and the Company, (ii) all Expenses in relation to Taiwan DIR Approval shall be solely paid by Parent, (iii) all Expenses in relation to the preparation, printing, filing, and mailing of the Company Proxy Statement (which shall not include any legal expenses and fees of the Company’s legal counsel in connection therewith) shall be equally paid in half by each of Parent and the Company, and (iv) any other Expenses incurred in connection with this Agreement and the Transactions shall be solely paid by the party incurring such Expenses.

7.7 Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of Company Stockholder Approval, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of Company Stockholder Approval, there shall be no amendment or supplement to the provisions of this Agreement which by Law would require further approval by the holders of Company Common Stock without such approval.

7.8 Waiver. At any time prior to the Effective Time, Parent or Merger Sub, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

ARTICLE 8

GENERAL PROVISIONS

8.1 Non-Survival of Representations, Warranties and Covenants. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 8.1 does not limit any covenant or agreement of the parties contained in this Agreement which, by its terms, contemplates performance after the Effective Time. The Confidentiality Agreement will survive termination of this Agreement in accordance with its terms.

8.2 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or: (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective parties at the following addresses (or to such other Persons or at such other address for a party as shall be specified in a written notice given in accordance with this Section 8.2):

If to Parent or Merger Sub, addressed to it at:

6F, No. 115, Minquan Road

Xindian District, New Taipei City 231

Taiwan

Attn: Che-Wei Lin

Email: [*]

with a copy to (for information purposes only):

Davis Polk & Wardwell

Hong Kong Club Building, 3A Charter Road,

Central, Hong Kong

Attn: Miranda So; Xi Shi

Email: [*];

[*]

If to the Company, addressed to it at:

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

Telephone No.: [*]

Attn: Hiro Kozato, Chief Executive Officer

Email: [*]

with copies to (for information purposes only);

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, CA 94304-1115 USA

Attn: James J. Masetti

Email: [*]

and

Pillsbury Winthrop Shaw Pittman LLP

725 South Figueroa Street

36th Floor

Los Angeles, CA 90017

Attention: Drew Simon-Rooke

E-mail: [*]

8.3 Definitions.

(a) For purposes of this Agreement, the term:

“Acceptable Confidentiality Agreement” means a confidentiality agreement containing substantive terms that are no less restrictive in any material respect to the counterparty than those contained in the Confidentiality Agreement, except that such confidentiality agreement need not contain any “standstill” or similar provision or otherwise restrict the making or amendment of any Takeover Proposal; provided that such confidentiality agreement shall not prohibit compliance or otherwise fulfilling the obligations by the Company with any of the provisions of Section 5.3 or the Confidentiality Agreement.

“affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

“Aggregate Merger Consideration” shall mean the product of (x) the number of Shares issued and outstanding (other than Shares to be cancelled or converted pursuant to Section 2.1(b)) immediately prior to the Effective Time multiplied by (y) the Merger Consideration.

“Ancillary Agreement” means the documents, agreements, exhibits, schedules, statements, contracts or certificates being executed and delivered in connection with this Agreement and the Transactions.

“Antitrust Laws” means the Sherman Act of 1890, as amended, the Clayton Act of 1914, as amended, the Federal Trade Commission Act of 1914, as amended, the HSR Act, and all other federal, state, foreign or supranational Laws or Orders in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Branch Offices” means the Company’s branch offices in South Korean and Taiwan.

“Burdensome Condition” means any condition, limitation, restriction, qualification or circumstance that would reasonably be expected to result in a material adverse effect on the business, results of operations, financial condition, or assets of the Company and its Subsidiaries, taken as a whole (including as a result of any anticipated reduction of twenty per cent (20%) or more in the Company’s annual revenue based on the most recent available consolidated financial information of the Company as of the date of this Agreement), or a material adverse effect on the business, operations, financial condition or assets of the combined business of Parent, the Company and their respective Subsidiaries, taken as a whole.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York, New York, Japan and Taiwan are authorized or obligated by applicable Law to close.

“CFIUS” means the Committee on Foreign Investment in the United States.

“CFIUS Approval” means (a) Parent and the Company have received written notice from CFIUS that CFIUS has concluded that none of the Transactions is a “covered transaction,” as defined in 31 C.F.R. § 800.213 and not subject to Section 721 of the DPA; (b) Parent and the Company have received written notice from CFIUS that there are no unresolved national security concerns and all action under the DPA is concluded with respect to the Transactions; or (c) if CFIUS has sent a report to the President requesting the President’s decision on the CFIUS Notice, and the President shall have announced a decision not to take any action to suspend, prohibit, or place any limitations on the Transactions.

“CFIUS Notice” means a joint voluntary notice with respect to the Transactions prepared by Parent and the Company and submitted to CFIUS in accordance with the procedures described in 31 C.F.R. Part 800, Subpart E.

“CFIUS Turndown” shall mean (a) CFIUS has informed Parent and the Company in writing, after reasonable best efforts by Parent and the Company to negotiate with CFIUS to receive CFIUS Approval, that it has unresolved national security concerns with respect to the Transactions and that it will refer or has referred the Transactions to the President, or (b) if the parties fail to file a CFIUS Resubmission within the time period requested or permitted by CFIUS.

“Change of Control” means, with respect to any Person: (a) the sale of all or substantially all of the consolidated assets of such Person; (b) a sale resulting in no less than a majority of the common stock or other voting stock of such Person being held by a third party; or (c) a merger, consolidation, recapitalization, or reorganization of such Person with or into a third party that results in the inability of the equity-holders of such Person prior to such merger, consolidation, recapitalization, or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company Adverse Recommendation Change” means the Company Board: (a) failing to make, withholding, withdrawing, amending, modifying, or materially qualifying, in a manner adverse to Parent, the Company Board Recommendation, (b) failing to include the Company Board Recommendation in the Proxy Statement that is disseminated to the Company’s stockholders; (c) adopting, approving, recommending, endorsing, or otherwise declaring advisable a Takeover Proposal; (d) failing to recommend against acceptance of any tender offer or exchange offer for the Shares for twenty percent (20%) or more of the Shares within ten (10) Business Days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by Parent) the Company Board Recommendation within ten (10) Business Days following receipt of written request from Parent to provide such reaffirmation after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the Person making such Takeover Proposal; provided that Parent may only make such request once with respect to any Takeover Proposal and once with respect to each material amendment to any Takeover Proposal; or (f) resolving or agreeing to take any of the foregoing actions.

“Company Employee” means, as of any relevant time, any employee of the Company or any of its Subsidiaries.

“Company Equity Awards” means, collectively, Company Options and Company RSUs.

“Company Equity Plans” means, collectively, the Techpoint, Inc. 2012 Stock Incentive Plan and the Techpoint, Inc. 2017 Stock Incentive Plan.

“Company Intellectual Property” means, collectively, the Company Licensed Intellectual Property and Company Owned Intellectual Property.

“Company Licensed Intellectual Property” means any and all Intellectual Property owned by a third party and licensed or sublicensed (or purported to be licensed or sublicensed) to the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.

“Company Material Adverse Effect” means any event, circumstance, development, occurrence, fact, condition, effect, or change (each, an “Effect”) that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of the Company and its Subsidiaries, taken as a whole; or (b) the ability of the Company to timely perform its obligations under this Agreement or consummate the Transactions; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include any Effect (alone or in combination) arising out of, relating to, or resulting from: (i) changes generally affecting the economy, financial or securities markets, or political or regulatory conditions or any conditions generally affecting any of the foregoing or affecting any segment of the industries or any regions in which the Company and its Subsidiaries operate (including interest rate and exchange rate changes, inflationary matters or tariffs or trade wars); (ii) the execution and delivery, announcement, pendency or consummation of the Transactions, including any adverse changes in the Company’s relationship with its employees, customers, partners, Governmental Entities, suppliers or vendors (it being understood and agreed that this clause shall not apply with respect to Section 3.4); (iii) any changes in applicable Law or GAAP or other applicable accounting standards or the enforcement, implementation or interpretation thereof, (iv) any hostilities, acts of war (whether or not declared), sabotage, terrorism, military actions or civil unrest or the escalation or worsening thereof; (v) acts of God, force majeure events, natural or man-made disasters, epidemics, pandemics or disease outbreaks; (vi) general conditions in the industry in which the Company and its Subsidiaries operate; (vii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (but excluding the underlying Effects for such failure to the extent permitted by this definition and not otherwise excluded by another clause of this proviso); (viii) any change, in and of itself, in the market price or trading volume of the Company’s securities (but excluding the underlying Effects for such change to the extent permitted by this definition and not otherwise excluded by another clause of this proviso); (ix) any change in the Company’s credit rating (but excluding the underlying Effects for such change to the extent permitted by this definition and not otherwise excluded by another clause of this proviso); (x) any actual, complete or partial, sequester, stoppage, shutdown, default or similar event or occurrence by or involving or affecting any Governmental Entity, (xi) any stockholder or derivative litigation (or equivalent) arising from or relating to this Agreement or the Transactions, (xii) the Company’s compliance with the terms of the Trust Agreement, including with respect to any payments or issuances of Japanese Depository Shares by the Company thereunder in accordance with the terms of the Trust Agreement; or (xiii) actions taken as required or specifically permitted by the Agreement or actions or omissions taken with Parent’s consent (or any action not taken as a result of the failure of Parent to consent to any action requiring Parent’s consent pursuant to Section 5.1); provided further, however, that any Effect referred to in clauses (i), (iii), (iv), (v), (vi) or (x) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur if it has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

“Company Owned Intellectual Property” means any and all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

“Contract” or “Contracts” means any of the written or oral agreements, arrangements, contracts, leases (whether for real or personal property), powers of attorney, notes, bonds, mortgages, indentures, deeds of trust, loans, evidences of indebtedness, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, purchase and sale orders and other legal commitments to which in each case a Person is a party or to which any of the properties or assets of such Person or its Subsidiaries are subject.

“DPA” means the Defense Production Act of 1950, as amended.

“EAR” means the U.S. Export Administration Regulations.

“Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety in an occupational setting or as a result of contamination of environmental media, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the Release, management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as

amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et. seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et. seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et. seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et. seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et. seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et. Seq.

“Environmental Permits” means any Permit required under any applicable Environmental Law.

“Equity Interest” means any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any Person that would be considered a single employer within the meaning of Section 4001(b)(1) of ERISA or Section 414 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any of the Transactions.

“FAR” means the Federal Acquisition Regulation codified at Title 48 of the Code of Federal Regulations, and any other applicable agency supplements thereto including, without limitation, the Department of Defense FAR Supplement codified at Title 48 of the Code of Federal Regulations and the General Services Administration Acquisition Regulation codified at Title 48 of the Code of Federal Regulations.

“FEFTA” means the Foreign Exchange and Foreign Trade Act of Japan (Act No. 228 of 1949), as amended, and the rules and regulations promulgated thereunder.

“FEFTA Designated Business” means any business that is (i) listed in the appended table 1 or 2 to the Public Notice Specifying Business Types to Be Specified by the Minister of Finance and the Competent Minister for the Business Pursuant to the Provisions of Article 3, Paragraph 3 of the Japanese Order on Inward Direct Investment, as amended and supplemented from time to time, (ii) not listed in any of the appended tables 1, 2 and 3 to the Public Notice Specifying Business Types to Be Specified by the Minister of Finance and the Competent Minister for the Business Pursuant to the Provisions of Article 3, Paragraph 3 of the Japanese Order on Inward Direct Investment, or (iii) listed in the appended table to Public Notice Specifying Business Types to Be Specified by the Minister of Finance and the Competent Minister for the Business Pursuant to the Provisions of Article 3, Paragraph 1 and Article 4, Paragraph 2 of the Japanese Order on Inward Direct Investment, as amended and supplemented from time to time.

“FIEA” means the Financial Instruments and Exchange Act of Japan (Act No. 25 of 1948), as amended, and the rules and regulations promulgated thereunder.

“Foreign Export and Import Law” means any applicable Law of a Governmental Entity (other than a U.S. Governmental Entity) regulating exports, imports or re-exports to, from or within such foreign country, including the export, import, transfer or re-export of any goods, software, services or technical data.

“Fraud” means, with respect to a party, Delaware common law fraud of a representation or warranty in ARTICLE 3 or ARTICLE 4 made by such party, involving an actual and intentional misrepresentation of a material fact, (a) with respect to the Company, to the Company’s Knowledge or (b) with respect to Parent or Merger Sub, to Parent’s or Merger Sub’s Knowledge, of its falsity and made for the purpose of inducing the other party to act. For the avoidance of doubt, Fraud shall not include any claim for equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, fraud by reckless or negligent misrepresentations or any tort based on negligence or recklessness.

“GAAP” means generally accepted accounting principles, as applied in the United States.

“Governmental Authorization” means: (a) any permit, license, certificate, certification, franchise, approval, concession, permission, variance, clearance, registration, qualification, or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any applicable Law; or (b) any right under any Contract with any Governmental Entity, including the expiration of the waiting period under any required approval or clearance of any Governmental Entity pursuant to any applicable Antitrust Law.

“Governmental Entity” means any supranational, national, federal, state, municipal, local, county, provincial or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (including any applicable securities exchange).

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, mold, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, per- and polyfluoroalkyl substance and polychlorinated biphenyls.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” of any Person means, without duplication: (a) indebtedness of such Person for borrowed money (including the outstanding principal amount of such indebtedness and accrued and unpaid interest thereon); (b) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (c) indebtedness evidenced by bonds, debentures, notes or other similar instruments or debt securities; (d) liabilities arising out of interest rate, currency swap arrangements or any other arrangements designed to provide protection against fluctuations in interest or currency rates or any other hedging arrangements; and (e) indebtedness of others as described in clauses (a) through (d) above guaranteed or secured by such Person.

“Indirect Capital Gains Tax” means any Tax imposed on Parent or any of its affiliates (including the Surviving Corporation from and after the Effective Time) in connection with the indirect transfer of capital stock (including capital gains on shares or any assets including real property) of or in any Subsidiary of the Company, incurred in connection with this Agreement and the Transactions.

“Information Privacy Requirements” means any and all (a) Laws or Orders pertaining to privacy, data protection, cybersecurity and/or data transfer or other processing of Personal Information or other data (including Customer Data), including all privacy and security breach disclosure Laws that are applicable to the Company and its Subsidiaries, and (b) public-facing privacy policies and requirements contained in any Contract to which the Company or any of its Subsidiaries is bound, in each case, under this clause (b), relating to privacy, data protection, cybersecurity and/or data transfer or other processing of Personal Information or other data (including Customer Data).

“Intellectual Property” means any and all intellectual property and proprietary rights in any jurisdiction throughout the world, including all: (a) inventions (whether or not patentable or reduced to practice or made the subject of one or more pending patent applications), national and multinational statutory invention registrations, patents and patent applications (including all reissues, continuations, continuations-in-part, revisions, provisionals, non-provisionals, divisionals, renewals, extensions and reexaminations in connection therewith) registered or applied for in any jurisdiction, and all improvements to any of the foregoing (“Patents”); (b) trademarks, service marks, service names, trade dress, brand names, logos, certifications, trade names, corporate names, Internet domain names and any and all other indications of origin in any jurisdiction, whether or not the foregoing are registered and together with the goodwill associated therewith, and all variations, derivations, combinations, applications and registrations in connection therewith; (c) Internet domain names, uniform resource locators and social media accounts and handles, including any registration thereof, and all goodwill associated with each of the foregoing; (d) all copyrights (whether or not published or registered), and all applications and registrations in connection therewith in any jurisdiction, works of authorship, mask work rights and any and all derivative works, moral rights, renewals, extensions, reversions or restorations in connection with the foregoing, regardless of the medium of fixation or means of expression; (e) trade secrets, confidential information, and know-how, technical data, algorithms, formulae, data, procedures, protocols, rules of thumb, results of experimentation and testing; (f) rights in Software; (g) industrial designs (whether or not registered); (h) databases and data collections; (i) other related rights, including any renewal, reissue, reversion, reexamination, or extension of any of the foregoing, and any right equivalent or similar to any of the foregoing; (j) rights to claim priority to, and collect royalties and proceeds in connection with, any of the foregoing; and (k) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement, misappropriation or other violation of any of the foregoing.

“Intervening Event” means any event, circumstance, change, occurrence, development or effect that materially affects the business, assets or operations of the Company and that (a) was not known to, nor reasonably foreseeable by, the Company Board as of or prior to the date hereof (or if known, the consequences of which are not known nor reasonably foreseeable by the Company Board as of or prior to the date hereof) and (b) does not relate to (i) any Takeover Proposal or Superior Proposal or (ii) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Equity Interests or the credit rating of the Company (provided that the underlying events, circumstances, changes, occurrences, developments or effects may be deemed to constitute, or be taken into account in determining whether there has been an Intervening Event).

“IRS” means the United States Internal Revenue Service.

“IT Systems” means any and all computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology assets and equipment (including laptops and mobile devices), and all associated documentation, in each case, owned by the Company or any of its Subsidiaries or used, licensed or leased by (or purported to be owned by or licensed or leased by) the Company or any of its Subsidiaries.

“ITAR” means the International Traffic in Arms Regulations.

“Japanese Depositary Shares” means the Japanese depositary shares issued pursuant to the Trust Agreement.

“JDR Trustees” means the trustee under the Trust Agreement.

“Knowledge” means (a) when used with respect to the Company, the actual knowledge of the individuals listed in Section 8.3 of the Company Disclosure Schedule (assuming reasonable investigation); and (b) when used with respect to Parent or Merger Sub, the actual knowledge of the officers and directors of Parent and Merger Sub (assuming reasonable investigation).

“Law” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.

“Lien” means with respect to any property, equity interest or asset, any mortgage, deed of trust, hypothecation, lien, encumbrance, pledge, charge, security interest, right of first refusal, right of first offer, option, adverse claim, license, voting proxy or agreement, or restriction on voting or transfer (except for any restrictions on transfer generally arising under any applicable federal or state securities Laws).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Order” means any order, writ, assessment, decision, injunction, decree, ruling, or judgment of a Governmental Entity, arbitrator, or other tribunal, whether temporary, preliminary, or permanent.

“Permitted Liens” means: (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (b) mechanics’, carriers’, workers’, repairers’, and similar statutory Liens arising or incurred in the ordinary course of business consistent with past practice for amounts which are not yet due and payable or which are being contested by appropriate proceedings in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof); (c) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property; (d) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (e) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (f) any non-exclusive license to any Intellectual Property entered into in the ordinary course of business consistent with past practice; and (g) other than with respect to Liens on the Shares, any other Liens that, in the aggregate, do not materially impair the value or the continued use and operation of the assets or properties to which they relate.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act), including a Governmental Entity.

“Personal Information” means any information that identifies or, alone or in combination with any other information, could reasonably be used to identify, locate, or contact a natural Person, including name, street address, telephone number, email address, identification number issued by a Governmental Entity, credit card number, bank information, customer or account number, online identifier, device identifier, IP address, browsing history, search history, or other website, application, or online activity or usage data, location data, biometric data, medical or health information, or any other information that is considered “personally identifiable information,” “personal information,” “personal data” or any term of similar import, in each case as defined under applicable Laws relating to data privacy, data protection, cybersecurity and/or the processing of such information or data.

“President” means the President of the United States of America.

“Principal” means an officer, director, owner, partner, or a Person having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a division or business segment; and similar positions).

“Proceeding” means any legal, administrative, arbitral, or other proceedings, suits, actions, investigations, examinations, claims, audits, hearings, charges, complaints, indictments, litigations, examinations, or other similar legal proceedings of any nature, civil, criminal or regulatory, in law or in equity, in each case, by or pending before any Governmental Entity, arbitrator, mediator, or other tribunal.

“Process” or “Processing” means any operation or set of operations which is performed on data, or on sets of data, whether or not by automated means, such as the receipt, access, acquisition, arrangement, collection, copying, creation, maintenance, modification, recording, organization, processing, compilation, selection, structuring, storage, visualization, adaptation, alteration, retrieval, consultation, use, disclosure by transfer, transmission, dissemination or otherwise making available, alignment or combination, restriction, disposal, erasure or destruction, or instruction, training or other learning relating to such data or combination of such data.

“Proxy Statement” means a proxy statement or similar disclosure document relating to the adoption and approval of this Agreement by the Company’s stockholders, as amended or supplemented.

“Regulatory Laws” means any applicable supranational, national, federal, state, county, local or foreign antitrust, competition, trade regulation, or foreign investment Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including the Sherman Act, the Clayton Act and the Federal Trade Commission Act, in each case, as amended, and other similar antitrust, competition or trade regulation laws of any jurisdiction other than the United States.

“Regulatory Termination Fee” means $12,000,000.

“Release” means any disposing, discharging, injecting, spilling, leaking, pumping, pouring, leaching, dumping, emitting, escaping or emptying into or upon the indoor or outdoor environment, including any soil, sediment, subsurface strata, surface water, groundwater, ambient air, the atmosphere or any other environmental media.

“Representatives” means, with respect to a Person, such Person’s directors, officers, managers, members, partners, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Software” means any and all (i) computer programs, systems, applications and code, including any software implementations of algorithms, models and methodologies (including, in each case, those for artificial intelligence systems) and any source code, object code, development and design tools, applets, compilers and assemblers and (ii) documentation relating to or embodying any of the foregoing.

“Specified Government Entity” means (a) any Governmental Antitrust Authority, (b) the Ministry of Economic Affairs of Taiwan, and (c) CFIUS.

“Subsidiary” of Parent, the Company or any other Person means any corporation, limited liability company, partnership, joint venture or other legal entity of which Parent, the Company or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the capital stock or other Equity Interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, joint venture or other legal entity, or otherwise owns, directly or indirectly, such capital stock or other Equity Interests that would confer control of any such corporation, limited liability company, partnership, joint venture or other legal entity, or any Person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act.

“Superior Proposal” means a written Takeover Proposal that is not solicited in material breach of Section 5.3 (except that, for purposes of this definition, each reference in the definition of “Takeover Proposal” to “twenty percent (20%) or more” shall be “more than fifty percent (50%)”) that the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) is (a) reasonably likely to be consummated and (b) if consummated, more favorable from a financial perspective to the holders of the Shares than the Transactions, in each case, after considering such factors as the Company Board considers to be appropriate, including the terms and conditions of such Takeover Proposal, likelihood of consummation and any revisions to the terms of this Agreement and the Merger proposed by Parent during the Superior Proposal Notice Period set forth in Section 5.3(d)(i).

“Supporting Stockholders” means Fumihiro Kozato, Akiko Kozato, Dr. Feng Kuo and Fun-Kai Liu.

“Takeover Proposal” means a bona fide inquiry, proposal or offer from, or indication of interest in making a proposal or offer from any Person or group (other than Parent and its Subsidiaries, including Merger Sub), relating to any transaction or series of related transactions (other than the Transactions), involving any: (a) direct or indirect acquisition of assets of the Company or its Subsidiaries (including any voting equity interests of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to twenty percent (20%) or more of the fair market value of the Company’s and its Subsidiaries’ consolidated assets or to which twenty percent (20%) or more of the Company’s and its Subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of twenty percent (20%) or more of the voting equity interests of the Company or any of its Subsidiaries whose business constitutes twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the voting power of the Company; (d) merger, consolidation, other business combination, or similar transaction involving the Company or any of its Subsidiaries, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company, and its Subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; or (f) any combination of the foregoing.

“Taiwan DIR Approval” means any and all approvals, authorizations, permits or clearances from the Department of Investment Review, the Ministry of Economic Affairs of Taiwan, under the Statute for Industrial Innovation, the Regulations of Corporate Outbound Investment, the Act Governing Relations between the People of the Taiwan Area and the Mainland Area, the Permission Rules for Investment or Technical Cooperation in Mainland China and any other relevant rules or interpretations thereto that are required in connection with the Transactions.

“Tax Return” means any report, return (including information return), claim for refund, estimated filing or declaration required to be filed or actually filed with a Governmental Entity in connection with the determination, assessment or collection of any Tax, including any schedule, attachment or supporting information thereto, and including any amendments thereof.

“Tax” or “Taxes” means all taxes, fees, levies, duties, tariffs, imposts and other charges in the nature of a tax imposed by any Governmental Entity, including income, franchise, windfall or other profits, gross receipts, net proceeds, real property, personal property, sales, use, goods and services, net worth, capital stock, business license, occupation, commercial activity, customs duties, alternative or add-on minimum, environmental, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, estimated, withholding, ad valorem, stamp, transfer, registration, escheat, abandoned or unclaimed property, value-added and gains tax, together with any interest, penalties or additional amounts imposed by any Governmental Entity, whether disputed or not, and any liabilities to pay any of the foregoing as a transferee or successor, by assumption or Contract or by operation of Law.

“Termination Fee” means an amount equal to $7,520,000.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes.

“Treasury Regulations” means the final and temporary regulations promulgated under the Code by the U.S. Department of Treasury.

“Trust Agreement” means the Beneficiary Certificate Issuance Trust Agreement and Agreement regarding Issuer dated August 31, 2017 between the Company; Mizuho Securities Co., Ltd.; Mitsubishi UFJ Trust and Banking Corporation; and The Master Trust Bank of Japan, Ltd.

“U.S.” means the United States of America.

“U.S. Export and Import Law” means any applicable Law of the U.S. regulating exports, re-export, deemed re-exports, transfers or imports of goods, services, software or technical data, including the United States Export Control Reform Act of 2018, the EAR, the Arms Export Control Act, ITAR, the economic sanctions laws, regulations and executive orders administered by OFAC or U.S. Department of State, the Tariff Act of 1930 the Trade Act of 1974 and anti-boycott laws and regulations implemented by the U.S. Department of Commerce and Treasury.

“U.S. Government” means the federal government of the U.S. and any agencies, instrumentalities and departments thereof.

“Willful Breach” means a material breach of or material failure to perform a covenant or agreement in this Agreement caused by an act or failure to act on the part of the breaching party with the actual knowledge (assuming reasonable investigation) that such act or failure to act would result in or constitute a material breach of this Agreement.

(b) The following terms are defined elsewhere in this Agreement, as indicated below:

“Agreement”	Preamble

“Anti-Corruption Law”	Section 3.9(b)

“Bankruptcy and Enforceability Exceptions”	Section 3.3(a)

“Book-Entry Shares”	Section 2.2(b)(ii)

“Certificate of Merger”	Section 1.2

“Certificates”	Section 2.2(b)(i)

“CFIUS Resubmission”	Section 5.5(f)

“Closing”	Section 1.2

“Closing Date”	Section 1.2

“Company”	Preamble

“Company Acquisition Agreement”	Section 5.3(a)

“Company Benefit Plan”	Section 3.11(a)

“Company Board”	Recitals

“Company Board Recommendation”	Section 3.3(b)

“Company Bylaws”	Section 3.1

“Company Charter”	Section 3.1

“Company Common Stock”	Recitals

“Company Continuing Employees”	Section 5.6(a)

“Company Disclosure Documents”	Section 3.5(a)

“Company Disclosure Financial Statements”	Section 3.5(c)

“Company Disclosure Schedule”	ARTICLE 3

“Company Leased Real Property”	Section 3.14(b)

“Company Material Contracts”	Section 3.16(a)(xix)

“Company Option”	Section 2.4(a)

“Company Registered Intellectual Property”	Section 3.17(a)

“Company Related Parties”	Section 7.6(f)

“Company Representatives”	Section 3.9(b)

“Company RSU”	Section 2.4(b)

“Company Service Provider”	Section 3.11(a)

“Company Stockholder Approval”	Section 3.3(c)

“Company Stockholders Meeting”	Section 5.4(a)

“Confidentiality Agreement”	Section 5.2(b)

“Consents”	Section 3.4(a)

“Continuation Period”	Section 5.6(a)

“Customer Data”	Section 3.17(a)

“DGCL”	Recitals

“Dissenting Shares”	Section 2.3

“Effect”	Section 8.3(a)

“Effective Time”	Section 1.2

“End Date”	Section 7.2(a)

“Greenhill”	Section 3.22

“Governmental Antitrust Authority”	Section 5.5(a)

“Government Official”	Section 3.9(b)

“Indemnification Agreements”	Section 5.7(a)

“Indemnified Party”	Section 5.7(a)

“Intervening Event Notice Period”	Section 5.3(d)(ii)

“Japanese Subsidiary”	Section 3.10(c)

“Lease”	Section 3.14(b)

“Maximum Premium”	Section 5.7(c)

“Merger”	Recitals

“Merger Consideration”	Section 2.1(a)

“Merger Sub”	Preamble

“Non-U.S. Company Benefit Plan”	Section 3.11(a)

“Option Consideration”	Section 2.4(a)

“Parent”	Preamble

“Parent Related Parties”	Section 7.6(g)

“Parent Welfare Benefit Plan”	Section 5.6(b)

“Paying Agent”	Section 2.2(a)

“Payment Fund”	Section 2.2(a)

“Permits”	Section 3.10(b)

“Regulatory Authorization Claim”	Section 7.6(g)

“Required Regulatory Authorizations”	Section 6.1

“Sanctions Target”	Section 3.9(d)

“Security Incident”	Section 3.17(h)

“Shares”	Recitals

“Significant Customer”	Section 3.16(a)

“Significant Supplier”	Section 3.16(a)

“Superior Proposal Notice Period”	Section 5.3(d)(i)

“Support Agreement”	Recitals

“Surviving Corporation”	Section 1.1(a)

“Tokyo Stock Exchange Announcement”	Section 3.7(b)

“Transactions”	Section 1.1(a)

“Waiver Agreement”	Section 5.14

8.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.5 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, or incapable of being enforced under any applicable Law, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.6 Entire Agreement. This Agreement (including all exhibits, annexes, and schedules referred to herein), the Company Disclosure Schedule, and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement and the Company Disclosure Schedule (other than an exception expressly set forth as such in the Company Disclosure Schedule), the statements in the body of this Agreement will control.

8.7 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as contemplated by the last sentence of

Section 5.13, neither Parent or Merger Sub, on the one hand, nor the Company, on the other hand, may directly or indirectly assign its rights or obligations hereunder, voluntarily or involuntarily, including by Change of Control, merger (whether or not such party is the surviving corporation), operation of law, or any other manner, without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that prior to the Effective Time, Merger Sub may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to Parent or to one or more of Parent’s direct or indirect wholly owned subsidiaries.

8.8 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, other than pursuant to Sections 5.7, 7.6(f) or 7.6(g), is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.9 Mutual Drafting; Interpretation. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the word “or” is not exclusive. As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. When used in reference to the Company or its Subsidiaries, the term “material” shall be measured against the Company and its Subsidiaries, taken as a whole. The words “made available to Parent” and words of similar import refer to documents (a) posted to the data room maintained by the Company or its Representatives in connection with the Transactions, (b) delivered in person or electronically to Parent, Merger Sub or any of their respective Representatives or (c) that are publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC, in each case, at least two (2) Business Days prior to the date of this Agreement. Except as otherwise indicated, all references in this Agreement to “Articles,” “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Articles and Sections of this Agreement and Exhibits, Annexes and Schedules to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall be disjunctive and shall not be deemed to be exclusive. The mere inclusion of an item in the Company Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or a material fact, event or circumstance or that such item has had, would have or would reasonably be expected to have a Company Material Adverse Effect. The information contained in the Company Disclosure Schedule is disclosed solely for purposes of this Agreement, and no information contained in the Company Disclosure Schedule shall be deemed to be an admission by the Company to any third party of any matter whatsoever (including any violation of Law or breach of Contract).

8.10 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a) This Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery or any federal court sitting in the State of Delaware in any Proceeding arising out of or relating to this Agreement or the Transactions, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such courts, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such courts. Each of the parties agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10(c).

8.11 Counterparts. This Agreement may be signed in any number of counterparts, including by facsimile or other electronic transmission each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

8.12 Specific Performance; Remedies Cumulative.

(a) The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. For the avoidance of doubt, notwithstanding anything else in this Agreement, in no event shall specific performance of the Company’s, Parent’s or Merger Sub’s obligation to consummate the Merger survive any termination of this Agreement.

(b) Except as otherwise provided in this Agreement, each party further agrees that: (i) no such party will oppose the granting of an injunction or specific performance as provided herein on the basis that the other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity; (ii) no such party will oppose the specific performance of the terms and provisions of this Agreement; and (iii) no other party or any other Person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.12, and each party irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond or similar instrument.

(c) Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

(d) It is explicitly agreed that the Company shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger.

8.13 Disclaimer of Projections. Parent and Merger Sub acknowledge that in connection with their investigation of the Company’s business, Parent and Merger Sub have received or may receive certain projections, including projected statements of operating revenues and income from operations of the Company’s business, cost estimates and certain business plan information. Parent and Merger Sub agree that they each take full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, other forecasts, summaries, plans and presentations so furnished to it, whether orally or in writing or in materials made available in any “data room” (virtual or otherwise), including the reasonableness of the assumptions underlying such estimates, projections and forecasts. Accordingly, none of the Company, their affiliates, nor any other Person is making any representation or warranty with respect to any estimates, projections, other forecasts, summaries, plans or presentations, including the reasonableness of the assumptions underlying such estimates, projections, other forecasts, summaries, plans or presentations, and Parent and Merger Sub hereby disclaim any reliance on such estimates, projections, other forecasts, summaries, plans and presentations and agrees that it has not relied thereon.

[Signature page follows]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers or managers thereunto duly authorized.

PARENT:

ASMedia Technology Inc.

By:	/s/ Chewei Lin
Name: Chewei Lin
Title: President

MERGER SUB:

Apex Merger Sub Inc.

By:	/s/ Hsi Kai Chen
Name: Hsi Kai Chen
Title: President

[Signature Page to Agreement and Plan of Merger]

THE COMPANY:

Techpoint, Inc.

By:	/s/ Fumihiro Kozato
Name: Fumihiro Kozato
Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Form of Certificate of Incorporation of Surviving Corporation

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TECHPOINT, INC.

[●]

FIRST: The name of the corporation is Techpoint, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000 shares of common stock with a par value of $0.01 per share.

FIFTH: The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation (the “Bylaws”).

SIXTH: Election of directors need not be by written ballot unless the Bylaws so provide.

SEVENTH: The Corporation expressly elects not to be governed by Section 203 of Delaware Law.

EIGHTH: (1) A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer to the fullest extent permitted by Delaware Law. If Delaware Law hereafter is amended to further eliminate or limit the liability of a director or officer, then a director or officer of the Corporation, in addition to the circumstances in which a director or officer is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended Delaware Law.

(2)(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or any predecessor of the Corporation or is or was serving at the request of the Corporation or any predecessor of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE EIGHTH shall also include the right to be paid by the Corporation for any expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this ARTICLE EIGHTH shall be a contract right.

(b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

(3) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under Delaware Law.

(4) The rights and authority conferred in this ARTICLE EIGHTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

(5) Neither the amendment nor repeal of this ARTICLE EIGHTH, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

NINTH: The Corporation reserves the right to amend this Amended and Restated Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of the date first written above.

Exhibit B

Form of Bylaws of the Surviving Corporation

AMENDED AND RESTATED

BYLAWS

OF

TECHPOINT, INC.

* * * * *

ARTICLE 1

OFFICES

Section 1.01. Registered Office. The registered office of Techpoint, Inc. (the “Corporation”) shall be set forth in the certificate of incorporation of the Corporation.

Section 1.02. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the “Board”) may from time to time determine or the business of the Corporation may require.

Section 1.03. Books. The books of the Corporation may be kept within or without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

Section 2.01. Time and Place of Meetings. All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time as may be determined from time to time by the Board (or the Chairman of the Board in the absence of a designation by the Board).

Section 2.02. Annual Meetings. Unless directors are elected by written consent in lieu of an annual meeting as permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”), an annual meeting of stockholders, commencing with the year 2025, shall be held for the election of directors and to transact such other business as may properly be brought before the meeting. Stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors; provided, however, that if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

Section 2.03. Special Meetings. Special meetings of stockholders may be called by the Board or the Chairman of the Board and shall be called by the Secretary at the request in writing of holders of record of a majority of the outstanding capital stock of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 2.04. Notice of Meetings and Adjourned Meetings; Waivers of Notice. (a) Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by Delaware Law, such notice shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(b) A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.05. Quorum. Unless otherwise provided under the certificate of incorporation or these bylaws and subject to Delaware Law, the presence, in person or by proxy, of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority in voting interest of the stockholders present in person or represented by proxy may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.06. Voting. (a) Unless otherwise provided in the certificate of incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise provided by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, or by proxy sent by cable, telegram or by any means of electronic communication permitted by law, which results in a writing from such stockholder or by his attorney, and delivered to the secretary of the meeting. No proxy shall be voted after three (3) years from its date, unless said proxy provides for a longer period.

(c) In determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter will not be treated as a vote cast.

Section 2.07. Action by Consent. (a) Unless otherwise provided in the certificate of incorporation and subject to the proviso in Section 2.02, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in Section 2.07(b).

(b) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and Delaware Law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Section 2.08. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in the Chairman’s absence or if one shall not have been elected, the director designated by the vote of the majority of the directors present at such meeting, shall act as chairman of the meeting. The Secretary (or in the Secretary’s absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

Section 2.09. Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

ARTICLE 3

DIRECTORS

Section 3.01. General Powers. Except as otherwise provided in Delaware Law or the certificate of incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section 3.02. Number, Election and Term Of Office. (a) The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board but shall not be less than one or more than nine. The directors shall be elected at the annual meeting of the stockholders by written ballot, except as provided in Section 2.02 and Section 3.12 herein, and each director so elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

(b) Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 3.03. Quorum and Manner of Acting. Unless the certificate of incorporation or these bylaws require a greater number, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.04. Time and Place of Meetings. The Board shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board (or the Chairman in the absence of a determination by the Board).

Section 3.05. Annual Meeting. The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board may be held at such place either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 3.07 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.

Section 3.06. Regular Meetings. After the place and time of regular meetings of the Board shall have been determined and notice thereof shall have been once given to each member of the Board, regular meetings may be held without further notice being given.

Section 3.07. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of one director. Notice of special meetings of the Board shall be given to each director at least three days before the date of the meeting in such manner as is determined by the Board.

Section 3.08. Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to any of the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by Delaware Law to be submitted to the stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Section 3.09. Action by Consent. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions, are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.10. Telephonic Meetings. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.11. Resignation. Any director may resign at any time by giving notice in writing or by electronic transmission to the Board or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.12. Vacancies. Unless otherwise provided in the certificate of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the certificate of incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of other vacancies.

Section 3.13. Removal. Any director or the entire Board may be removed, with or without cause, at any time by the affirmative vote of the holders of a majority of the outstanding capital stock of the Corporation then entitled to vote at any election of directors and the vacancies thus created may be filled in accordance with Section 3.12 herein.

Section 3.14. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

ARTICLE 4

OFFICERS

Section 4.01. Principal Officers. The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including one or more Controllers, as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.

Section 4.02. Election, Term of Office and Remuneration. The principal officers of the Corporation shall be elected annually by the Board at the annual meeting thereof. Each such officer shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board. Any vacancy in any office shall be filled in such manner as the Board shall determine.

Section 4.03. Subordinate Officers. In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees as the Board may deem necessary, each of whom shall hold office for such period as the Board may from time to time determine. The Board may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.

Section 4.04. Removal. Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board.

Section 4.05. Resignations. Any officer may resign at any time by giving written notice to the Board (or to a principal officer if the Board has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.06. Powers and Duties. The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board.

ARTICLE 5

CAPITAL STOCK

Section 5.01. Certificates For Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates of the same class and series shall be identical. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. A Corporation shall not have power to issue a certificate in bearer form.

Section 5.02. Transfer Of Shares. Shares of the stock of the Corporation may be transferred on the record of stockholders of the Corporation by the holder thereof or by such holder’s duly authorized attorney upon surrender of a certificate therefor properly endorsed or upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation.

Section 5.03. Authority for Additional Rules Regarding Transfer. The Board shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of the stock of the Corporation, as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the Corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.

ARTICLE 6

INDEMNIFICATION OF DIRECTORS, OFFICERS,

EMPLOYEES AND OTHER AGENTS

Section 6.01. Indemnification of Directors and Officers. The Corporation shall, to the maximum extent and in the manner permitted by Delaware Law, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.01, a “director” or “officer” of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 6.02. Indemnification of Others. The Corporation shall have the power, to the maximum extent and in the manner permitted by Delaware Law, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.02, an “employee” or “agent” of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 6.03. Payment of Expenses in Advance. Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.01 of these bylaws or for which indemnification is permitted pursuant to Section 6.02 of these bylaws, following authorization thereof by the Board, shall be paid by the Corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnified party is not entitled to be indemnified as authorized in this Article 6.

Section 6.04. Indemnity Not Exclusive. The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the certificate of incorporation.

Section 6.05. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of Delaware Law.

Section 6.06. Repeal, Amendment, or Modification. Neither the amendment nor repeal of this Article 6, nor the adoption of any provision of these bylaws, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

ARTICLE 7

GENERAL PROVISIONS

Section 7.01. Fixing the Record Date. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the Board may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by Delaware Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by Delaware Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 7.02. Dividends. Subject to limitations contained in Delaware Law and the certificate of incorporation, the Board may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.

Section 7.03. Year. The fiscal year of the Corporation shall commence on January 1 and end on December 31 of each year.

Section 7.04. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 7.05. Voting of Stock Owned by the Corporation. The Board may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

Section 7.06. Amendments. These bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board.

Annex B

Execution Version

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of January 15, 2025, is entered into by and among ASMedia Technology Inc., a Taiwanese corporation (“Parent”), Techpoint, Inc., a Delaware corporation (the “Company”), and each of the undersigned stockholders (each, a “Stockholder” and, collectively, the “Stockholders”) of the Company.

WHEREAS, on the terms and subject to the conditions of the Agreement and Plan of Merger (as the same may be amended, supplemented or modified, the “Merger Agreement”), dated as of the date hereof, by and among the Company, Parent and Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”), Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”);

WHEREAS, as of the date of this Agreement, each of the Stockholders Beneficially Owns certain shares of common stock, with no par value, of the Company (the “Company Common Stock”) as set forth opposite such Stockholder’s name in Schedule A hereto; and

WHEREAS, as a condition and inducement for Parent to enter into the Merger Agreement, Parent has required that each Stockholder, in their capacity as a stockholder of the Company, enter into this Agreement, and the Stockholders have agreed to enter into this Agreement.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions. Capitalized terms not defined in this Agreement shall have the meanings assigned to those terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

(a)

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise. For the avoidance of doubt, the definition of “Affiliate” does not include any family members of the Stockholders.

(b)

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities, but shall not include any beneficial ownership or record ownership by family members of the Stockholders.

2.

Effectiveness; Termination. This Agreement shall be effective upon execution by all parties hereto. This Agreement, and all obligations, terms and conditions contained herein, shall automatically terminate without any further action required by any person upon the earliest to occur of: (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) a Company Adverse Recommendation Change effected in accordance with Section 5.3(d) of the Merger Agreement, and (d) the date on which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger

Agreement is granted, in each case, without the Stockholders’ prior written consent, that (i) reduces the Merger Consideration per Share to be received by the stockholders of the Company or (ii) changes the form in which the Merger Consideration per Share is payable to the stockholders of the Company. Notwithstanding the foregoing, this Section 2 and Sections 13 through 19 hereof shall survive any such termination.

3.

Voting Agreement. From the date hereof until the termination of this Agreement as set forth in Section 2 (the “Support Period”), each Stockholder irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Company’s stockholders, however called, and in connection with any written consent of the Company’s stockholders, such Stockholder shall (a) appear at such meeting or otherwise cause all of their Existing Shares (as defined below), and all other Company Common Stock over which they currently have, or will, after the date hereof and prior to the applicable record date, have acquired, Beneficial Ownership or record ownership and the power to vote or direct the voting thereof (together with the Existing Shares, the “Shares”) to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, and (b) vote or cause to be voted (including by proxy or written consent, if applicable) all of their Shares: (i) in favor of the approval and adoption of the Merger Agreement, any Ancillary Agreement and the consummation of the Transactions, (ii) in favor of any proposal to adjourn or postpone such meeting of the Company’s stockholders to a later date if there are not sufficient votes to approve the Merger Agreement or the consummation of the Transactions, (iii) in favor of any advisory, non-binding compensation proposal set forth in the Proxy Statement and submitted to the stockholders of the Company in connection with the Merger, (iv) against any action or proposal in favor of any Company Adverse Recommendation Change, (v) against any Takeover Proposal, any Company Acquisition Agreement, or any of the transactions contemplated thereby, (vi) against any action, proposal, agreement or transaction that would reasonably be expected to result in any of the conditions to the Merger not being fulfilled or not being capable of being fulfilled or a breach of a covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement; (vii) against any action, proposal, transaction or agreement that would reasonably be expected to prevent, impede or interfere with, delay, or adversely affect in any material respect the consummation of the Merger, and (viii) against any amendments to the Company’s and its Subsidiaries’ organizational documents if such amendment would reasonably be expected to prevent or delay the consummation of the Closing.

4.

No Inconsistent Agreements. Each Stockholder represents, warrants, covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Shares and has not deposited any of the Shares in any voting trust; (b) at any time during the Support Period, shall not, and shall not permit any Affiliate to, enter into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Shares, or deposit any Shares into a voting trust, unless specifically requested to do so by Parent and the Company in connection with the Merger Agreement, the Ancillary Agreements and any of the Transactions; (c) has not granted, and shall not grant at any time during the Support Period, a proxy, consent or power of attorney in any manner inconsistent with Section 3 of this Agreement with respect to any of the Shares; and (d) has not given, and shall not give at any time during the Support Period, any voting instructions or authorities in any manner inconsistent with Section 3 of this Agreement with respect to any of the Shares.

5.

Transfer Restrictions Prior to the Merger. Each Stockholder hereby agrees that they shall not, during the Support Period, without the prior written consent of Parent, sell, transfer, assign, pledge, give, tender in any tender or exchange offer or similarly dispose of any of their Shares, or any interest therein, including the right to vote any of their Shares, as applicable (a “Transfer”); provided, that a Stockholder may (i) Transfer their Shares (x) for bona fide estate planning or philanthropic purposes, or (y) at such Stockholder’s death pursuant to Law or such Stockholder’s estate plan, so long as prior to the date of Transfer, the transferee (including any and all transferees and subsequent transferees of the initial transferee, a “Transferee”) permitted in the foregoing (x) and (y), agrees in a signed writing to be bound by the terms of this Agreement, and to assume all of the obligations of such Stockholder under this

Agreement, by executing and delivering to Parent a joinder agreement in form and substance reasonably acceptable to Parent to this Agreement, in which case such Stockholder shall remain responsible for any breach of this Agreement by such transferee, or (ii) Transfer their Shares in connection with the vesting, settlement or exercise of Company Equity Awards to satisfy any withholding for the payment of taxes incurred in connection with such vesting, settlement or exercise, or, in respect of Company Options, the exercise price thereon. On the execution and delivery of a joinder agreement by a Transferee, such Transferee shall be deemed to be a party hereto as if such Transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Stockholder. Any Transfer or attempted Transfer of any Shares in violation of this Agreement shall be null and void ab initio.

6.	Representations of the Parties

(a)

Representations of the Stockholder. Each Stockholder severally and not jointly represents and warrants to Parent as follows: (i) such Stockholder has full legal right, capacity and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by such Stockholder or the performance of their obligations hereunder; (iii) the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law or require any authorization, consent or approval of, or filing with, any Governmental Entity or require any consent of such Stockholder’s spouse that are necessary under any “community property” or other laws; (iv) such Stockholder Beneficially Owns, has good and marketable title to, and has the full power to vote or direct the voting of and full power of disposition of the Company Common Stock set forth on Schedule A (the “Existing Shares”), full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement with respect to the Existing Shares, and, as of the date hereof, such Stockholder does not Beneficially Own any shares of Company Common Stock other than the Existing Shares; (v) such Stockholder Beneficially Owns their Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than any restrictions under applicable federal or state securities laws) that would prevent such Stockholder’s performance of its obligations under this Agreement; and (vi) as of the date hereof, there is no Proceeding pending against such Stockholder or, to the knowledge of such Stockholder, threatened against such Stockholder or any of its Affiliates, or any Proceeding to which such Stockholder or any of its Affiliates is subject, that in either case questions the record or Beneficial Ownership of such Stockholder’s Shares or the validity of this Agreement or that would reasonably be expected to prevent, impede or materially delay performance by such Stockholder of its obligations hereunder or the consummation of the transactions contemplated by this Agreement.

(b)

Representations of Parent. Parent represents and warrants to each Stockholder as follows: (i) Parent has full legal right, capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; (ii) this Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and legally binding agreement of Parent, enforceable against Parent in accordance with its terms, and no other action is necessary to authorize the execution and delivery of this Agreement by Parent or the performance of their obligations hereunder; and (iii) the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law or require any authorization, consent or approval of, or filing with, any Governmental Entity.

7.

Non-solicitation. Each Stockholder acknowledges and agrees that such Stockholder has received a copy of the Merger Agreement, has read the provisions set forth in Section 5.3 thereof and all related sections and understands the obligations of the directors and officers of the Company thereunder. Except as permitted by

Section 5.3 of the Merger Agreement, each Stockholder shall not, and shall cause its Affiliates not to: (a) directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal; (b) enter into, continue, conduct, or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to or afford access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party (or its potential sources of financing) relating to: (i) a Takeover Proposal; or (ii) any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal; (c) enter into letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract in each case relating to any Takeover Proposal; or (d) authorize, agree or publicly announce any intention to do any of the foregoing.

8.

Waiver of Appraisal Rights. Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger and other Transactions that such Stockholder may have.

9.

Publicity. Each Stockholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure in connection with the Merger, including in the Proxy Statement or any other filing with any Governmental Entity made in connection with the Merger, such Stockholder’s identity and ownership of their Shares and the nature of such Stockholder’s obligations under this Agreement. Each Stockholder agrees to notify the Company and Parent as promptly as reasonably practicable of any inaccuracies or omissions in any information relating to such Stockholder that is so published or disclosed.

10.

Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, other than, with respect to any employment agreement between such Stockholder and the Company, Parent or their respective Affiliates. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party to this Agreement any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Parent acknowledges and agrees that, except as expressly provided herein, nothing in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the applicable Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares, except as otherwise expressly provided herein. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or other like relationship between the parties.

11.	Assignment. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto.

12.

Specific Enforcement. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and accordingly (a) the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, in each case only in the state courts of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity, (b) the parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any specific performance or injunctive relief and (c) the parties will waive, in any action for specific performance, the defense of adequacy of a remedy at law.

13.	Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a)

This Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b)

Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery or any federal court sitting in the State of Delaware in any Proceeding arising out of or relating to this Agreement or the Transactions, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such courts, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such courts. Each of the parties agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(c)

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10(c).

14.

Notice. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the party to be notified; (b) when received when sent by email or facsimile by the party to be notified; provided, that notice given by email or facsimile shall not be effective unless either (i) a duplicate copy of such email or fax notice is promptly given by one of the other methods described in this Section 14 or (ii) the receiving party delivers a written confirmation of receipt for such notice either by email or fax or any other method described in this Section 14; or (c) when delivered by a courier (with confirmation of delivery); if to a Stockholder, to the address set forth with respect to such Stockholder in Schedule A hereto, and if to Parent, to the address set forth in Section 8.2 of the Merger Agreement.

15.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

16.

Amendments; Waivers. At any time prior to a termination of this Agreement pursuant to Section 2, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, (a) in the case of an amendment, by Parent, the Company and each Stockholder, and (b) in the case of a waiver, by the party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

17.

No Representative Capacity. Notwithstanding anything to the contrary herein, this Agreement applies solely to each Stockholder in their individual capacity as a stockholder, and, to the extent the Stockholder serves as a member of the board of directors or officer of the Company or as a fiduciary for others, nothing in this Agreement shall limit or affect any actions or omissions taken by a Stockholder in such Stockholder’s capacity as a director or officer or as a fiduciary for others, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or shall be construed to prohibit, limit or restrict a Stockholder from discharging such Stockholder’s duties as a director or officer or as a fiduciary for others.

18.

Further Assurances. Each Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Parent may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

19.

Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

[Signature pages follow]

SIGNED as of the date first set forth above:

ASMEDIA TECHNOLOGY INC.		TECHPOINT, INC.

By:	/s/ Chewei Lin	By:	/s/ Fumihiro Kozato
Name:	Chewei Lin	Name:	Fumihiro Kozato
Title:	President	Title:	President and Chief Executive Officer

[Signature Page to Voting Agreement]

STOCKHOLDER:

/s/ Fumihiro Kozato
Fumihiro Kozato

/s/ Masako Kozato
Masako Kozato

[Signature Page to Voting Agreement]

STOCKHOLDER:

/s/ Akiko Kozato
Akiko Kozato

[Signature Page to Voting Agreement]

STOCKHOLDER:

/s/ Dr. Feng Kuo
Dr. Feng Kuo

[Signature Page to Voting Agreement]

STOCKHOLDER:

/s/ Fun-Kai Liu
Fun-Kai Liu

[Signature Page to Voting Agreement]

SCHEDULE A

Stockholder Information

Stockholder	Existing Shares (As of January 9, 2025)	Name and Address for Notices
FUMIHIRO AND MASAKO KOZATO	1,818,888	FUMIHIRO AND MASAKO KOZATO [*]
AKIKO KOZATO	1,788,888	AKIKO KOZATO [*]
FENG KUO	1,360,000	DR. FENG KUO [*]
FUN-KAI LIU	1,029,500	FUN-KAI LIU [*]

B-A-1

Annex C

Execution Version

CONFIDENTIAL

January 14, 2025

Board of Directors

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

Members of the Board of Directors:

We understand that Techpoint, Inc. (the “Company”), ASMedia Technology Inc. (“Parent”) and Apex Merger Sub Inc. (“Merger Subsidiary”) propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Subsidiary with and into the Company, as a result of which the Company will become a wholly owned subsidiary of Parent. In the Merger, each share of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement), other than shares of Common Stock held in treasury by the Company, shares of Common Stock owned directly by Parent or Merger Subsidiary (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Subsidiary), and other than any Dissenting Shares (as defined in the Merger Agreement), shall be automatically converted into the right to receive an amount of cash equal to $20 per share (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether, as of the date hereof, the Consideration to be received by the holders of Common Stock (other than with respect to (i) holders of Common Stock to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of the Company) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders. We have not been requested to opine as to, and our opinion does not in any manner address the underlying business decision to proceed with or effect the Merger, or the relative merits of the Merger as compared to other potential strategies or transactions that may be available to the Company.

For purposes of the opinion set forth herein, we have:

1.	reviewed the Merger Agreement and certain related documents;

2.	reviewed certain publicly available financial statements of the Company;

3.	reviewed certain other publicly available business and financial information relating to the Company;

4.

reviewed certain information, including financial forecasts and other financial and operating data, concerning the Company supplied to or discussed with us by the management of the Company, including relevant financial forecasts relating to the Company prepared by the management of the Company and approved for our use by the Company (the “Forecasts”);

5.	discussed the past and present operations and financial condition and the prospects of the Company with senior executives of the Company;

6.	reviewed the historical market prices and trading activity for the Common Stock and analyzed its implied valuation multiples;

7.	compared the Consideration with values for the Common Stock derived based on the financial terms, to the extent publicly available, of certain transactions that we deemed relevant;

8.	compared the Consideration with values for the Common Stock derived based on certain financial information and trading valuations of certain publicly traded companies that we deemed relevant;

9.	compared the Consideration to present values for the Common Stock derived by discounting future cash flows and a terminal value for the Company at discount rates we deemed appropriate; and

10.	performed such other analyses and considered such other factors as we deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information and data publicly available, supplied or otherwise made available to, or reviewed by or discussed with, us. With respect to the Forecasts, we have assumed that they were reasonably prepared on a basis reflecting the best currently available estimates and good faith judgments of the management of the Company, and we have relied upon the Forecasts in arriving at our opinion. We express no opinion with respect to the Forecasts or the assumptions upon which they are based. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. We have assumed that the Merger will be consummated in accordance with the terms set forth in the final, executed Merger Agreement, and without waiver or modification of any terms or conditions the effect of which would be in any way meaningful to our analysis. We have further assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the Merger will be obtained without any effect on the Company or the Merger in any way meaningful to our analysis. We are not legal, regulatory, accounting or tax experts and have relied on the assessments made by the Company and the Parent and their respective advisors with respect to such issues. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion.

The terms of the Merger Agreement were determined through arm’s-length negotiations between the Company and Parent, and the decision to enter into the Merger Agreement was solely that of the Board. We did not recommend any specific amount of consideration to the Board or that any specific amount of consideration constituted the only appropriate consideration to be paid in the Merger.

For services rendered in connection with evaluating the Merger and the delivery of this opinion, we will receive a fee for our services, a portion of which will become payable upon rendering this opinion and the remainder of which is contingent and payable upon the completion of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. As the Company has been advised, during the two years preceding the date of this opinion, Mizuho Securities Co., Ltd. (“Mizuho”), an affiliate of Greenhill, has been and is a party to the Trust Agreement (as defined in the Merger Agreement), as Initial Settlor (as defined in the Trust Agreement). Mizuho was also managing underwriter of the Company’s 2017 Japanese Depository Shares (“JDS”) initial public offering in connection with the Company’s listing on the Tokyo Stock Exchange.

In Mizuho’s capacity as Initial Settlor, Mizuho earns de minimis fees from the Company on a periodic basis in exchange for providing certain administrative services. In addition, Mizuho Bank (USA) (formerly Mizuho Trust and Banking Co. (USA)), an affiliate of Greenhill and Mizuho, is a custodian of the Company Common Stock from which the actively-traded Company JDS derive their value. It may earn, from time-to-time, de minimis fees for custodial and administrative services. Other than the foregoing relationships (and other than any amounts that were paid to us under the letter agreement pursuant to which we were retained as a financial advisor to the Company in connection with evaluating the Merger), during the two years preceding the date of this opinion we have not been engaged by, performed any services for or received any compensation from the Company, Parent, or their respective affiliates.

It is understood that this letter is solely for the information of the Board and is rendered to the Board in connection with its consideration of the Merger and may not be used for any other purpose or relied upon by any other person without our prior written consent. This opinion addresses only the fairness from a financial point of view to the holders of Common Stock (other than with respect to (i) holders of Common Stock to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of the Company), as of the date hereof, of the Consideration to be received by such holders pursuant to the Merger Agreement. We are not expressing any view or opinion as to any other terms or aspect of the Merger Agreement or the Merger or any agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including as to the fairness of the Merger to, or any consideration to be received in connection with the Merger, by holders of any other class of securities, any creditors or any other constituencies of the Company. We are also not expressing any view or opinion as to the impact of the Merger on the solvency or the viability of the Company or Parent or their ability to pay their respective obligations when they come due. We express no view or opinion with respect to the amount or nature of any compensation to any officers, directors or employees of the Company, or any class of such persons relative to the Consideration to be received by the holders of the Common Stock in the Merger or with respect to the fairness of any such compensation. We express no view or opinion with respect to the amount or nature of any fees charged to the holders of the Company’s JDS in connection with receipt of their distribution under the Trust Agreement. We have not taken any such charges into account in our analysis. We also express no view or opinion regarding matters that require legal, regulatory, accounting, insurance, tax, environmental, executive compensation or other similar professional advice and we assume that opinions, counsel and interpretations regarding such matters have been or will be obtained from the appropriate professional sources. This opinion has been approved by our internal fairness opinion committee. This opinion is not intended to be and does not constitute a recommendation to the members of the Board as to whether they should approve the Merger or the Merger Agreement or take any other action in connection therewith, nor does it constitute a recommendation as to how any stockholder of the Company should vote or otherwise act with respect to the Merger.

Based on and subject to the foregoing, including the limitations and assumptions set forth herein, we are of the opinion that as of the date hereof the Consideration to be received by the holders of Common Stock (other than with respect to (i) holders of Common Stock to be cancelled or converted as set forth in the Merger Agreement and (ii) affiliates of the Company)pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Very best regards,
GREENHILL & CO., LLC

By:	/s/ Erik Marth
Erik Marth
Managing Director

SPECIAL MEETING FOR STOCKHOLDERS OF RECORD AS OF THURSDAY, MARCH 13, 2025 TECHPOINT, INC. FRIDAY, MAY 2, 2025 9:00 AM Pacific Time GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21723/ Please Sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030003003000001000 4 050225 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ ] FOR AGAINST ABSTAIN 1. Approval of the adoption of the Agreement and Plan of Merger, dated as of January 15, 2025, by and among Techpoint, Inc. (the “Company”), ASMedia Technology Inc., a company formed under the laws of Taiwan, and Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the transactions contemplated thereby, including the merger of Merger Sub with and into the Company (the “Merger”). [ ] [ ] [ ] 2. Approval of, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid or become payable by the Company to its named executive officers in connection with the Merger. [ ] [ ] [ ] 3. Approval of the adjournment of the special meeting of stockholders, if necessary or appropriate, to among other things, solicit additional proxies in the event there are not sufficient votes to approve Proposal 1 at the time of such special meeting. [ ] [ ] [ ] NOTE: THIS PROXY, PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3. THE PROXY IS FURTHER AUTHORIZED, IN HIS DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. [ ] To change the address on your account, please check the box on the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ] Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TECHPOINT, INC. Proxy for Special Meeting of Stockholders on Friday, May 2, 2025 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Fumihiro Kozato as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if present and acting at the Special Meeting of Stockholders of Techpoint, Inc., to be held on Friday, May 2, 2025 at the Company’s headquarters located at 2550 N. First Street, #550, San Jose, CA 95131, and at any adjournments or postponements thereof. (Continued and to be signed on the reverse side) 1.1 14475